UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08510

Matthews International Funds

(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

J. Cooper Abbott, President

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-788-7553

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The reports to shareholders are attached herewith.

Matthews Asia Funds | Annual Report

December 31, 2023 | matthewsasia.com

GLOBAL EMERGING MARKETS STRATEGIES

Matthews Emerging Markets Equity Fund

Matthews Emerging Markets Sustainable Future Fund

Matthews Emerging Markets Small Companies Fund

ASIA GROWTH STRATEGIES

Matthews Asia Growth Fund

Matthews Pacific Tiger Fund

Matthews Asia Innovators Fund

Matthews China Fund

Matthews China Small Companies Fund

Matthews India Fund

Matthews Japan Fund

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund

Matthews Asia Dividend Fund

Matthews China Dividend Fund

Investor Class Performance and Expense Ratios (December 31, 2023) (unaudited)

		Average Annual Total Return†			Inception Date	2023 Annual Operating Expense Ratios*	2023 Annual Operating Expense Ratios after Fee Waiver and Expense Reim- bursement**	Prospectus Expense Ratios††	Prospectus Expense Ratios after Fee Waiver and Expense Reim- bursement††
Investor Class	1 year	5 years	10 years	Since Inception
GLOBAL EMERGING MARKETS STRATEGIES

Emerging Markets Equity Fund (MEGMX)	8.43%	n.a.	n.a.	9.04%	4/30/20	1.70%	1.12%	1.58%	1.08%	[1]

Emerging Markets Sustainable Future Fund (MASGX)	7.83%	10.66%	n.a.	7.23%	4/30/15	1.23%	1.23%	1.24%	1.24%

Emerging Markets Small Companies Fund (MSMLX)	19.88%	15.48%	8.13%	11.16%	9/15/08	1.49%	1.34%	1.49%	1.37%	[1]
ASIA GROWTH STRATEGIES

Asia Growth Fund (MPACX)	3.53%	1.82%	2.72%	6.59%	10/31/03	1.13%	1.13%	1.13%	1.13%

Pacific Tiger Fund (MAPTX)	-4.87%	0.56%	3.49%	7.01%	9/12/94	1.12%	1.12%	1.10%	1.09%	[2]

Asia Innovators Fund (MATFX)	-1.77%	9.21%	7.20%	4.20%	12/27/99	1.15%	1.15%	1.18%	1.18%

China Fund (MCHFX)	-19.22%	0.62%	1.83%	7.22%	2/19/98	1.15%	1.15%	1.12%	1.12%

China Small Companies Fund (MCSMX)	-17.51%	6.21%	5.34%	4.25%	5/31/11	1.55%	1.41%	1.55%	1.41%	[1]

India Fund (MINDX)	23.10%	8.62%	11.65%	10.28%	10/31/05	1.14%	1.14%	1.15%	1.15%

Japan Fund (MJFOX)	17.99%	6.45%	5.55%	5.54%	12/31/98	1.09%	1.09%	1.05%	1.05%
ASIA GROWTH AND INCOME STRATEGIES

Asian Growth and Income Fund (MACSX)	3.33%	2.78%	1.81%	7.61%	9/12/94	1.15%	1.15%	1.13%	1.13%

Asia Dividend Fund (MAPIX)	4.69%	0.89%	2.85%	6.09%	10/31/06	1.10%	1.10%	1.10%	1.10%

China Dividend Fund (MCDFX)	-20.67%	-1.25%	3.12%	5.42%	11/30/09	1.17%	1.17%	1.20%	1.20%

†	Annualized performance for periods of at least one year, otherwise cumulative.

*	Before fee waivers and expense reimbursement.

**	Expense ratio represents the actual expense ratio a shareholder would have paid if they had been invested the entire year.

††

These figures are from the Funds’ prospectus dated as of April 28, 2023, and may differ from the actual expense ratios for fiscal year 2023, as shown in the financial highlights section of this report.

1

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.20% (except for the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Sustainable Future Fund and the Matthews Emerging Markets Small Companies Fund, which have expense limitations of 0.90%, 1.15% and 1.15%, respectively, for the Institutional Class) first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.20% expense limitation (or 0.90% for the Matthews Emerging Markets Equity Fund, or 1.15% for the Matthews Emerging Markets Sustainable Future Fund and the Matthews Emerging Markets Small Companies Fund), to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.20% (or 0.90% for the Matthews Emerging Markets Equity Fund, or 1.15% for the Matthews Emerging Markets Sustainable Future Fund and the Matthews Emerging Markets Small Companies Fund). If the operating expenses fall below the expense limitation within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2025 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2

Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2025 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

2	MATTHEWS ASIA FUNDS

Institutional Class Performance and Expense Ratios (December 31, 2023) (unaudited)

		Average Annual Total Return†			Inception Date	2023 Annual Operating Expense Ratios*	2023 Annual Operating Expense Ratios after Fee Waiver and Expense Reim- bursement**	Prospectus Expense Ratios††	Prospectus Expense Ratios after Fee Waiver and Expense Reim- bursement††
Institutional Class	1 year	5 years	10 years	Since Inception
GLOBAL EMERGING MARKETS STRATEGIES

Emerging Markets Equity Fund (MIEFX)	8.63%	n.a.	n.a.	9.25%	4/30/20	1.51%	0.90%	1.47%	0.90%	[1]

Emerging Markets Sustainable Future Fund (MISFX)	8.04%	10.84%	n.a.	7.44%	4/30/15	1.10%	1.10%	1.11%	1.11%

Emerging Markets Small Companies Fund (MISMX)	20.12%	15.71%	8.36%	7.82%	4/30/13	1.38%	1.15%	1.37%	1.15%	[1]
ASIA GROWTH STRATEGIES

Asia Growth Fund (MIAPX)	3.69%	1.98%	2.89%	4.02%	10/29/10	0.98%	0.98%	0.98%	0.98%

Pacific Tiger Fund (MIPTX)	-4.75%	0.69%	3.65%	3.67%	10/29/10	0.99%	0.98%	0.97%	0.96%	[2]

Asia Innovators Fund (MITEX)	-1.62%	9.35%	7.39%	9.17%	4/30/13	1.02%	1.02%	1.04%	1.04%

China Fund (MICFX)	-19.11%	0.79%	1.99%	1.19%	10/29/10	1.01%	1.01%	0.98%	0.98%

China Small Companies Fund (MICHX)	-17.37%	6.43%	n.a.	3.00%	11/30/17	1.41%	1.20%	1.38%	1.20%	[1]

India Fund (MIDNX)	23.27%	8.77%	11.83%	6.78%	10/29/10	1.01%	1.01%	1.01%	1.01%

Japan Fund (MIJFX)	18.08%	6.49%	5.63%	7.47%	10/29/10	1.02%	1.02%	0.97%	0.97%
ASIA GROWTH AND INCOME STRATEGIES

Asian Growth and Income Fund (MICSX)	3.39%	2.92%	1.95%	3.05%	10/29/10	1.02%	1.02%	1.01%	1.01%

Asia Dividend Fund (MIPIX)	4.77%	0.99%	2.96%	4.03%	10/29/10	0.99%	0.99%	0.99%	0.99%

China Dividend Fund (MICDX)	-20.58%	-1.12%	3.28%	4.52%	10/29/10	1.04%	1.04%	1.06%	1.06%

†	Annualized performance for periods of at least one year, otherwise cumulative.

*	Before fee waivers and expense reimbursement.

**	Expense ratio represents the actual expense ratio a shareholder would have paid if they had been invested the entire year.

††

These figures are from the Funds’ prospectus dated as of April 28, 2023, and may differ from the actual expense ratios for fiscal year 2023, as shown in the financial highlights section of this report.

1

Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.20% (except for the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Sustainable Future Fund and the Matthews Emerging Markets Small Companies Fund, which have expense limitations of 0.90%, 1.15% and 1.15%, respectively, for the Institutional Class). If the operating expenses fall below the expense limitation within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2025 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2

Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2025 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 800.789.ASIA (2742) or visit matthewsasia.com.

matthewsasia.com | 800.789.ASIA	3

This report has been prepared for Matthews International Funds (d/b/a Matthews Asia Funds) shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds’ investment objectives, risks and expenses. Additional copies of the prospectus or summary prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of December 31, 2023. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund’s future investment intent. Current and future portfolio holdings are subject to risk.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

4	MATTHEWS ASIA FUNDS

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international and emerging markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of a concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds’ Prospectuses and Statement of Additional Information for more risk disclosure.

matthewsasia.com | 800.789.ASIA	5

Message to Shareholders from the President of Your Funds

Dear Fellow Shareholder,

Thank you for your continued trust in Matthews as your active partner in a World of Emerging Opportunities.

I believe that Emerging Markets, Asia and China can offer investors important opportunity sets for returns and diversification. The Year of the Dragon may present unique prospects for investors willing to look beyond immediate-term volatility and headlines and focus on specific companies and the long-term growth potential of dynamic economies.

Emerging Markets

2023 was a volatile year for equity and fixed income markets around the world but Emerging Market economies remained resilient, with their central banks largely ahead of inflation and managing rates effectively. We saw renewed interest in India (digitalization and financialization, along with a Moon landing) and South Korea (technology and cultural leadership), as well as broader Emerging Market mandates. While China’s markets remained challenging as it emerged from COVID lockdowns—disappointing expectations for a sharp rebound and geopolitical ‘balloons’—quarterly financials of leading Chinese companies have begun to show encouraging results in both revenue and earnings. Meanwhile, small and mid caps outside of China performed well as investors looked into opportunities in companies that are less affected by regulatory and external concerns and are tied more directly to local economies. Asia’s developed markets, such as Japan, are also generating interest once again, driven by resilient earnings growth amid a tepid global macro economy.

As we look ahead, Emerging Markets and Asia—including India, Brazil, Mexico, Japan, Vietnam and the Gulf—remain attractive with increased opportunities for stock picking supported by risk awareness. Many of the markets we invest in offer compelling valuation and diversification potential. With deep investment experience in these markets and strong fundamental research capabilities, the importance of Matthews as an experienced and trusted guide remains paramount.

Matthews’ Active ETFs and the Power of Choice

Based on our history of providing investors with unique access to Emerging Markets, Asia and China, we further enhanced our leadership in Active ETFs during the year. Building upon the first of their kind suite of active ETFs focused on these regions, Matthews added nine Active ETFs through January 2024. This suite of 12 active, research-based ETF vehicles incorporate experienced insights, sustainability considerations, and our deep research to offer a range of investment opportunity in a new way.

These sophisticated investments incorporate deep understanding of markets and companies to build differentiated portfolios, providing investors with the ‘power of choice’ for investing—and fine-tuning exposures—in these dynamic markets.

Evolution…and Looking Forward

2023 was a year of dynamic changes, focused on the future. At the Funds’ Board of Trustees level, we bid farewell to Toshi Shibano as he retired as a Trustee. He has been replaced by industry veteran Neal Andrews who brings 35 years of experience in financial services, adding to the diverse perspectives and experience of your Board of Trustees, led by Board Chair Gale Caruso. Additionally, Sean Taylor succeeded Robert Horrocks, PhD, as Matthews’ Chief Investment Officer as of January 1, 2024, bringing a depth of intellectual knowledge and team management across Emerging Markets. We thank Toshi and Robert for their support—and Robert will continue as a portfolio manager on the Matthews Asian Growth and Income and the Matthews Asia Dividend Funds.

6	MATTHEWS ASIA FUNDS

Looking forward, we will continue to maintain a thoughtful and opportunistic approach to identifying the most attractive long-term investment prospects and we remain steadfast in our research-based investment strategy.

We take seriously the stewardship of your assets and thank you for being a valued shareholder during what has been a tumultuous and challenging year. We look forward to the opportunities to come in the Lunar Year of the Dragon!

Cooper Abbott, CFA

President of the Matthews Asia Funds

Chief Executive Officer, Matthews Asia

matthewsasia.com | 800.789.ASIA	7

Message to Shareholders from the

Investment Advisor

Dear Valued Shareholder,

At the start of 2023, much attention was devoted to China. Emerging later than most from COVID lockdowns, China was anticipated by investors to deliver a post-pandemic economic recovery similar to that of other markets. And yet they were to be disappointed. The magnitude of the miscalculation was not immediately evident. However, as the year continued, one disappointment followed the next and the stocks of major companies in China ground down, impacting markets and the relative performance of your portfolios to different degrees.

Many explanations have been given for China’s weak recovery: an interventionist regulatory environment; continued geopolitical risks; underlying lack of confidence among consumers and businesses; and perhaps even fears of a global recession. What seems undeniable is that the problems China encountered were largely domestic in nature and therefore its real problems were domestic as well. A remarkable feature of China’s economic recovery has been consumers ‘trading down’ to cheaper goods while interest rates fell, inflation subsided and unemployment, particularly youth unemployment, rose to a level where it seems the authorities were no longer comfortable publishing the figures.

Less Scrooge, more Ebeneezer

You can talk about geopolitical risks and other external headwinds but I think China’s woes have, to a significant extent, been self-inflicted. After seeing the rise in inflation in other countries after their COVID-related stimulus measures, China’s government declined to boost its own economy. It also continued moves to curb speculation in its housing market. Both decisions negatively impacted the economy significantly, in my view. The subsequent removal of many of the restrictions and rhetoric seeking to limit housing market activity is good news and may well have laid the ground for more effective stimulus measures. We shall see.

Other countries that your portfolios can invest in were less overly restrictive in their policy- making in 2023, in my opinion, preferring to be more Ebeneezer and less Scrooge. This meant that some saw inflation rates rise—India, Brazil, Mexico among them—in the immediate post-COVID period and thus spent much of the last year with elevated interest rates. And yet their domestic demand was strong and many emerging markets economies performed surprisingly well given that backdrop. The transient nature of inflation—another way of saying that a good portion was created by temporary supply-chain issues—meant that stimulus could also be withdrawn without great damage to their economies. The overall resilience of emerging markets in this rate-rise cycle, I believe, was a mixture of good policy choices made in the past and some good fortune in that the nature of the inflation problem made it inherently easier to treat.

While returns were hard to come by in 2023, there were some standout performances and India was one of them. Prime Minister Modi’s reforms are starting to bear fruit, and hopes of global supply chain realignments bringing more manufacturing export business to India are also cause for optimism even if results on the ground remain debatable. By the end of 2023, some of the blush looked to have come off the rose as falling nominal growth rates started to approach the level of interest rates on India’s government debt and this brought fiscal pressures back into focus. Still, the growth runway for India remains robust and compelling in our view.

Turning to another key market, Brazil has done almost as much to add to volatility as it has to returns over the past five years. However, it is not without its attractions. Valuations are reasonable and the central bank has been ahead of the curve in terms of tightening in the recent inflationary environment. It is likely to benefit, therefore, from

8	MATTHEWS ASIA FUNDS

falling inflation and, if the promise of recession-less disinflation bears out, the cyclicality of many of its business will not be the headwind that many fear.

Japan has also done well though it did finish 2023 on comparatively high valuations. For close to 20 years, I have thought that Japan has needed inflation and I expect that global disinflationary conditions may slow its progress somewhat relative to other markets. Nevertheless, it remains home to world-class companies that will do well amid a weak yen.

Markets with opportunities

In terms of industry trends, semiconductors were a strong source of market excitement. In this segment, Asia has some top quality companies and they continued to perform well. As belief grows over some of the productivity-enhancing aspects of artificial intelligence (AI), chip companies can expect continued strong demand, I believe. AI, for now, can do routine work where compromises can be made on quality and originality and I can see how this could be a boon for developed markets where low-skilled tasks are costly. In the medium term, at least, this is less likely to be an opportunity in low-wage economies. Therefore, I see AI impacting our markets and our portfolios most positively in the areas of hardware and components rather than from the practical adoption of the technology.

It was also a strong year for smaller companies. Smaller-scale businesses tend to do well in reflationary environments and that has been the case in this cycle. At Matthews, we have always had a tilt toward smaller companies because of the greater entrepreneurship they embody relative to their less commercial (or sometimes commercial but over-regulated) large-cap competitors. I would expect this to be a bias that continues in the future.

At the same time as small caps rallied, value companies also picked up. Value-stock rallies are often correlated with a rebound in cyclical names in the financial and raw materials industries. Perhaps nowhere was this effect more noticeable than in Japan where its large trading companies had stellar performances. In a relative sense, this detracted from performance in some cases as your portfolios are typically weighted more toward secular growth.

In 2024, concerns over China’s weak recovery and the struggles of its many former mega-cap leaders will undoubtedly remain. The year, however, also holds the possibility of being one of many changes. Hong Kong, for example, has been hit hard—by the weak demand in China and by the fact that due to its fixed exchange rate, its interest rates must rise in the face of such economic weakness, precisely the opposite of what economic common sense dictates. As the U.S. enters a downward rate cycle, it could be positioned for a reversal in fortune.

And beyond China we also have solid grounds for optimism. India’s outlook appears sound, key markets in Latin America are in good shape, and emerging markets, particularly in Asia, will likely become ever more embedded in secular trends like AI. Navigating these opportunities will demand flexibility and a continued focus on companies adept at plotting their own course for growth. In all cases, we shall place emphasis on finding good businesses for the long term.

Finally, as of January 1st, I am stepping down from my CIO responsibilities. What a privilege it has been to work with my colleagues on your behalf. But I felt it was time for a change. We have all—myself, Cooper, and many other colleagues on the investment team and in other departments—worked together to find Sean Taylor to take over the role. He has all the experience needed to run and grow a successful Emerging Markets and Asian team and will strive to achieve good performance in your portfolios. I remain at Matthews to continue to do my bit as a Portfolio Manager in that effort.

Robert Horrocks, PhD

Chief Investment Officer

Matthews International Capital Management, LLC

matthewsasia.com | 800.789.ASIA	9

PORTFOLIO MANAGERS

Alex Zarechnak
Lead Manager

Sean Taylor	Andrew Mattock,CFA
Co-Manager	Co-Manager

Peeyush Mittal, CFA	Jeremy Sutch, CFA
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MEGMX	MIEFX
CUSIP	577130651	577130644
Inception	4/30/20	4/30/20
NAV	$11.86	$11.84
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.70%	1.51%
After fee waiver and Reimbursement[2]	1.12%	0.90%
Portfolio Statistics
Total # of Positions		57
Net Assets		$20.9 million
Weighted Average Market Cap		$116.1 billion
Portfolio Turnover[3]		26.4%
Benchmark
MSCI Emerging Markets Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in emerging market countries. Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe.

Matthews Emerging Markets Equity Fund

Portfolio Manager Commentary (unaudited)

Performance

For the year ending December 31, 2023, the Matthews Emerging Markets Equity Fund returned 8.43% (Investor Class) and 8.63% (Institutional Class), while its benchmark, the MSCI Emerging Markets Index, returned 10.27% over the same period. For the fourth quarter, the Fund returned 7.37% (Investor Class) and 7.47% (Institutional Class), while the benchmark returned 7.93%.

Market Environment

2023 was challenging for emerging markets on a number of levels. At the macro level, rising interest rates and a strong U.S. dollar were headwinds while geopolitical tensions between the U.S. and China remained elevated and continued to be a significant drag on international sentiment toward China. Another notable trait of the year was the prolonged weakness of the Chinese economy. The rapid post-COVID recovery that many investors expected didn’t materialize and the country struggled with a lack of confidence and problems in specific sectors like real estate. Mitigating China’s woes somewhat was India’s continued resilient growth, supported in part by its domestic infrastructure programs and increasing global trade. Toward the end of the year, there was a general consensus that inflation had peaked in the global economy and that the U.S. Federal Reserve would pivot toward cutting rates in 2024.

It is also encouraging to reflect on the economic conditions of most emerging markets coming out of the pandemic. COVID was a ‘stress test’ that most of these markets passed as far as macroeconomic policy and financial conditions are concerned. Emerging markets stimulated less fiscally and monetarily compared with developed markets and that left them with lower relative debt levels and more monetary policy credibility.

Performance Contributors and Detractors

At the regional level, our overweight and stock selection in Mexico was the biggest contributor to total and relative returns in 2023, benefiting from gains in real estate, cement and banking stocks. An underweight to China also supported relative performance, as did our off-benchmark positions in Vietnam and the U.S., the latter buoyed by semiconductor equipment and enterprise software positions. On the other hand, stock selection in India was the biggest detractor to relative returns. We think we got our India allocation decision right, but poor stock selection more than offset that. Our underweight in technology companies in Taiwan and underweight and stock selection in South Korea also detracted.

At the sector level, stock selection in real estate contributed the most to relative returns in the period. An overweight to IT also contributed, as did an underweight and stock selection in consumer staples. In contrast, stock selection in consumer discretionary was the biggest detractor to relative performance due to holdings in China. Stock selection in energy also impacted relative returns.

At the holdings level, Prologis Property Mexico, a Mexican real estate developer, FPT Corp., a Vietnamese IT services company, Banco BTG Pactual, a Brazilian

(continued)

1	Actual 2023 expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. If the operating expenses fall below the expense limitation within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2025 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	The lesser of fiscal year 2023 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

10	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2023
			Average Annual Total Returns
	3 Months	1 Year	3 Years	Since Inception	Inception date
Investor Class (MEGMX)	7.37%	8.43%	-5.20%	9.04%	04/30/20
Institutional Class (MIEFX)	7.47%	8.63%	-5.03%	9.25%	04/30/20
MSCI Emerging Markets Index[4]	7.93%	10.27%	-4.71%	5.82%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 71 for index definition.

TOP TEN HOLDINGS[5]
Name	Sector	Country	% Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	6.7%
Samsung Electronics Co., Ltd., Pfd.	Information Technology	South Korea	6.1%
Tencent Holdings, Ltd.	Communication Services	China/Hong Kong	4.0%
Prologis Property Mexico SA de CV REIT	Real Estate	Mexico	4.0%
HDFC Bank, Ltd.	Financials	India	3.6%
Banco BTD Pactual SA	Financials	Brazil	2.7%
FPT Corp.	Information Technology	Vietnam	2.7%
ICICI Bank, Ltd.	Financials	India	2.5%
Infosys, Ltd.	Information Technology	India	2.5%
TotalEnergies SE	Energy	France	2.4%
% OF ASSETS IN TOP 10			37.2%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	11

COUNTRY ALLOCATION (%)[6,7]
India	16.9
China/Hong Kong	15.8
Brazil	10.9
Mexico	9.0
South Korea	7.5
Taiwan	6.7
United States	5.5
Vietnam	5.0
France	3.7
Philippines	2.7
Australia	2.4
Indonesia	2.2
United Arab Emirates	2.1
United Kingdom	2.1
Poland	2.0
Kazakhstan	1.5
Switzerland	1.4
Saudi Arabia	1.0
Cash and other Assets, Less Liabilities	1.6

SECTOR ALLOCATION (%)[7]
Financials	24.7
Information Technology	22.3
Consumer Discretionary	15.1
Materials	10.3
Energy	5.8
Real Estate	5.0
Consumer Staples	4.5
Industrials	4.2
Communication Services	4.0
Health Care	2.5
Cash and other Assets, Less Liabilities	1.6

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	58.9
Large Cap ($10B–$25B)	12.4
Mid Cap ($3B–10B)	20.5
Small Cap (under $3B)	6.6
Cash and Other Assets, Less Liabilities	1.6

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Emerging Markets Equity Fund

Portfolio Manager Commentary (unaudited) (continued)

investment bank and Globant, an enterprise software company with coders located throughout emerging markets, were among the top contributors to total and relative returns in 2023. Prologis benefited from the growing demand for quality warehouse space in Mexico, driven partly by re-shoring of supply chains from Asia. Globant bucked the trend of weaker enterprise software demand by nimbly emphasizing new verticals, like sports and entertainment, and leaning into vibrant geographies like Latin America and the Middle East. On the other hand, Chinese e-commerce company JD.com was the biggest detractor to total returns and was among the biggest detractors to relative returns. The company struggled against the backdrop of weak consumption as well as rising competitive intensity in the industry. First Quantum Minerals, a Canadian-based miner with global operations, also detracted, following a forced shutdown of its copper mine in Panama after countrywide protests. We exited that position toward the end of the year. Asia focused insurers AIA Group and Prudential also declined in 2023.

Notable Portfolio Changes

The portfolio added a number of new positions, including Emaar Properties, a real estate developer in Dubai, and Prio, a Brazilian oil and gas producer. Emaar will benefit, we believe, as Dubai’s reforms attract capital and stimulate economic growth. Prio is building a strong oil production business, in our view, by buying and rehabilitating fields which larger companies no longer want. On the flip side, we sold positions in companies including First Quantum, CapitaLand, a real estate investment trust in Singapore, and Bangkok Dusit Medical Services (BDMS), a hospital operator.

Outlook

We continue to find many attractive emerging markets companies to consider for the portfolio. Even in uncertain times they are solving problems for their societies, or creating value for their customers. Inflation in emerging markets is also on the way down, and interest rate cuts around the world this year could help overall liquidity conditions. Near-shoring and ‘China+1’ trends also continue to benefit countries in Southeast Asia, Central Europe and Latin America. In the Middle East, the landscape has been changing as Saudi Arabia and the United Arab Emirates diversify away from oil. In Asia, we believe economies are finding their feet post COVID and we expect some cyclical growth to return. We also see opportunities coming from domestic structural drivers like infrastructure spend in certain markets, notably India, and these could help counter any slowdown in global trade and economic activity.

12	MATTHEWS ASIA FUNDS

Matthews Emerging Markets Equity Fund

December 31, 2023

Schedule of Investmentsa

COMMON EQUITIES: 92.3%

	Shares	Value

INDIA: 16.9%

HDFC Bank, Ltd. ADR	11,062	$742,371

ICICI Bank, Ltd. ADR	21,795	519,593

Infosys, Ltd. ADR	28,026	515,118

UltraTech Cement, Ltd.	3,073	387,663

Indian Hotels Co., Ltd.	63,174	332,613

PI Industries, Ltd.	6,829	288,430

Restaurant Brands Asia, Ltd.[b]	209,610	281,375

Varun Beverages, Ltd.	15,667	232,739

Kotak Mahindra Bank, Ltd.	9,803	224,612

Total India		3,524,514

CHINA/HONG KONG: 15.8%

Tencent Holdings, Ltd.	22,300	841,934

AIA Group, Ltd.	48,000	417,738

H World Group, Ltd. ADR	10,609	354,765

JD.com, Inc. Class A	24,102	348,107

Midea Group Co., Ltd. A Shares	43,300	333,633

Yum China Holdings, Inc.	6,789	288,057

BYD Co., Ltd. A Shares	10,200	283,456

Innovent Biologics, Inc.[b,c,d]	30,500	167,032

Shenzhen Mindray Bio-Medical Electronics Co., Ltd. A Shares	3,700	151,006

PDD Holdings, Inc. ADR[b]	702	102,710

Midea Group Co., Ltd. A Shares	1,300	9,970

Total China/Hong Kong		3,298,408

BRAZIL: 10.9%

Banco BTG Pactual SA	72,400	559,980

Armac Locacao Logistica E Servicos SA	93,200	327,007

Vale SA ADR	20,337	322,545

Vinci Partners Investments, Ltd. Class A	28,479	311,845

WEG SA	31,900	242,336

PRIO SA	22,500	212,842

Hapvida Participacoes e Investimentos SAb,c,d	213,800	195,713

NU Holdings, Ltd. Class Ab	13,756	114,587

Total Brazil		2,286,855

MEXICO: 9.0%

Prologis Property Mexico SA de CV REIT	173,798	826,464

GCC SAB de CV	34,800	410,034

Grupo Financiero Banorte SAB de CV Class O	35,400	355,981

Becle SAB de CV	144,700	283,503

Total Mexico		1,875,982

TAIWAN: 6.7%

Taiwan Semiconductor Manufacturing Co., Ltd.	73,000	1,399,523

Total Taiwan		1,399,523

UNITED STATES: 5.5%

Globant SAb	2,012	478,816

Applied Materials, Inc.	2,715	440,020

Freeport-McMoRan, Inc.	5,471	232,900

Total United States		1,151,736

	Shares	Value

VIETNAM: 5.0%

FPT Corp.	140,154	$554,696

Military Commercial Joint Stock Bank	388,657	298,459

HDBank	242,006	202,347

Total Vietnam		1,055,502

FRANCE: 3.7%

TotalEnergies SE ADR	7,508	505,889

LVMH Moet Hennessy Louis Vuitton SE	329	267,325

Total France		773,214

PHILIPPINES: 2.7%

Ayala Corp.	25,290	310,954

Wilcon Depot, Inc.	661,500	249,668

Total Philippines		560,622

AUSTRALIA: 2.4%

Woodside Energy Group, Ltd.	23,786	502,280

Total Australia		502,280

INDONESIA: 2.2%

PT Bank Rakyat Indonesia Persero Tbk	1,243,200	462,057

Total Indonesia		462,057

UNITED KINGDOM: 2.1%

Prudential PLC	38,583	435,320

Total United Kingdom		435,320

UNITED ARAB EMIRATES: 2.1%

Emaar Properties PJSC	103,343	222,861

Fertiglobe PLC	254,840	206,079

Total United Arab Emirates		428,940

POLAND: 2.0%

Dino Polska SAb,c,d	3,583	419,517

Total Poland		419,517

KAZAKHSTAN: 1.5%

Kaspi.KZ JSC GDR[d]	3,411	313,812

Total Kazakhstan		313,812

SOUTH KOREA: 1.4%

LG Chem, Ltd.	786	302,314

Total South Korea		302,314

SWITZERLAND: 1.4%

Cie Financiere Richemont SA Class A	2,140	295,586

Total Switzerland		295,586

SAUDI ARABIA: 1.0%

Bupa Arabia for Cooperative Insurance Co.	3,540	201,261

Total Saudi Arabia		201,261

matthewsasia.com | 800.789.ASIA	13

Matthews Emerging Markets Equity Fund

December 31, 2023

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value

RUSSIA: 0.0%

Sberbank of Russia PJSC[e]	128,308	$1,438

LUKOIL PJSC ADR[b,e]	18,010	360

TCS Group Holding PLC GDR[b,d,e]	3,865	77

Total Russia		1,875

TOTAL COMMON EQUITIES		19,289,318

(Cost $20,438,657)

PREFERRED EQUITIES: 6.1%

SOUTH KOREA: 6.1%

Samsung Electronics Co., Ltd., Pfd.	26,364	1,270,389

Total South Korea		1,270,389

TOTAL PREFERRED EQUITIES		1,270,389

(Cost $1,631,359)

TOTAL INVESTMENTS: 98.4%		20,559,707
(Cost $22,070,016)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.6%		342,396

NET ASSETS: 100.0%		$20,902,103

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2023, the aggregate value is $782,262, which is 3.74% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

e	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. The aggregate value of Level 3 securities is $1,875 and 0.01% of net assets.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

JSC	Joint Stock Co.

Pfd.	Preferred

PJSC	Public Joint Stock Co.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

14	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGER

Vivek Tanneeru
Lead Manager

Inbok Song
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MASGX	MISFX
CUSIP	577130727	577130719
Inception	4/30/15	4/30/15
NAV	$12.54	$12.55
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.23%	1.10%
Portfolio Statistics
Total # of Positions		56
Net Assets		$209.5 million
Weighted Average Market Cap		$18.0 billion
Portfolio Turnover[2]		49.2%
Benchmark
MSCI Emerging Markets Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies of any market capitalization located in emerging market countries that satisfy one or more of the Fund’s environmental, social and governance (“ESG”) standards. Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe.

Matthews Emerging Markets Sustainable Future Fund

Portfolio Manager Commentary (unaudited)

Performance

For the year ending December 31, 2023, the Matthews Emerging Markets Sustainable Future Fund returned 7.83% (Investor Class) and 8.04% (Institutional Class), while its benchmark, the MSCI Emerging Markets Index, returned 10.27% over the same period. For the fourth quarter, the Fund returned 2.35% (Investor Class) and 2.40% (Institutional Class), while the benchmark returned 7.93%.

Market Environment

2023 was a year of opportunities and challenges marked by two distinct narratives: the Federal Reserve’s ‘higher for longer’ interest rate strategy and China’s labored and ongoing struggle to recover from the pandemic. Elevated interest rates and a strong U.S. dollar posed headwinds while China’s travails impacted the economies of other markets like Thailand. But there were also strong performances by markets like India which benefited from national infrastructure programs and strong domestic investor inflows. Smaller companies in emerging markets also thrived in many cases in 2023. And toward the end of the year there was a general consensus that inflation had peaked in the global economy and that the Fed would pivot toward cutting rates in 2024. This provided some tailwinds across markets.

Hungary was the best-performing emerging market during 2023, followed by Greece, Poland and Egypt, while larger markets like India, Brazil and Mexico delivered robust returns. China was the worst-performer followed by Thailand and Kuwait. From a sector perspective, information technology (IT) was the top performer, supported by market exuberance over advancements in generative artificial intelligence (AI), while real estate and consumer discretionary were the worst performers, impacted in part by China’s challenges in these sectors.

From a currency perspective, Latin American currencies like the Colombian peso, Mexican peso and Brazilian real appreciated against the U.S. dollar alongside Eastern European currencies like the Polish zloty and Hungarian forint. The Argentinian peso, Turkish lira and South African rand were the worst performers.

Performance Contributors and Detractors

From a country perspective, stock selection in South Korea was the top contributor to total and relative returns. Stock selection in Brazil and an overweight and stock selection in India also contributed. On the flip side, an overweight allocation and stock selection in China/Hong Kong were the biggest detractors to total and relative returns in the period. As the year progressed, markets grew more pessimistic about the prospects of China’s economic recovery, for a turnaround in its real estate sector and for an improvement in consumer sentiment. A lack of exposure to Mexico and Greece and an allocation to Estonia also detracted from relative returns.

At the sector level, an overweight and stock selection in financials, stock selection in real estate, and an underweight and stock selection in consumer discretionary contributed to returns. In contrast, stock selection in consumer staples and IT and a lack of exposure to energy were the biggest detractors to relative performance.

From an individual holdings perspective, Ecopro BM, a South Korean cathode maker, Shriram Finance, an Indian financial services provider, and YDUQS, a Brazilian on-campus and distance-learning education company, were the top

(continued)

1	Actual 2023 expense ratios.
2	The lesser of fiscal year 2023 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	15

PERFORMANCE AS OF DECEMBER 31, 2023
			Average Annual Total Returns
	3 Months	1 Year	3 years	5 years	Since Inception	Inception Date
Investor Class (MASGX)[3]	2.35%	7.83%	1.05%	10.66%	7.23%	4/30/15
Institutional Class (MISFX)[3]	2.40%	8.04%	1.21%	10.84%	7.44%	4/30/15
MSCI Emerging Markets Index[4]	7.93%	10.27%	-4.71%	4.07%	2.59%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted Monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3

Before July 29, 2022, the Fund was managed with a slightly different investment strategy and may have achieved different performance results under its current investment strategy from the performance shown for periods before that date.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 71 for index definition.

TOP TEN HOLDINGS[5]
Name	Sector	Country	% Net Assets
Shriram Finance, Ltd.	Financials	India	6.9%
Bandhan Bank, Ltd.	Financials	India	6.5%
Full Truck Alliance Co., Ltd.	Industrials	China/Hong Kong	5.7%
JD Health International, Inc.	Consumer Staples	China/Hong Kong	5.7%
Meituan Class B	Consumer Discretionary	China/Hong Kong	4.5%
Samsung SDI Co., Ltd., Pfd.	Information Technology	South Korea	4.0%
B3 SA - Brasil Bolsa Balcao	Financials	Brazil	3.6%
Micron Technology, Inc.	Information Technology	United States	3.6%
Legend Biotech Corp.	Health Care	China/Hong Kong	3.5%
YDUQS Participacoes SA	Consumer Discretionary	Brazil	3.4%
% OF ASSETS IN TOP 10			47.4%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

16	MATTHEWS ASIA FUNDS

Matthews Emerging Markets Sustainable Future Fund

Portfolio Manager Commentary (unaudited) (continued)

contributors to relative returns. Ecopro BM’s share price rallied on the expectations of a strong pickup in orders from U.S. battery manufacturing capex spend. Shriram continued to deliver strong results and, given its very attractive valuations, the stock performed well. YDUQS recovered well from pandemic-related weakness and as Brazilian interest rates started dropping the market took a more positive view on the company’s reduced debt-servicing burden. Very depressed valuations earlier in the year also helped the stock perform well.

On the other hand, our Chinese positions like Meituan, a leading food delivery company and super-app operator, JD Health International, an online pharmacy and medical services player, and Ginlong Technologies, a manufacturer of solar inverters, were the biggest detractors to relative returns in the year. As markets soured on recovery prospects in consumer sentiment and consumer spending in China, names like Meituan and JD Health were weak. In addition, the market worried about competition within the in-store segment of Meituan from the ecommerce offering of Douyin, ByteDance’s short video platform. We acknowledge the changes in the competitive environment but believe that Meituan will retain a strong market share over the mid-to-long term given its strong value proposition. Our research suggests that Douyin is being used as a medium to bring new customers to the segment and will aid the segment’s overall growth. Ginlong Technologies was weak on account of elevated inventory levels in Europe, a key market for Chinese exporters, as well as expectations of slower growth in Ginlong’s segment in China after a very strong 2023. We expect channel inventory to normalize this year and a meaningful drop in solar module prices in 2023 should spur additional demand.

Notable Portfolio Changes

We initiated a number of new positions in the year, including in Eugene Technology, a South Korean semiconductor fabrication-equipment maker that specializes in deposition gear. In addition to its core expertise in low pressure chemical vapor deposition equipment, Eugene is making strong inroads into atomic layer deposition equipment thereby increasing its addressable market. While the company’s products have largely been used in manufacturing memory products, it is also making progress in the semiconductor foundry manufacturing process which presents an attractive growth opportunity in the future. Among our exits, we sold China Conch Venture Holdings, a company involved in the energy and construction sectors, as we found better use of capital elsewhere.

Outlook

Today, emerging markets contain many companies with solid business models and quality management. In addition, U.S. interest rates are looking downward which should create some macro tailwinds for the coming year. As well as the macro landscape and global trade, our focus in 2024 will be on key emerging markets that are generating robust growth, like India, and those that are challenged, like China, and how they can affect the dynamics of other emerging markets.

Longer term, we expect the emerging markets gross domestic product (GDP) growth-differential with developed markets to improve from a 23-year low reached in 2022. This, alongside relatively attractive valuations, should potentially lend support to better equity performance against developed markets compared with the last decade.

Finally, we view sustainable investing as a synonym for long-term investing. Our approach focuses on investing in companies that are well-positioned to embrace global, multidecadal trends, including addressing critical challenges like climate change and inclusive development. These companies also tend to be good at identifying and proactively addressing long-terms risk to their businesses. Emerging markets, we believe, are a key destination for sustainable investment themes that offer attractive opportunities for alpha generation.

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	38.4
India	20.3
Taiwan	10.8
South Korea	9.3
Brazil	7.8
United States	3.6
Poland	3.4
Saudi Arabia	2.3
Vietnam	1.5
Romania	1.4
Jordan	1.1
Chile	0.7
Bangladesh	0.6
Estonia	0.5
Liabilities in Excess of Cash and Other Assets	-1.6

SECTOR ALLOCATION (%)[7]
Information Technology	25.2
Financials	21.8
Industrials	16.5
Consumer Discretionary	11.7
Health Care	8.3
Consumer Staples	7.3
Communication Services	5.1
Real Estate	3.6
Utilities	1.2
Materials	0.9
Liabilities in Excess of Cash and Other Assets	-1.6

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	19.6
Large Cap ($10B–$25B)	15.8
Mid Cap ($3B–10B)	42.1
Small Cap (under $3B)	24.2
Liabilities in Excess of Cash and Other Assets	-1.6

6	Not all countries are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

matthewsasia.com | 800.789.ASIA	17

Matthews Emerging Markets Sustainable Future Fund

December 31, 2023

Schedule of Investmentsa

COMMON EQUITIES: 97.6%

	Shares	Value

CHINA/HONG KONG: 38.4%

Full Truck Alliance Co., Ltd. ADR[b]	1,709,825	$11,985,873

JD Health International, Inc.[b,c,d]	2,381,900	11,956,538

Meituan Class Bb,c,d	894,900	9,395,357

Legend Biotech Corp. ADR[b]	121,387	7,303,856

Airtac International Group	159,000	5,224,444

Lam Research Corp.	6,383	4,999,549

Zhihu, Inc. ADR[b]	5,066,065	4,743,863

Contemporary Amperex Technology Co., Ltd. A Shares	189,100	4,332,754

Medlive Technology Co., Ltd.[c,d]	3,566,500	3,873,044

Silergy Corp.	201,000	3,262,414

Flat Glass Group Co., Ltd. H Shares	1,803,000	3,043,303

Ginlong Technologies Co., Ltd. A Shares	250,000	2,461,855

Innovent Biologics, Inc.[b,c,d]	314,500	1,722,347

Centre Testing International Group Co., Ltd. A Shares	763,100	1,528,404

Hangzhou Tigermed Consulting Co., Ltd. A Shares	154,476	1,190,620

OPT Machine Vision Tech Co., Ltd. A Shares	69,292	1,094,287

Zhejiang HangKe Technology, Inc., Co. A Shares	329,790	1,091,709

Wuxi Biologics Cayman, Inc.[b,c,d]	265,500	1,004,188

Hong Kong Exchanges & Clearing, Ltd.	6,200	212,662

Morimatsu International Holdings Co., Ltd.[b,d]	101,000	71,166

WuXi XDC Cayman, Inc.[b]	2,723	11,159

Total China/Hong Kong		80,509,392

INDIA: 20.3%

Shriram Finance, Ltd.	582,264	14,363,137

Bandhan Bank, Ltd.[c,d]	4,712,402	13,656,248

Indus Towers, Ltd.[b]	2,218,207	5,301,664

Phoenix Mills, Ltd.	162,227	4,373,118

Mahindra & Mahindra, Ltd.	168,560	3,500,753

UNO Minda, Ltd.	158,078	1,305,224

Marico, Ltd.	15,601	102,799

Total India		42,602,943

TAIWAN: 10.8%

M31 Technology Corp.	144,501	4,974,501

Andes Technology Corp.	270,000	4,214,481

Elite Material Co., Ltd.	335,000	4,160,026

Poya International Co., Ltd.	179,731	3,229,451

AP Memory Technology Corp.	152,000	2,316,643

Formosa Sumco Technology Corp.	335,000	1,836,231

Sporton International, Inc.	233,270	1,830,355

Total Taiwan		22,561,688

BRAZIL: 7.8%

B3 SA - Brasil Bolsa Balcao	2,503,500	7,490,398

YDUQS Participacoes SA	1,551,000	7,152,112

NU Holdings, Ltd. Class Ab	197,234	1,642,959

Total Brazil		16,285,469

	Shares	Value

SOUTH KOREA: 5.3%

Eugene Technology Co., Ltd.	113,940	$3,586,464

Solus Advanced Materials Co., Ltd.	112,938	2,316,832

Ecopro BM Co., Ltd.	9,361	2,076,096

Advanced Nano Products Co., Ltd.	20,219	1,874,537

Samsung SDI Co., Ltd.	3,012	1,096,642

LG Energy Solution, Ltd.[b]	419	138,277

Total South Korea		11,088,848

UNITED STATES: 3.6%

Micron Technology, Inc.	87,403	7,458,972

Total United States		7,458,972

POLAND: 3.3%

InPost SAb	277,627	3,843,880

Jeronimo Martins SGPS SA	124,831	3,177,015

Total Poland		7,020,895

SAUDI ARABIA: 2.3%

Saudi Tadawul Group Holding Co.	98,595	4,825,639

Total Saudi Arabia		4,825,639

VIETNAM: 1.5%

Nam Long Investment Corp.	2,128,939	3,208,861

Total Vietnam		3,208,861

ROMANIA: 1.4%

Banca Transilvania SA	536,864	2,890,504

Total Romania		2,890,504

JORDAN: 1.1%

Hikma Pharmaceuticals PLC	103,971	2,369,196

Total Jordan		2,369,196

CHILE: 0.7%

Aguas Andinas SA Class A	4,569,644	1,476,170

Total Chile		1,476,170

BANGLADESH: 0.6%

BRAC Bank PLC	2,248,844	686,435

GrameenPhone, Ltd.	227,236	541,640

Total Bangladesh		1,228,075

ESTONIA: 0.5%

Enefit Green AS	270,590	1,062,240

Total Estonia		1,062,240

TOTAL COMMON EQUITIES		204,588,892

(Cost $191,206,901)

18	MATTHEWS ASIA FUNDS

Matthews Emerging Markets Sustainable Future Fund

December 31, 2023

Schedule of Investmentsa (continued)

PREFERRED EQUITIES: 4.0%

	Shares	Value

SOUTH KOREA: 4.0%

Samsung SDI Co., Ltd., Pfd.	44,134	$8,392,916

Total South Korea		8,392,916

TOTAL PREFERRED EQUITIES		8,392,916

(Cost $ 11,686,259)

TOTAL INVESTMENTS: 101.6%		212,981,808
(Cost $ 202,893,160)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: (1.6%)		(3,456,721)

NET ASSETS: 100.0%		$209,525,087

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2023, the aggregate value is $41,607,722, which is 19.86% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

Pfd.	Preferred

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	19

PORTFOLIO MANAGERS

Vivek Tanneeru
Lead Manager

Jeremy Sutch, CFA	Alex Zarechnak
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MSMLX	MISMX
CUSIP	577125206	577125867
Inception	9/15/08	4/30/13
NAV	$25.52	$25.49
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.49%	1.38%
After Fee Waiver and Reimbursement[2]	1.34%	1.15%
Portfolio Statistics
Total # of Positions		78
Net Assets		$615.4 million
Weighted Average Market Cap		$4.0 billion
Portfolio Turnover[3]		26.9%
Benchmark
MSCI Emerging Markets Small Cap Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in emerging market countries. Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe. The Fund defines Small Companies as companies with market capitalization no higher than the greater of $5 billion or the market capitalization of the largest company included in the Fund’s primary benchmark, the MSCI Emerging Markets Small Cap Index.

Matthews Emerging Markets Small Companies Fund

Portfolio Manager Commentary (unaudited)

Performance

For the year ending December 31, 2023, the Matthews Emerging Markets Small Companies Fund returned 19.88% (Investor Class) and 20.12% (Institutional Class), while its benchmark, the MSCI Emerging Markets Small Cap Index, returned 24.49% over the same period. For the fourth quarter, the Fund returned 5.40% (Investor Class) and 5.47% (Institutional Class), while the benchmark returned 9.05%.

Market Environment

2023 was a year of opportunities and challenges marked by two distinct narratives: the Federal Reserve’s ‘higher for longer’ interest rate strategy and China’s labored and ongoing struggle to recover from the pandemic. Elevated interest rates and a strong U.S. dollar posed headwinds while China’s travails impacted the economies of other markets like Thailand. But there were also strong performances by markets like India which benefited from national infrastructure programs and strong domestic investor inflows. Smaller companies in emerging markets also thrived in many cases in 2023. And toward the end of the year there was a general consensus that inflation had peaked in the global economy and that the Fed would pivot toward cutting rates in 2024. This provided some tailwinds across markets.

Hungary was the best-performing emerging market in the benchmark index during 2023, followed by Poland, Egypt and Greece, while larger markets like South Korea, Brazil and India and Mexico delivered robust returns. China/Hong Kong was the worst-performer followed by Thailand and Kuwait. From a sector perspective, information technology (IT) was the top performer, supported by market exuberance over advancements in commercial artificial intelligence (AI), while consumer discretionary and real estate were the worst performers, impacted in part by China’s challenges in these sectors.

From a currency perspective, Latin American currencies like the Colombian peso, Mexican peso and Brazilian real appreciated against the U.S. dollar alongside Eastern European currencies like the Polish zloty and Hungarian forint. The Argentinian peso, Turkish lira and South African rand were the worst performers.

Performance Contributors and Detractors

From a country perspective, stock selection in South Korea was the top contributor to total and relative returns. Stock selection in Brazil and an underweight in Thailand also contributed. On the flip side, an overweight to China/Hong Kong was by far the biggest detractor to total and relative returns in the period. As the year progressed, markets grew more pessimistic about the prospects of China’s economic recovery, for a turnaround in its real estate sector and for an improvement in consumer sentiment. In our view, the MSCI Emerging Markets Small Cap Index has a much smaller allocation to China than is warranted as it doesn’t have mainland A-shares representation, and this accounts for the bulk of the small-cap investment universe in China. An underweight and stock selection in India also impacted relative performance.

(continued)

1	Actual 2023 expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.15% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.15% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.15%. If the operating expenses fall below the expense limitation within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2025 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	The lesser of fiscal year 2023 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

20	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2023
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MSMLX)[4]	5.40%	19.88%	6.79%	15.48%	8.13%	11.16%		09/15/08
Institutional Class (MISMX)[4]	5.47%	20.12%	7.00%	15.71%	8.36%	7.82%		04/30/13
MSCI Emerging Markets Small Cap Index[5]	9.05%	24.49%	6.99%	10.41%	5.74%	7.23%	[6]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4	Before April 30, 2021, the Fund was managed with a different investment strategy and may have achieved different performance results for periods before that date with its current investment strategy.

5

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 71 for index definition.

6	Calculated from 9/15/08.

TOP TEN HOLDINGS[7]
Name	Sector	Country	% Net Assets
Shriram Finance, Ltd.	Financials	India	6.1%
Bandhan Bank, Ltd.	Financials	India	5.9%
Full Truck Alliance Co., Ltd.	Industrials	China/Hong Kong	3.6%
Legend Biotech Corp.	Health Care	China/Hong Kong	3.1%
YDUQS Participacoes SA	Consumer Discretionary	Brazil	3.0%
Hugel, Inc.	Health Care	South Korea	3.0%
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	Industrials	Brazil	3.0%
Phoenix Mills, Ltd.	Real Estate	India	2.8%
Silergy Corp.	Information Technology	China/Hong Kong	2.7%
Airtac International Group	Industrials	China/Hong Kong	2.7%
% OF ASSETS IN TOP 10			35.9%

7	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	21

Matthews Emerging Markets Small Companies Fund

Portfolio Manager Commentary (unaudited) (continued)

At the sector level, stock selection in consumer discretionary, an underweight and stock selection in consumer staples and an overweight and stock selection in financials contributed to returns. In contrast, stock selection in industrials, IT and communication services were the biggest detractors to relative returns.

From a holdings perspective, Ecopro BM, a South Korean cathode maker, Shriram Finance, an Indian financial services provider, and YDUQS, a Brazilian on-campus and distance-learning education company, were among the top contributors to relative returns. Ecopro BM’s share price rallied on the expectations of a strong pickup in orders from U.S. battery manufacturing capex spend. Shriram continued to deliver strong results and, given its very attractive valuations, the stock performed well. YDUQS recovered well from pandemic-related weakness and as Brazilian interest rates started dropping, the market took a more positive view on the company’s reduced debt-servicing burden. Very depressed valuations earlier in the year also helped the stock perform well.

On the other hand, China consumption-oriented names such as Hainan Meilan International Airport Co., Beijing Capital International Airport Co. and Xtep International, a sporting goods company, were among the biggest detractors to relative returns in the year. The Chinese airport operators were weak on the back of reduced expectations of a rebound in consumption broadly, and in air travel services, in particular, as 2023 progressed. We remain positive on the longer-term outlook for international travel in the case of Beijing Capital International Airport and for domestic tourist arrivals in the case of Hainan Meilan, despite near-term headwinds as people tilt their travel budgets internationally.

Notable Portfolio Changes

In 2023, we participated in the initial public offering (IPO) of Wuxi XDC. The company is an affiliate of Wuxi Biologics, a leading Chinese contract, development and manufacturing entity. XDC specializes in bioconjugates, including anti-body drug conjugates, a promising area of growth within the biotech industry globally. Among our exits, we sold Lemon Tree, an Indian mid-market hotel chain operator, to take profits, and sold our position in Bank Tabungan Negara in Indonesia to deploy capital elsewhere.

Outlook

Today, emerging markets contain many companies with solid business models and quality management. In addition, U.S. interest rates are looking downward which should create some macro tailwinds for the coming year. As well as the macro landscape and global trade, our focus in 2024 will be on key emerging markets that are generating robust growth, like India, and those that are challenged, like China, and how they can affect the dynamics of other emerging markets. We are also focused on economies that might be turning a corner like Turkey.

Longer term, we expect the emerging markets gross domestic product (GDP) growth-differential with developed markets to improve from a 23-year low reached in 2022. This, alongside relatively attractive valuations, should potentially lend support to better equity performance against developed markets compared with the last decade.

We believe small companies in emerging markets offer long-term growth opportunities given their innovation and domestic consumption orientation while also being less exposed to regulatory and geo-political risks. We continue to find quality businesses at attractive valuations in this asset class.

COUNTRY ALLOCATION (%)[8,9]
China/Hong Kong	28.7
India	23.8
Taiwan	11.6
Brazil	11.2
South Korea	7.2
Vietnam	4.5
Chile	3.5
Philippines	2.3
Saudi Arabia	1.7
Poland	1.6
Indonesia	1.5
Thailand	0.9
Turkey	0.6
Bangladesh	0.5
United Arab Emirates	0.2
Mexico	0.1
Liabilities in Excess of Cash and Other Assets	-0.1

SECTOR ALLOCATION (%)[9]
Industrials	23.8
Information Technology	18.4
Financials	18.2
Consumer Discretionary	16.8
Health Care	10.9
Real Estate	5.9
Communication Services	2.1
Consumer Staples	1.7
Materials	1.5
Utilities	0.7
Liabilities in Excess of Cash and Other Assets	-0.1

MARKET CAP EXPOSURE (%)[9,10]
Mega Cap (over $25B)	0.0
Large Cap ($10B–$25B)	5.3
Mid Cap ($3B–10B)	43.5
Small Cap (under $3B)	51.3
Liabilities in Excess of Cash and Other Assets	-0.1

8	Not all countries where the Fund may invest are included in the benchmark index.

9

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

10

The Fund defines Small Companies as companies with market capitalization no higher than the greater of $5 billion or the market capitalization of the largest company included in the Fund’s primary benchmark, the MSCI Emerging Markets Small Cap Index.

22	MATTHEWS ASIA FUNDS

Matthews Emerging Markets Small Companies Fund

December 31, 2023

Schedule of Investmentsa

COMMON EQUITIES: 98.4%

	Shares	Value

CHINA/HONG KONG: 28.8%

Full Truck Alliance Co., Ltd. ADR[b]	3,126,745	$21,918,483

Legend Biotech Corp. ADR[b]	313,990	18,892,778

Silergy Corp.	1,041,000	16,896,381

Airtac International Group	513,431	16,870,388

Zhihu, Inc. ADR[b]	14,037,152	13,144,389

Medlive Technology Co., Ltd.[c,d]	9,906,500	10,757,973

Tongcheng Travel Holdings, Ltd.[b,d]	4,496,400	8,327,555

Flat Glass Group Co., Ltd. H Shares	4,651,000	7,850,472

Beijing Capital International Airport Co., Ltd. H Shares[b]	22,956,000	6,735,144

Peijia Medical, Ltd.[b,c,d]	6,897,000	6,530,152

SITC International Holdings Co., Ltd.	3,741,000	6,457,077

Xtep International Holdings, Ltd.	9,415,000	5,322,233

Hongfa Technology Co., Ltd. A Shares	1,257,400	4,875,869

Ginlong Technologies Co., Ltd. A Shares	491,906	4,844,006

Hainan Meilan International Airport Co., Ltd. H Shares[b]	5,154,000	4,581,836

Innovent Biologics, Inc.[b,c,d]	665,000	3,641,847

Centre Testing International Group Co., Ltd. A Shares	1,687,838	3,380,550

AK Medical Holdings, Ltd.[c,d]	4,164,000	3,339,973

OPT Machine Vision Tech Co., Ltd. A Shares	192,758	3,044,111

Morimatsu International Holdings Co., Ltd.[b,d]	3,455,000	2,434,432

Zhejiang HangKe Technology, Inc. Co. A Shares	730,855	2,408,002

Centre Testing International Group Co., Ltd. A Shares	849,674	1,693,813

CIFI Ever Sunshine Services Group, Ltd.[d]	8,690,000	1,612,828

Ginlong Technologies Co., Ltd. A Shares	160,210	1,570,250

WuXi XDC Cayman, Inc.[b]	7,000	28,687

Total China/Hong Kong		177,159,229

INDIA: 23.8%

Shriram Finance, Ltd.	1,523,189	37,573,629

Bandhan Bank, Ltd.[c,d]	12,424,114	36,004,309

Phoenix Mills, Ltd.	639,888	17,249,324

Finolex Cables, Ltd.	796,105	10,220,040

Radico Khaitan, Ltd.	479,542	9,552,752

UNO Minda, Ltd.	849,342	7,012,875

Barbeque Nation Hospitality, Ltd.[b]	869,881	6,980,627

Cartrade Tech, Ltd.[b]	686,900	5,887,714

Hindware Home Innovation, Ltd.	955,695	5,841,540

Rainbow Children’s Medicare, Ltd.	373,662	5,354,290

HEG, Ltd.	148,778	3,410,442

Marico, Ltd.	180,593	1,189,970

Total India		146,277,512

TAIWAN: 11.6%

M31 Technology Corp.	422,702	14,551,674

Andes Technology Corp.	670,000	10,458,157

Elite Material Co., Ltd.	717,000	8,903,698

Poya International Co., Ltd.	443,506	7,969,026

Wiwynn Corp.	124,000	7,342,105

AP Memory Technology Corp.	413,000	6,294,562

Yageo Corp.	313,124	6,080,067

ASPEED Technology, Inc.	59,000	5,976,756

	Shares	Value

Formosa Sumco Technology Corp.	717,000	$3,930,081

Total Taiwan		71,506,126

BRAZIL: 9.5%

YDUQS Participacoes SA	3,999,800	18,444,239

Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	8,841,400	18,312,948

Grupo SBF SA	5,756,300	13,913,300

Vivara Participacoes SA	1,094,700	7,711,516

Total Brazil		58,382,003

SOUTH KOREA: 7.2%

Hugel, Inc.[b]	159,015	18,400,290

Eugene Technology Co., Ltd.	322,474	10,150,443

Ecopro BM Co., Ltd.	29,582	6,560,738

Advanced Nano Products Co., Ltd.	55,306	5,127,512

Solus Advanced Materials Co., Ltd.	212,553	4,360,354

Total South Korea		44,599,337

VIETNAM: 4.5%

Military Commercial Joint Stock Bank	12,076,780	9,274,044

FPT Corp.	1,942,023	7,686,058

Mobile World Investment Corp.	4,127,314	7,273,249

Nam Long Investment Corp.	2,341,132	3,528,691

Total Vietnam		27,762,042

CHILE: 3.5%

Parque Arauco SA	6,371,494	10,269,488

Lundin Mining Corp.	524,400	4,290,024

Aguas Andinas SA Class A	12,481,194	4,031,904

Banco de Credito e Inversiones SA	112,516	3,045,943

Total Chile		21,637,359

PHILIPPINES: 2.3%

GT Capital Holdings, Inc.	816,350	8,699,805

Cebu Air, Inc.[b]	9,407,700	5,521,449

Total Philippines		14,221,254

SAUDI ARABIA: 1.7%

Saudi Tadawul Group Holding Co.	215,643	10,554,444

Total Saudi Arabia		10,554,444

POLAND: 1.6%

InPost SAb	728,499	10,086,420

Total Poland		10,086,420

INDONESIA: 1.5%

PT Mitra Adiperkasa Tbk	46,599,000	5,417,671

PT Summarecon Agung Tbk	95,466,216	3,564,971

Total Indonesia		8,982,642

THAILAND: 0.9%

Siam Wellness Group Public Co., Ltd. F Shares[b]	16,919,000	5,698,550

Total Thailand		5,698,550

matthewsasia.com | 800.789.ASIA	23

Matthews Emerging Markets Small Companies Fund

December 31, 2023

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value

TURKEY: 0.6%

Ford Otomotiv Sanayi AS	139,426	$3,498,809

Total Turkey		3,498,809

BANGLADESH: 0.5%

BRAC Bank PLC	9,319,571	2,844,698

Total Bangladesh		2,844,698

UNITED ARAB EMIRATES: 0.3%

Network International Holdings PLC[b,c,d]	308,065	1,530,647

Total United Arab Emirates		1,530,647

MEXICO: 0.1%

Banco del Bajio SAc,d	187,400	626,837

Total Mexico		626,837

RUSSIA: 0.0%

Moscow Exchange MICEX-RTS PJSC[e]	2,101,250	23,544

TCS Group Holding PLC GDR[b,d,e]	62,962	1,259

HeadHunter Group PLC ADR[e]	15,800	316

Total Russia		25,119

TOTAL COMMON EQUITIES		605,393,028

(Cost $550,896,494)

PREFERRED EQUITIES: 1.7%

BRAZIL: 1.7%
Banco Pan SA, Pfd.	5,859,800	10,419,851

Total Brazil		10,419,851

TOTAL PREFERRED EQUITIES		10,419,851

(Cost $8,927,482)

TOTAL INVESTMENTS: 100.1%		615,812,879
(Cost $559,823,976)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: (0.1%)		(415,232)

NET ASSETS: 100.0%		$615,397,647

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2023, the aggregate value is $62,431,738, which is 10.14% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

e	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. The aggregate value of Level 3 securities is $25,119 and 0.00% of net assets.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Pfd.	Preferred

PJSC	Public Joint Stock Co.

See accompanying notes to financial statements.

24	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Michael J. Oh, CFA
Lead Manager

Peeyush Mittal, CFA	Shuntaro Takeuchi
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MPACX	MIAPX
CUSIP	577130867	577130776
Inception	10/31/03	10/29/10
NAV	$21.19	$21.46
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.13%	0.98%
Portfolio Statistics
Total # of Positions		54
Net Assets		$371.3 million
Weighted Average Market Cap		$128.3 billion
Portfolio Turnover[2]		77.3%
Benchmark
MSCI AC Asia Pacific Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in the convertible securities, of any duration or quality, of Asian companies.

Matthews Asia Growth Fund

Portfolio Manager Commentary (unaudited)

Performance

For the year ending December 31, 2023, the Matthews Asia Growth Fund returned 3.53% (Investor Class) and 3.69% (Institutional Class), while its benchmark, the MSCI All Country Asia Pacific Index, returned 11.81% over the same period. For the fourth quarter, the Fund returned 8.32% (Investor Class) and 8.31% (Institutional Class), while the benchmark returned 8.00%.

Market Environment

2023 was challenging on many levels for Asia equity markets. At the macro level, rising interest rates and a strong U.S. dollar were headwinds for the region. Growth companies were out of favor while value companies outperformed. Geopolitical tensions between the U.S. and China also remained elevated, particularly in the first half, and we expect these tensions to continue. The most notable feature, however, was the prolonged weakness of the Chinese economy. The rapid post-COVID recovery that many investors expected didn’t materialize and the country instead struggled with a lack of confidence and problems in specific sectors like real estate. Mitigating China’s woes somewhat was India’s continued resilient growth, supported in part by its domestic infrastructure programs and increasing global trade. Information technology (IT) was the largest contributor to returns in the region, while communication services was among the laggards. Toward the end of the year, there was a general consensus that inflation had peaked in the global economy and that the U.S. Federal Reserve would pivot toward cutting rates in 2024 and the dollar would weaken. This provided some tailwinds across the region in the final quarter of 2023.

Performance Contributors and Detractors

Regionally, our stock selection in Indonesia, our underweight allocation to Thailand and zero exposure to Malaysia contributed the most to relative returns in 2023. On the other hand, our overweight and stock selection in China/Hong Kong was the biggest detractor to relative returns in the year. Our exposure was hurt by the much slower-than-expected recovery in China, international concerns over geopolitical risks, and regulatory uncertainties related to technology companies.

At the sector level, stock selection in financials and materials contributed the most to relative returns. In contrast, our overweight allocation to and stock selection within health care as well as consumer discretionary detracted the most from relative performance for the year.

On a company basis, Disco Corp. contributed the most to absolute and relative returns. Disco provides cutting and grinding tools to the semiconductor industry. The company benefited from the strength in the broader IT sector and growth in areas such as power semiconductors. We believe Disco is well positioned to benefit from growing demand from the artificial intelligence (AI) industry. On the other hand, JD.com, China’s leading e-commerce platform company, was one of the top detractors to absolute and relative returns. JD.com has been losing share to Pinduoduo (PDD) as more consumers seek better value for money. Additionally, the company has generated concerns overs its growth prospects and has been weighed down by China’s muted recovery.

Notable Portfolio Changes

We have reduced our exposure to China while increasing our exposure to companies based in Japan. China’s lack of meaningful stimulus is hurting sentiment and

(continued)

1	Actual 2023 expense ratios.
2	The lesser of fiscal year 2023 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	25

PERFORMANCE AS OF DECEMBER 31, 2023
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MPACX)	8.32%	3.53%	-16.08%	1.82%	2.72%	6.59%		10/31/03
Institutional Class (MIAPX)	8.31%	3.69%	-15.95%	1.98%	2.89%	4.02%		10/29/10
MSCI AC Asia Pacific Index[3]	8.00%	11.81%	-2.82%	5.70%	4.60%	6.26%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 71 for index definition.

4	Calculated from 10/31/03.

TOP TEN HOLDINGS[5]
Name	Sector	Country	% Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	5.6%
Shin-Etsu Chemical Co., Ltd.	Materials	Japan	4.4%
Keyence Corp.	Information Technology	Japan	4.2%
PT Bank Rakyat Indonesia Persero Tbk	Financials	Indonesia	4.1%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	3.6%
Japan Elevator Service Holdings Co., Ltd.	Industrials	Japan	3.6%
Disco Corp.	Information Technology	Japan	3.5%
Bajaj Finance, Ltd.	Financials	India	3.4%
Axis Bank, Ltd.	Financials	India	3.4%
Hitachi, Ltd.	Industrials	Japan	3.1%
% OF ASSETS IN TOP 10			38.9%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

26	MATTHEWS ASIA FUNDS

COUNTRY ALLOCATION (%)[6,7]
Japan	36.8
India	18.2
China/Hong Kong	17.1
Taiwan	9.1
South Korea	4.7
Indonesia	4.1
United States	3.1
Australia	2.5
Philippines	1.5
Thailand	1.2
Netherlands	1.2
Cash and other Assets, Less Liabilities	0.5

SECTOR ALLOCATION (%)[7]
Information Technology	26.3
Consumer Discretionary	23.5
Financials	20.5
Industrials	11.1
Health Care	8.2
Materials	5.8
Communication Services	2.4
Consumer Staples	1.1
Energy	0.5
Cash and other Assets, Less Liabilities	0.5

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	68.8
Large Cap ($10B–$25B)	8.3
Mid Cap ($3B–10B)	13.5
Small Cap (under $3B)	8.9
Cash and Other Assets, Less Liabilities	0.5

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Asia Growth Fund

Portfolio Manager Commentary (unaudited) (continued)

the post-COVID recovery has been much slower than expected. Increased regulatory risk in China was another consideration for reducing our exposure to China. In the fourth quarter, we also closed our positions in Chinese health-care companies such as Wuxi Biologics and Hangzhou Tigermed Consulting. Japan’s economy is doing well with the influx of tourists as most countries lift their COVID restrictions. We have also narrowed the portfolio’s underweight position in South Korea and Taiwan as we believe the two countries will benefit from the expansion of AI. We also increased our exposure to India as we think the country is well positioned since it isn’t facing the kind of challenges that China is facing.

Outlook

Overall we’re optimistic for 2024. We pivoted during the last quarter of the year to adjust the country weightings in the portfolio to address on-going evolution in the region. China remains challenging. We believe the government is not making necessary reforms to improve its domestic economy and unless we see a firm change in policies and an improvement in the regulatory environment we will maintain a cautious view on the Chinese equity market.

In contrast, we are optimistic on India. It doesn’t have the same issues that have negatively impacted the Chinese market and, in many ways, India has the potential to replicate the success that China has had in the past 20 years. Valuations, however, remain elevated and we will be very selective in picking our investments. Japan overall continues to enjoy several tailwinds including a positive earnings cycle driven by moderate inflation, meaningful wage gains and policy driven reforms which are pushing companies to increase their corporate value via capital efficiencies and shareholder payouts.

More generally, the semiconductor industry is passing the bottom of the cycle and Asia maintains its leading edge when it comes to the foundry and the memory segments which are the backbone of the global industry. The consumer market in Asia also remains the largest and fastest growing market in the world and provides a great foundation for innovation and entrepreneurship to flourish.

matthewsasia.com | 800.789.ASIA	27

Matthews Asia Growth Fund

December 31, 2023

Schedule of Investmentsa

COMMON EQUITIES: 99.5%

	Shares	Value

JAPAN: 36.8%

Shin-Etsu Chemical Co., Ltd.	391,700	$16,382,134

Keyence Corp.	35,900	15,772,897

Japan Elevator Service Holdings Co., Ltd.	797,000	13,181,915

Disco Corp.	52,800	13,039,848

Hitachi, Ltd.	161,500	11,616,652

Sumitomo Mitsui Financial Group, Inc.	210,000	10,218,567

Sony Group Corp.	79,900	7,561,170

Kyoritsu Maintenance Co., Ltd.	165,500	7,018,803

SHIFT, Inc.[b]	24,600	6,230,778

ORIX Corp.	329,800	6,194,035

Toyota Motor Corp.	309,300	5,667,526

Daiichi Sankyo Co., Ltd.	202,000	5,530,099

KeePer Technical Laboratory Co., Ltd.	107,100	5,282,074

ZOZO, Inc.	215,200	4,856,878

Recruit Holdings Co., Ltd.	103,600	4,331,634

giftee, Inc.[b]	282,800	3,629,930

Total Japan		136,514,940

INDIA: 18.2%

Bajaj Finance, Ltd.	145,505	12,803,181

Axis Bank, Ltd.	943,078	12,481,047

Mahindra & Mahindra, Ltd.	551,953	11,463,285

HDFC Bank, Ltd.	558,692	11,439,790

Zomato, Ltd.[b]	3,041,760	4,514,820

Sona Blw Precision Forgings, Ltd.[c,d]	563,090	4,358,005

Godrej Consumer Products, Ltd.	293,758	3,991,841

Maruti Suzuki India, Ltd.	30,045	3,717,484

Cummins India, Ltd.	115,894	2,733,720

Total India		67,503,173

CHINA/HONG KONG: 17.2%

PDD Holdings, Inc. ADR[b]	62,798	9,187,975

AIA Group, Ltd.	862,800	7,508,847

Innovent Biologics, Inc.[b,c,d]	1,067,500	5,846,123

Alibaba Group Holding, Ltd.	579,900	5,585,912

Legend Biotech Corp. ADR[b]	91,369	5,497,673

Tencent Holdings, Ltd.	136,700	5,161,091

Contemporary Amperex Technology Co., Ltd. A Shares	169,568	3,885,227

BeiGene, Ltd. ADR[b]	20,902	3,769,885

Shenzhen Inovance Technology Co., Ltd. A Shares	421,674	3,738,333

Meituan Class Bb,c,d	353,500	3,711,318

Trip.com Group, Ltd. ADR[b]	82,043	2,954,368

MINISO Group Holding, Ltd. ADR	137,274	2,800,390

WuXi XDC Cayman, Inc.[b]	539,676	2,211,645

Full Truck Alliance Co., Ltd. ADR[b]	269,955	1,892,385

Total China/Hong Kong		63,751,172

TAIWAN: 9.1%

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	102,841	10,695,464

Taiwan Semiconductor Manufacturing Co., Ltd.	522,000	10,007,550

Alchip Technologies, Ltd.	49,000	5,206,659

Unimicron Technology Corp.	674,000	3,850,897

	Shares	Value

Makalot Industrial Co., Ltd.	333,000	$3,840,555

Total Taiwan		33,601,125

SOUTH KOREA: 4.7%

Samsung Electronics Co., Ltd.	222,749	13,520,160

SK Hynix, Inc.	34,869	3,805,532

Total South Korea		17,325,692

INDONESIA: 4.1%

PT Bank Rakyat Indonesia Persero Tbk	41,400,600	15,387,273

Total Indonesia		15,387,273

UNITED STATES: 3.0%

NVIDIA Corp.	15,227	7,540,715

Applied Materials, Inc.	23,343	3,783,200

Total United States		11,323,915

AUSTRALIA: 2.5%

CSL, Ltd.	38,354	7,477,078

Woodside Energy Group, Ltd.	91,823	1,938,992

Total Australia		9,416,070

PHILIPPINES: 1.5%

Jollibee Foods Corp.	1,255,420	5,697,364

Total Philippines		5,697,364

THAILAND: 1.2%

Central Retail Corp. Public Co., Ltd.	3,747,800	4,458,492

Total Thailand		4,458,492

NETHERLANDS: 1.2%
ASML Holding NV	5,682	4,300,820

Total Netherlands		4,300,820

TOTAL INVESTMENTS: 99.5%		369,280,036

(Cost $317,906,277)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.5%		1,992,679

NET ASSETS: 100.0%		$371,272,715

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2023, the aggregate value is $13,915,446, which is 3.75% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

28	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Sean Taylor	Inbok Song
Lead Manager	Lead Manager

Winnie Chwang	Andrew Mattock, CFA
Co-Manager	Co-Manager

Peeyush Mittal, CFA	Jeremy Sutch, CFA
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MAPTX	MIPTX
CUSIP	577130107	577130834
Inception	9/12/94	10/29/10
NAV	$18.62	$18.61
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.12%	0.99%
After Fee Waiver and Reimbursement[2]	1.12%	0.98%
Portfolio Statistics
Total # of Positions		51
Net Assets		$1.93 billion
Weighted Average Market Cap		$144.3 billion
Portfolio Turnover[3]		14.8%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary (unaudited)

Performance

For the year ending December 31, 2023, the Matthews Pacific Tiger Fund returned -4.87% (Investor Class) and -4.75% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned 6.34% over the same period. For the fourth quarter, the Fund returned 1.85% (Investor Class) and 1.87% (Institutional Class), while the benchmark returned 6.48%.

Market Environment

The environment in 2023 was challenging especially for China. The market in China started with the hope of a strong recovery in the economy. This turned out to be short lived, leading to an adverse backdrop for the rest of the year. Earnings in the China universe adjusted down sequentially during 2023 and together with a challenging external environment, geopolitical tensions and slow policy reactions, this led to a valuation derating in China’s equity market. Elsewhere in the region, India was a strong performer, benefiting from domestic capital flows and sustained earnings delivery after reopening from pandemic lockdowns. Earnings delivery was widespread across several sectors such as financials, consumers and industrials. Though the South Korea and Taiwan markets started with concern over the demand environment and inventory digestion cycle, the technology heavy sectors in both countries performed well with the emergence of secular growth drivers such as data, artificial intelligence (AI) and batteries for electric vehicles (EVs). Therefore, those sectors in the two countries experienced a valuation re-rating.

Performance Contributors and Detractors

At the country level, stock selection in China/Hong Kong detracted the most from total and relative returns in 2023. China’s economic recovery has been weaker-than-expected and this resulted in earnings downgrades across sectors, especially consumer and industrials. Consequently, consumer discretionary stocks were derated followed by consumer staples, both of which affected the portfolio’s stock selection negatively. Stock selection in India and the Philippines also detracted from relative performance. At the sector level, stock selection in consumer discretionary was the largest detractor to relative returns while an overweight and stock selection in consumer staples as well as stock selection in industrials also detracted. On the other hand, stock selection in Taiwan and Indonesia contributed the most to relative returns for the year. At the sector level, information technology (IT) contributed the most to the Fund’s total return for the year.

Among individual holdings, JD.com, China’s leading e-commerce platform company, and pharmaceutical company Wuxi Biologics were notable detractors. Weak consumer sentiment as well as increasing competition in the e-commerce industry slowed down JD’s sales growth meaningfully. While the company achieved good cost controls leading to faster earnings growth, its slower revenue growth materially dragged valuation multiples down. Wuxi Biologics, which provides contract development and manufacturing services, experienced a slowdown of its earnings growth due to insufficient COVID-related manufacturing as well as slower development projects from the tight biotechnology funding environment.

Conversely, Accton Technology, a networking equipment provider in Taiwan, and Titan Company, India’s leading jeweler, were two notable contributors to the

(continued)

1	Actual 2023 expense ratios.
2

Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2025 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

3	The lesser of fiscal year 2023 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	29

PERFORMANCE AS OF DECEMBER 31, 2023
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAPTX)	1.85%	-4.87%	-10.34%	0.56%	3.49%	7.01%		9/12/94
Institutional Class (MIPTX)	1.87%	-4.75%	-10.22%	0.69%	3.65%	3.67%		10/29/10
MSCI AC Asia ex Japan Index[4]	6.48%	6.34%	-6.43%	4.01%	4.17%	4.13%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 71 for index definition.

5	Calculated from 8/31/94.

TOP TEN HOLDINGS[6]
Name	Sector	Country	% Net Assets
Samsung Electronics Co., Ltd.	Information Technology	South Korea	9.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	9.1%
Tencent Holdings, Ltd.	Communication Services	China/Hong Kong	5.2%
ICICI Bank, Ltd.	Financials	India	3.6%
Central Pattana Public Co., Ltd.	Real Estate	Thailand	3.4%
Titan Co., Ltd.	Consumer Discretionary	India	3.2%
HDFC Bank, Ltd.	Financials	India	3.0%
Alibaba Group Holding, Ltd.	Consumer Discretionary	China/Hong Kong	2.9%
Tata Consultancy Services, Ltd.	Information Technology	India	2.9%
PT Bank Central Asia Tbk	Financials	Indonesia	2.8%
% OF ASSETS IN TOP 10			45.3%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

30	MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund

Portfolio Manager Commentary (unaudited) (continued)

Fund’s overall performance. As supply disruption normalized into 2023, Accton Technology started to deliver its orders on schedule. Additionally, demand for its service has been robust due to customer’s datacenter upgrades. Titan Company continued to deliver resilient earnings growth and brand value, a reflection of the robust consumption environment in India. While Titan’s valuation has been at the high end of the range compared to other consumer companies in India, its category expansion and consistent execution has provided strong earnings visibility.

Notable Portfolio Changes

We continue to seek to capture the growing investment opportunities in Asia while assessing risks, especially when they are reflected in valuations. We added new positions from India given the country’s growth prospects remain robust and more structural, leading to broader investment opportunities. Tata Consumer Products, a leading beverage-focused fast-moving consumer goods company, is a good example of the increasing demand for premium products in India. We also added Taiwanese company ASE Technology, a globally leading back-end packing supplier, as secular demand for AI and data processing-related semiconductors continue to require high-end manufacturing.

Outlook

Ambiguities remain in the outlook for the global economy including Asian countries. China continues to deal with challenges in its property market and weak consumer sentiment. South Korea and Taiwan are going through the uncertainties of global demand and the inventory digestion cycle. In India, a long-subdued CapEx cycle has restarted, and overall consumer demand has recovered though there are still urban and rural consumer divergences. At the global macro level, the U.S. Federal Reserve’s interest rate policy remains on an uncertain path and related changes in market expectations are causing volatility in equities.

However, Asia ex Japan valuations are favorably positioned at around 12 x FY24 earnings with EPS growth expected to be over 19% for the year. While earnings downgrade risks remain, we believe that, fundamentally, the Asia ex Japan region has many companies with earnings generation power. We continue to focus on keeping the portfolio invested in companies demonstrating durable earnings growth combined with reasonable valuations in this uncertain environment.

COUNTRY ALLOCATION (%)[7,8]
China/Hong Kong	35.0
India	20.2
Taiwan	18.9
South Korea	14.3
Thailand	3.4
Vietnam	3.4
Indonesia	2.8
Philippines	2.1
Singapore	1.5
Liabilities in Excess of Cash and Other Assets	-1.7

SECTOR ALLOCATION (%)[8]
Information Technology	29.2
Financials	18.5
Consumer Discretionary	11.3
Communication Services	9.9
Consumer Staples	9.5
Real Estate	9.2
Industrials	6.1
Materials	3.5
Utilities	2.8
Health Care	1.8
Liabilities in Excess of Cash and Other Assets	-1.7

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	64.5
Large Cap ($10B–$25B)	17.6
Mid Cap ($3B–10B)	19.6
Small Cap (under $3B)
Liabilities in Excess of Cash and Other Assets	-1.7

7	Not all countries where the Fund may invest are included in the benchmark index.

8

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

matthewsasia.com | 800.789.ASIA	31

Matthews Pacific Tiger Fund

December 31, 2023

Schedule of Investmentsa

COMMON EQUITIES: 101.7%

	Shares	Value

CHINA/HONG KONG: 35.1%
Tencent Holdings, Ltd.	2,667,200	$100,699,798

Alibaba Group Holding, Ltd.	5,902,400	56,855,120

Kweichow Moutai Co., Ltd. A Shares	201,173	48,740,083

CITIC Securities Co., Ltd. H Shares	21,783,100	44,505,823

KE Holdings, Inc. ADR	2,700,419	43,773,792

AIA Group, Ltd.	4,553,400	39,627,705

Shenzhen Inovance Technology Co., Ltd. A Shares	3,935,185	34,887,221

Shenzhen Mindray Bio-Medical Electronics Co., Ltd. A Shares	830,320	33,887,307

Hong Kong Exchanges & Clearing, Ltd.	884,800	30,348,869

Yum China Holdings, Inc.	710,222	30,134,719

China Resources Beer Holdings Co., Ltd.	6,727,775	29,521,111

China Resources Mixc Lifestyle Services, Ltd.[b,c]	7,767,030	27,702,430

Will Semiconductor Co., Ltd. Shanghai A Shares	1,390,672	20,824,661

ENN Energy Holdings, Ltd.	2,521,600	18,620,623

Contemporary Amperex Technology Co., Ltd. A Shares	789,579	18,091,230

Shandong Sinocera Functional Material Co., Ltd. A Shares	5,187,828	16,832,713

Kuaishou Technology[b,c,d]	2,306,700	15,695,305

Meituan Class Bb,c,d	1,466,960	15,401,288

Tencent Music Entertainment Group ADR[d]	1,699,698	15,314,279

Kanzhun, Ltd. ADR	914,747	15,193,948

China Tourism Group Duty Free Corp., Ltd. A Shares	1,225,473	14,397,697

StarPower Semiconductor, Ltd. A Shares	213,489	5,445,707

WuXi XDC Cayman, Inc.[d]	12,289	50,362

Total China/Hong Kong		676,551,791

INDIA: 20.2%

ICICI Bank, Ltd.	5,872,793	70,178,693

Titan Co., Ltd.	1,399,682	61,777,762

HDFC Bank, Ltd.	2,870,830	58,783,177

Tata Consultancy Services, Ltd.	1,240,154	56,481,448

Pidilite Industries, Ltd.	1,546,251	50,423,388

Tata Power Co., Ltd.	8,868,941	35,364,842

Ashok Leyland, Ltd.	13,904,624	30,314,517

Mahindra & Mahindra, Ltd.	749,511	15,566,286

Tata Consumer Products, Ltd.	800,575	10,450,473

Total India		389,340,586

TAIWAN: 18.9%

Taiwan Semiconductor Manufacturing Co., Ltd.	9,123,000	174,902,065

E Ink Holdings, Inc.	4,799,000	30,728,174

Chailease Holding Co., Ltd.	4,783,982	30,061,332

MediaTek, Inc.	874,000	28,859,395

Eclat Textile Co., Ltd.	1,353,000	24,726,116

Delta Electronics, Inc.	2,387,182	24,345,511

Uni-President Enterprises Corp.	9,367,000	22,725,585

Accton Technology Corp.	1,275,000	21,670,912

ASE Technology Holding Co., Ltd.	1,452,000	6,363,011

Total Taiwan		364,382,101

	Shares	Value

SOUTH KOREA: 14.3%

Samsung Electronics Co., Ltd.	2,913,546	$176,843,039

NAVER Corp.	254,711	44,070,192

Samsung Engineering Co., Ltd.[d]	1,525,476	34,172,613

Orion Corp.	240,146	21,550,732

Total South Korea		276,636,576

VIETNAM: 3.4%

Vietnam Dairy Products JSC	17,993,828	50,092,730

FPT Corp.	4,074,142	16,124,471

Total Vietnam		66,217,201

THAILAND: 3.4%

Central Pattana Public Co., Ltd.	31,962,500	64,907,821

Total Thailand		64,907,821

INDONESIA: 2.8%

PT Bank Central Asia Tbk	87,962,700	53,718,788

Total Indonesia		53,718,788

PHILIPPINES: 2.1%

SM Prime Holdings, Inc.	67,960,971	40,377,714

Total Philippines		40,377,714

SINGAPORE: 1.5%

DBS Group Holdings, Ltd.	1,168,600	29,552,529

Total Singapore		29,552,529

TOTAL INVESTMENTS: 101.7%		1,961,685,107
(Cost $1,707,589,755)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: (1.7%)		(32,651,425)

NET ASSETS: 100.0%		$1,929,033,682

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2023, the aggregate value is $58,799,023, which is 3.05% of net assets.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

d	Non-income producing security.

ADR	American Depositary Receipt

JSC	Joint Stock Co.

See accompanying notes to financial statements.

32	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Michael J. Oh, CFA
Lead Manager

Inbok Song
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MATFX	MITEX
CUSIP	577130883	577125859
Inception	12/27/99	4/30/13
NAV	$11.11	$11.28
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.15%	1.02%
Portfolio Statistics
Total # of Positions		49
Net Assets		$313.0 million
Weighted Average Market Cap		$187.8 billion
Portfolio Turnover[2]		248.2%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia ex Japan that Matthews believes are innovators in their products, services, processes, business models, management, use of technology, or approach to creating, expanding or servicing their markets. Asia ex Japan consists of all countries and markets in Asia excluding Japan, but including developed, emerging, and frontier countries and markets in the Asian region.

Matthews Asia Innovators Fund

Portfolio Manager Commentary (unaudited)

Performance

For the year ending December 31, 2023, the Matthews Asia Innovators Fund returned –1.77% (Investor Class) and –1.62% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned 6.34% over the same period. For the fourth quarter, the Fund returned 6.12% (Investor Class) and 6.14% (Institutional Class), while the benchmark returned 6.48%.

Market Environment

2023 was challenging on many levels for Asia equity markets. At the macro level, rising interest rates and a strong U.S. dollar were headwinds for the region. Growth companies were out of favor while value companies relatively outperformed. Geopolitical tensions between the U.S. and China also remained elevated, particularly in the first half, and we expect these tensions to continue. The most notable feature, however, was the prolonged weakness of the Chinese economy. The rapid post-COVID recovery that many investors expected didn’t materialize and the country instead struggled with a lack of confidence and problems in specific sectors like real estate. Mitigating China’s woes somewhat was India’s continued resilient growth, supported in part by its domestic infrastructure programs and increasing global trade. Information technology (IT) was the largest contributor to returns in the region, while communication services was among the laggards. Toward the end of the year, there was a general consensus that inflation had peaked in the global economy and that the U.S. Federal Reserve would pivot toward cutting rates in 2024 and the dollar would weaken. This provided some tailwinds across the region in the final quarter of 2023.

Performance Contributors and Detractors

Regionally, our overweight and stock selection in China/Hong Kong was the biggest detractor to relative and total returns in 2023. Our exposure was hurt by the much slower-than-expected recovery in China, international concerns over geopolitical risks, and regulatory uncertainties related to technology companies. Stock selection in India and South Korea also detracted from returns, as did an underweight in Taiwan, which rallied last year. On the other hand, an off-benchmark allocation to the U.S. contributed the most to relative returns. We invest in companies that are generating more than 50% of their revenue from Asia but are not necessarily based in Asia. An underweight to Thailand and lack of exposure to Malaysia also contributed.

At the sector level, stock selections in communication services and health care were the biggest detractors from relative returns. In contrast, stock selection in real estate was the top contributor; a lack of exposure to utilities and materials, and an overweight in IT also contributed.

On a company basis, Alchip was the biggest contributor to relative returns last year. The Taiwan-based provider of silicon designs and manufacturing services for the chip industry is well positioned, we believe, to benefit from on-going developments in the artificial intelligence (AI) industry. PDD Holdings, operator of the Pinduoduo ecommerce app, was another big contributor to total and relative returns. PDD has been gaining market share in China and its overseas unit, Temu, has been growing rapidly.

Ecommerce giant Alibaba was the biggest detractor to returns and Kuaishou Technology, a video-sharing platform, also detracted. Alibaba’s topline growth slowed

(continued)

1	Actual 2023 expense ratios.
2	The lesser of fiscal year 2023 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	33

PERFORMANCE AS OF DECEMBER 31, 2023
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MATFX)	6.12%	-1.77%	-13.74%	9.21%	7.20%	4.20%		12/27/99
Institutional Class (MITEX)	6.14%	-1.62%	-13.62%	9.35%	7.39%	9.17%		4/30/13
MSCI AC Asia ex Japan Index[3]	6.48%	6.34%	-6.43%	4.01%	4.17%	5.45%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 71 for index definition.

4	Calculated from 12/31/99.

TOP TEN HOLDINGS[5]
Name	Sector	Country	% Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	9.0%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	7.5%
PDD Holdings, Inc.	Consumer Discretionary	China/Hong Kong	7.2%
PT Bank Rakyat Indonesia Persero Tbk	Financials	Indonesia	3.5%
NVIDIA Corp.	Information Technology	United States	3.5%
ICICI Bank, Ltd.	Financials	India	3.5%
Axis Bank, Ltd.	Financials	India	3.4%
SK Hynix, Inc.	Information Technology	South Korea	3.2%
Reliance Industries, Ltd.	Energy	India	3.2%
Zomato, Ltd.	Consumer Discretionary	India	3.0%
% OF ASSETS IN TOP 10			47.0%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

34	MATTHEWS ASIA FUNDS

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	32.9
India	25.6
Taiwan	14.9
South Korea	14.0
United States	5.0
Indonesia	3.5
Netherlands	1.9
Brazil	1.1
Cash and other Assets, Less Liabilities	1.1

SECTOR ALLOCATION (%)[7]
Information Technology	33.0
Consumer Discretionary	25.7
Financials	18.5
Industrials	7.2
Communication Services	5.9
Energy	3.2
Health Care	3.1
Consumer Staples	1.2
Real Estate	1.0
Cash and other Assets, Less Liabilities	1.1

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	72.8
Large Cap ($10B–$25B)	14.3
Mid Cap ($3B–10B)	11.7
Small Cap (under $3B)	0.1
Cash and Other Assets, Less Liabilities	1.1

6	Not all countries are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Asia Innovators Fund

Portfolio Manager Commentary (unaudited) (continued)

in 2023 and it lost market share to competitors. Kuaishou’s fundamentals are still sound in our view, but the stock has suffered amid ongoing uncertainties around China’s regulatory environment.

Notable Portfolio Changes

We reduced our China exposure in the portfolio in the last quarter as we feel the opportunity set has shrunk due to higher regulatory risks, a persisting weak domestic economy and soft consumer sentiment. Among our exits were Alibaba, digital services platform Baidu, video platform Bilibili and Kuaishou Technology. On the other hand, we added Godrej Consumer Products, an India-based consumer staples company, and Shenzhen-based BYD Company, the world’s largest maker of electric vehicles (EVs). In India, consumer staples is one area that will continue to see stable growth going forward, in our view, and Godrej Consumer Products is well positioned to benefit. BYD surpassed the EV market share of Tesla in the last quarter. We are focusing on Chinese companies with competitive international business models and BYD fits into this strategy well.

Outlook

Overall we’re optimistic for 2024. We pivoted during the last quarter of the year to adjust the country weightings in the portfolio to address the on-going evolution in the region. China remains challenging. We believe the government is not making necessary reforms to improve its domestic economy and unless we see a firm change in policies and an improvement in the regulatory environment we will maintain a cautious view on the Chinese equity market.

In contrast, we are optimistic on India. It doesn’t have the same issues that have negatively impacted the Chinese market and, in many ways, India has the potential to replicate the success that China has had in the past 20 years. Valuations, however, remain elevated and we will be very selective in picking our investments.

More generally, the semiconductor industry is passing the bottom of the cycle and Asia maintains its leading edge when it comes to the foundry and the memory segments, which are the backbone of the global industry. The consumer market in Asia also remains the largest and fastest growing market in the world and provides a great foundation for innovation and entrepreneurship to flourish.

matthewsasia.com | 800.789.ASIA	35

Matthews Asia Innovators Fund

December 31, 2023

Schedule of Investmentsa

COMMON EQUITIES: 98.9%

	Shares	Value

CHINA/HONG KONG: 32.9%

PDD Holdings, Inc. ADR[b]	155,004	$22,678,635

Alibaba Group Holding, Ltd.	917,000	8,833,042

AIA Group, Ltd.	792,000	6,892,683

Tencent Holdings, Ltd.	154,500	5,833,128

WuXi AppTec Co., Ltd. A Shares	471,400	4,814,941

Trip.com Group, Ltd. ADR[b]	133,639	4,812,341

Shenzhen Mindray Bio-Medical Electronics Co., Ltd. A Shares	117,328	4,788,431

Meituan Class Bb,c,d	449,300	4,717,101

Full Truck Alliance Co., Ltd. ADR[b]	664,890	4,660,879

Contemporary Amperex Technology Co., Ltd. A Shares	183,100	4,195,279

Shenzhen Inovance Technology Co., Ltd. A Shares	430,000	3,812,147

Kanzhun, Ltd. ADR	226,487	3,761,949

BYD Co., Ltd. H Shares	131,000	3,613,587

Zhejiang Shuanghuan Driveline Co., Ltd. A Shares	914,900	3,336,565

KE Holdings, Inc. ADR	201,439	3,265,326

MINISO Group Holding, Ltd. ADR	155,252	3,167,141

DiDi Global, Inc.[b]	774,388	3,058,833

New Oriental Education & Technology Group, Inc. ADR[b]	35,701	2,616,169

Tencent Music Entertainment Group ADR[b]	270,825	2,440,133

NAURA Technology Group Co., Ltd. A Shares	46,900	1,616,290

Total China/Hong Kong		102,914,600

INDIA: 25.6%

ICICI Bank, Ltd.	909,122	10,863,825

Axis Bank, Ltd.	814,635	10,781,185

Reliance Industries, Ltd.	320,400	9,944,560

Zomato, Ltd.[b]	6,226,264	9,241,512

HDFC Bank, Ltd.	428,477	8,773,504

Mahindra & Mahindra, Ltd.	315,719	6,557,038

Godrej Consumer Products, Ltd.	286,053	3,887,139

Indian Hotels Co., Ltd.	729,573	3,841,222

ABB India, Ltd.	65,965	3,704,626

Titan Co., Ltd.	72,670	3,207,436

HDFC Life Insurance Co., Ltd.[c,d]	398,948	3,099,884

Bajaj Finance, Ltd.	35,149	3,092,808

Cummins India, Ltd.	128,023	3,019,820

Total India		80,014,559

TAIWAN: 14.9%

Taiwan Semiconductor Manufacturing Co., Ltd.	1,475,000	28,278,038

Alchip Technologies, Ltd.	63,000	6,694,275

Accton Technology Corp.	202,000	3,433,352

Wiwynn Corp.	53,000	3,138,158

Unimicron Technology Corp.	543,000	3,102,429

Lotes Co., Ltd.	46,000	1,599,579

M31 Technology Corp.	11,000	378,679

Total Taiwan		46,624,510

	Shares	Value

SOUTH KOREA: 14.0%

Samsung Electronics Co., Ltd.	388,845	$23,601,663

SK Hynix, Inc.	91,559	9,992,563

NAVER Corp.	37,375	6,466,636

Kia Corp.	47,307	3,658,407

Total South Korea		43,719,269

UNITED STATES: 5.0%

NVIDIA Corp.	22,216	11,001,808

Applied Materials, Inc.	28,859	4,677,178

Total United States		15,678,986

INDONESIA: 3.5%

PT Bank Rakyat Indonesia Persero Tbk	29,714,700	11,044,000

Total Indonesia		11,044,000

NETHERLANDS: 1.9%

ASML Holding NV	7,796	5,900,948

Total Netherlands		5,900,948

BRAZIL: 1.1%

NU Holdings, Ltd. Class Ab	416,562	3,469,961

Total Brazil		3,469,961

TOTAL INVESTMENTS: 98.9%		309,366,833
(Cost $277,207,603)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.1%		3,585,973

NET ASSETS: 100.0%		$312,952,806

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2023, the aggregate value is $7,816,985, which is 2.50% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

36	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Andrew Mattock, CFA
Lead Manager

Winnie Chwang	Sherwood Zhang, CFA
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MCHFX	MICFX
CUSIP	577130701	577130818
Inception	2/19/98	10/29/10
NAV	$11.62	$11.60
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.15%	1.01%
Portfolio Statistics
Total # of Positions		51
Net Assets		$448.5 million
Weighted Average Market Cap		$100.0 billion
Portfolio Turnover[2]		49.6%
Benchmarks
MSCI China Index
MSCI China All Shares Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its administrative and other districts, such as Hong Kong.

Matthews China Fund

Portfolio Manager Commentary (unaudited)

Performance

For the year ending December 31, 2023, the Matthews China Fund returned –19.22% (Investor Class) and –19.11% (Institutional Class), while its benchmark, the MSCI China Index, returned –11.04% over the same period. For the fourth quarter, the Fund returned –5.16% (Investor Class) and –5.16% (Institutional Class), while the benchmark returned –4.21%.

Market Environment

2023 was a disappointing year for Chinese equities and the Chinese economy overall. It’s disappointing, in our view, not just in the sense of the underwhelming recovery of Chinese consumer spending post-COVID lockdowns but also due to the lack of any significant stimulus measures by the government. While the government started to gradually loosen nearly all property purchase-restrictions across most cities in China, the expectations of potential home buyers regarding future house prices and their own income levels have changed. As a result, these policy changes have barely helped to arrest the slump in the real estate market. As the year progressed, investors gradually gave up on the idea that the Chinese central government would step in to engineer a stronger consumption rebound.

The challenging real estate market and the soft consumption environment create a potential formula for deflation, in our view. From what we can see, many entrepreneurs, whose animal spirits were curbed during the COVID period, are now hesitating to start any new investments in this environment. From a geopolitical standpoint, the highly anticipated Biden-Xi summit in San Francsico in November didn’t curb the ongoing concerns of international investors.

In terms of markets, quarterly results of leading Chinese companies, especially large-cap technology firms, seem to be hinting toward upward surprises in terms of topline revenue and earnings. During the last quarter of the year, information technology (IT) and utilities were the only positive sectors while real estate was weakest followed by consumer staples and communication services. Chinese small and mid caps ended lower but outperformed weak large and mega caps during the quarter.

Performance Contributors and Detractors

From a sector perspective, our lack of exposure to materials and stock selection within IT and consumer staples contributed the most to relative performance in 2023. Among individual holdings, the top stock performer was Pinduoduo (PDD), one of China’s largest e-commerce platforms that started its businesses with a focus on lower-tier city, price sensitive consumers directly through its interactive shopping experience. PDD delivered strong results during the year in what has been a weaker e-commerce market in China. Gross merchandize value (GMV) growth and monetization for PDD has remained on track. PDD’s strong execution continues to make it a standout in its peer group.

Tencent Music Entertainment Group, the largest music streaming service entity in China, was another outperformer. We think the market is coming to terms with the steady decline of its social entertainment business being offset by what is a growing willingness of consumers to pay for music streaming services. Music services in China have an opportunity to realize higher profitability than global peers such as Spotify, in our view, because the top labels in China account for a smaller share of music streaming traffic and therefore don’t have as much bargaining power in China as they do in the West.

(continued)

1	Actual 2023 expense ratios.
2	The lesser of fiscal year 2023 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	37

PERFORMANCE AS OF DECEMBER 31, 2023
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years		Since Inception		Inception Date
Investor Class (MCHFX)	-5.16%	-19.22%	-18.78%	0.62%	1.83%		7.22%		2/19/98
Institutional Class (MICFX)	-5.16%	-19.11%	-18.65%	0.79%	1.99%		1.19%		10/29/10
MSCI China Index[3]	-4.21%	-11.04%	-18.31%	-2.65%	1.03%		2.65%	[4]
MSCI China All Shares Index[3]	-3.81%	-11.35%	-16.05%	0.21%	n.a.	[5]	n.a.	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 71 for index definition.

4	Calculated from 2/28/98.

5	Index launched on 6/26/14.

TOP TEN HOLDINGS[6]
Name	Sector	% Net Assets
Tencent Holdings, Ltd.	Communication Services	9.0%
Alibaba Group Holding, Ltd.	Consumer Discretionary	8.7%
PDD Holdings, Inc.	Consumer Discretionary	6.7%
JD.com, Inc.	Consumer Discretionary	4.7%
China Merchants Bank Co., Ltd.	Financials	4.3%
Meituan Class B	Consumer Discretionary	4.3%
KE Holdings, Inc.	Real Estate	3.9%
China International Capital Corp., Ltd.	Financials	3.7%
CITIC Securities Co., Ltd.	Financials	3.5%
Shenzhen Mindray Bio-Medical Electronics Co., Ltd.	Health Care	2.2%
% OF ASSETS IN TOP 10		51.0%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

38	MATTHEWS ASIA FUNDS

COUNTRY ALLOCATION (%)[7]
China/Hong Kong	102.2
Liabilities in Excess of Cash and Other Assets	-2.3

SECTOR ALLOCATION (%)[7]
Consumer Discretionary	36.5
Financials	18.0
Communication Services	15.3
Consumer Staples	7.1
Industrials	6.7
Real Estate	6.0
Information Technology	5.2
Health Care	4.9
Energy	1.9
Utilities	0.7
Liabilities in Excess of Cash and Other Assets	-2.3

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	64.8
Large Cap ($10B–$25B)	24.6
Mid Cap ($3B–10B)	7.7
Small Cap (under $3B)	5.1
Liabilities in Excess of Cash and Other Assets	-2.3

[7]

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews China Fund

Portfolio Manager Commentary (unaudited) (continued)

On the other hand, stock selection in real estate, consumer discretionary and financials detracted from performance for the year. Turning to individual holdings, property developer CIFI Holdings was among the biggest detractors to relative performance. CIFI’s stock only resumed trading at the end of September after a long suspension and its negative share price performance had an accumulated impact over the time it was suspended. China’s largest food delivery service and internet platform company Meituan, a well-held name in global portfolios, also detracted as a risk-off appetite toward China led to a selloff. JD.com was the biggest detractor during the year. The e-commerce platform has generated concerns overs its growth prospects and has been weighed down by China’s muted recovery. While internet platform companies’ valuations have pulled back considerably, we believe they largely remain profitable and scale-oriented businesses. We continue to be overweight in consumer discretionary, led by an exposure in platform companies which we feel are very cheap and continue to deliver earnings improvement.

Notable Portfolio Changes

We streamlined the number of positions in the portfolio from 64 to 51 over the course of the year. Our overall exposure in mainland-listed companies has been reduced from around 38% in Dec. 2022 to 28% at the end of the year. Many smaller A-shares positions that were more expensive were exited from the portfolio as cheaper valuations, given the pull back, enabled us to build more into better quality holdings. In the more recent quarters, we have incrementally added to our positions in certain communication services names such as Tencent Music and social platform company Kuaishou Technology (driven by low valuations as well as increased willingness among consumers to spend and pay for online services). We’ve also added to consumer names such as Yum China and Tsingtao Brewery (driven by the pull back of these names leading to attractive valuations for what are still renowned brands in China).

Outlook

2023 has been generally a challenging year for China. Despite the lifting of COVID restrictions in the country, the government’s lack of stimulus generally led to weakening economic support. At the same time, property market woes continued, impacting sentiment and business confidence in the country. While more supportive measures have been rolled out later in the year to address property market concerns, a meaningful inflection remains to be seen.

Looking ahead, we are cautiously looking for a stabilization of the deterioration in property markets. While we do not expect a significant warming of geo-politics, the ongoing current status quo of a more constructive post-APEC posturing would be welcomed by the market. Valuations continued to trend down in 2023, and the broader China market hovers around similar levels as 2009 despite better quality businesses and earnings profile. We continue to believe that patience is needed in these market environments and, that it could ultimately pay off if the market turns. We intend to stick to our knitting and aim to deliver consistent growth-at-a reasonable price strategy for our clients.

matthewsasia.com | 800.789.ASIA	39

Matthews China Fund

December 31, 2023

Schedule of Investmentsa

COMMON EQUITIES: 102.3%

	Shares	Value

CONSUMER DISCRETIONARY: 36.5%
Broadline Retail: 20.1%

Alibaba Group Holding, Ltd.	4,045,500	$38,968,452

PDD Holdings, Inc. ADR[b]	205,327	30,041,393

JD.com, Inc. Class A	1,462,063	21,116,709

		90,126,554

Hotels, Restaurants & Leisure: 10.4%

Meituan Class Bb,c,d	1,815,580	19,061,372

Galaxy Entertainment Group, Ltd.	1,721,000	9,639,093

Yum China Holdings, Inc.	149,071	6,325,083

Trip.com Group, Ltd. ADR[b]	172,415	6,208,664

Luckin Coffee, Inc. ADR[b]	193,113	5,268,123

		46,502,335

Household Durables: 3.6%

Midea Group Co., Ltd. A Shares	1,056,252	8,100,376

Man Wah Holdings, Ltd.	11,577,200	7,940,164

		16,040,540

Diversified Consumer Services: 1.1%
China Education Group Holdings, Ltd.[d]	8,327,000	5,225,425

Specialty Retail: 0.8%
China Tourism Group Duty Free Corp., Ltd. A Shares	293,690	3,450,471

Automobiles: 0.5%
Yadea Group Holdings, Ltd.[c,d]	1,312,000	2,310,921

Total Consumer Discretionary		163,656,246

FINANCIALS: 18.0%
Capital Markets: 8.9%

China International Capital Corp., Ltd. H Shares[c,d]	11,415,200	16,772,007

CITIC Securities Co., Ltd. H Shares	7,577,925	15,482,727

Hong Kong Exchanges & Clearing, Ltd.	161,800	5,549,782

East Money Information Co., Ltd. A Shares	1,187,220	2,341,321

		40,145,837

Banks: 6.1%

China Merchants Bank Co., Ltd. A Shares	4,925,823	19,237,626

China Construction Bank Corp. H Shares	13,384,000	7,961,481

		27,199,107

Insurance: 3.0%

Ping An Insurance Group Co. of China, Ltd. H Shares	1,942,000	8,792,015

PICC Property & Casualty Co., Ltd. H Shares	3,816,000	4,541,106

		13,333,121

Total Financials		80,678,065

COMMUNICATION SERVICES: 15.3%
Interactive Media & Services: 11.9%

Tencent Holdings, Ltd.	1,064,400	40,186,287

Kuaishou Technology[b,c,d]	1,136,400	7,732,321

Baidu, Inc. Class Ab	357,000	5,314,272

		53,232,880

	Shares	Value
Entertainment: 1.8%
Tencent Music Entertainment Group ADR[b]	904,331	$8,148,023

Media: 1.6%
Focus Media Information Technology Co., Ltd. A Shares	8,352,357	7,414,117

Total Communication Services		68,795,020

CONSUMER STAPLES: 7.1%
Beverages: 4.6%

Wuliangye Yibin Co., Ltd. A Shares	412,429	8,125,857

Tsingtao Brewery Co., Ltd. H Shares	930,000	6,248,963

Shanxi Xinghuacun Fen Wine Factory Co., Ltd. A Shares	191,722	6,211,182

		20,586,002

Consumer Staples Distribution & Retail: 1.3%
JD Health International, Inc.[b,c,d]	1,162,100	5,833,449

Food Products: 1.2%
Guangdong Haid Group Co., Ltd. A Shares	825,300	5,201,522

Total Consumer Staples		31,620,973

INDUSTRIALS: 6.7%
Electrical Equipment: 3.3%

Sungrow Power Supply Co., Ltd. A Shares	608,874	7,482,348

Contemporary Amperex Technology Co., Ltd. A Shares	313,960	7,193,609

		14,675,957

Machinery: 2.0%

Shenzhen Inovance Technology Co., Ltd. A Shares	558,107	4,947,874

Estun Automation Co., Ltd. A Shares	1,659,544	4,327,897

		9,275,771

Transportation Infrastructure: 1.4%
Shanghai International Airport Co., Ltd. A Shares[b]	1,350,891	6,214,441

Total Industrials		30,166,169

REAL ESTATE: 6.0%
Real Estate Management & Development: 6.0%

KE Holdings, Inc. ADR	1,070,093	17,346,208

Country Garden Services Holdings Co., Ltd.	5,577,000	4,829,423

CIFI Holdings Group Co., Ltd.[b]	104,961,520	3,437,955

Times China Holdings, Ltd.[b]	42,755,000	1,425,888

Total Real Estate		27,039,474

INFORMATION TECHNOLOGY: 5.2%
Electronic Equipment, Instruments & Components: 2.7%

Wingtech Technology Co., Ltd. A Shares[b]	1,080,317	6,413,514

SUPCON Technology Co., Ltd. A Shares	867,810	5,520,656

		11,934,170

Software: 1.4%
Shanghai Baosight Software Co., Ltd. A Shares	952,034	6,518,729

40	MATTHEWS ASIA FUNDS

Matthews China Fund

December 31, 2023

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
Semiconductors & Semiconductor Equipment: 1.1%

Zhejiang Jingsheng Mechanical & Electrical Co., Ltd. A Shares	389,858	$2,411,758

NAURA Technology Group Co., Ltd. A Shares	68,313	2,354,235

		4,765,993

Total Information Technology		23,218,892

HEALTH CARE: 4.9%
Health Care Equipment & Supplies: 2.2%
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. A Shares	247,114	10,085,302

Life Sciences Tools & Services: 1.5%

Wuxi Biologics Cayman, Inc.[b,c,d]	1,715,000	6,486,565

WuXi XDC Cayman, Inc.[b]	4,073	16,692

		6,503,257

Health Care Providers & Services: 1.2%
Sinopharm Group Co., Ltd. H Shares	1,995,200	5,229,014

Total Health Care		21,817,573

ENERGY: 1.9%
Oil, Gas & Consumable Fuels: 1.9%
PetroChina Co., Ltd. H Shares	12,650,000	8,358,996

Total Energy		8,358,996

UTILITIES: 0.7%
Gas Utilities: 0.7%
ENN Energy Holdings, Ltd.	439,600	3,246,203

Total Utilities		3,246,203

TOTAL INVESTMENTS: 102.3%		458,597,611
(Cost $665,641,829)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: (2.3%)		(10,138,595)

NET ASSETS: 100.0%		$448,459,016

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2023, the aggregate value is $58,196,635, which is 12.98% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	41

PORTFOLIO MANAGERS

Winnie Chwang	Andrew Mattock, CFA
Lead Manager	Lead Manager

FUND FACTS

	Investor	Institutional
Ticker	MCSMX	MICHX
CUSIP	577125404	577125842
Inception	5/31/11	11/30/17
NAV	$8.95	$8.94
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.55%	1.41%
After Fee Waiver and Reimbursement[2]	1.41%	1.20%
Portfolio Statistics
Total # of Positions		44
Net Assets		$89.2 million
Weighted Average Market Cap		$4.5 billion
Portfolio Turnover[3]		59.1%
Benchmark
MSCI China Small Cap Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in China. China includes its administrative and other districts, such as Hong Kong. The Fund defines Small Companies as companies with market capitalization no higher than the greater of $5 billion or the market capitalization of the largest company included in the Fund’s primary benchmark, the MSCI China Small Cap Index.

Matthews China Small Companies Fund

Portfolio Manager Commentary (unaudited)

Performance

For the year ending December 31, 2023, the Matthews China Small Companies Fund returned –17.51% (Investor Class) and –17.37% (Institutional Class), while its benchmark, the MSCI China Small Cap Index, returned –24.82% over the same period. For the fourth quarter, the Fund returned –6.96% (Investor Class) and –6.91% (Institutional Class), while the benchmark returned –2.93%.

Market Environment

2023 was a disappointing year for Chinese equities and the Chinese economy overall. It’s disappointing, in our view, not just in the sense of the underwhelming recovery of Chinese consumer spending post-COVID lockdowns, but also due to the lack of any significant stimulus measures by the government. While the government started to gradually loosen nearly all property purchase-restrictions across most cities in China, the expectations of potential home buyers regarding future house prices and their own income levels have changed. As a result, these policy changes have barely helped to arrest the slump in the real estate market. As the year progressed, investors gradually gave up on the idea that the Chinese central government would step in to engineer a stronger consumption rebound.

The challenging real estate market and the soft consumption environment create a potential formula for deflation, in our view. From what we can see, many entrepreneurs, whose animal spirits were curbed during the COVID period, are now hesitating to start any new investments in this environment. From a geopolitical standpoint, the highly anticipated Biden-Xi summit in San Francsico in November have not curbed the ongoing concerns of the market.

In terms of markets, quarterly results of leading Chinese companies, especially large cap technology firms seem to be hinting towards upward surprises in terms of top line revenue and earnings. During the last quarter of the year, information technology and utilities were the only positive sectors while real estate was weakest followed by consumer staples and communication services. Chinese small and mid caps ended lower but outperformed weak large and mega caps during the quarter.

Performance Contributors and Detractors

From a sector perspective, our allocation to health care and stock selection within industrials detracted the most from relative performance in the year. We have been underweight health care relative to the index given its larger exposure in biotech where we have been more selective this year. Industrials have underperformed given our exposure in renewables which is going through a slower growth period amid capacity expansions and increased worries that oversupply might lead to weaker pricing. Turning to individual holdings, Xtep International Holdings, a consumer discretionary company engaged in the development and manufacturing of sportswear, detracted the most from the portfolio’s absolute and relative performance. Xtep has been impacted by weaker-than-expected consumption environment which has led to slower-than-expected growth in the sportswear industry. BOE Varitronix, an auto parts manufacturer, was another detractor. The company has been experiencing some pricing pressures given a slowdown in the growth of both China’s traditional ICE (Internal combustion engine) and EV

(continued)

1	Actual 2023 expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.20% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.20% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.20%. If the operating expenses fall below the expense limitation within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2025 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	The lesser of fiscal year 2023 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

42	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2023
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception date
Investor Class (MCSMX)	-6.96%	-17.51%	-18.23%	6.21%	5.34%	4.25%		05/31/11
Institutional Class (MICHX)	-6.91%	-17.37%	-18.05%	6.43%	n.a.	3.00%		11/30/17
MSCI China Small Cap Index[4]	-2.93%	-24.82%	-19.06%	-6.38%	-3.51%	-3.21%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 71 for index definition.

5	Calculated from 5/31/11

TOP TEN HOLDINGS[6]
Name	Sector	% Net Assets
Alchip Technologies, Ltd.	Information Technology	4.6%
Yangzijiang Shipbuilding Holdings, Ltd.	Industrials	4.3%
Samsonite International SA	Consumer Discretionary	4.3%
ACM Research, Inc.	Information Technology	4.2%
Jason Furniture Hangzhou Co., Ltd.	Consumer Discretionary	3.4%
China Overseas Property Holdings, Ltd.	Real Estate	3.3%
KE Holdings, Inc.	Real Estate	3.3%
Kanzhun, Ltd.	Communication Services	3.3%
Morimatsu International Holdings Co., Ltd.	Industrials	3.0%
ENN Natural Gas Co., Ltd.	Utilities	2.8%
% OF ASSETS IN TOP 10		36.5%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	43

Matthews China Small Companies Fund

Portfolio Manager Commentary (unaudited) (continued)

(electric vehicle) auto industry. We believe these two names sold down more relative to their weaker outlook, and that their current valuations have more than compensated for a lower growth outlook ahead.

On the other hand, stock selection within information technology and real estate sectors contributed the most to the Fund’s relative performance. Two Taiwan-listed information technology names including Alchip Technologies contributed the most to the Fund’s absolute and relative performance as beneficiaries from the secular trends of AI (artificial intelligence). Alchip designs application-specific integrated circuits (ASIC) and the company continues to see growing penetration and development from customized AI chip designs. Anhui Yingjia Distillery, a mass market white liquor manufacturer, was another top contributor. Anhui Yingjia has done well given the company’s positive efforts in distribution and branding restructuring in its hometown of Anhui province.

Notable Portfolio Changes

We streamlined the number of positions in the portfolio from 64 to 44 over the course of the year. Overall exposure in mainland-listed companies has been reduced from around 39% in Dec 2022 to 24% at the end of the year. Many smaller A-shares positions that were more expensive were exited from the portfolio as cheaper valuations given the pull back enabled us to build more into better quality holdings. In the more recent quarters, we have incrementally added to our positions in certain communication services names such as Cloud Music (driven by low valuations as well as increased willingness of consumers to spend and pay for online services). We’ve also added to consumer names such as Melco Resorts & Entertainment and Tongcheng Travel Holdings (driven by the pull back of these names leading to attractive valuations for what are still renowned brands in China) and to health care names such as HUTCHMED and Kangji Medical Holdings.

Outlook

2023 has been generally a challenging year for China. Despite the lifting of COVID restrictions in the country, the government’s lack of stimulus generally led to weakening economic support. At the same time, property market woes continued, impacting sentiment and business confidence in the country. While more supportive measures have been rolled out later in the year to address property market concerns, a meaningful inflection remains to be seen.

Looking ahead, we are cautiously looking for a stabilization of the deterioration in property markets. While we do not expect a significant warming of geo-politics, the ongoing current status quo of a more constructive post-APEC posturing would be welcomed by the market. Valuations continued to trend down in 2023, and the broader China market hovers around similar levels as 2009 despite better quality businesses and earnings profile. We continue to believe that patience is needed in these market environments and, that it could ultimately pay off if the market turns.

COUNTRY ALLOCATION (%)[7]
China/Hong Kong	80.6
Taiwan	11.2
United States	8.5
Liabilities in Excess of Cash and Other Assets	-0.3

SECTOR ALLOCATION (%)[7]
Consumer Discretionary	21.9
Industrials	20.4
Information Technology	18.7
Health Care	11.3
Consumer Staples	9.1
Communication Services	6.7
Real Estate	6.6
Utilities	2.8
Financials	2.7
Liabilities in Excess of Cash and Other Assets	-0.3

MARKET CAP EXPOSURE (%)[7,8]
Mega Cap (over $25B)	0.0
Large Cap ($10B–$25B)	8.0
Mid Cap ($3B–10B)	55.5
Small Cap (under $3B)	36.7
Liabilities in Excess of Cash and Other Assets	-0.3

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

8

The Fund defines Small Companies as companies with market capitalization no higher than the greater of $5 billion or the market capitalization of the largest company included in the Fund’s primary benchmark, the MSCI China Small Cap Index.

44	MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund

December 31, 2023

Schedule of Investmentsa

COMMON EQUITIES: 100.3%

	Shares	Value

CONSUMER DISCRETIONARY: 21.9%
Textiles, Apparel & Luxury Goods: 6.4%

Samsonite International SAb,c,d	1,162,200	$3,834,356

Xtep International Holdings, Ltd.	3,249,000	1,836,637

		5,670,993

Household Durables: 5.5%

Jason Furniture Hangzhou Co., Ltd. A Shares	625,400	3,074,114

Hisense Home Appliances Group Co., Ltd. H Shares	834,000	1,801,940

		4,876,054

Hotels, Restaurants & Leisure: 4.8%

Tongcheng Travel Holdings, Ltd.[c,d]	1,276,400	2,363,956

Melco Resorts & Entertainment, Ltd. ADR[c]	221,847	1,967,783

		4,331,739

Automobile Components: 2.0%
Zhejiang Shuanghuan Driveline Co., Ltd. A Shares	483,203	1,770,513

Diversified Consumer Services: 1.6%
China Education Group Holdings, Ltd.[d]	2,344,000	1,470,925

Automobiles: 1.6%
Yadea Group Holdings, Ltd.[b,d]	792,000	1,395,007

Total Consumer Discretionary		19,515,231

INDUSTRIALS: 20.4%
Machinery: 9.5%

Yangzijiang Shipbuilding Holdings, Ltd.	3,434,500	3,874,790

Morimatsu International Holdings Co., Ltd.[c,d]	3,779,000	2,662,727

Airtac International Group	58,191	1,912,048

		8,449,565

Professional Services: 2.4%
Centre Testing International Group Co., Ltd. A Shares	1,069,400	2,141,888

Construction & Engineering: 2.4%
Greentown Management Holdings Co., Ltd.[b,d]	3,101,000	2,133,759

Electrical Equipment: 2.3%
Hongfa Technology Co., Ltd. A Shares	531,157	2,059,688

Ground Transportation: 2.2%
Full Truck Alliance Co., Ltd. ADR[c]	287,021	2,012,017

Marine Transportation: 0.9%
SITC International Holdings Co., Ltd.	450,500	777,576

Transportation Infrastructure: 0.7%
Beijing Capital International Airport Co., Ltd. H Shares[c]	2,158,000	633,144

Total Industrials		18,207,637

	Shares	Value

INFORMATION TECHNOLOGY: 18.7%
Semiconductors & Semiconductor Equipment: 10.1%

Alchip Technologies, Ltd.	39,000	$4,144,075

ACM Research, Inc. Class Ac	190,616	3,724,637

AP Memory Technology Corp.	78,000	1,188,803

		9,057,515

Electronic Equipment, Instruments & Components: 6.6%

Elite Material Co., Ltd.	175,000	2,173,148

Shenzhen Topband Co., Ltd. A Shares	1,542,800	2,112,212

BOE Varitronix, Ltd.	1,740,000	1,575,346

		5,860,706

Software: 2.0%
Longshine Technology Group Co., Ltd. A Shares	761,444	1,751,418

Total Information Technology		16,669,639

HEALTH CARE: 11.3%
Health Care Equipment & Supplies: 4.9%

AK Medical Holdings, Ltd.[b,d]	2,850,000	2,286,004

Peijia Medical, Ltd.[b,c,d]	1,681,000	1,591,589

Kangji Medical Holdings, Ltd.	537,500	481,324

		4,358,917

Health Care Technology: 2.3%
Medlive Technology Co., Ltd.[b,d]	1,873,500	2,034,529

Biotechnology: 1.9%
Legend Biotech Corp. ADR[c]	29,089	1,750,285

Pharmaceuticals: 1.6%
HUTCHMED China, Ltd.[c]	380,000	1,396,795

Life Sciences Tools & Services: 0.6%
WuXi XDC Cayman, Inc.[c]	140,500	575,783

Total Health Care		10,116,309

CONSUMER STAPLES: 9.1%
Beverages: 3.6%

Anhui Yingjia Distillery Co., Ltd. A Shares	182,000	1,693,556

Anhui Kouzi Distillery Co., Ltd. A Shares	234,300	1,489,438

		3,182,994

Food Products: 3.1%

Anjoy Foods Group Co., Ltd. A Shares	103,447	1,518,414

Chacha Food Co., Ltd. A Shares	259,100	1,265,450

		2,783,864

Personal Care Products: 2.4%
Giant Biogene Holding Co., Ltd.[b,c,d]	472,200	2,153,881

Total Consumer Staples		8,120,739

matthewsasia.com | 800.789.ASIA	45

Matthews China Small Companies Fund

December 31, 2023

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value

COMMUNICATION SERVICES: 6.7%
Interactive Media & Services: 5.2%

Kanzhun, Ltd. ADR	175,850	$2,920,868

Zhihu, Inc. ADR[c]	1,811,658	1,696,437

		4,617,305

Entertainment: 1.5%
Cloud Music, Inc.[b,c,d]	114,400	1,315,870

Total Communication Services		5,933,175

REAL ESTATE: 6.6%
Real Estate Management & Development: 6.6%

China Overseas Property Holdings, Ltd.	3,975,000	2,983,082

KE Holdings, Inc. A Shares	536,300	2,930,129

Total Real Estate		5,913,211

UTILITIES: 2.8%
Gas Utilities: 2.8%
ENN Natural Gas Co., Ltd. A Shares	1,043,242	2,462,334

Total Utilities		2,462,334

FINANCIALS: 2.8%
Financial Services: 2.8%
Chailease Holding Co., Ltd.	390,106	2,451,327

Total Financials		2,451,327

TOTAL INVESTMENTS: 100.3%		89,389,602
(Cost $106,116,962)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: (0.3%)		(233,468)

NET ASSETS: 100.0%		$89,156,134

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2023, the aggregate value is $16,744,995, which is 18.78% of net assets.

c	Non-income producing security.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

46	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Peeyush Mittal, CFA
Lead Manager

Swagato Ghosh
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MINDX	MIDNX
CUSIP	577130859	577130768
Inception	10/31/05	10/29/10
NAV	$26.37	$26.93
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.14%	1.01%
Portfolio Statistics
Total # of Positions		70
Net Assets		$763.1 million
Weighted Average Market Cap		$44.1 billion
Portfolio Turnover[2]		51.0%
Benchmarks
S&P Bombay Stock Exchange 100 Index
MSCI India Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

Matthews India Fund

Portfolio Manager Commentary (unaudited)

Performance

For the year ending December 31, 2023, the Matthews India Fund returned 23.10% (Investor Class) and 23.32% (Institutional Class), while its benchmark, the S&P Bombay Stock Exchange 100 Index, returned 22.44% over the same period. For the fourth quarter, the Fund returned 8.68% (Investor Class) and 8.75% (Institutional Class), while the benchmark returned 11.38%.

Market Environment

High interest rates globally, on the back of monetary policy tightening, continued for most of 2023. Through the course of this year, we saw a substantial cooling off in the price of both hard and soft commodities yet inflation continued to remain higher than the comfort level of most central banks globally. In part this was related to the unfolding Russia-Ukraine and Israel-Gaza military conflicts. These events have led to tightness in energy markets, elevated logistics costs and challenged food supplies which in turn have kept inflation from falling faster.

India was a bright spot in global markets with strong returns helped by both fundamentals and investor inflows. Domestic economic activity remained strong as the government maintained its infrastructure-related spending momentum. Consumption, however, was soft throughout the year especially at the mid and bottom-end of the income strata. Weak monsoons also delayed recovery in rural demand. In spite of this, GDP growth was above 7% in last three quarters led mainly by government capital expenditure expansion.

Results of state elections held in the later part of the year increased the probability of political continuity of incumbent Prime Minister Modi in the 2024 general elections. And while foreign flows were supportive, incremental positive domestic flows were a bigger driver of the market in 2023.

The world is also witnessing an accelerated trend by businesses of all sizes to reset their supply chains and to reduce their dependence on imports from China. Given the political and economic stability of India, more and more businesses are looking to relocate parts of their supply network to India.

Performance Contributors and Detractors

For the year, stock selection in health care, financials and information technology (IT) were the biggest contributors to relative performance. On the other hand, an underweight in utilities was the biggest detractor to relative performance. Stock selection in consumer discretionary and consumer staples were also big detractors for the year.

At the holdings level, Neuland Laboratories, Shriram Finance and Cholamandalam Investment and Finance Co. were among the top contributors to performance for the year. Neuland is an API (active pharmaceutical manufacturing) company which executed its business strategy throughout the year and posted robust numbers. Shriram and Chola are non-bank financial institutions (NBFCs) which executed well on book growth and diversification, while maintaining good credit quality during the year.

At the other end of the spectrum, Cognizant Technology Solutions, Dabur India and Restaurant Brands Asia were among the weaker performers. IT services like Cognizant were generally hurt by softening demand, especially from the U.S. Consumption stocks like Dabur and Restaurant Brands were impacted by a lack of revival in consumer demand in their specific categories.

(continued)

1	Actual 2023 expense ratios.
2	The lesser of fiscal year 2023 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	47

PERFORMANCE AS OF DECEMBER 31, 2023
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MINDX)	8.68%	23.10%	9.41%	8.62%	11.65%	10.28%		10/31/05
Institutional Class (MIDNX)	8.75%	23.32%	9.56%	8.77%	11.83%	6.78%		10/29/10
S&P Bombay Stock Exchange 100 Index[3]	11.38%	22.44%	13.20%	12.39%	11.65%	10.78%	[5]
MSCI India Index[4]	11.98%	21.29%	12.43%	12.12%	10.08%	9.76%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

*	Performance results include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from S&P BSE 100 Index and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 71 for index definition.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 76 for index definition.

5	Calculated from 10/31/05.

TOP TEN HOLDINGS[6]
Name	Sector	% Net Assets
HDFC Bank, Ltd.	Financials	6.0%
Shriram Finance, Ltd.	Financials	5.5%
Reliance Industries, Ltd.	Energy	5.3%
ICICI Bank, Ltd.	Financials	4.9%
Infosys, Ltd.	Information Technology	3.9%
Neuland Laboratories, Ltd.	Health Care	3.7%
IndusInd Bank, Ltd.	Financials	3.2%
Axis Bank, Ltd.	Financials	3.1%
Tata Consultancy Services, Ltd.	Information Technology	3.0%
Bharat Heavy Electricals, Ltd.	Industrials	2.2%
% OF ASSETS IN TOP 10		40.8%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

48	MATTHEWS ASIA FUNDS

COUNTRY ALLOCATION (%)[7]
India	103.3
Liabilities in Excess of Cash and Other Assets	-3.3

SECTOR ALLOCATION (%)[7]
Financials	34.2
Information Technology	14.1
Consumer Discretionary	12.7
Industrials	11.8
Health Care	9.7
Consumer Staples	9.0
Energy	5.3
Materials	4.5
Utilities	1.0
Real Estate	0.8
Communication Services	0.2
Liabilities in Excess of Cash and Other Assets	-3.3

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	42.5
Large Cap ($10B–$25B)	16.7
Mid Cap ($3B–10B)	26.7
Small Cap (under $3B)	17.4
Liabilities in Excess of Cash and Other Assets	-3.3

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews India Fund

Portfolio Manager Commentary (unaudited) (continued)

Notable Portfolio Changes

This year, we sought to improve our holdings in sectors like consumer discretionary and staples and invested in names where growth visibility is higher. To that extent we initiated a position in Sona BLW Precision Forgings. The company’s differentiated capabilities in auto components, especially for electric vehicles (EV), gives it a sustainable competitive advantage, we believe, and hence has a long runway for growth. We exited our position in Bosch, the Indian arm of German automotive supplier Robert Bosch, as we felt the company’s growth trajectory was stagnating and the technological edge globally was not translating into business momentum in India. Similarly, we exited Dabur India which we believe has become a growth laggard within the staples space and there is no visibility on why that might change in the future.

Elsewhere, we initiated a position in Mahindra & Mahindra Financial Services to leverage the trend of NBFCs growing strongly in a strong credit growth cycle, with improving asset quality. We also exited our position in Crompton Greaves, driven by findings from our primary research process which suggested a breakdown in sales and marketing strategy and internal turmoil due to employee attrition at all levels.

Outlook

We remain optimistic about the near-term outlook for India. Inflation and interest rates have peaked out and future actions by the Indian central bank on interest rates or on liquidity should boost growth, we believe in the coming year. The government should continue its infrastructure related spend, in our view, albeit with a hiatus of few months around the elections. We believe consumption growth should also come back sooner rather than later as the prior year’s base becomes more favorable and real income growth returns. We prefer domestic sectors like real estate, utilities and financial services and other sectors like manufacturing where there are clear tailwinds from China +1 strategies among multinational companies.

We believe the government’s focus on establishing India as a manufacturing hub, to replace imports and to tap export opportunities, will continue and may even gather steam as global volatility increase. Sectors like auto and chemicals are well poised to benefit from this.

Residential real estate is in the midst of an extended up-cycle which will benefit housing developers and ancillary companies. Stricter regulations and consolidation on the supply side over the last decade has led to a much cleaner property market in India with many more investment opportunities now available.

India is also embarking on a massive power capacity augmentation over the next decade, most of which will be renewable. For this year we see growth in domestic demand for energy and the need for energy security will be strong narratives for utility and renewables companies. Global macro volatility will impact India but to a lesser extent than many other economies. All in all, unless there are any major external or internal shocks, we believe India should have another good year in terms of economic growth and stock market performance.

matthewsasia.com | 800.789.ASIA	49

Matthews India Fund

December 31, 2023

Schedule of Investmentsa

COMMON EQUITIES: 103.3%

	Shares	Value

FINANCIALS: 34.2%
Banks: 21.8%
HDFC Bank, Ltd.	2,234,599	$45,755,697

ICICI Bank, Ltd.	3,150,983	37,653,612

IndusInd Bank, Ltd.	1,273,549	24,446,042

Axis Bank, Ltd.	1,805,785	23,898,435

Federal Bank, Ltd.	8,772,923	16,448,793

Kotak Mahindra Bank, Ltd.	589,720	13,511,991

Bandhan Bank, Ltd.[b,c]	1,671,073	4,842,665

		166,557,235

Consumer Finance: 10.4%

Shriram Finance, Ltd.	1,692,005	41,737,938

Cholamandalam Investment and Finance Co., Ltd.	991,091	14,990,678

Bajaj Finance, Ltd.	153,487	13,505,528

Mahindra & Mahindra Financial Services, Ltd.	2,803,846	9,315,378

		79,549,522

Insurance: 1.2%
PB Fintech, Ltd.[d]	968,136	9,236,194

Financial Services: 0.8%
LIC Housing Finance, Ltd.	903,059	5,812,586

Total Financials		261,155,537

INFORMATION TECHNOLOGY: 14.1%
IT Services: 12.4%

Infosys, Ltd.	1,598,241	29,584,214

Tata Consultancy Services, Ltd.	501,216	22,827,331

LTIMindtree, Ltd.[b,c]	179,378	13,554,576

Persistent Systems, Ltd.	128,666	11,412,683

HCL Technologies, Ltd.	495,830	8,725,994

Coforge, Ltd.	111,337	8,385,883

		94,490,681

Electronic Equipment, Instruments & Components: 1.1%

Syrma SGS Technology, Ltd.	528,687	4,260,112

Kaynes Technology India, Ltd.[d]	134,302	4,211,283

		8,471,395

Software: 0.4%
Newgen Software Technologies, Ltd.	166,455	3,122,276

Communications Equipment: 0.2%
Tejas Networks, Ltd.[b,c,d]	146,797	1,533,591

Total Information Technology		107,617,943

CONSUMER DISCRETIONARY: 12.7%
Automobiles: 5.7%

Bajaj Auto, Ltd.	185,341	15,134,880

TVS Motor Co., Ltd.	586,995	14,283,311

Maruti Suzuki India, Ltd.	82,926	10,260,480

Tata Motors, Ltd.	426,456	3,995,301

		43,673,972

	Shares	Value
Textiles, Apparel & Luxury Goods: 2.5%

Titan Co., Ltd.	384,115	$16,953,683

Vedant Fashions, Ltd.	125,529	1,912,643

		18,866,326

Automobile Components: 1.7%

Sona Blw Precision Forgings, Ltd.[b,c]	1,076,178	8,329,023

Divgi Torqtransfer Systems, Ltd.	377,996	4,455,028

		12,784,051

Specialty Retail: 1.4%

FSN E-Commerce Ventures, Ltd.[d]	2,704,219	5,649,286

Shankara Building Products, Ltd.	633,900	5,435,401

		11,084,687

Hotels, Restaurants & Leisure: 1.4%

Restaurant Brands Asia, Ltd.[d]	5,740,194	7,705,498

Lemon Tree Hotels, Ltd.[b,c,d]	1,840,899	2,649,674

		10,355,172

Total Consumer Discretionary		96,764,208

INDUSTRIALS: 11.8%
Machinery: 3.8%

Cummins India, Ltd.	555,215	13,096,470

Thermax, Ltd.	319,012	11,804,696

Ashok Leyland, Ltd.	1,784,118	3,889,690

		28,790,856

Electrical Equipment: 2.9%

Bharat Heavy Electricals, Ltd.	7,304,281	16,974,859

Schneider Electric Infrastructure, Ltd.[d]	541,338	2,660,045

ABB India, Ltd.	44,858	2,519,247

		22,154,151

Construction & Engineering: 2.1%

Sterling and Wilson Renewable Energy, Ltd.[c,d]	1,751,469	9,087,854

Voltas, Ltd.	581,875	6,837,345

		15,925,199

Transportation Infrastructure: 1.4%
Gujarat Pipavav Port, Ltd.	5,852,399	10,756,588

Professional Services: 1.1%
Latent View Analytics, Ltd.[d]	1,602,994	8,753,386

Building Products: 0.5%
Astral, Ltd.	168,043	3,850,000

Total Industrials		90,230,180

HEALTH CARE: 9.7%
Pharmaceuticals: 5.2%

Neuland Laboratories, Ltd.	449,244	28,558,022

Sun Pharmaceutical Industries, Ltd.	574,905	8,697,084

Laurus Labs, Ltd.[b,c]	529,007	2,734,087

		39,989,193

Health Care Equipment & Supplies: 2.0%
Poly Medicure, Ltd.	840,567	15,049,926

50	MATTHEWS ASIA FUNDS

Matthews India Fund

December 31, 2023

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
Life Sciences Tools & Services: 1.8%

Syngene International, Ltd.[b,c]	952,851	$8,027,719

Divi’s Laboratories, Ltd.	118,076	5,536,057

		13,563,776

Health Care Providers & Services: 0.7%
Metropolis Healthcare, Ltd.[b,c]	265,457	5,351,211

Total Health Care		73,954,106

CONSUMER STAPLES: 9.0%
Food Products: 4.5%

Nestle India, Ltd.	44,789	14,299,798

Britannia Industries, Ltd.	222,092	14,243,686

Tata Consumer Products, Ltd.	457,443	5,971,328

		34,514,812

Personal Care Products: 4.5%

Hindustan Unilever, Ltd.	401,420	12,844,373

Godrej Consumer Products, Ltd.	770,417	10,469,101

Honasa Consumer, Ltd.[d],†	1,608,737	8,521,804

Bajaj Consumer Care, Ltd.	758,095	1,999,973

		33,835,251

Total Consumer Staples		68,350,063

ENERGY: 5.3%
Oil, Gas & Consumable Fuels: 5.3%
Reliance Industries, Ltd.	1,303,427	40,455,704

Total Energy		40,455,704

MATERIALS: 4.5%
Chemicals: 2.2%

PI Industries, Ltd.	209,510	8,848,895

Asian Paints, Ltd.	189,336	7,737,512

		16,586,407

Construction Materials: 1.3%

UltraTech Cement, Ltd.	46,388	5,851,903

Ramco Cements, Ltd.	336,785	4,127,269

		9,979,172

Metals & Mining: 1.0%
APL Apollo Tubes, Ltd.	411,226	7,589,766

Total Materials		34,155,345

UTILITIES: 1.0%
Independent Power and Renewable Electricity Producers: 1.0%
NTPC, Ltd.	2,021,568	7,552,660

Total Utilities		7,552,660

REAL ESTATE: 0.8%
Real Estate Management & Development: 0.8%
DLF, Ltd.	697,280	6,080,854

Total Real Estate		6,080,854

	Shares	Value

COMMUNICATION SERVICES: 0.2%
Diversified Telecommunication Services: 0.2%
HFCL, Ltd.	1,830,367	$1,850,031

Total Communication Services		1,850,031

TOTAL COMMON EQUITIES		788,166,631

(Cost $602,476,869)

NON-CONVERTIBLE CORPORATE BONDS: 0.0%

	Face Amount*

CONSUMER STAPLES: 0.0%
Food Products: 0.0%
Britannia Industries, Ltd., Series N3 5.500%, 06/03/24	INR 1,996,476	23,704

Total Consumer Staples		23,704

TOTAL NON-CONVERTIBLE CORPORATE BONDS		23,704

(Cost $27,434)

TOTAL INVESTMENTS: 103.3%		788,190,335
(Cost $602,504,303)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: (3.3%)		(25,064,959)

NET ASSETS: 100.0%		$763,125,376

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2023, the aggregate value is $47,022,546, which is 6.16% of net assets.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

d	Non-income producing security.

†	As of December 31, 2023, 308,660 shares of Honasa Consumer, Ltd. were restricted from sale as part of an anchor investment agreement. That restriction expired on February 4, 2024.

*	All Values in USD unless otherwise specified.

INR	Indian Rupee

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	51

PORTFOLIO MANAGERS

Shuntaro Takeuchi	Donghoon Han
Lead Manager	Lead Manager

FUND FACTS

	Investor	Institutional
Ticker	MJFOX	MIJFX
CUSIP	577130800	577130792
Inception	12/31/98	10/29/10
NAV	$17.58	$17.63
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.09%	1.02%
Portfolio Statistics
Total # of Positions		43
Net Assets		655.5 million
Weighted Average Market Cap		$49.2 billion
Portfolio Turnover[2]		100.6%
Benchmark
MSCI Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

Matthews Japan Fund

Portfolio Manager Commentary (unaudited)

For the year ending December 31, 2023, the Matthews Japan Fund returned 17.99% (Investor Class) and 18.08% (Institutional Class), while its benchmark, the MSCI Japan Index, returned 20.77% over the same period. For the fourth quarter, the Fund returned 8.25% (Investor Class) and 8.29% (Institutional Class), while the benchmark returned 8.22%.

Market Environment

Japan equity markets posted healthy total returns in 2023, along with other developed markets, outpacing emerging markets. Japanese stocks’ outperformance was mainly driven by resilient earnings growth amid a tepid global macro economy. Valuation levels also moved up from the low end to the midpoint of the past 10-year historical range, helped by government policy and activist pressure which pushed undervalued companies to increase their payouts and buybacks.

The direction of interest rates and risk premiums in 2023 was a seesaw between hopes for the U.S. Federal Reserve’s pace of rate hike slowing down. The discussion of rates being ‘higher for longer,’ spurred a risk-off move across global markets for the third quarter, and U.S. 10-year bond yields reached 5% in October for the first time in 2008. Sentiment improved toward the end of the year as investors responded to evidence of softening in global growth and an easing in inflationary pressures. For the full year, the MSCI Japan Value Index outpaced the MSCI Japan Growth Index by 661 basis points (6.61%), reflecting the general rise in interest rates.

The Japanese yen generally traded in a range bound for the first six months of the year but in the third quarter, as U.S. 10-year bond yields rose, the currency weakened back to its 27-year low of 150 yen to the U.S. dollar.

Performance Contributors and Detractors

The portfolio’s overweight to small caps relative to the benchmark resulted in the majority of the detraction while positive stock selection in all market cap spectrums offset the allocation effect. From a sector perspective, stock selection in materials and consumer staples were the two largest contributors to relative performance while stock selection in financials and industrials were the biggest detractors.

At the holdings level, Shin-Etsu Chemical and Renesas Electronics were the top two contributors to both the Fund’s total and relative returns. The share price of semiconductor company Renesas Electronics faced some profit taking in the third quarter, but we continue to view positively the company’s ongoing progress in inventory adjustments as it shows the company’s solid execution during downturns. We continue to see Renesas constructively as its valuation level remains compelling.

Polyvinyl chloride and semiconductor wafer manufacturer Shin-Etsu Chemical’s main businesses faced a downturn through the housing and semiconductor cycle, but the company once again displayed its capability to maneuver slowdowns, maintaining its high-capacity utilization rate and adhering to long-term agreements with key customers.

The largest detractor to the portfolio’s relative returns was Tokyo Electron, a semiconductor production equipment company. Our position size was well below the benchmark; however, at the portfolio level, we were able to benefit from overweighting semiconductor-related sectors. Debt guarantor eGuarantee was the second-largest detractor to investment results. Although the company continues to execute and generate strong earnings growth, COVID-related relief funds that saved many institutions from bankruptcy led to a slower-than-expected rise in bankruptcy numbers in Japan. We have already exited from this position.

Notable Portfolio Changes

During the December quarter, we made three major changes to the portfolio. First, with foreign investor flows turning positive for the first time in five years, we

(continued)

1	Actual 2023 expense ratios.
2	The lesser of fiscal year 2023 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

52	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2023
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MJFOX)	8.25%	17.99%	-5.84%	6.45%	5.55%	5.54%		12/31/98
Institutional Class (MIJFX)	8.29%	18.08%	-5.78%	6.49%	5.63%	7.47%		10/29/10
MSCI Japan Index[3]	8.22%	20.77%	1.04%	7.31%	5.34%	3.89%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 71 for index definitions.

4	Calculated from 12/31/98.

TOP TEN HOLDINGS[5]
Name	Sector	% Net Assets
Shin-Etsu Chemical Co., Ltd.	Materials	5.6%
Keyence Corp.	Information Technology	4.8%
Tokio Marine Holdings, Inc.	Financials	4.1%
Sony Group Corp.	Consumer Discretionary	3.9%
Hitachi, Ltd.	Industrials	3.7%
Renesas Electronics Corp.	Information Technology	3.4%
Recruit Holdings Co., Ltd.	Industrials	3.0%
FUJIFILM Holdings Corp.	Information Technology	2.9%
Suzuki Motor Corp.	Consumer Discretionary	2.9%
Ajinomoto Co., Inc.	Consumer Staples	2.8%
% OF ASSETS IN TOP 10		37.1%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	53

Matthews Japan Fund

Portfolio Manager Commentary (unaudited) (continued)

shifted our portfolio’s average market cap upwards. Second, we reduced multiple positions that worked as a “value play” within the portfolio, especially names where the majority of the returns were from pure re-ratings. Third, as the global purchase manufacturing index (PMI) stayed below 50 for the full 12 months of 2023, we started to look for names whose fundamentals are set to bottom out as we look toward 2024 and beyond. We took advantage of the market correction in October to initiate some cyclical growth names.

We initiated a position in real estate developer Mitsui Fudosan. We believe the company will continue to produce steady mid-single digit growth from vacancy rates peaking out in central Tokyo. We also look forward to its new management’s stance towards achieving optimal return on equity through asset sales.

We have also re-initiated a position in medical device manufacturer Terumo. After meeting with the management team, we have built a conviction that multiple headwinds such as rising raw materials and logistics and manufacturing cost inflation have started to peak out. Terumo has also taken numerous steps, from shifting its manufacturing locations to raising prices. We initiated our position when the company’s valuation level was in the lower end of its 10-year range.

To fund these positions, we exited several holdings including Amvis, Asahi Intecc, Bandai Namco, Baycurrent Consulting, Denso, Dip and eGuarantee.

Outlook

After a strong finish to the close of 2023, the MSCI Japan Index is trading at 14.7x forward 12 months price-to-earnings ratio and 1.42x price-to-book ratio with a 2.24% dividend yield. Valuations have risen compared to 2022 year-end but still look sensible in an international context. Along with the long-term trend of corporate Japan achieving better through-the-cycle margins, recent activist investor activity is working as a clear catalyst for the corporate sector to further enhance shareholder returns via dividends and share buybacks.

Over the long term, we continue to believe the earnings capability of Japanese companies has improved meaningfully over the past economic cycle. As of year-end 2023, the Japanese equity market outperformed both the MSCI EAFE Index and the MSCI Emerging Markets Index in U.S. dollar terms. In other words, ‘not owning Japan’ is no longer a formula for outperformance for global investors. With the yen at a near quarter-century-low to the dollar, Japanese companies are in good health and domestically, a full year of reopening has resulted in record spending despite tourist numbers still below pre-COVID levels. We continue to believe there is a major perception and positioning gap of the Japanese equity market as an asset class in the global market context.

Overall, Japan continues to enjoy several tailwinds including a positive earnings cycle driven by moderate inflation, meaningful wage gains and policy driven reforms which are pushing companies to increase their corporate value via capital efficiencies and shareholder payouts. In addition, the recovery in inbound tourism plus the fact that Japan lacks the geopolitical headwinds of China is creating positive foreign inflows. 2023 saw an inflow of 3.2 trillion yen from foreign investors. While this is not small, it is only a fraction of the of the 11.8 trillion yen foreign investor outflow in the previous five-year period (2018-2022).

Our strategy continues to focus on investing in companies that can grow earnings through a relentless effort to achieve positive margin slope (long-term improvement in corporate margin levels). We are strong believers that these companies will be able to generate incremental returns over the long term. In sub-industries, we continue to be constructive in areas such as semiconductors, automation, software, healthcare service and technology, as well as global intellectual property (IP) owners.

COUNTRY ALLOCATION (%)[6]
Japan	97.4
Cash and Other Assets, Less Liabilities	2.6

SECTOR ALLOCATION (%)[6]
Information Technology	22.0
Industrials	20.9
Consumer Discretionary	20.1
Financials	10.6
Materials	6.3
Health Care	5.7
Consumer Staples	5.0
Communication Services	4.3
Real Estate	2.5
Cash and other Assets, Less Liabilities	2.6

MARKET CAP EXPOSURE (%)[6]
Mega Cap (over $25B)	50.3
Large Cap ($10B–$25B)	28.2
Mid Cap ($3B–10B)	15.8
Small Cap (under $3B)	3.1
Cash and Other Assets, Less Liabilities	2.6

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

54	MATTHEWS ASIA FUNDS

Matthews Japan Fund

December 31, 2023

Schedule of Investmentsa

COMMON EQUITIES: 97.4%

	Shares	Value

INFORMATION TECHNOLOGY: 22.0%
Semiconductors & Semiconductor Equipment: 8.0%
Renesas Electronics Corp.[b]	1,240,300	$22,177,762

Disco Corp.	68,000	16,793,743

Tokyo Electron, Ltd.	76,900	13,668,196

		52,639,701

IT Services: 5.5%
OBIC Co., Ltd.	89,400	15,381,723

NEC Corp.	258,800	15,291,499

Nomura Research Institute, Ltd.	180,400	5,239,309

		35,912,531

Electronic Equipment, Instruments & Components: 4.9%
Keyence Corp.	72,300	31,765,473

Technology Hardware, Storage & Peripherals: 2.9%
FUJIFILM Holdings Corp.	317,300	19,015,720

Software: 0.7%
Appier Group, Inc.[b]	370,400	4,836,885

Total Information Technology		144,170,310

INDUSTRIALS: 20.9%
Industrial Conglomerates: 5.9%
Hitachi, Ltd.	338,700	24,362,601

Hikari Tsushin, Inc.	88,300	14,593,247

		38,955,848

Trading Companies & Distributors: 5.7%
ITOCHU Corp.	368,300	15,004,487

Mitsubishi Corp.	889,200	14,164,303

Toyota Tsusho Corp.	144,700	8,491,313

		37,660,103

Professional Services: 3.0%
Recruit Holdings Co., Ltd.	463,000	19,358,556

Electrical Equipment: 2.8%
Mitsubishi Electric Corp.	1,284,700	18,170,906

Construction & Engineering: 2.0%
Kajima Corp.	779,100	12,990,865

Commercial Services & Supplies: 1.5%
TOPPAN Holdings, Inc.	347,000	9,663,822

Total Industrials		136,800,100

CONSUMER DISCRETIONARY: 20.1%
Automobiles: 4.8%
Suzuki Motor Corp.	438,900	18,704,406

Toyota Motor Corp.	711,200	13,031,830

		31,736,236

Broadline Retail: 4.4%
Pan Pacific International Holdings Corp.	655,100	15,594,307

Isetan Mitsukoshi Holdings, Ltd.	1,225,700	13,308,860

		28,903,167

	Shares	Value
Specialty Retail: 4.3%
Fast Retailing Co., Ltd.	57,700	$14,267,992

ZOZO, Inc.	610,400	13,776,201

		28,044,193

Household Durables: 3.9%
Sony Group Corp.	270,300	25,579,277

Hotels, Restaurants & Leisure: 1.4%
Kyoritsu Maintenance Co., Ltd.	213,900	9,071,432

Textiles, Apparel & Luxury Goods: 1.3%
Asics Corp.	261,400	8,159,945

Total Consumer Discretionary		131,494,250

FINANCIALS: 10.6%
Insurance: 4.0%
Tokio Marine Holdings, Inc.	1,066,500	26,556,910

Banks: 2.5%
Mitsubishi UFJ Financial Group, Inc.	1,916,400	16,446,806

Financial Services: 2.4%
ORIX Corp.	844,100	15,853,198

Consumer Finance: 1.7%
Credit Saison Co., Ltd.	593,400	10,903,775

Total Financials		69,760,689

MATERIALS: 6.3%
Chemicals: 6.3%
Shin-Etsu Chemical Co., Ltd.	874,500	36,574,358
Mitsui Chemicals, Inc.	166,100	4,911,910

Total Materials		41,486,268

HEALTH CARE: 5.7%
Pharmaceuticals: 3.4%
Daiichi Sankyo Co., Ltd.	339,700	9,299,874

Astellas Pharma, Inc.	545,000	6,481,833

Sawai Group Holdings Co., Ltd.	169,400	6,249,476

		22,031,183

Health Care Equipment & Supplies: 2.3%
Terumo Corp.	471,600	15,421,796

Total Health Care		37,452,979

CONSUMER STAPLES: 5.0%
Food Products: 5.0%
Ajinomoto Co., Inc.	482,600	18,577,122
Nissin Foods Holdings Co., Ltd.	406,200	14,184,436

Total Consumer Staples		32,761,558

COMMUNICATION SERVICES: 4.3%
Wireless Telecommunication Services: 2.0%
KDDI Corp.	402,900	12,779,386

Entertainment: 1.5%
Capcom Co., Ltd.	305,300	9,852,252

Diversified Telecommunication Services: 0.8%
Internet Initiative Japan, Inc.	265,700	5,421,033

Total Communication Services		28,052,671

matthewsasia.com | 800.789.ASIA	55

Matthews Japan Fund

December 31, 2023

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value

REAL ESTATE: 2.5%
Real Estate Management & Development: 2.5%
Mitsui Fudosan Co., Ltd.	668,900	$16,354,407

Total Real Estate		16,354,407

TOTAL INVESTMENTS: 97.4%		638,333,232
(Cost $546,054,623)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.6%		17,164,777

NET ASSETS: 100.0%		$655,498,009

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

See accompanying notes to financial statements.

56	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Robert J. Horrocks, PhD	Kenneth Lowe, CFA
Lead Manager	Lead Manager

Siddarth Bhargava	Elli Lee
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MACSX	MICSX
CUSIP	577130206	577130842
Inception	9/12/94	10/29/10
NAV	$12.57	$12.54
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.15%	1.02%
Portfolio Statistics
Total # of Positions		45
Net Assets		$324.5 million
Weighted Average Market Cap		$120.1 billion
Portfolio Turnover[2]		12.0%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation. The Fund also seeks to provide some current income.

STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying common stock, preferred stock and other equity securities, and convertible securities as well as fixed-income securities, of any duration or quality, including high yield securities, of companies located in Asia, which consists of all countries and markets in Asia, including developed, emerging and frontier countries and markets in the Asian region.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary (unaudited)

Performance

For the year ending December 31, 2023, the Matthews Asian Growth and Income Fund returned 3.33% (Investor Class) and 3.39% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned 6.34% over the same period. For the fourth quarter, the Fund returned 6.10% (Investor Class) and 6.10% (Institutional Class), while the benchmark returned 6.48%.

Market Environment

Asian markets rallied during the final quarter of the year, helping drive full-year performance into positive territory although lagging behind the returns of other major geographies. The year started brightly with the hope of a strong recovery in the Chinese economy after reopening from prior COVID restrictions. This was, however, short lived with markets in China peaking in January and then ending the year down double digits. Issues such as the challenged property market, soft consumer sentiment, regulatory changes, dampened animal spirits and geopolitical tensions all weighed on China as the market ended the year at around 9x earnings. Elsewhere in the region, India was again a strong performer rising over 20% as it benefited in part from capital flows as earnings delivery was robust while the political and monetary outlooks also appear supportive. The technology heavy markets of South Korea and Taiwan also made meaningful gains in 2023.

Performance Contributors and Detractors

At the country level, the portfolio’s underweights in India and Taiwan as well as stock selections in those markets were the biggest detractors to relative returns in 2023, in part because these markets outperformed the broader region. Stock selection within Thailand and an underweight to South Korea also hindered relative performance. Conversely, the portfolio’s off-benchmark positions in the U.S. and Australia were significant contributors to relative returns as these markets delivered reasonable returns while the portfolio’s stocks in these geographies gained meaningfully. Despite the negative of an overweight in China/Hong Kong, stock selection there helped relative performance, as did stock selection within Indonesia.

At the sector level, stock selection in the areas of consumer discretionary and financials detracted from relative performance. On the other hand, stock selection within real estate and industrials contributed.

At the holdings level, one of the largest detractors to relative performance for the year was Chinese auto dealership company Zhongsheng Group. The stock’s drop may have been driven by concerns around new car margins as well as overall new car sale volumes. JD.com, a major internet retailer in China, also fell significantly, likely given the backdrop of a soft consumer as well as rising competitive intensity in the industry. Digital Telecommunications Infrastructure Fund in Thailand, an entity that owns telecom infrastructure, detracted from returns as concerns exist around rising interest rates and the possibility of reduced leases. Leading regional life insurer AIA Group also detracted. Although the company continued to deliver what we believe was robust value of new business growth, the stock was weak. This is potentially due to concerns over the growth and margin profile of its expansion in China combined with overall negative sentiment for the market.

On the other hand, the largest contributor to relative performance was semiconductor and infrastructure software company Broadcom. The stock rose significantly during the year as earnings increased by double digits with management stating this was “driven by investments in accelerators and network connectivity

(continued)

1	Actual 2023 expense ratios.
2	The lesser of fiscal year 2023 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	57

PERFORMANCE AS OF DECEMBER 31, 2023
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MACSX)	6.10%	3.33%	-5.53%	2.78%	1.81%	7.61%		9/12/94
Institutional Class (MICSX)	6.10%	3.39%	-5.42%	2.92%	1.95%	3.05%		10/29/10
MSCI AC Asia ex Japan Index[3]	6.48%	6.34%	-6.43%	4.01%	4.17%	4.13%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2023			2022
	June	December	Total	June	December	Total
Investor (MACSX)	$0.17	$0.18	$0.34	$0.08	$0.13	$0.21
Inst’l (MICSX)	$0.17	$0.19	$0.36	$0.09	$0.14	$0.23

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

2.82% (Investor Class); 2.79% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/23, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.47%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 12/31/23 divided by the current price of each equity as of 12/31/23. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 71 for index definition.

4	Calculated from 8/31/94.

TOP TEN HOLDINGS[5]
Name	Sector	Country	% Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	8.4%
AIA Group, Ltd.	Financials	China/Hong Kong	4.7%
HDFC Bank, Ltd.	Financials	India	4.5%
Tencent Holdings, Ltd.	Communication Services	China/Hong Kong	4.2%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	3.6%
Pharmaron Beijing Co., Ltd., Cnv., 0.000%, 06/18/2026	Health Care	China/Hong Kong	2.6%
PT Bank Rakyat Indonesia Persero Tbk	Financials	Indonesia	2.5%
Tata Consultancy Services, Ltd.	Information Technology	India	2.5%
Macquarie Korea Infrastructure Fund	Financials	South Korea	2.5%
HKT Trust & HKT, Ltd.	Communication Services	China/Hong Kong	2.4%
% OF ASSETS IN TOP 10			37.9%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

58	MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary (unaudited) (continued)

for AI by hyperscalers.” The company also completed the major acquisition of VMware. Chinese games company Netease gained over the full year despite concerns at year end around potential new regulations that may impact monetization. This was, to an extent, likely due to strong operational delivery coming in part from a solid game portfolio that includes newer titles as well as robust cost control. Australian gaming content and machine company Aristocrat Leisure rallied during the year. Solid earnings growth alongside the potential of its entry into real money gaming may have helped the stock perform. Elsewhere in technology, industry behemoths TSMC and Samsung gained and were significant contributors to total returns.

Notable Portfolio Changes

We added new positions in a convertible bond of Xero Investments Ltd., a New Zealand-listed cloud-based accounting software company, in two convertible bonds of Taiwanese connector business Bizlink, and in an exchangeable bond of Straits Trading Co. that could convert into ESR Group. These were added as we believe that they are offerings in solid companies with robust credit quality that also offer attractive terms including reasonable yields.

During the year, we exited our equity holdings in CK Hutchison, Venture Corp., and Sanofi India. Beyond this, a holding in a convertible bond of ESR Group was put back to the company while a convertible bond in China Conch Venture also matured.

Outlook

Monetary policy expectations for the U.S. in 2024 have changed meaningfully in recent months, with hopes that interest rates have peaked and that cuts will return. This helped to propel markets upward as 2023 drew to a close and the trajectory of these alterations, in conjunction with how contained inflation actually is and whether the U.S. can attain a soft landing, will all play a role in determining market movements over the next year. These will also, in part, determine stock prices in Asia in the near term as it may allow some easing while the U.S. dollar could also be impacted. Beyond this, we continue to remain concerned about the challenges that China faces within its own economy as well as broader geopolitical tensions that appear to be structural in nature. While these are reasons for caution there are also reasons to be constructive; weak sentiment, policy flexibility, appealing valuations and an earnings base that companies have potential to grow from, being a few. In India, although valuations are expensive, structural earnings growth appears intact while Taiwan and Korea are also expected to grow reasonably in 2024.

Given what may be a peak in the cost of capital, robust valuations of 12x FY24 earnings and EPS growth expected to be over 19% for the region in 2024, the outlook for Asia appears solid although scope for volatility remains. We continue to think that a focus on investing in what we believe to be quality companies at reasonable prices that also generally provide some form of current income is well placed to deliver for clients over the long term.

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	40.0
Taiwan	14.5
India	12.0
South Korea	9.6
Singapore	7.8
France	3.5
Indonesia	2.5
Philippines	1.9
New Zealand	1.7
Thailand	1.6
United States	1.5
Australia	1.3
Cash and other Assets, Less Liabilities	2.2

SECTOR ALLOCATION (%)[7]
Financials	21.9
Information Technology	21.5
Communication Services	11.8
Consumer Discretionary	11.5
Industrials	10.9
Consumer Staples	5.8
Real Estate	5.3
Health Care	3.9
Utilities	3.3
Materials	1.8
Cash and other Assets, Less Liabilities	2.2

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	50.1
Large Cap ($10B–$25B)	16.8
Mid Cap ($3B–10B)	19.1
Small Cap (under $3B)	11.8
Cash and Other Assets, Less Liabilities	2.2

ASSET TYPE BREAKDOWN (%)[7,8]
Common Equities and ADRs	89.6
Convertible Corporate Bonds	8.1
Cash and Other Assets, Less Liabilities	2.2

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

8	Bonds are not included in the MSCI All Country Asia ex Japan Index.

matthewsasia.com | 800.789.ASIA	59

Matthews Asian Growth and Income Fund

December 31, 2023

Schedule of Investmentsa

COMMON EQUITIES: 89.7%

	Shares	Value

CHINA/HONG KONG: 37.4%
AIA Group, Ltd.	1,768,000	$15,386,696

Tencent Holdings, Ltd.	362,300	13,678,590

HKT Trust & HKT, Ltd.	6,606,000	7,887,090

Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	1,925,875	7,232,726

Midea Group Co., Ltd. A Shares	915,430	7,020,415

NetEase, Inc. ADR	63,496	5,915,287

Link REIT	1,049,540	5,893,225

NARI Technology Co., Ltd. A Shares	1,878,190	5,881,504

Wuliangye Yibin Co., Ltd. A Shares	296,674	5,845,201

BOC Hong Kong Holdings, Ltd.	2,085,000	5,663,958

JD.com, Inc. Class A	386,652	5,584,450

Guangdong Investment, Ltd.	7,464,000	5,432,778

Techtronic Industries Co., Ltd.	450,500	5,367,749

ENN Natural Gas Co., Ltd. A Shares	2,258,377	5,330,383

Yum China Holdings, Inc.	124,408	5,278,631

Jiangsu Expressway Co., Ltd. H Shares	5,862,000	5,274,600

Zhongsheng Group Holdings, Ltd.	1,841,000	4,409,621

Qingdao Haier Biomedical Co., Ltd. A Shares	746,692	4,245,511

Total China/Hong Kong		121,328,415

TAIWAN: 12.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,423,187	27,284,703

Chailease Holding Co., Ltd.	1,073,703	6,746,878

Advantech Co., Ltd.	557,078	6,741,425

Total Taiwan		40,773,006

INDIA: 12.0%
HDFC Bank, Ltd.	717,197	14,685,341

Tata Consultancy Services, Ltd.	177,362	8,077,757

Computer Age Management Services, Ltd.	173,357	5,519,204

Embassy Office Parks REIT	1,368,465	5,338,928

Crompton Greaves Consumer Electricals, Ltd.	1,423,290	5,315,009

Total India		38,936,239

SOUTH KOREA: 9.6%
Samsung Electronics Co., Ltd.	192,940	11,710,848

Macquarie Korea Infrastructure Fund	829,370	8,009,734

LEENO Industrial, Inc.	36,912	5,776,917

SK Telecom Co., Ltd.	145,910	5,668,586

Total South Korea		31,166,085

SINGAPORE: 5.9%
Singapore Technologies Engineering, Ltd.	2,316,625	6,821,775

United Overseas Bank, Ltd.	292,500	6,313,088

CapitaLand Ascendas REIT	2,652,284	6,080,556

Total Singapore		19,215,419

FRANCE: 3.5%
Pernod Ricard SA	31,736	5,608,444

LVMH Moet Hennessy Louis Vuitton SE	6,902	5,608,131

Total France		11,216,575

INDONESIA: 2.5%

PT Bank Rakyat Indonesia Persero Tbk	21,913,472	8,144,534

Total Indonesia		8,144,534

	Shares	Value

PHILIPPINES: 1.9%

Bank of the Philippine Islands	3,297,776	$6,178,281

Total Philippines		6,178,281

THAILAND: 1.5%

Digital Telecommunications Infrastructure Fund F Shares	22,405,700	5,044,322

Total Thailand		5,044,322

UNITED STATES: 1.5%

Broadcom, Inc.	4,272	4,768,620

Total United States		4,768,620

AUSTRALIA: 1.3%

Aristocrat Leisure, Ltd.	147,098	4,086,902

Total Australia		4,086,902

TOTAL COMMON EQUITIES		290,858,398

(Cost $294,424,289)

CONVERTIBLE CORPORATE BONDS: 8.1%

	Face Amount*

CHINA/HONG KONG: 2.6%

Pharmaron Beijing Co., Ltd., Cnv. 0.000%, 06/18/26[b]	8,900,000	8,544,003

Total China/Hong Kong		8,544,003

TAIWAN: 2.0%
Bizlink Holding, Inc., Cnv. 0.000%, 01/12/27[b]	4,200,000	4,196,338

Bizlink Holding, Inc., Cnv. 0.000%, 01/30/28[b]	2,000,000	2,157,475

Total Taiwan		6,353,813

SINGAPORE: 1.8%

Straits Trading Co., Ltd., Cnv. 3.250%, 02/13/28[b]	SGD 9,000,000	5,947,784

Total Singapore		5,947,784

NEW ZEALAND: 1.7%

Xero Investments, Ltd., Cnv. 0.000%, 12/02/25[b]	6,184,000	5,522,312

Total New Zealand		5,522,312

TOTAL CONVERTIBLE CORPORATE BONDS		26,367,912

(Cost $21,445,648)

TOTAL INVESTMENTS: 97.8%		317,226,310
(Cost $315,869,937)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.2%		7,237,374

NET ASSETS: 100.0%		$324,463,684

60	MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund

December 31, 2023

Schedule of Investmentsa (continued)

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
*	All Values in USD unless otherwise specified.

ADR	American Depositary Receipt

Cnv.	Convertible

REIT	Real Estate Investment Trust

SGD	Singapore Dollar

USD	U.S. Dollar

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	61

PORTFOLIO MANAGERS

Robert Horrocks, PhD	Kenneth Lowe, CFA
Lead Manager	Lead Manager

Siddarth Bhargava	Winnie Chwang
Co-Manager	Co-Manager

Elli Lee
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MAPIX	MIPIX
CUSIP	577125107	577130750
Inception	10/31/06	10/29/10
NAV	$13.70	$13.68
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.10%	0.99%
Portfolio Statistics
Total # of Positions		55
Net Assets		$1.1 billion
Weighted Average Market Cap		$77.5 billion
Portfolio Turnover[2]		75.9%
Benchmark
MSCI AC Asia Pacific Index

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in convertible debt and equity securities of companies located in Asia.

Matthews Asia Dividend Fund

Portfolio Manager Commentary (unaudited)

Performance

For the year ending December 31, 2023, the Matthews Asia Dividend Fund returned 4.69% (Investor Class) and 4.77% (Institutional Class), while its benchmark, the MSCI All Country Asia Pacific Index, returned 11.81% over the same period. For the fourth quarter, the Fund returned 7.08% (Investor Class) and 7.04% (Institutional Class), while the benchmark returned 8.00%.

Market Environment

Asia Pacific markets rallied during the final quarter of the year, helping drive full-year performance to a respectable double-digit level although this did lag behind the returns of other major geographies. The year started brightly with the hope of a strong recovery in the Chinese economy—after reopening from prior COVID restrictions—alongside robust performance from other markets. This was, however, short lived for China, with markets there peaking in January and ending the year in negative territory. Issues such as the challenged property market, soft consumer sentiment, regulatory changes, dampened animal spirits and geopolitical tensions all weighed on China as the market ended the year at around 9 x earnings. Much of the rest of the region proved more fruitful for investors during 2023. India was again a strong performer rising over 20% as it benefited in part from capital flows as earnings delivery was robust while the political and monetary outlooks also appear supportive. Japan similarly gained as reasonable earnings growth was accompanied by a continuation of improvements in areas such as corporate governance and shareholder returns. The technology heavy markets of South Korea and Taiwan also made meaningful gains in 2023.

Performance Contributors and Detractors

At the country level, the portfolio’s overweight and stock selection in Hong Kong/China was the largest detractor to total and relative returns in 2023 in part because this market suffered relative to the broader region. Stock selection in Japan also hurt relative performance as did underweights and stock selection in Taiwan and India. Conversely, the portfolio’s off-benchmark position in Vietnam aided relative performance while stock selection in Australia and Indonesia was also positive.

At the sector level, stock selection in consumer discretionary was the biggest detractor to total and relative returns. Stock selection and a slight underweight in industrials also detracted. On the other hand, the portfolio’s stock selection within information technology (IT) was the biggest contributor to total and relative returns despite the negative of a slight underweight position. Allocation and stock selection in utilities and energy also contributed to relative performance.

At the stock level, some of the largest detractors to relative performance for the year came from companies within China. Duty free retailer China Tourism Group Duty Free Corp. was the worst performer and the biggest detractor to returns, potentially due to disappointing earnings as well as the possibility of rising competition in certain markets. Online retailer JD.com also fell significantly, likely given the backdrop of a soft consumer as well as rising competitive intensity in the industry. Logistics and distribution company Milkyway Chemical Supply Chain Service similarly dropped alongside weaker-than expected-earnings while consumer-oriented companies Wuliangye Yibin and Yum China were also detractors amid domestic macro headwinds. For Yum China, there also appear to be worries around competitive pressures.

(continued)

1	Actual 2023 expense ratios.
2	The lesser of fiscal year 2023 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

62	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2023
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAPIX)	7.08%	4.69%	-10.52%	0.89%	2.85%	6.09%		10/31/06
Institutional Class (MIPIX)	7.04%	4.77%	-10.44%	0.99%	2.96%	4.03%		10/29/10
MSCI AC Asia Pacific Index[3]	8.00%	11.81%	-2.82%	5.70%	4.60%	4.18%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2023					2022
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MAPIX)	$0.05	$0.00	$0.07	$0.04	$0.15	$0.05	$0.04	$0.02	$0.01	$0.11
Inst’l (MIPIX)	$0.05	$0.00	$0.08	$0.04	$0.17	$0.06	$0.04	$0.02	$0.01	$0.13

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding and a return of capital. For distribution history please visit matthewsasia.com.

30-DAY YIELD:

2.45% (Investor Class); 2.10% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/23, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 2.97%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 12/31/23 divided by the current price of each equity as of 12/31/23. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 71 for index definition.

4	Calculated from 10/31/06.

TOP TEN HOLDINGS[5]
Name	Sector	Country	% Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	4.7%
ITOCHU Corp.	Industrials	Japan	2.8%
HDFC Bank, Ltd.	Financials	India	2.7%
PT Bank Rakyat Indonesia Persero Tbk	Financials	Indonesia	2.5%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	2.5%
ORIX Corp.	Financials	Japan	2.4%
AIA Group, Ltd.	Financials	China/Hong Kong	2.3%
Tokio Marine Holdings, Inc.	Financials	Japan	2.3%
Tencent Holdings, Ltd.	Communication Services	China/Hong Kong	2.2%
Shin-Etsu Chemical Co., Ltd.	Materials	Japan	2.2%
% OF ASSETS IN TOP 10			26.6%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	63

COUNTRY ALLOCATION (%)[6,7]
Japan	31.9
China/Hong Kong	26.6
Australia	10.4
Taiwan	8.9
India	8.3
South Korea	6.5
Singapore	3.5
Indonesia	2.5
Thailand	1.6
Vietnam	1.5
Bangladesh	0.5
Liabilities in Excess of Cash and Other Assets	-2.2

SECTOR ALLOCATION (%)[7]
Financials	20.2
Information Technology	17.6
Consumer Discretionary	14.0
Communication Services	11.4
Consumer Staples	10.7
Industrials	10.4
Real Estate	5.0
Materials	3.8
Health Care	3.6
Utilities	3.5
Energy	2.0
Liabilities in Excess of Cash and Other Assets	-2.2

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	51.6
Large Cap ($10B–$25B)	20.9
Mid Cap ($3B–10B)	19.2
Small Cap (under $3B)	10.6
Liabilities in Excess of Cash and Other Assets	-2.2

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Asia Dividend Fund

Portfolio Manager Commentary (unaudited) (continued)

The best performer and largest contributor to returns came from Japan, with semiconductor equipment manufacturer Disco Corp. posting a significant gain. A leader in precision processing equipment for cutting, grinding and polishing, the stock moved up in part due to its exposure to solid growth areas such as generative artificial intelligence (AI) and power semiconductors. Fellow Japanese company Shin-Etsu Chemical was a significant contributor to returns and gained on hopes of improving outlooks for certain end markets such as semiconductors. Australian small appliance company Breville Group also aided returns as its medium-term growth outlook still appears to be robust in areas such as its core coffee offering. Mega cap Samsung Electronics was a significant contributor to absolute returns while Indian transmission business Power Grid also gained.

Notable Portfolio Changes

The portfolio underwent significant alterations during the course of the year in a bid to change certain country and sector allocations as well as to help to improve the portfolio’s balance of growth and yield while also attempting to ensure that the portfolio was one with a bias toward what we believe to be quality companies. This led to a reduction in the weightings of Vietnam and China, with increases in areas such as Japan, Hong Kong, and Taiwan. At a sector level, weightings in areas such as consumer discretionary, health care, and industrials declined while financials, IT and consumer staples, among others, all rose.

These adjustments led to a substantially higher turnover for the portfolio during 2023 than should be expected going forward as we aim to be long-term investors in businesses that we allocate our shareholders’ capital toward.

Fourth quarter activity was notably lower. We exited positions in leading medical device and endoscope maker Olympus Corp. in Japan as well as in China Tourism Group Duty Free given declining conviction in both holdings.

Outlook

Monetary policy expectations for the U.S. in 2024 have changed meaningfully in recent months with hopes that interest rates have peaked and that cuts will return. This helped to propel markets upward as 2023 drew to a close and the trajectory of these alterations, in conjunction with how contained inflation actually is and whether the U.S. can attain a soft landing, will all play a role in determining market movements over the next year. These will also, in part, determine stock prices in Asia in the near term as it may allow some easing while the U.S. dollar could also be impacted. Beyond this, we continue to remain concerned about the challenges that China faces within its own economy as well as broader geopolitical tensions that appear to be structural in nature. While these are reasons for caution there are also reasons to be constructive; weak sentiment, policy flexibility, appealing valuations and an earnings base that companies have potential to grow from, being a few. In India, although valuations are expensive, structural earnings growth appears intact while Taiwan and Korea are also expected to grow reasonably in 2024. For Japan, the positive forces of corporate governance improvements and increasing shareholder returns appear to still be in place although it is important to monitor the potential for the end of negative interest rates alongside currency movements and the possible implications that this may have for select sectors.

Given what may be a peak in the cost of capital, robust valuations of 12.2x FY24 earnings and EPS growth expected to be over 14% for the region in 2024, the outlook for Asia Pacific appears solid although scope for volatility remains. We continue to think that a focus on investing in what we believe to be quality companies at reasonable prices that also generally provide some form of current income is well placed to deliver for clients over the long term.

64	MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund

December 31, 2023

Schedule of Investmentsa

COMMON EQUITIES: 102.2%

	Shares	Value

JAPAN: 31.9%
ITOCHU Corp.	711,600	$28,990,478

ORIX Corp.	1,329,300	24,965,829

Tokio Marine Holdings, Inc.	973,200	24,233,648

Shin-Etsu Chemical Co., Ltd.	556,100	23,257,862

Suzuki Motor Corp.	540,800	23,047,033

Nissin Foods Holdings Co., Ltd.	597,900	20,878,567

Ajinomoto Co., Inc.	485,400	18,684,905

Capcom Co., Ltd.	576,500	18,604,072

KDDI Corp.	570,000	18,079,548

Keyence Corp.	40,000	17,574,259

GLP J-Reit	17,414	17,334,575

Bandai Namco Holdings, Inc.	848,000	16,958,510

Kakaku.com, Inc.	1,347,400	16,647,750

Hikari Tsushin, Inc.	99,900	16,510,367

Toray Industries, Inc.	3,185,500	16,500,959

Disco Corp.	66,400	16,398,596

Nomura Research Institute, Ltd.	561,500	16,307,493

Total Japan		334,974,451

CHINA/HONG KONG: 26.6%

AIA Group, Ltd.	2,828,000	24,611,752

Tencent Holdings, Ltd.	625,300	23,608,122

Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	6,048,443	22,715,248

Midea Group Co., Ltd. A Shares	2,781,641	21,432,964

NARI Technology Co., Ltd. A Shares	6,311,168	19,763,261

Link REIT	3,409,320	19,143,518

NetEase, Inc.	1,058,000	19,088,006

Wuliangye Yibin Co., Ltd. A Shares	937,400	18,469,066

Techtronic Industries Co., Ltd.	1,452,500	17,306,670

Minth Group, Ltd.	8,457,000	17,105,390

JD.com, Inc. Class A	1,174,383	16,961,721

Yum China Holdings, Inc.	398,932	16,926,685

Guangdong Investment, Ltd.	22,972,000	16,720,495

Yuexiu Transport Infrastructure, Ltd.	29,292,000	15,938,453

Milkyway Chemical Supply Chain Service Co., Ltd. A Shares	1,387,974	10,366,655

Total China/Hong Kong		280,158,006

AUSTRALIA: 10.4%

Ampol, Ltd.	862,270	21,250,768

CSL, Ltd.	106,366	20,735,958

Breville Group, Ltd.	950,467	17,638,141

Lottery Corp., Ltd.	5,266,480	17,377,248

AUB Group, Ltd.	905,141	17,133,089

Treasury Wine Estates, Ltd.	2,073,536	15,256,041

Total Australia		109,391,245

TAIWAN: 8.9%

Taiwan Semiconductor Manufacturing Co., Ltd.	1,873,469	35,917,308

Chailease Holding Co., Ltd.	3,549,580	22,304,662

Delta Electronics, Inc.	2,097,000	21,386,110

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	134,919	14,031,576

Total Taiwan		93,639,656

	Shares	Value

INDIA: 8.3%

HDFC Bank, Ltd.	1,390,692	$28,475,839

Tata Consultancy Services, Ltd.	484,547	22,068,159

Power Grid Corp. of India, Ltd.	6,968,366	19,848,320

Hindustan Unilever, Ltd.	526,005	16,830,762

Total India		87,223,080

SOUTH KOREA: 6.5%

Samsung Electronics Co., Ltd.	435,809	26,452,229

Macquarie Korea Infrastructure Fund	2,394,158	23,121,851

SK Telecom Co., Ltd.	487,502	18,939,394

Total South Korea		68,513,474

SINGAPORE: 3.5%

United Overseas Bank, Ltd.	972,000	20,978,878

Capitaland India Trust	18,678,300	16,134,315

Total Singapore		37,113,193

INDONESIA: 2.5%

PT Bank Rakyat Indonesia Persero Tbk	71,750,984	26,667,536

Total Indonesia		26,667,536

THAILAND: 1.6%

Bangkok Dusit Medical Services Public Co., Ltd. F Shares	21,102,100	16,997,974

Total Thailand		16,997,974

VIETNAM: 1.5%

FPT Corp.	3,880,821	15,359,353

Total Vietnam		15,359,353

BANGLADESH: 0.5%
GrameenPhone, Ltd.	2,178,982	5,193,820

Total Bangladesh		5,193,820

TOTAL INVESTMENTS: 102.2%		1,075,231,788
(Cost $1,081,806,043)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: (2.2%)		(23,558,181)

NET ASSETS: 100.0%		$1,051,673,607

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	65

PORTFOLIO MANAGERS

Sherwood Zhang, CFA	Winnie Chwang
Lead Manager	Lead manager

Elli Lee	Andrew Mattock, CFA
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MCDFX	MICDX
CUSIP	577125305	577130735
Inception	11/30/09	10/29/10
NAV	$10.71	$10.70
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.17%	1.04%
Portfolio Statistics
Total # of Positions		35
Net Assets		$118.7 million
Weighted Average Market Cap		$74.2 billion
Portfolio Turnover[2]		27.3%
Benchmark
MSCI China Index

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in China. China includes its administrative and other districts, such as Hong Kong. The Fund may also invest in convertible debt and equity securities of companies located in China.

Matthews China Dividend Fund

Portfolio Manager Commentary (unaudited)

Performance

For the year ending December 31, 2023, the Matthews China Dividend Fund returned –20.67% (Investor Class) and –20.58% (Institutional Class), while its benchmark, the MSCI China Index, returned –11.04% over the same period. For the fourth quarter, the Fund returned –8.38% (Investor Class) and –8.36% (Institutional Class), while the benchmark returned –4.21%.

Market Environment

2023 was a disappointing year for Chinese equities and the Chinese economy overall. It’s disappointing, in our view, not just in the sense of the underwhelming recovery of Chinese consumer spending post-COVID lockdowns but also due to the lack of any significant stimulus measures by the government. Although the government did start to gradually loosen property purchase-restrictions across most cities in China, the expectations of potential home buyers regarding future house prices and their own income levels have changed. As a result, these policy changes barely helped to arrest the slump in the real estate market. As the year progressed, investors gradually gave up on the idea that the Chinese central government would step in to engineer a stronger consumption rebound.

The challenging real estate market and the soft consumption environment have combined to create a potential formula for deflation, in our view. From what we can see, many entrepreneurs—whose animal spirits were curbed during the COVID period—are now hesitating to start any new investments in this environment. From a geopolitical standpoint, the highly anticipated Biden-Xi summit in San Francsico in November didn’t really impact the ongoing concerns of the market. And staying at the macro level, Chinese equities were a key exception in a November global equities rally that followed signals by U.S. Federal Reserve Chairman Jay Powell that the U.S. interest rate-upcycle was near an end.

Performance Contributors and Detractors

An overweight to small- and mid-cap stocks detracted from relative returns in 2023 as these holdings were hurt by the weakness of China’s economic recovery. Stock selection in mega caps also detracted.

At the sector level, stock selection in consumer discretionary, financials and real estate were the biggest detractors to total and relative returns in the period. On the flip side, stock selection in communication services was the top contributor. The portfolio’s cash position also helped cushion some downside during the year.

At the holdings level, Xtep International, a sportswear company, was the worst performer and second-biggest detractor to relative returns. While the company’s business has been strong in recent years, the market has started to worry about the inventory condition of the whole industry and whether domestic brands will lose market share to global brands. Alibaba Group was among the biggest detractors to total return, largely as a result of the company abruptly walking back a plan to separate and spin off its cloud business. China Education Group, a provider of vocational education services, was another detractor after the company reported increased impairment losses, narrowing margins and weaker profitability in its full-year results.

On the other hand, CITIC Telecom International Holdings, the parent company of Macau’s leading fixed line and mobile telecom operator, was the top contributor to total and relative returns during the year, as the company maintained a stable

(continued)

1	Actual 2023 expense ratios.
2	The lesser of fiscal year 2023 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

66	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2023
			Average Annual Total Returns
	3 Months	1 Year	3 Year	5 Year	10 Years	Since Inception		Inception Date
Investor Class (MCDFX)	-8.38%	-20.67%	-13.06%	-1.25%	3.12%	5.42%		11/30/09
Institutional Class (MICDX)	-8.36%	-20.58%	-12.93%	-1.12%	3.28%	4.52%		10/29/10
MSCI China Index[3]	-4.21%	-11.04%	-18.31%	-2.65%	1.03%	1.43%	[4]
Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2023			2022
	June	December	Total	June	December	Total
Investor (MCDFX)	$0.33	$0.11	$0.44	$0.42	$0.11	$0.52
Inst’l (MICDX)	$0.34	$0.12	$0.46	$0.43	$0.12	$0.54

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30 DAY YIELD:

2.29% (Investor Class); 1.87% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/23, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.67%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 12/31/23 divided by the current price of each equity as of 12/31/23. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 71 for index definition.

4	Calculated from 11/30/09.

TOP TEN HOLDINGS[5]
Name	Sector	% Net Assets
Tencent Holdings, Ltd.	Communication Services	9.1%
Alibaba Group Holding, Ltd.	Consumer Discretionary	8.1%
CITIC Telecom International Holdings, Ltd.	Communication Services	6.4%
Wuliangye Yibin Co., Ltd.	Consumer Staples	3.9%
Yangzijiang Shipbuilding Holdings, Ltd.	Industrials	3.6%
WuXi AppTec Co., Ltd.	Health Care	3.3%
Haier Smart Home Co., Ltd.	Consumer Discretionary	3.1%
CSC Financial Co., Ltd.	Financials	3.0%
China Suntien Green Energy Corp., Ltd.	Energy	3.0%
E Ink Holdings, Inc.	Information Technology	2.9%
% OF ASSETS IN TOP 10		46.4%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	67

Matthews China Dividend Fund

Portfolio Manager Commentary (unaudited) (continued)

business operation and a high dividend payout policy. Miniso Group, a discount retailer with worldwide presence, was the second-largest contributor to total returns although its share price experienced high volatility during the last quarter as its valuation became rich. Yangzijiang Shipbuilding Holdings was another top contributor, as the company continued to win orders for new ships and new environment standards are seeming to prolong the current global ship ordering cycle.

Notable Portfolio Changes

We initiated a position in Fuyao Glass Industry Group, a leading automotive glass manufacturer, in the last quarter of the year. We believe the company is well positioned as new electric vehicles (EVs) continue to include more glass content compared with traditional vehicles. In addition, we added a position in Kanzhun, a high profile recruiting platform. Although we have not seen a clear recovery of hiring across all segments in China, a feature of Kanzhun’s services—enabling hiring managers and job applicants to communicate online—makes it especially attractive to younger segments of the workforce.

In contrast, we sold our position in China Vanke, a real estate developer, given the significant difficulties that these firms face in trying to sell new residential properties and monetize other commercial real estate assets, such as shopping malls or warehouses, in such an uncertain environment. We also exited OPT Machine Vision Technology, a supplier of factory equipment, as the company disappointed in securing new orders in its new EV batteries business as well as its traditional consumer electronics customers experiencing weaker growth.

Outlook

We remain cautious on Chinese equities. Both domestic and international investors have had their confidence severely tested over the last three years. Unlike many other equities markets, there is no “natural” inflow into China’s market through pensions or retirement savings plans. That’s left only a selected group of companies with strong cash flow and balance sheets being active in the market, buying back their own shares.

Among the traditional drivers of Chinese economic growth, aside from real estate, the export sector is still demonstrating some strength. However, as China grows its share of global industrial output, it raises the specter of more trade frictions alongside continuing U.S. tariffs. In terms of consumption, the third economic driver, Chinese consumers are likely to continue to behave very conservatively due to a lackluster employment market and a bleak outlook for income growth. Industries with high paying jobs have unfortunately become casualties of tightened regulation and some have been subject to pay-cut directives from the government.

Chinese policymakers, in our view, have not yet realized the real threat of deflation to the economy. Although we don’t fully subscribe to the theory of a “Japanification” of China, we believe the government needs to do a lot more to avoid this trap and the risk of a “lost decade.”

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	96.0
Taiwan	2.9
Cash and other Assets, Less Liabilities	1.0

SECTOR ALLOCATION (%)[7]
Consumer Discretionary	27.3
Communication Services	17.2
Financials	15.3
Consumer Staples	8.7
Real Estate	6.6
Health Care	5.6
Industrials	5.6
Information Technology	5.1
Materials	4.4
Energy	3.0
Cash and other Assets, Less Liabilities	1.0

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	43.8
Large Cap ($10B–$25B)	16.3
Mid Cap ($3B–10B)	19.3
Small Cap (under $3B)	19.5
Cash and Other Assets, Less Liabilities	1.0

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

68	MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

December 31, 2023

Schedule of Investmentsa

COMMON EQUITIES: 99.0%

	Shares	Value

CONSUMER DISCRETIONARY: 27.4%

Broadline Retail: 10.2%

Alibaba Group Holding, Ltd.	993,200	$9,567,041

MINISO Group Holding, Ltd. ADR	120,799	2,464,300

		12,031,341

Hotels, Restaurants & Leisure: 6.2%

Tam Jai International Co., Ltd.	15,983,000	2,577,910

Yum China Holdings, Inc.	58,590	2,485,974

Shanghai Jinjiang International Hotels Co., Ltd. B Shares	1,826,000	2,299,365

		7,363,249

Household Durables: 3.1%
Haier Smart Home Co., Ltd. D Shares	3,015,358	3,721,603

Automobiles: 2.0%
Yadea Group Holdings, Ltd.[b,c]	1,350,000	2,377,853

Diversified Consumer Services: 2.0%
China Education Group Holdings, Ltd.[c]	3,784,000	2,374,566

Textiles, Apparel & Luxury Goods: 2.0%
Xtep International Holdings, Ltd.	4,084,000	2,308,656

Automobile Components: 1.9%
Fuyao Glass Industry Group Co., Ltd. H Shares[b,c]	468,400	2,280,855

Total Consumer Discretionary		32,458,123

COMMUNICATION SERVICES: 17.3%
Interactive Media & Services: 10.8%

Tencent Holdings, Ltd.	286,500	10,816,771

Kanzhun, Ltd. ADR	120,401	1,999,861

		12,816,632

Diversified Telecommunication Services: 6.5%
CITIC Telecom International Holdings, Ltd.	18,188,000	7,644,073

Total Communication Services		20,460,705

FINANCIALS: 15.3%
Capital Markets: 5.7%

CSC Financial Co., Ltd. H Shares[b,c]	4,070,500	3,597,854

Hong Kong Exchanges & Clearing, Ltd.	92,200	3,162,484

		6,760,338

Banks: 5.1%

China Merchants Bank Co., Ltd. A Shares	803,784	3,139,150

Postal Savings Bank of China Co., Ltd. H Shares[b,c]	6,258,000	2,992,129

		6,131,279

Insurance: 4.5%

PICC Property & Casualty Co., Ltd. H Shares	2,434,000	2,896,502

Ping An Insurance Group Co. of China, Ltd. H Shares	531,500	2,406,260

		5,302,762

Total Financials		18,194,379

	Shares	Value

CONSUMER STAPLES: 8.7%
Beverages: 5.9%

Wuliangye Yibin Co., Ltd. A Shares	235,400	$4,637,954

Tsingtao Brewery Co., Ltd. H Shares	354,000	2,378,637

		7,016,591

Food Products: 2.8%
Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	885,600	3,325,918

Total Consumer Staples		10,342,509

REAL ESTATE: 6.6%
Real Estate Management & Development: 6.6%

KE Holdings, Inc. ADR	181,419	2,940,802

Onewo, Inc. H Shares	782,730	2,496,702

Wharf Real Estate Investment Co., Ltd.	714,000	2,413,662

Total Real Estate		7,851,166

INDUSTRIALS: 5.6%
Machinery: 3.6%
Yangzijiang Shipbuilding Holdings, Ltd.	3,748,200	4,228,705

Air Freight & Logistics: 2.0%
ZTO Express Cayman, Inc. ADR	115,049	2,448,243

Total Industrials		6,676,948

HEALTH CARE: 5.6%
Life Sciences Tools & Services: 3.3%
WuXi AppTec Co., Ltd. A Shares	381,600	3,897,712

Health Care Equipment & Supplies: 2.3%
AK Medical Holdings, Ltd.[b,c]	3,396,000	2,723,955

Total Health Care		6,621,667

INFORMATION TECHNOLOGY: 5.1%
Electronic Equipment, Instruments & Components: 2.9%
E Ink Holdings, Inc.	546,000	3,496,058

Software: 2.2%
Longshine Technology Group Co., Ltd. A Shares	1,108,300	2,549,231

Total Information Technology		6,045,289

MATERIALS: 4.4%
Construction Materials: 2.4%

China Jushi Co., Ltd. A Shares	1,632,407	2,251,999

Huaxin Cement Co., Ltd. H Shares	688,692	596,194

		2,848,193

Metals & Mining: 2.0%
Tiangong International Co., Ltd.	8,980,000	2,414,952

Total Materials		5,263,145

matthewsasia.com | 800.789.ASIA	69

Matthews China Dividend Fund

December 31, 2023

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value

ENERGY: 3.0%
Oil, Gas & Consumable Fuels: 3.0%
China Suntien Green Energy Corp., Ltd. H Shares	9,801,000	$3,566,098

Total Energy		3,566,098

TOTAL INVESTMENTS: 99.0%		117,480,029
(Cost $149,647,372)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.0%		1,201,889

NET ASSETS: 100.0%		$118,681,918

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2023, the aggregate value is $13,972,646, which is 11.77% of net assets.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

70	MATTHEWS ASIA FUNDS

Index Definitions

The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index of the stock markets of Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization-weighted small cap index of the stock markets of Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI All Country Asia ex Japan Small Cap Index is a free float–adjusted market capitalization-weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float–adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Index is a free float–adjusted market capitalization-weighted index of Chinese equities that includes H shares listed on the Hong Kong exchange, B shares listed on the Shanghai and Shenzhen ex-exchanges, and Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China), and foreign listings (e.g., ADRs).

The MSCI China All Shares Index captures large and mid-cap representation across China A shares, B shares, H shares, Red Chips (issued by entities owned by national or local governments in China), P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China), and foreign listings (e.g., ADRs). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China.

The MSCI China Small Cap Index is a free float–adjusted market capitalization-weighted small cap index of the Chinese equity securities markets, including H shares listed on the Hong Kong exchange, B shares listed on the Shanghai and Shenzhen exchanges, and Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China), and foreign listings (e.g., ADRs).

The S&P Bombay Stock Exchange (BSE) 100 Index is a free float–adjusted market capitalization-weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI India Index is a free float-adjusted market capitalization-weighted index of Indian equities listed in India.

The MSCI Japan Index is a free float–adjusted market capitalization-weighted index of Japanese equities listed in Japan.

matthewsasia.com | 800.789.ASIA	71

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of December 31, 2023. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORTs are available on the SEC’s website at www.sec.gov. Complete schedules of investments are also available without charge, upon request, from the Funds by calling us at 800.789.ASIA (2742).

Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30, is available upon request, at no charge, at the Funds’ website at matthewsasia.com or by calling 800.789.ASIA (2742), or on the SEC’s website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds’ expenses, we try to identify related shareholders in a household and send only one copy of the Funds’ prospectus and financial reports to that address. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds’ current prospectus, summary prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds’ prospectus or financial reports, please call us at 800.789.ASIA (2742).

72	MATTHEWS ASIA FUNDS

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Operating Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled “Operating Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees.

Matthews Asia Funds does not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

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December 31, 2023

Disclosure of Fund Expenses (unaudited) (continued)

	INVESTOR				INSTITUTIONAL
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expense Ratio	Operating Expenses Paid During Period 7/1/23– 12/31/23[1]	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expense Ratio	Operating Expenses Paid During Period 7/1/23– 12/31/23[1]
GLOBAL EMERGING MARKETS STRATEGIES
Matthews Emerging Markets Equity Fund
Actual Fund Return	$1,000.00	$1,022.80	1.08%	$5.51	$1,000.00	$1,023.80	0.90%	$4.59
Hypothetical 5% Returns	$1,000.00	$1,019.76	1.08%	$5.50	$1,000.00	$1,020.67	0.90%	$4.58
Matthews Emerging Markets Sustainable Future Fund
Actual Fund Return	$1,000.00	$996.20	1.26%	$6.34	$1,000.00	$996.80	1.15%	$5.79
Hypothetical 5% Returns	$1,000.00	$1,018.85	1.26%	$6.41	$1,000.00	$1,019.41	1.15%	$5.85
Matthews Emerging Markets Small Companies Fund
Actual Fund Return	$1,000.00	$1,051.60	1.36%	$7.03	$1,000.00	$1,052.70	1.15%	$5.95
Hypothetical 5% Returns	$1,000.00	$1,018.35	1.36%	$6.92	$1,000.00	$1,019.41	1.15%	$5.85

ASIA GROWTH STRATEGIES
Matthews Asia Growth Fund
Actual Fund Return	$1,000.00	$1,045.90	1.09%	$5.62	$1,000.00	$1,046.80	0.96%	$4.95
Hypothetical 5% Returns	$1,000.00	$1,019.71	1.09%	$5.55	$1,000.00	$1,020.37	0.96%	$4.89
Matthews Pacific Tiger Fund
Actual Fund Return	$1,000.00	$963.30	1.09%	$5.39	$1,000.00	$964.00	0.98%	$4.85
Hypothetical 5% Returns	$1,000.00	$1,019.71	1.09%	$5.55	$1,000.00	$1,020.27	0.98%	$4.99
Matthews Asia Innovators Fund
Actual Fund Return	$1,000.00	$1,005.50	1.10%	$5.56	$1,000.00	$1,005.70	1.00%	$5.06
Hypothetical 5% Returns	$1,000.00	$1,019.66	1.10%	$5.60	$1,000.00	$1,020.16	1.00%	$5.09
Matthews China Fund
Actual Fund Return	$1,000.00	$925.20	1.13%	$5.48	$1,000.00	$925.90	1.01%	$4.90
Hypothetical 5% Returns	$1,000.00	$1,019.51	1.13%	$5.75	$1,000.00	$1,020.11	1.01%	$5.14
Matthews China Small Companies Fund
Actual Fund Return	$1,000.00	$923.80	1.36%	$6.59	$1,000.00	$925.30	1.20%	$5.82
Hypothetical 5% Returns	$1,000.00	$1,018.35	1.36%	$6.92	$1,000.00	$1,019.16	1.20%	$6.11
Matthews India Fund
Actual Fund Return	$1,000.00	$1,103.60	1.13%	$5.99	$1,000.00	$1,104.30	1.01%	$5.36
Hypothetical 5% Returns	$1,000.00	$1,019.51	1.13%	$5.75	$1,000.00	$1,020.11	1.01%	$5.14
Matthews Japan Fund
Actual Fund Return	$1,000.00	$1,040.20	1.10%	$5.66	$1,000.00	$1,040.70	1.02%	$5.25
Hypothetical 5% Returns	$1,000.00	$1,019.66	1.10%	$5.60	$1,000.00	$1,020.06	1.02%	$5.19

ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund
Actual Fund Return	$1,000.00	$989.30	1.12%	$5.62	$1,000.00	$990.10	0.99%	$4.97
Hypothetical 5% Returns	$1,000.00	$1,019.56	1.12%	$5.70	$1,000.00	$1,020.21	0.99%	$5.04
Matthews Asia Dividend Fund
Actual Fund Return	$1,000.00	$1,017.10	0.98%	$4.98	$1,000.00	$1,017.60	0.92%	$4.68
Hypothetical 5% Returns	$1,000.00	$1,020.27	0.98%	$4.99	$1,000.00	$1,020.57	0.92%	$4.69
Matthews China Dividend Fund
Actual Fund Return	$1,000.00	$869.80	1.16%	$5.47	$1,000.00	$870.00	1.08%	$5.09
Hypothetical 5% Returns	$1,000.00	$1,019.36	1.16%	$5.90	$1,000.00	$1,019.76	1.08%	$5.50

1	Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, then divided by 365.

74	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities	December 31, 2023

	Matthews Emerging Markets Equity Fund	Matthews Emerging Markets Sustainable Future Fund	Matthews Emerging Markets Small Companies Fund

ASSETS:

Investments at value (A) (Note 2-A):

Unaffiliated issuers	$20,559,707	$212,981,808	$615,812,879

Cash	378,249	—	5,237,050

Segregated foreign currency at value	599	10,244	3,520

Foreign currency at value (B)	18,218	429,009	646

Dividends and interest receivable	38,932	90,276	802,337

Receivable for securities sold	—	4,089,810	419,304

Receivable for capital shares sold	25,387	1,364,400	2,562,498

Other receivable	2,029	9,132	58,239

Due from Advisor (Note 4)	1,751	—	—

Prepaid expenses	14,153	25,210	23,873
TOTAL ASSETS	21,039,025	218,999,889	624,920,346

LIABILITIES:

Cash overdraft	—	4,774,424	—

Payable for securities purchased	—	278,764	1,780,486

Payable for capital shares redeemed	112,935	2,593,668	1,331,931

Deferred foreign capital gains tax liability (Note 2-E)	13,535	1,631,717	5,847,255

Due to Advisor (Note 4)	—	127,032	262,605

Administration and accounting fees payable (Note 4)	283	2,939	7,902

Administration and shareholder servicing fees payable (Note 4)	3,443	34,980	97,955

Custodian fees payable	1,249	—	1,063

Foreign capital gains tax payable (Note 2-E)	—	—	2,710

Intermediary service fees payable (Note 4)	2,118	18,117	105,829

Professional fees payable	624	10,541	30,795

Transfer agent fees payable	896	1,269	6,614

Accrued other expenses payable	1,839	1,351	47,554
TOTAL LIABILITIES	136,922	9,474,802	9,522,699

NET ASSETS	$20,902,103	$209,525,087	$615,397,647

NET ASSETS:

Investor Class	$9,617,862	$38,176,193	$287,673,814

Institutional Class	11,284,241	171,348,894	327,723,833
TOTAL	$20,902,103	$209,525,087	$615,397,647

See accompanying notes to financial statements.

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Statements of Assets and Liabilities (continued)	December 31, 2023

	Matthews Emerging Markets Equity Fund	Matthews Emerging Markets Sustainable Future Fund	Matthews Emerging Markets Small Companies Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	810,927	3,044,759	11,270,552

Institutional Class	953,320	13,654,847	12,854,880
TOTAL	1,764,247	16,699,606	24,125,432

NET ASSET VALUE:
Investor Class, offering price and redemption price	$11.86	$12.54	$25.52
Institutional Class, offering price and redemption price	$11.84	$12.55	$25.49

NET ASSETS CONSISTS OF:

Capital paid-in	$28,947,358	$218,841,375	$656,583,509

Total distributable earnings/(accumulated loss)	(8,045,255)	(9,316,288)	(41,185,862)
NET ASSETS	$20,902,103	$209,525,087	$615,397,647

(A) Investments at cost:

Unaffiliated Issuers	$22,070,016	$202,893,160	$559,823,976

(B) Foreign Currency at Cost	$18,099	$429,132	$645

See accompanying notes to financial statements.

76	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (continued)	December 31, 2023

	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Asia Innovators Fund

ASSETS:

Investments at value (A) (Note 2-A):

Unaffiliated issuers	$369,280,036	$1,961,685,107	$309,366,833

Cash	10,470,197	—	307,507

Segregated foreign currency at value	—	20,313	1,566

Foreign currency at value (B)	6,419	20,284,124	125

Dividends and interest receivable	215,085	2,490,466	356,194

Receivable for securities sold	2,787,431	118,542,864	24,327,546

Receivable for capital shares sold	268,771	1,269,112	187,791

Other receivable	7,606	1,106,497	—

Prepaid expenses	20,319	19,256	17,753
TOTAL ASSETS	383,055,864	2,105,417,739	334,565,315

LIABILITIES:

Cash overdraft	—	71,314,717	—

Payable for securities purchased	9,415,086	70,487,522	17,704,964

Payable for capital shares redeemed	1,195,466	11,080,789	2,024,846

Deferred foreign capital gains tax liability (Note 2-E)	575,533	20,458,539	1,404,841

Due to Advisor (Note 4)	222,492	1,190,903	186,885

Administration and accounting fees payable (Note 4)	5,096	30,726	4,329

Administration and shareholder servicing fees payable (Note 4)	60,551	339,223	50,703

Custodian fees payable	13,883	132,478	8,267

Intermediary service fees payable (Note 4)	51,343	329,709	57,107

Professional fees payable	41,971	129,707	26,895

Transfer agent fees payable	7,011	21,631	5,867

Accrued other expenses payable	194,717	868,113	137,805
TOTAL LIABILITIES	11,783,149	176,384,057	21,612,509

NET ASSETS	$371,272,715	$1,929,033,682	$312,952,806

NET ASSETS:

Investor Class	$162,263,244	$707,716,989	$177,070,310

Institutional Class	209,009,471	1,221,316,693	135,882,496
TOTAL	$371,272,715	$1,929,033,682	$312,952,806

See accompanying notes to financial statements.

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Statements of Assets and Liabilities (continued)	December 31, 2023

	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Asia Innovators Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	7,656,107	38,011,703	15,937,394

Institutional Class	9,740,353	65,638,237	12,044,937
TOTAL	17,396,460	103,649,940	27,982,331

NET ASSET VALUE:
Investor Class, offering price and redemption price	$21.19	$18.62	$11.11
Institutional Class, offering price and redemption price	$21.46	$18.61	$11.28

NET ASSETS CONSISTS OF:

Capital paid-in	$541,347,382	$1,920,629,174	$700,142,169

Total distributable earnings/(accumulated loss)	(170,074,667)	8,404,508	(387,189,363)
NET ASSETS	$371,272,715	$1,929,033,682	$312,952,806

(A) Investments at cost:

Unaffiliated Issuers	$317,906,277	$1,707,589,755	$277,207,603

(B) Foreign Currency at Cost	$6,424	$20,284,124	$125

See accompanying notes to financial statements.

78	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (continued)	December 31, 2023

	Matthews China Fund	Matthews China Small Companies Fund	Matthews India Fund

ASSETS:

Investments at value (A) (Note 2-A):

Unaffiliated issuers	$458,597,611	$89,389,602	$788,190,335

Cash	—	413,467	—

Segregated foreign currency at value	18,782	3,112	—

Foreign currency at value (B)	71	321	8,517,475

Dividends and interest receivable	755,621	—	617

Receivable for securities sold	—	—	4,726,769

Receivable for capital shares sold	338,411	219,420	1,840,627

Other receivable	—	1,388	13,338

Prepaid expenses	24,687	12,693	33,089
TOTAL ASSETS	459,735,183	90,040,003	803,322,250

LIABILITIES:

Cash overdraft	7,595,722	—	4,386,105

Payable for securities purchased	—	—	5,960,546

Payable for capital shares redeemed	2,835,987	703,473	981,475

Deferred foreign capital gains tax liability (Note 2-E)	—	—	27,923,737

Due to Advisor (Note 4)	279,437	65,018	454,138

Administration and accounting fees payable (Note 4)	6,723	1,264	9,644

Administration and shareholder servicing fees payable (Note 4)	76,282	14,346	120,716

Custodian fees payable	1,584	7,257	18,303

Intermediary service fees payable (Note 4)	82,171	20,973	101,832

Professional fees payable	37,845	26,357	53,370

Transfer agent fees payable	16,106	2,559	15,084

Accrued other expenses payable	344,310	42,622	171,924
TOTAL LIABILITIES	11,276,167	883,869	40,196,874

NET ASSETS	$448,459,016	$89,156,134	$763,125,376

NET ASSETS:

Investor Class	$300,132,305	$66,173,572	$614,102,697

Institutional Class	148,326,711	22,982,562	149,022,679
TOTAL	$448,459,016	$89,156,134	$763,125,376

See accompanying notes to financial statements.

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Statements of Assets and Liabilities (continued)	December 31, 2023

	Matthews China Fund	Matthews China Small Companies Fund	Matthews India Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	25,826,050	7,393,905	23,290,305

Institutional Class	12,786,958	2,571,592	5,532,940
TOTAL	38,613,008	9,965,497	28,823,245

NET ASSET VALUE:
Investor Class, offering price and redemption price	$11.62	$8.95	$26.37
Institutional Class, offering price and redemption price	$11.60	$8.94	$26.93

NET ASSETS CONSISTS OF:

Capital paid-in	$956,365,855	$248,807,881	$609,049,771

Total distributable earnings/(accumulated loss)	(507,906,839)	(159,651,747)	154,075,605
NET ASSETS	$448,459,016	$89,156,134	$763,125,376

(A) Investments at cost:

Unaffiliated Issuers	$665,641,829	$106,116,962	$602,504,303

(B) Foreign Currency at Cost	$71	$319	$8,517,475

See accompanying notes to financial statements.

80	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (continued)	December 31, 2023

	Matthews Japan Fund	Matthews Asian Growth and Income Fund

ASSETS:

Investments at value (A) (Note 2-A):

Unaffiliated issuers	$638,333,232	$317,226,310

Cash	21,347,623	—

Segregated foreign currency at value	—	12

Foreign currency at value (B)	4,292	821,728

Dividends and interest receivable	161,030	620,165

Receivable for securities sold	10,470	9,186,822

Receivable for capital shares sold	768,567	118,276

Other receivable	—	20,535

Prepaid expenses	23,259	15,232
TOTAL ASSETS	660,648,473	328,009,080

LIABILITIES:

Cash overdraft	—	148,365

Payable for securities purchased	1,797,014	2,720

Payable for capital shares redeemed	2,475,798	2,209,898

Deferred foreign capital gains tax liability (Note 2-E)	—	467,990

Due to Advisor (Note 4)	382,023	258,740

Administration and accounting fees payable (Note 4)	8,477	4,748

Administration and shareholder servicing fees payable (Note 4)	104,797	54,677

Custodian fees payable	8,529	1,065

Intermediary service fees payable (Note 4)	39,924	69,004

Professional fees payable	34,086	47,063

Transfer agent fees payable	26,766	9,286

Accrued other expenses payable	273,050	271,840
TOTAL LIABILITIES	5,150,464	3,545,396

NET ASSETS	$655,498,009	$324,463,684

NET ASSETS:

Investor Class	$239,578,261	$244,697,712

Institutional Class	415,919,748	79,765,972
TOTAL	$655,498,009	$324,463,684

See accompanying notes to financial statements.

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Statements of Assets and Liabilities (continued)	December 31, 2023

	Matthews Japan Fund	Matthews Asian Growth and Income Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	13,627,363	19,464,472

Institutional Class	23,585,238	6,360,280
TOTAL	37,212,601	25,824,752

NET ASSET VALUE:
Investor Class, offering price and redemption price	$17.58	$12.57
Institutional Class, offering price and redemption price	$17.63	$12.54

NET ASSETS CONSISTS OF:

Capital paid-in	$744,513,019	$359,617,427

Total distributable earnings/(accumulated loss)	(89,015,010)	(35,153,743)
NET ASSETS	$655,498,009	$324,463,684

(A) Investments at cost:

Unaffiliated Issuers	$546,054,623	$315,869,937

(B) Foreign Currency at Cost	$4,295	$820,571

See accompanying notes to financial statements.

82	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (continued)	December 31, 2023

	Matthews Asia Dividend Fund	Matthews China Dividend Fund

ASSETS:

Investments at value (A) (Note 2-A):

Unaffiliated issuers	$1,075,231,788	$117,480,029

Cash	—	268,494

Segregated foreign currency at value	5,064	4,392

Foreign currency at value (B)	1,120,727	18

Dividends and interest receivable	1,298,561	126,525

Receivable for securities sold	8,532,770	2,405,677

Receivable for capital shares sold	411,362	117,770

Other receivable	1,895,944	—

Prepaid expenses	21,888	—
TOTAL ASSETS	1,088,518,104	120,402,905

LIABILITIES:

Cash overdraft	29,702,912	—

Payable for securities purchased	475	1,853

Payable for capital shares redeemed	2,983,552	1,473,351

Deferred foreign capital gains tax liability (Note 2-E)	2,418,871	—

Due to Advisor (Note 4)	637,986	72,754

Administration and accounting fees payable (Note 4)	15,414	1,752

Administration and shareholder servicing fees payable (Note 4)	177,476	19,927

Custodian fees payable	5,801	8,860

Intermediary service fees payable (Note 4)	127,932	26,273

Professional fees payable	83,324	27,330

Transfer agent fees payable	11,723	2,843

Accrued other expenses payable	679,031	86,044
TOTAL LIABILITIES	36,844,497	1,720,987

NET ASSETS	$1,051,673,607	$118,681,918

NET ASSETS:

Investor Class	$401,340,937	$76,516,977

Institutional Class	650,332,670	42,164,941
TOTAL	$1,051,673,607	$118,681,918

See accompanying notes to financial statements.

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Statements of Assets and Liabilities (continued)	December 31, 2023

	Matthews Asia Dividend Fund	Matthews China Dividend Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	29,304,870	7,142,690

Institutional Class	47,534,812	3,940,669
TOTAL	76,839,682	11,083,359

NET ASSET VALUE:
Investor Class, offering price and redemption price	$13.70	$10.71
Institutional Class, offering price and redemption price	$13.68	$10.70

NET ASSETS CONSISTS OF:

Capital paid-in	$1,413,834,695	$205,333,015

Total distributable earnings/(accumulated loss)	(362,161,088)	(86,651,097)
NET ASSETS	$1,051,673,607	$118,681,918

(A) Investments at cost:

Unaffiliated Issuers	$1,081,806,043	$149,647,372

(B) Foreign Currency at Cost	$1,120,550	$18

See accompanying notes to financial statements.

84	MATTHEWS ASIA FUNDS

Statements of Operations	Year Ended December 31, 2023

	Matthews Emerging Markets Equity Fund	Matthews Emerging Markets Sustainable Future Fund	Matthews Emerging Markets Small Companies Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$612,418	$2,770,820	$7,654,401

Foreign withholding tax	(52,306)	(338,274)	(1,030,923)
TOTAL INVESTMENT INCOME	560,112	2,432,546	6,623,478

EXPENSES:

Investment advisory fees (Note 4)	165,051	1,554,456	5,015,523

Administration and accounting fees (Note 4)	1,930	18,164	40,124

Administration and shareholder servicing fees (Note 4)	42,566	402,204	893,272

Accounting out-of-pocket fees	37,347	41,057	45,168

Custodian fees	4,666	86,168	157,139

Printing fees	15,494	31,886	40,960

Intermediary service fees (Note 4)	26,168	212,940	646,457

Professional fees	42,945	55,118	65,960

Registration fees	19,469	54,012	64,332

Transfer agent fees	5,642	8,992	36,249

Trustees fees	4,073	31,399	66,760

Other expenses	17,756	44,625	64,019
TOTAL EXPENSES	383,107	2,541,021	7,135,963

Advisory fees waived and expenses waived or reimbursed (Note 4)	(143,956)	—	(960,093)
NET EXPENSES	239,151	2,541,021	6,175,870

NET INVESTMENT INCOME (LOSS)	320,961	(108,475)	447,608

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	(1,312,845)	3,369,322	33,421,329

Net realized foreign capital gains tax	—	(657,293)	(794,939)

Net realized gain (loss) on foreign currency related transactions	(4,766)	(88,257)	(245,060)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	3,347,537	11,360,406	56,175,509

Net change in deferred foreign capital gains taxes on unrealized appreciation/depreciation	(18,390)	(501,121)	(3,307,422)

Net change in unrealized appreciation/depreciation on foreign currency related translations	562	(1,144)	3,847
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	2,012,098	13,481,913	85,253,264

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$2,333,059	$13,373,438	$85,700,872

See accompanying notes to financial statements.

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Statements of Operations (continued)	Year Ended December 31, 2023

	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Asia Innovators Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$7,667,956	$62,361,848	$4,678,774

Foreign withholding tax	(827,521)	(6,809,112)	(581,034)
TOTAL INVESTMENT INCOME	6,840,435	55,552,736	4,097,740

EXPENSES:

Investment advisory fees (Note 4)	3,650,147	23,257,575	3,016,480

Administration and accounting fees (Note 4)	42,719	272,178	35,294

Administration and shareholder servicing fees (Note 4)	938,233	5,980,014	776,190

Accounting out-of-pocket fees	38,017	41,816	33,658

Custodian fees	11,537	100,467	76,318

Printing fees	62,005	306,670	48,667

Intermediary service fees (Note 4)	559,844	3,521,364	634,774

Professional fees	66,841	293,203	64,323

Registration fees	53,398	94,235	57,030

Transfer agent fees	38,726	123,721	31,270

Trustees fees	64,660	488,331	40,364

Other expenses	35,818	406,116	13,410
TOTAL EXPENSES	5,561,945	34,885,690	4,827,778

Advisory fees waived and expenses waived or reimbursed (Note 4)	—	(54,495)	—

Administration fees waived (Note 5)	—	(54,495)	—
NET EXPENSES	5,561,945	34,776,700	4,827,778

NET INVESTMENT INCOME (LOSS)	1,278,490	20,776,036	(730,038)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	(61,557,675)	(141,484,349)	(46,888,991)

Net realized foreign capital gains tax	(1,381,210)	(11,222,950)	(1,529,880)

Net realized gain (loss) on foreign currency related transactions	(171,558)	(784,201)	(618,104)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	73,506,854	(68,663,202)	33,771,457

Net change in deferred foreign capital gains taxes on unrealized appreciation/depreciation	219,136	2,280,753	(273,091)

Net change in unrealized appreciation/depreciation on foreign currency related translations	43,502	151,081	(15,552)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	10,659,049	(219,722,868)	(15,554,161)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$11,937,539	($198,946,832)	($16,284,199)

See accompanying notes to financial statements.

86	MATTHEWS ASIA FUNDS

Statements of Operations (continued)	Year Ended December 31, 2023

	Matthews China Fund	Matthews China Small Companies Fund	Matthews India Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$13,204,779	$2,054,592	$8,985,120

Interest	—	—	1,317

Foreign withholding tax	(966,762)	(61,607)	(1,905,708)
TOTAL INVESTMENT INCOME	12,238,017	1,992,985	7,080,729

EXPENSES:

Investment advisory fees (Note 4)	4,626,467	1,312,855	4,408,096

Administration and accounting fees (Note 4)	54,133	10,503	51,478

Administration and shareholder servicing fees (Note 4)	1,190,414	230,701	1,143,239

Accounting out-of-pocket fees	41,369	41,342	40,927

Custodian fees	51,503	13,029	21,139

Printing fees	73,140	27,501	52,625

Intermediary service fees (Note 4)	959,063	231,203	1,103,491

Professional fees	66,224	42,524	106,330

Registration fees	58,555	31,153	31,538

Transfer agent fees	93,350	14,437	85,885

Trustees fees	91,788	18,110	90,995

Other expenses	77,823	7,305	74,379
TOTAL EXPENSES	7,383,829	1,980,663	7,210,122

Advisory fees waived and expenses waived or reimbursed (Note 4)	—	(200,612)	—
NET EXPENSES	7,383,829	1,780,051	7,210,122

NET INVESTMENT INCOME (LOSS)	4,854,188	212,934	(129,393)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	(120,623,659)	(41,864,838)	49,503,377

Net realized foreign capital gains tax	—	—	(8,382,704)

Net realized gain (loss) on foreign currency related transactions	(1,794)	(117,569)	(334,310)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	(33,001,975)	16,928,636	107,784,593

Net change in deferred foreign capital gains taxes on unrealized appreciation/depreciation	—	—	(11,036,039)

Net change in unrealized appreciation/depreciation on foreign currency related translations	8	(9,377)	(1,008)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	(153,627,420)	(25,063,148)	137,533,909

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	($148,773,232)	($24,850,214)	$137,404,516

See accompanying notes to financial statements.

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Statements of Operations (continued)	Year Ended December 31, 2023

	Matthews Japan Fund	Matthews Asian Growth and Income Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$12,294,956	$16,301,491

Interest	—	172,440

Foreign withholding tax	(1,173,587)	(1,288,958)
TOTAL INVESTMENT INCOME	11,121,369	15,184,973

EXPENSES:

Investment advisory fees (Note 4)	4,462,435	3,540,355

Administration and accounting fees (Note 4)	52,151	41,432

Administration and shareholder servicing fees (Note 4)	1,153,909	910,316

Accounting out-of-pocket fees	41,644	39,958

Custodian fees	23,686	38,013

Printing fees	73,139	68,024

Intermediary service fees (Note 4)	524,763	738,164

Professional fees	67,588	81,794

Registration fees	77,849	7,088

Transfer agent fees	161,403	53,193

Trustees fees	90,279	77,963

Other expenses	73,152	77,070
TOTAL EXPENSES	6,801,998	5,673,370

NET INVESTMENT INCOME (LOSS)	4,319,371	9,511,603

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:

Net realized gain (loss) on investments—Unaffiliated Issuers	(7,453,507)	22,203,674

Net realized foreign capital gains tax	—	(584)

Net realized gain (loss) on foreign currency related transactions	(497,159)	(70,483)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	107,982,557	(18,794,116)

Net change in deferred foreign capital gains taxes on unrealized appreciation/depreciation	—	151,746

Net change in unrealized appreciation/depreciation on foreign currency related translations	273,482	313,865
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	100,305,373	3,804,102

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$104,624,744	$13,315,705

See accompanying notes to financial statements.

88	MATTHEWS ASIA FUNDS

Statements of Operations (continued)	Year Ended December 31, 2023

	Matthews Asia Dividend Fund	Matthews China Dividend Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$42,452,982	$6,382,571

Foreign withholding tax	(3,651,506)	(350,344)
TOTAL INVESTMENT INCOME	38,801,476	6,032,227

EXPENSES:

Investment advisory fees (Note 4)	10,447,486	1,298,160

Administration and accounting fees (Note 4)	122,240	15,195

Administration and shareholder servicing fees (Note 4)	2,688,362	333,530

Accounting out-of-pocket fees	43,611	33,472

Custodian fees	82,527	9,033

Printing fees	198,854	40,473

Intermediary service fees (Note 4)	1,488,633	308,583

Professional fees	220,465	44,933

Registration fees	57,947	—

Transfer agent fees	70,176	16,595

Trustees fees	219,939	27,704

Other expenses	40,367	7,063
TOTAL EXPENSES	15,680,607	2,134,741

NET INVESTMENT INCOME (LOSS)	23,120,869	3,897,486

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	61,769,512	(18,837,307)

Net realized foreign capital gains tax	(9,149,740)	—

Net realized gain (loss) on foreign currency related transactions	(3,056,208)	(498)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	(16,182,380)	(25,585,939)

Net change in deferred foreign capital gains taxes on unrealized appreciation/depreciation	8,537,307	—

Net change in unrealized appreciation/depreciation on foreign currency related translations	(86,952)	(1,697)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	41,831,539	(44,425,441)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$64,952,408	($40,527,955)

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

MATTHEWS EMERGING MARKETS EQUITY FUND	Year Ended December 31, 2023	Year Ended December 31, 2022

OPERATIONS:

Net investment income (loss)	$320,961	$659,139

Net realized gain (loss) on investments and foreign currency related transactions	(1,317,611)	(4,261,238)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	3,348,099	(7,970,191)

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(18,390)	62,033
Net increase (decrease) in net assets resulting from operations	2,333,059	(11,510,257)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(177,005)	(171,815)

Institutional Class	(245,427)	(486,489)
Net decrease in net assets resulting from distributions	(422,432)	(658,304)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	(14,473,292)	(3,923,820)
Total increase (decrease) in net assets	(12,562,665)	(16,092,381)
NET ASSETS:

Beginning of period	33,464,768	49,557,149
End of period	$20,902,103	$33,464,768

MATTHEWS EMERGING MARKETS SUSTAINABLE FUTURE FUND	Year Ended December 31, 2023	Year Ended December 31, 2022

OPERATIONS:

Net investment income (loss)	($108,475)	($428,029)

Net realized gain (loss) on investments and foreign currency related transactions	2,623,772	3,676,316

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	11,359,262	(21,313,191)

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(501,121)	(6,668)
Net increase (decrease) in net assets resulting from operations	13,373,438	(18,071,572)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(2,733,178)	(1,649,628)

Institutional Class	(12,590,629)	(7,058,005)
Net decrease in net assets resulting from distributions	(15,323,807)	(8,707,633)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	39,167,464	72,234,041
Total increase (decrease) in net assets	37,217,095	45,454,836
NET ASSETS:

Beginning of period	172,307,992	126,853,156
End of period	$209,525,087	$172,307,992

See accompanying notes to financial statements.

90	MATTHEWS ASIA FUNDS

Statements of Changes in Net Assets (continued)

MATTHEWS EMERGING MARKETS SMALL COMPANIES FUND	Year Ended December 31, 2023	Year Ended December 31, 2022

OPERATIONS:

Net investment income (loss)	$447,608	($348,674)

Net realized gain (loss) on investments and foreign currency related transactions	32,381,330	33,699,487

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	56,179,356	(103,113,237)

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(3,307,422)	862,730
Net increase (decrease) in net assets resulting from operations	85,700,872	(68,899,694)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(22,219,393)	(10,642,526)

Institutional Class	(26,772,365)	(17,586,490)
Net decrease in net assets resulting from distributions	(48,991,758)	(28,229,016)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	209,240,985	68,567,370
Total increase (decrease) in net assets	245,950,099	(28,561,340)
NET ASSETS:

Beginning of period	369,447,548	398,008,888
End of period	$615,397,647	$369,447,548

MATTHEWS ASIA GROWTH FUND	Year Ended December 31, 2023	Year Ended December 31, 2022

OPERATIONS:

Net investment income (loss)	$1,278,490	($2,079,983)

Net realized gain (loss) on investments and foreign currency related transactions	(63,110,443)	(143,038,976)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	73,550,356	(406,306,763)

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	219,136	5,625,551
Net increase (decrease) in net assets resulting from operations	11,937,539	(545,800,171)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(2,933,613)	(6,372,932)

Institutional Class	(4,255,554)	(11,696,816)
Net decrease in net assets resulting from distributions	(7,189,167)	(18,069,748)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	(265,553,683)	(558,821,991)
Total increase (decrease) in net assets	(260,805,311)	(1,122,691,910)
NET ASSETS:

Beginning of period	632,078,026	1,754,769,936
End of period	$371,272,715	$632,078,026

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS PACIFIC TIGER FUND	Year Ended December 31, 2023	Year Ended December 31, 2022

OPERATIONS:

Net investment income (loss)	$20,776,036	$24,615,390

Net realized gain (loss) on investments and foreign currency related transactions	(153,491,500)	(52,075,313)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(68,512,121)	(1,497,234,871)

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	2,280,753	16,309,323
Net increase (decrease) in net assets resulting from operations	(198,946,832)	(1,508,385,471)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(21,595,059)	(88,898,319)

Institutional Class	(42,763,667)	(213,752,096)
Net decrease in net assets resulting from distributions	(64,358,726)	(302,650,415)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	(1,496,444,792)	(1,692,644,474)
Total increase (decrease) in net assets	(1,759,750,350)	(3,503,680,360)
NET ASSETS:

Beginning of period	3,688,784,032	7,192,464,392
End of period	$1,929,033,682	$3,688,784,032

MATTHEWS ASIA INNOVATORS FUND	Year Ended December 31, 2023	Year Ended December 31, 2022

OPERATIONS:

Net investment income (loss)	($730,038)	($2,461,191)

Net realized gain (loss) on investments and foreign currency related transactions	(49,036,975)	(296,415,093)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	33,755,905	(10,835,792)

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(273,091)	2,819,303
Net increase (decrease) in net assets resulting from operations	(16,284,199)	(306,892,773)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(2,966)	(60,056,072)

Institutional Class	(287,289)	(44,589,552)
Net decrease in net assets resulting from distributions	(290,255)	(104,645,624)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	(142,790,496)	(511,912,389)
Total increase (decrease) in net assets	(159,364,950)	(923,450,786)
NET ASSETS:

Beginning of period	472,317,756	1,395,768,542
End of period	$312,952,806	$472,317,756

See accompanying notes to financial statements.

92	MATTHEWS ASIA FUNDS

Statements of Changes in Net Assets (continued)

MATTHEWS CHINA FUND	Year Ended December 31, 2023	Year Ended December 31, 2022

OPERATIONS:

Net investment income (loss)	$4,854,188	$217,849

Net realized gain (loss) on investments and foreign currency related transactions	(120,625,453)	(150,068,125)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(33,001,967)	(197,123,046)
Net increase (decrease) in net assets resulting from operations	(148,773,232)	(346,973,322)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(2,388,564)	(32,362,149)

Institutional Class	(1,692,606)	(21,837,281)
Net decrease in net assets resulting from distributions	(4,081,170)	(54,199,430)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	(144,473,909)	(194,850,178)
Total increase (decrease) in net assets	(297,328,311)	(596,022,930)
NET ASSETS:

Beginning of period	745,787,327	1,341,810,257
End of period	$448,459,016	$745,787,327

MATTHEWS CHINA SMALL COMPANIES FUND	Year Ended December 31, 2023	Year Ended December 31, 2022

OPERATIONS:

Net investment income (loss)	$212,934	$728,732

Net realized gain (loss) on investments and foreign currency related transactions	(41,982,407)	(88,967,075)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	16,919,259	(31,868,124)
Net increase (decrease) in net assets resulting from operations	(24,850,214)	(120,106,467)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(1,569,819)	(2,034,204)

Institutional Class	(602,345)	(1,008,109)
Net decrease in net assets resulting from distributions	(2,172,164)	(3,042,313)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	(38,583,201)	(103,257,833)
Total increase (decrease) in net assets	(65,605,579)	(226,406,613)
NET ASSETS:

Beginning of period	154,761,713	381,168,326
End of period	$89,156,134	$154,761,713

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS INDIA FUND	Year Ended December 31, 2023	Year Ended December 31, 2022

OPERATIONS:

Net investment income (loss)	($129,393)	($2,826,201)

Net realized gain (loss) on investments and foreign currency related transactions	40,786,363	54,725,780

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	107,783,585	(138,570,199)

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(11,036,039)	12,032,808
Net increase (decrease) in net assets resulting from operations	137,404,516	(74,637,812)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(18,205,131)	(69,440,851)

Institutional Class	(4,445,067)	(13,509,415)
Net decrease in net assets resulting from distributions	(22,650,198)	(82,950,266)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	45,588,815	(3,405,239)
Total increase (decrease) in net assets	160,343,133	(160,993,317)
NET ASSETS:

Beginning of period	602,782,243	763,775,560
End of period	$763,125,376	$602,782,243

MATTHEWS JAPAN FUND	Year Ended December 31, 2023	Year Ended December 31, 2022

OPERATIONS:

Net investment income (loss)	$4,319,371	$5,372,949

Net realized gain (loss) on investments and foreign currency related transactions	(7,950,666)	(169,997,728)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	108,256,039	(262,676,411)
Net increase (decrease) in net assets resulting from operations	104,624,744	(427,301,190)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	—	(14,553,044)

Institutional Class	—	(31,813,438)
Net decrease in net assets resulting from distributions	—	(46,366,482)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	(71,262,820)	(448,315,849)
Total increase (decrease) in net assets	33,361,924	(921,983,521)
NET ASSETS:

Beginning of period	622,136,085	1,544,119,606
End of period	$655,498,009	$622,136,085

See accompanying notes to financial statements.

94	MATTHEWS ASIA FUNDS

Statements of Changes in Net Assets (continued)

MATTHEWS ASIAN GROWTH AND INCOME FUND	Year Ended December 31, 2023	Year Ended December 31, 2022

OPERATIONS:

Net investment income (loss)	$9,511,603	$14,604,960

Net realized gain (loss) on investments and foreign currency related transactions	22,132,607	(48,439,576)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(18,480,251)	(169,291,091)

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	151,746	662,900
Net increase (decrease) in net assets resulting from operations	13,315,705	(202,462,807)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(7,451,640)	(17,020,543)

Institutional Class	(4,542,858)	(16,053,797)
Net decrease in net assets resulting from distributions	(11,994,498)	(33,074,340)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	(286,872,429)	(247,931,479)
Total increase (decrease) in net assets	(285,551,222)	(483,468,626)
NET ASSETS:

Beginning of period	610,014,906	1,093,483,532
End of period	$324,463,684	$610,014,906

MATTHEWS ASIA DIVIDEND FUND	Year Ended December 31, 2023	Year Ended December 31, 2022

OPERATIONS:

Net investment income (loss)	$23,120,869	$28,888,532

Net realized gain (loss) on investments and foreign currency related transactions	49,563,564	(261,201,228)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(16,269,332)	(1,103,989,848)

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	8,537,307	595,392
Net increase (decrease) in net assets resulting from operations	64,952,408	(1,335,707,152)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(5,562,611)	(7,812,204)

Institutional Class	(11,939,346)	(18,595,761)
Net decrease in net assets resulting from distributions	(17,501,957)	(26,407,965)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	(847,146,823)	(1,527,382,129)
Total increase (decrease) in net assets	(799,696,372)	(2,889,497,246)
NET ASSETS:

Beginning of period	1,851,369,979	4,740,867,225
End of period	$1,051,673,607	$1,851,369,979

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS CHINA DIVIDEND FUND	Year Ended December 31, 2023	Year Ended December 31, 2022

OPERATIONS:

Net investment income (loss)	$3,897,486	$5,482,035

Net realized gain (loss) on investments and foreign currency related transactions	(18,837,805)	(29,326,490)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(25,587,636)	(39,972,339)
Net increase (decrease) in net assets resulting from operations	(40,527,955)	(63,816,794)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(3,895,645)	(8,463,697)

Institutional Class	(2,282,770)	(4,778,140)
Net decrease in net assets resulting from distributions	(6,178,415)	(13,241,837)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	(55,897,379)	(51,816,442)
Total increase (decrease) in net assets	(102,603,749)	(128,875,073)
NET ASSETS:

Beginning of period	221,285,667	350,160,740
End of period	$118,681,918	$221,285,667

See accompanying notes to financial statements.

96	MATTHEWS ASIA FUNDS

Financial Highlights

Matthews Emerging Markets Equity Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,			Period Ended Dec. 31, 2020[1]
INVESTOR CLASS	2023	2022	2021
Net Asset Value, beginning of period	$11.14	$14.34	$15.76	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.13	0.20	0.19	0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	0.81	(3.20)	(0.31)	6.08
Total from investment operations	0.94	(3.00)	(0.12)	6.12
LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.20)	(0.18)	—
Net realized gains on investments	—	—	(1.12)	(0.36)
Total distributions	(0.22)	(0.20)	(1.30)	(0.36)
Net Asset Value, end of period	$11.86	$11.14	$14.34	$15.76
TOTAL RETURN	8.43%	(20.94% )	(0.60% )	61.23%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$9,618	$10,111	$13,317	$9,851
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.70%	1.58%	1.52%	2.76%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.12%	1.08%	1.13%	1.08%	[4]
Ratio of net investment income (loss) to average net assets	1.16%	1.46%	1.15%	0.45%	[4]
Portfolio turnover[5]	26.39%	63.08%	88.45%	62.30%	[3]

	Year Ended Dec. 31,			Period Ended Dec. 31, 2020[1]
INSTITUTIONAL CLASS	2023	2022	2021
Net Asset Value, beginning of period	$11.13	$14.34	$15.77	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.17	0.23	0.22	0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	0.79	(3.21)	(0.31)	6.11
Total from investment operations	0.96	(2.98)	(0.09)	6.15
LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)	(0.23)	(0.22)	(0.02)
Net realized gains on investments	—	—	(1.12)	(0.36)
Total distributions	(0.25)	(0.23)	(1.34)	(0.38)
Net Asset Value, end of period	$11.84	$11.13	$14.34	$15.77
TOTAL RETURN	8.63%	(20.81% )	(0.43% )	61.55%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$11,284	$23,353	$36,240	$34,941
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.51%	1.47%	1.38%	2.65%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.90%	0.90%	0.90%	0.90%	[4]
Ratio of net investment income (loss) to average net assets	1.45%	1.70%	1.33%	0.44%	[4]
Portfolio turnover[5]	26.39%	63.08%	88.45%	62.30%	[3]

1	The Fund commenced operations on April 29, 2020.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	97

Financial Highlights (continued)

Matthews Emerging Markets Sustainable Future Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INVESTOR CLASS	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$12.51	$15.37	$14.94	$11.08	$9.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.02)	(0.05)	(0.07)	(0.01)	0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	0.99	(2.14)	1.85	4.72	1.21
Total from investment operations	0.97	(2.19)	1.78	4.71	1.25
LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)	(0.04)	—	(0.01)	(0.03)
Net realized gains on investments	(0.69)	(0.63)	(1.35)	(0.84)	(0.12)
Total distributions	(0.94)	(0.67)	(1.35)	(0.85)	(0.15)
Net Asset Value, end of year	$12.54	$12.51	$15.37	$14.94	$11.08
TOTAL RETURN	7.83%	(14.38% )	11.76%	42.87%	12.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$38,176	$32,249	$39,612	$37,385	$19,291
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.23%	1.24%	1.20%	1.42%	1.54%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.23%	1.30%	1.40%	1.38%	1.42%
Ratio of net investment income (loss) to average net assets	(0.17% )	(0.41% )	(0.41% )	(0.08% )	0.41%
Portfolio turnover[2]	49.16%	31.53%	65.56%	84.60%	29.67%

	Year Ended Dec. 31,
INSTITUTIONAL CLASS	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$12.51	$15.38	$14.92	$11.06	$9.96
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	— [3]	(0.04)	(0.04)	0.01	0.06
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	1.00	(2.14)	1.85	4.72	1.21
Total from investment operations	1.00	(2.18)	1.81	4.73	1.27
LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)	(0.06)	—	(0.03)	(0.05)
Net realized gains on investments	(0.69)	(0.63)	(1.35)	(0.84)	(0.12)
Total distributions	(0.96)	(0.69)	(1.35)	(0.87)	(0.17)
Net Asset Value, end of year	$12.55	$12.51	$15.38	$14.92	$11.06
TOTAL RETURN	8.04%	(14.32% )	11.98%	43.13%	12.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$171,349	$140,059	$87,241	$50,642	$36,008
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.10%	1.11%	1.07%	1.29%	1.41%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.10%	1.17%	1.20%	1.20%	1.24%
Ratio of net investment income (loss) to average net assets	(0.02% )	(0.29% )	(0.25% )	0.09%	0.54%
Portfolio turnover[2]	49.16%	31.53%	65.56%	84.60%	29.67%

1	Calculated using the average daily shares method.
2	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.
3	Less than $0.01 per share.

See accompanying notes to financial statements.

98	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Emerging Markets Small Companies Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INVESTOR CLASS	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$23.08	$29.92	$25.93	$18.10	$15.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	— [2]	(0.06)	(0.17)	(0.02)	0.12
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	4.58	(4.92)	5.90	7.92	2.57
Total from investment operations	4.58	(4.98)	5.73	7.90	2.69
LESS DISTRIBUTIONS FROM:
Net investment income	(0.41)	(0.09)	—	(0.05)	(0.09)
Net realized gains on investments	(1.73)	(1.77)	(1.74)	(0.02)	—
Total distributions	(2.14)	(1.86)	(1.74)	(0.07)	(0.09)
Paid-in capital from redemption fees (Note 4)	—	—	—	—	— [3]
Net Asset Value, end of year	$25.52	$23.08	$29.92	$25.93	$18.10
TOTAL RETURN	19.88%	(16.84% )	22.14%	43.68%	17.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$287,674	$141,254	$176,723	$99,573	$96,229
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.49%	1.49%	1.51%	1.57%	1.60%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.34%	1.37%	1.36%	1.39%	1.45%
Ratio of net investment income (loss) to average net assets	(0.01% )	(0.24% )	(0.55% )	(0.11% )	0.72%
Portfolio turnover[4]	26.92%	27.85%	50.82%	111.87%	59.10%

	Year Ended Dec. 31,
INSTITUTIONAL CLASS	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$23.04	$29.87	$25.87	$18.06	$15.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.04	— [2]	(0.10)	0.01	0.15
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	4.58	(4.92)	5.88	7.91	2.58
Total from investment operations	4.62	(4.92)	5.78	7.92	2.73
LESS DISTRIBUTIONS FROM:
Net investment income	(0.44)	(0.14)	(0.04)	(0.09)	(0.13)
Net realized gains on investments	(1.73)	(1.77)	(1.74)	(0.02)	—
Total distributions	(2.17)	(1.91)	(1.78)	(0.11)	(0.13)
Paid-in capital from redemption fees (Note 4)	—	—	—	—	— [3]
Net Asset Value, end of year	$25.49	$23.04	$29.87	$25.87	$18.06
TOTAL RETURN	20.12%	(16.66% )	22.39%	43.90%	17.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$327,724	$228,194	$221,286	$107,569	$85,006
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.38%	1.37%	1.38%	1.47%	1.46%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.15%	1.15%	1.16%	1.20%	1.24%
Ratio of net investment income (loss) to average net assets	0.16%	(0.01% )	(0.34% )	0.08%	0.85%
Portfolio turnover[4]	26.92%	27.85%	50.82%	111.87%	59.10%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The Fund charged redemption fees through October 31, 2019.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	99

Financial Highlights (continued)

Matthews Asia Growth Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INVESTOR CLASS	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$20.84	$31.99	$39.44	$28.10	$22.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.03	(0.08)	(0.24)	(0.11)	(0.03)
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	0.70	(10.49)	(5.56)	13.16	5.91
Total from investment operations	0.73	(10.57)	(5.80)	13.05	5.88
LESS DISTRIBUTIONS FROM:
Net investment income	(0.38)	—	—	(0.15)	—
Net realized gains on investments	—	(0.58)	(1.65)	(1.56)	(0.27)
Total distributions	(0.38)	(0.58)	(1.65)	(1.71)	(0.27)
Net Asset Value, end of year	$21.19	$20.84	$31.99	$39.44	$28.10
TOTAL RETURN	3.53%	(33.12% )	(14.65% )	46.76%	26.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$162,263	$225,923	$568,001	$784,085	$504,538
Ratio of expenses to average net assets	1.13%	1.13%	1.07%	1.08%	1.09%
Ratio of net investment income (loss) to average net assets	0.13%	(0.32% )	(0.62% )	(0.35% )	(0.14% )
Portfolio turnover[2]	77.32%	47.48%	42.37%	42.78%	38.05%

	Year Ended Dec. 31,
INSTITUTIONAL CLASS	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$21.11	$32.33	$39.82	$28.34	$22.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.07	(0.04)	(0.19)	(0.07)	— [3]
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	0.70	(10.60)	(5.63)	13.30	5.96
Total from investment operations	0.77	(10.64)	(5.82)	13.23	5.96
LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)	—	(0.02)	(0.19)	—
Net realized gains on investments	—	(0.58)	(1.65)	(1.56)	(0.27)
Total distributions	(0.42)	(0.58)	(1.67)	(1.75)	(0.27)
Net Asset Value, end of year	$21.46	$21.11	$32.33	$39.82	$28.34
TOTAL RETURN	3.69%	(32.99% )	(14.55% )	47.01%	26.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$209,009	$406,155	$1,186,769	$1,269,702	$698,797
Ratio of expenses to average net assets	0.98%	0.98%	0.92%	0.95%	0.94%
Ratio of net investment income (loss) to average net assets	0.31%	(0.15% )	(0.47% )	(0.23% )	—% [4]
Portfolio turnover[2]	77.32%	47.48%	42.37%	42.78%	38.05%

1	Calculated using the average daily shares method.
2	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.
3	Less than $0.01 per share.
4	Less than 0.01%.

See accompanying notes to financial statements.

100	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Pacific Tiger Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INVESTOR CLASS	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$20.16	$27.54	$34.94	$28.74	$26.86
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.10	0.09	0.06	0.10	0.19
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(1.10)	(5.75)	(1.60)	8.10	2.68
Total from investment operations	(1.00)	(5.66)	(1.54)	8.20	2.87
LESS DISTRIBUTIONS FROM:
Net investment income	(0.54)	—	—	(0.08)	(0.15)
Net realized gains on investments	—	(1.72)	(5.86)	(1.92)	(0.84)
Total distributions	(0.54)	(1.72)	(5.86)	(2.00)	(0.99)
Paid-in capital from redemption fees (Note 4)	—	—	—	—	— [2]
Net Asset Value, end of year	$18.62	$20.16	$27.54	$34.94	$28.74
TOTAL RETURN	(4.87% )	(20.73% )	(4.41% )	28.83%	10.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$707,717	$1,081,347	$1,835,266	$2,585,654	$2,536,844
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.12%	1.10%	1.06%	1.08%	1.08%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.12%	1.09%	1.03%	1.06%	1.05%
Ratio of net investment income (loss) to average net assets	0.49%	0.37%	0.17%	0.35%	0.66%
Portfolio turnover[3]	14.78%	5.61%	46.64%	38.11%	17.08%

	Year Ended Dec. 31,
INSTITUTIONAL CLASS	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$20.16	$27.50	$34.90	$28.71	$26.83
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.13	0.11	0.11	0.13	0.23
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(1.10)	(5.73)	(1.60)	8.11	2.68
Total from investment operations	(0.97)	(5.62)	(1.49)	8.24	2.91
LESS DISTRIBUTIONS FROM:
Net investment income	(0.58)	—	(0.05)	(0.13)	(0.19)
Net realized gains on investments	—	(1.72)	(5.86)	(1.92)	(0.84)
Total distributions	(0.58)	(1.72)	(5.91)	(2.05)	(1.03)
Paid-in capital from redemption fees (Note 4)	—	—	—	—	— [2]
Net Asset Value, end of year	$18.61	$20.16	$27.50	$34.90	$28.71
TOTAL RETURN	(4.75% )	(20.62% )	(4.29% )	28.98%	10.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$1,221,317	$2,607,437	$5,357,198	$6,172,995	$6,189,015
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	0.99%	0.97%	0.92%	0.94%	0.93%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.98%	0.96%	0.90%	0.92%	0.91%
Ratio of net investment income (loss) to average net assets	0.66%	0.48%	0.30%	0.46%	0.80%
Portfolio turnover[3]	14.78%	5.61%	46.64%	38.11%	17.08%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	101

Financial Highlights (continued)

Matthews Asia Innovators Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INVESTOR CLASS	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$11.31	$18.86	$26.70	$14.55	$11.26
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.02)	(0.06)	(0.16)	(0.11)	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(0.18)	(4.49)	(3.34)	12.71	3.34
Total from investment operations	(0.20)	(4.55)	(3.50)	12.60	3.33
LESS DISTRIBUTIONS FROM:
Net investment income	— [2]	—	—	—	—
Net realized gains on investments	—	(3.00)	(4.34)	(0.45)	(0.04)
Total distributions	— [2]	(3.00)	(4.34)	(0.45)	(0.04)
Net Asset Value, end of year	$11.11	$11.31	$18.86	$26.70	$14.55
TOTAL RETURN	(1.77% )	(24.80% )	(13.10% )	86.72%	29.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$177,070	$272,950	$465,207	$631,101	$177,639
Ratio of expenses to average net assets	1.15%	1.18%	1.09%	1.10%	1.19%
Ratio of net investment income (loss) to average net assets	(0.21% )	(0.40% )	(0.59% )	(0.60% )	(0.04% )
Portfolio turnover[3]	248.19%	118.08%	220.45%	119.81%	80.10%

	Year Ended Dec. 31,
INSTITUTIONAL CLASS	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$11.49	$19.08	$26.91	$14.64	$11.32
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.01)	(0.04)	(0.11)	(0.09)	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(0.18)	(4.55)	(3.38)	12.81	3.35
Total from investment operations	(0.19)	(4.59)	(3.49)	12.72	3.36
LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)	—	—	—	—
Net realized gains on investments	—	(3.00)	(4.34)	(0.45)	(0.04)
Total distributions	(0.02)	(3.00)	(4.34)	(0.45)	(0.04)
Net Asset Value, end of year	$11.28	$11.49	$19.08	$26.91	$14.64
TOTAL RETURN	(1.62% )	(24.73% )	(12.97% )	87.01%	29.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$135,882	$199,368	$930,562	$1,094,356	$126,911
Ratio of expenses to average net assets	1.02%	1.04%	0.93%	0.95%	1.05%
Ratio of net investment income (loss) to average net assets	(0.11% )	(0.27% )	(0.43% )	(0.44% )	0.10%
Portfolio turnover[3]	248.19%	118.08%	220.45%	119.81%	80.10%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

102	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews China Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INVESTOR CLASS	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$14.50	$20.58	$27.00	$19.12	$14.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.09	— [2]	0.03	0.05	0.16
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(2.88)	(4.99)	(3.25)	8.17	4.80
Total from investment operations	(2.79)	(4.99)	(3.22)	8.22	4.96
LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)	—	(0.05)	(0.06)	(0.21)
Net realized gains on investments	—	(1.09)	(3.15)	(0.28)	—
Total distributions	(0.09)	(1.09)	(3.20)	(0.34)	(0.21)
Net Asset Value, end of year	$11.62	$14.50	$20.58	$27.00	$19.12
TOTAL RETURN	(19.22% )	(24.40% )	(12.26% )	43.05%	34.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$300,132	$448,623	$710,844	$962,714	$718,633
Ratio of expenses to average net assets	1.15%	1.12%	1.06%	1.09%	1.09%
Ratio of net investment income (loss) to average net assets	0.65%	(0.01% )	0.13%	0.22%	0.96%
Portfolio turnover[3]	49.60%	49.38%	92.28%	52.64%	68.93%

	Year Ended Dec. 31,
INSTITUTIONAL CLASS	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$14.48	$20.53	$26.94	$19.08	$14.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.11	0.01	0.10	0.09	0.20
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(2.88)	(4.97)	(3.26)	8.15	4.80
Total from investment operations	(2.77)	(4.96)	(3.16)	8.24	5.00
LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	—	(0.10)	(0.10)	(0.25)
Net realized gains on investments	—	(1.09)	(3.15)	(0.28)	—
Total distributions	(0.11)	(1.09)	(3.25)	(0.38)	(0.25)
Net Asset Value, end of year	$11.60	$14.48	$20.53	$26.94	$19.08
TOTAL RETURN	(19.11% )	(24.31% )	(12.07% )	43.23%	34.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$148,327	$297,165	$630,966	$546,157	$183,762
Ratio of expenses to average net assets	1.01%	0.98%	0.91%	0.93%	0.91%
Ratio of net investment income (loss) to average net assets	0.82%	0.07%	0.38%	0.40%	1.17%
Portfolio turnover[3]	49.60%	49.38%	92.28%	52.64%	68.93%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	103

Financial Highlights (continued)

Matthews China Small Companies Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INVESTOR CLASS	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$11.11	$16.44	$19.86	$12.84	$9.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.01	0.02	0.09	(0.03)	0.14
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(1.96)	(5.15)	(0.80)	10.42	3 24
Total from investment operations	(1.95)	(5.13)	(0.71)	10.39	3.38
LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.20)	(0.12)	(0.13)	(0.13)
Net realized gains on investments	—	—	(2.59)	(3.24)	—
Total distributions	(0.21)	(0.20)	(2.71)	(3.37)	(0.13)
Paid-in capital from redemption fees (Note 4)	—	—	—	—	0.01 [2]
Net Asset Value, end of year	$8.95	$11.11	$16.44	$19.86	$12.84
TOTAL RETURN	(17.51% )	(31.26% )	(3.59% )	82.52%	35.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$66,174	$114,440	$218,398	$285,717	$63,432
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.55%	1.55%	1.48%	1.52%	1.62%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.41%	1.41%	1.43%	1.43%	1.42%
Ratio of net investment income (loss) to average net assets	0.09%	0.17%	0.44%	(0.14% )	1.25%
Portfolio turnover[3]	59.05%	59.00%	119.65%	152.86%	68.17%

	Year Ended Dec. 31,
INSTITUTIONAL CLASS	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$11.12	$16.47	$19.90	$12.86	$9.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.04	0.06	0.13	0.04	0.15
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(1.98)	(5.17)	(0.80)	10.42	3.26
Total from investment operations	(1.94)	(5.11)	(0.67)	10.46	3.41
LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.24)	(0.17)	(0.18)	(0.15)
Net realized gains on investments	—	—	(2.59)	(3.24)	—
Total distributions	(0.24)	(0.24)	(2.76)	(3.42)	(0.15)
Paid-in capital from redemption fees (Note 4)	—	—	—	—	0.01 [2]
Net Asset Value, end of year	$8.94	$11.12	$16.47	$19.90	$12.86
TOTAL RETURN	(17.37% )	(31.08% )	(3.35% )	82.89%	35.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$22,983	$40,322	$162,770	$98,052	$32,376
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.41%	1.38%	1.31%	1.37%	1.51%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.20%	1.20%	1.20%	1.20%	1.24%
Ratio of net investment income (loss) to average net assets	0.36%	0.47%	0.63%	0.20%	1.34%
Portfolio turnover[3]	59.05%	59.00%	119.65%	152.86%	68.17%

1	Calculated using the average daily shares method.
2	The Fund charged redemption fees through October 31, 2019.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

104	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews India Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INVESTOR CLASS	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$22.09	$28.17	$26.29	$23.27	$26.32
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.01)	(0.12)	(0.11)	0.01	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	5.10	(2.58)	4.81	3.81	(0.24)
Total from investment operations	5.09	(2.70)	4.70	3.82	(0.25)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.51)	—	—	—	—
Net realized gains on investments	(0.30)	(3.38)	(2.82)	(0.80)	(2.80)
Total distributions	(0.81)	(3.38)	(2.82)	(0.80)	(2.80)
Net Asset Value, end of year	$26.37	$22.09	$28.17	$26.29	$23.27
TOTAL RETURN	23.10%	(9.92% )	18.11%	16.51%	(0.88% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$614,103	$505,764	$635,067	$617,908	$786,881
Ratio of expenses to average net assets	1.14%	1.15%	1.10%	1.15%	1.11%
Ratio of net investment income (loss) to average net assets	(0.04% )	(0.45% )	(0.38% )	0.05%	(0.03% )
Portfolio turnover[2]	50.98%	41.35%	42.50%	57.38%	24.00%

	Year Ended Dec. 31,
INSTITUTIONAL CLASS	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$22.54	$28.64	$26.65	$23.55	$26.56
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.02	(0.08)	(0.06)	0.05	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	5.21	(2.64)	4.87	3.85	(0.23)
Total from investment operations	5.23	(2.72)	4.81	3.90	(0.21)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.54)	—	—	—	—
Net realized gains on investments	(0.30)	(3.38)	(2.82)	(0.80)	(2.80)
Total distributions	(0.84)	(3.38)	(2.82)	(0.80)	(2.80)
Net Asset Value, end of year	$26.93	$22.54	$28.64	$26.65	$23.55
TOTAL RETURN	23.32%	(9.83% )	18.28%	16.65%	(0.76% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$149,023	$97,018	$128,708	$90,053	$177,526
Ratio of expenses to average net assets	1.01%	1.01%	0.96%	1.03%	0.94%
Ratio of net investment income (loss) to average net assets	0.07%	(0.31% )	(0.19% )	0.24%	0.09%
Portfolio turnover[2]	50.98%	41.35%	42.50%	57.38%	24.00%

1	Calculated using the average daily shares method.
2	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	105

Financial Highlights (continued)

Matthews Japan Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INVESTOR CLASS	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$14.90	$22.09	$25.27	$21.51	$18.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.09	0.07	0.09	0.07	0.11
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	2.59	(6.19)	(0.52)	6.25	4.73
Total from investment operations	2.68	(6.12)	(0.43)	6.32	4.84
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.24)	(0.13)	(0.12)
Net realized gains on investments	—	(1.07)	(2.51)	(2.43)	(1.74)
Total distributions	—	(1.07)	(2.75)	(2.56)	(1.86)
Net Asset Value, end of year	$17.58	$14.90	$22.09	$25.27	$21.51
TOTAL RETURN	17.99%	(27.85% )	(1.92% )	29.82%	26.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$239,578	$208,329	$373,739	$1,101,820	$1,466,194
Ratio of expenses to average net assets	1.09%	1.05%	0.95%	0.95%	0.93%
Ratio of net investment income (loss) to average net assets	0.58%	0.41%	0.38%	0.31%	0.51%
Portfolio turnover[2]	100.59%	83.38%	70.30%	62.03%	25.42%

	Year Ended Dec. 31,
INSTITUTIONAL CLASS	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$14.93	$22.13	$25.32	$21.55	$18.57
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.12	0.09	0.05	0.05	0.11
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	2.58	(6.22)	(0.46)	6.29	4.74
Total from investment operations	2.70	(6.13)	(0.41)	6.34	4.85
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.27)	(0.14)	(0.13)
Net realized gains on investments	—	(1.07)	(2.51)	(2.43)	(1.74)
Total distributions	—	(1.07)	(2.78)	(2.57)	(1.87)
Net Asset Value, end of year	$17.63	$14.93	$22.13	$25.32	$21.55
TOTAL RETURN	18.08%	(27.84% )	(1.83% )	29.85%	26.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$415,920	$413,807	$1,170,380	$548,968	$840,476
Ratio of expenses to average net assets	1.02%	0.97%	0.89%	0.91%	0.88%
Ratio of net investment income (loss) to average net assets	0.71%	0.55%	0.22%	0.25%	0.53%
Portfolio turnover[2]	100.59%	83.38%	70.30%	62.03%	25.42%

1	Calculated using the average daily shares method.
2	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

106	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Asian Growth and Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INVESTOR CLASS	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$12.50	$16.07	$18.05	$15.73	$13.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.23	0.22	0.17	0.21	0.25
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	0.18	(3.17)	(0.17)	2.27	2.13
Total from investment operations	0.41	(2.95)	—	2.48	2.38
LESS DISTRIBUTIONS FROM:
Net investment income	(0.34)	(0.21)	(0.20)	(0.16)	(0.35)
Net realized gains on investments	—	(0.41)	(1.78)	— [2]	(0.22)
Total distributions	(0.34)	(0.62)	(1.98)	(0.16)	(0.57)
Net Asset Value, end of year	$12.57	$12.50	$16.07	$18.05	$15.73
TOTAL RETURN	3.33%	(18.43% )	0.04%	16.00%	17.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$244,698	$339,756	$541,744	$673,576	$723,815
Ratio of expenses to average net assets	1.15%	1.13%	1.07%	1.09%	1.08%
Ratio of net investment income (loss) to average net assets	1.78%	1.58%	0.91%	1.38%	1.67%
Portfolio turnover[3]	12.00%	13.16%	37.85%	36.27%	21.89%

	Year Ended Dec. 31,
INSTITUTIONAL CLASS	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$12.48	$16.04	$18.02	$15.70	$13.89
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.24	0.24	0.20	0.23	0.27
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	0.18	(3.16)	(0.17)	2.27	2.14
Total from investment operations	0.42	(2.92)	0.03	2.50	2.41
LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)	(0.23)	(0.23)	(0.18)	(0.38)
Net realized gains on investments	—	(0.41)	(1.78)	— [2]	(0.22)
Total distributions	(0.36)	(0.64)	(2.01)	(0.18)	(0.60)
Net Asset Value, end of year	$12.54	$12.48	$16.04	$18.02	$15.70
TOTAL RETURN	3.39%	(18.31% )	0.18%	16.18%	17.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$79,766	$270,259	$551,740	$822,179	$743,951
Ratio of expenses to average net assets	1.02%	1.01%	0.94%	0.96%	0.94%
Ratio of net investment income (loss) to average net assets	1.91%	1.71%	1.10%	1.51%	1.80%
Portfolio turnover[3]	12.00%	13.16%	37.85%	36.27%	21.89%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	107

Financial Highlights (continued)

Matthews Asia Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INVESTOR CLASS	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$13.24	$18.94	$22.63	$17.47	$16.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.19	0.13	0.18	0.15	0.28
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	0.42	(5.72)	(0.81)	5.23	1.50
Total from investment operations	0.61	(5.59)	(0.63)	5.38	1.78
LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.11)	(0.19)	(0.22)	(0.36)
Net realized gains on investments	—	—	(2.87)	—	—
Total distributions	(0.15)	(0.11)	(3.06)	(0.22)	(0.36)
Net Asset Value, end of year	$13.70	$13.24	$18.94	$22.63	$17.47
TOTAL RETURN	4.69%	(29.57% )	(2.83% )	31.25%	11.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$401,341	$602,694	$1,586,460	$2,292,262	$2,312,560
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.10%	1.10%	1.03%	1.03%	1.03%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.10%	1.10%	1.02%	1.02%	1.02%
Ratio of net investment income (loss) to average net assets	1.43%	0.84%	0.80%	0.85%	1.68%
Portfolio turnover[2]	75.88%	50.75%	47.41%	37.73%	30.32%

	Year Ended Dec. 31,
INSTITUTIONAL CLASS	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$13.23	$18.94	$22.62	$17.47	$16.04
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.21	0.14	0.21	0.16	0.30
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	0.41	(5.72)	(0.80)	5.22	1.50
Total from investment operations	0.62	(5.58)	(0.59)	5.38	1.80
LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)	(0.13)	(0.22)	(0.23)	(0.37)
Net realized gains on investments	—	—	(2.87)	—	—
Total distributions	(0.17)	(0.13)	(3.09)	(0.23)	(0.37)
Net Asset Value, end of year	$13.68	$13.23	$18.94	$22.62	$17.47
TOTAL RETURN	4.77%	(29.55% )	(2.67% )	31.29%	11.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$650,333	$1,248,676	$3,154,407	$2,908,674	$3,057,896
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	0.99%	0.99%	0.92%	0.93%	0.93%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.99%	0.99%	0.91%	0.93%	0.92%
Ratio of net investment income (loss) to average net assets	1.55%	0.95%	0.93%	0.91%	1.80%
Portfolio turnover[2]	75.88%	50.75%	47.41%	37.73%	30.32%

1	Calculated using the average daily shares method.
2	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

108	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews China Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INVESTOR CLASS	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$14.00	$17.73	$19.64	$16.20	$14.32
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.27	0.31	0.41	0.30	0.34
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(3.12)	(3.27)	(0.48)	3.54	1.80
Total from investment operations	(2.85)	(2.96)	(0.07)	3.84	2.14
LESS DISTRIBUTIONS FROM:
Net investment income	(0.44)	(0.52)	(0.49)	(0.40)	(0.26)
Net realized gains on investments	—	(0.25)	(1.35)	—	—
Total distributions	(0.44)	(0.77)	(1.84)	(0.40)	(0.26)
Net Asset Value, end of year	$10.71	$14.00	$17.73	$19.64	$16.20
TOTAL RETURN	(20.67% )	(16.75% )	(0.49% )	24.22%	15.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$76,517	$137,066	$218,766	$269,192	$258,111
Ratio of expenses to average net assets	1.17%	1.20%	1.12%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	2.03%	2.12%	2.05%	1.79%	2.14%
Portfolio turnover[2]	27.30%	67.08%	68.25%	81.79%	65.69%

	Year Ended Dec. 31,
INSTITUTIONAL CLASS	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$14.00	$17.72	$19.64	$16.20	$14.32
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.27	0.31	0.53	0.31	0.35
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(3.11)	(3.24)	(0.58)	3.55	1.81
Total from investment operations	(2.84)	(2.93)	(0.05)	3.86	2.16
LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)	(0.54)	(0.52)	(0.42)	(0.28)
Net realized gains on investments	—	(0.25)	(1.35)	—	—
Total distributions	(0.46)	(0.79)	(1.87)	(0.42)	(0.28)
Net Asset Value, end of year	$10.70	$14.00	$17.72	$19.64	$16.20
TOTAL RETURN	(20.58% )	(16.59% )	(0.38% )	24.37%	15.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$42,165	$84,220	$131,395	$115,451	$122,630
Ratio of expenses to average net assets	1.04%	1.06%	0.97%	1.02%	1.01%
Ratio of net investment income (loss) to average net assets	2.09%	2.12%	2.65%	1.85%	2.25%
Portfolio turnover[2]	27.30%	67.08%	68.25%	81.79%	65.69%

1	Calculated using the average daily shares method.
2	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

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Notes to Financial Statements

1.	ORGANIZATION

Matthews International Funds (d/b/a Matthews Asia Funds) (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2023, the Trust issued twenty-three separate series of shares. This shareholder report pertains to thirteen of those series (each a “Fund”, and collectively, the “Funds”): Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Sustainable Future Fund, Matthews Emerging Markets Small Companies Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Asia Innovators Fund, Matthews China Fund, Matthews China Small Companies Fund, Matthews India Fund, Matthews Japan Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund and Matthews China Dividend Fund. Each Fund, offers two classes of shares: Investor Class and Institutional Class. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except each class may be subject to different class expenses as outlined in the relevant prospectus and each class has exclusive voting rights with respect to matters solely affecting such class. The other ten separate series of the Trust are Exchange Traded Funds and are covered in a separate shareholder report.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements. Each Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

SECURITY VALUATION: Pursuant to Rule 2a-5 under the 1940 Act, the Funds’ Board of Trustees (the “Board”) has designated authority to a Valuation Designee, Matthews International Capital Management, LLC (“Matthews”), the Funds’ investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. Matthews has formed a Valuation Committee (the “Valuation Committee”) to administer the pricing and valuation of portfolio securities and other assets and liabilities and to ensure that prices determined by Matthews or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value. The value of the Trust’s securities is based on market quotations for those securities, or on their fair value determined by the valuation policies approved by the Board. Market quotations and valuation information are provided by commercial pricing services or securities dealers that are independent of the Funds and Matthews in accordance with procedures established by the Valuation Designee. Foreign exchange-traded securities are valued as of the close of trading on the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued by other third-party vendors or by using indicative bid quotations from dealers or market makers, or other available market information. Market values for securities are determined based on quotations, market data or other information from the principal (or most advantageous) market on which the security is traded. Market quotations for equity securities used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and ask prices. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined at the close of business on the New York Stock Exchange (“NYSE”). Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The Funds may also utilize independent pricing services to assist them in determining a current market value for each security based on sources believed to be reliable.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its Net Asset Value (“NAV”) may differ from any quoted or published prices for the same securities for that day. Events affecting the value of foreign investments may occur between the time at which they are determined and when the Funds calculate their NAV, which is normally the close of trading on the NYSE. If such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value in accordance with pricing policies. The fair value of a security held by the Funds may be determined using the services of third-party pricing services to assist in this process.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the NYSE. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds isolate that portion of gains and losses on investments in fixed income securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of securities.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the value of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B.

FAIR VALUE MEASUREMENTS: The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

Level 1: Unadjusted quoted prices in active markets for identical securities (foreign securities that are valued based on market quotations).

Level 2: Other significant observable inputs. Certain foreign securities may be fair valued by Matthews using information such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and foreign exchange. Additionally, external pricing services are used when the Funds determine that events affecting the value of foreign securities which occur between the time at which they are determined and the close of trading on the NYSE render market quotations unreliable.

Level 3: Significant unobservable inputs. Level 3 securities are valued based on significant unobservable inputs as determined under procedures approved by the Board. Characterization of such securities as Level 3 securities are not necessarily an indication of their liquidity or the risk associated with investing in these securities. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 securities and could impact overall Fund performance.

110	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

Levels for Multi-Country Funds (1 of 2):

Summary of inputs used to determine the fair valuation of multi-country Funds’ investments as of December 31, 2023.

	Matthews Emerging Markets Equity Fund	Matthews Emerging Markets Sustainable Future Fund	Matthews Emerging Markets Small Companies Fund	Matthews Asia Growth Fund
Assets:

Investments:
Level 1: Quoted Prices
Common Equities:
Brazil	$748,977	$1,642,959	$—	$—
Chile	—	1,476,170	21,637,359	—
China/Hong Kong	745,532	29,044,300	53,984,337	28,314,321
Estonia	—	1,062,240	—	—
France	505,889	—	—	—
India	1,777,082	—	—	—
Kazakhstan	313,812	—	—	—
Mexico	1,875,982	—	626,837	—
Netherlands	—	—	—	4,300,820
Philippines	249,668	—	5,521,449	—
Romania	—	2,890,504	—	—
Saudi Arabia	201,261	—	—	—
Taiwan	—	—	—	10,695,464
Turkey	—	—	3,498,809	—
United Arab Emirates	206,079	—	1,530,647	—
United States	1,151,736	7,458,972	—	11,323,915
Sub-total	7,776,018	43,575,145	86,799,438	54,634,520
Level 2: Other Significant Observable Inputs
Common Equities:
Australia	502,280	—	—	9,416,070
Bangladesh	—	1,228,075	2,844,698	—
Brazil	1,537,878	14,642,510	58,382,003	—
China/Hong Kong	2,552,876	51,465,092	123,174,892	35,436,851
France	267,325	—	—	—
India	1,747,432	42,602,943	146,277,512	67,503,173
Indonesia	462,057	—	8,982,642	15,387,273
Japan	—	—	—	136,514,940
Jordan	—	2,369,196	—	—
Philippines	310,954	—	8,699,805	5,697,364
Poland	419,517	7,020,895	10,086,420	—
Saudi Arabia	—	4,825,639	10,554,444	—
South Korea	302,314	11,088,848	44,599,337	17,325,692
Switzerland	295,586	—	—	—
Taiwan	1,399,523	22,561,688	71,506,126	22,905,661
Thailand	—	—	5,698,550	4,458,492
United Arab Emirates	222,861	—	—	—
United Kingdom	435,320	—	—	—
Vietnam	1,055,502	3,208,861	27,762,042	—
Sub-total	11,511,425	161,013,747	518,568,471	314,645,516
Preferred Equities:
Brazil	—	—	10,419,851	—
South Korea	1,270,389	8,392,916	—	—
Level 3: Significant Unobservable Inputs
Common Equities:
Russia	1,875	—	25,119	—
Total Market Value of Investments	$20,559,707	$212,981,808	$615,812,879	$369,280,036

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Notes to Financial Statements (continued)

Levels for Multi-Country Funds (2 of 2):

Summary of inputs used to determine the fair valuation of multi-country Funds’ investments as of December 31, 2023.

	Matthews Pacific Tiger Fund	Matthews Asia Innovators Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund
Assets:

Investments:
Level 1: Quoted Prices
Common Equities:
Brazil	$—	$3,469,961	$—	$—
China/Hong Kong	104,467,100	50,461,406	11,193,918	16,926,685
Netherlands	—	5,900,948	—	—
India	—	—	5,338,928	—
Philippines	40,377,714	—	—	—
Singapore	—	—	—	16,134,315
Taiwan	—	—	—	14,031,576
United States	—	15,678,986	4,768,620	—
Sub-total	144,844,814	75,511,301	21,301,466	47,092,576
Level 2: Other Significant Observable Inputs
Convertible Corporate Bonds[a]	—	—	26,367,912	—
Common Equities:
Australia	—	—	4,086,902	109,391,245
Bangladesh	—	—	—	5,193,820
China/Hong Kong	572,084,691	52,453,194	110,134,497	263,231,321
France	—	—	11,216,575	—
India	389,340,586	80,014,559	33,597,311	87,223,080
Indonesia	53,718,788	11,044,000	8,144,534	26,667,536
Japan	—	—	—	334,974,451
Philippines	—	—	6,178,281	—
Singapore	29,552,529	—	19,215,419	20,978,878
South Korea	276,636,576	43,719,269	31,166,085	68,513,474
Taiwan	364,382,101	46,624,510	40,773,006	79,608,080
Thailand	64,907,821	—	5,044,322	16,997,974
Vietnam	66,217,201	—	—	15,359,353
Sub-total	1,816,840,293	233,855,532	269,556,932	1,028,139,212
Total Market Value of Investments	$1,961,685,107	$309,366,833	$317,226,310	$1,075,231,788

a	Industry, countries, or security types are disclosed on the Schedule of Investments.

112	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

Levels for Single Country Funds:

Summary of inputs used to determine the fair valuation of the single country Funds’ investments as of December 31, 2023.

	Matthews China Fund	Matthews China Small Companies Fund	Matthews India Fund	Matthews Japan Fund	Matthews China Dividend Fund
Assets:

Investments:
Level 1: Quoted Prices
Common Equities:
Communication Services	$8,148,023	$4,617,305	$—	$—	$1,999,861
Consumer Discretionary	47,843,263	1,967,783	4,455,028	—	8,671,877
Consumer Staples	5,201,522	—	8,521,804	—	—
Health Care	16,692	2,326,068	15,049,926	—	—
Industrials	—	2,012,017	—	—	2,448,243
Information Technology	—	3,724,637	—	—	—
Real Estate	17,346,208	—	—	—	2,940,802
Sub-total	78,555,708	14,647,810	28,026,758	—	16,060,783
Level 2: Other Significant Observable Inputs
Common Equities:
Communication Services	60,646,997	1,315,870	1,850,031	28,052,671	18,460,844
Consumer Discretionary	115,812,983	17,547,448	92,309,180	131,494,250	23,786,246
Consumer Staples	26,419,451	8,120,739	59,828,259	32,761,558	10,342,509
Energy	8,358,996	—	40,455,704	—	3,566,098
Financials	80,678,065	2,451,327	261,155,537	69,760,689	18,194,379
Health Care	21,800,881	7,790,241	58,904,180	37,452,979	6,621,667
Industrials	30,166,169	16,195,620	90,230,180	136,800,100	4,228,705
Information Technology	23,218,892	12,945,002	107,617,943	144,170,310	6,045,289
Materials	—	—	34,155,345	41,486,268	5,263,145
Real Estate	9,693,266	5,913,211	6,080,854	16,354,407	4,910,364
Utilities	3,246,203	2,462,334	7,552,660	—	—
Sub-total	380,041,903	74,741,792	760,139,873	638,333,232	101,419,246
Non Convertible Corporate Bonds:
Consumer Staples	—	—	23,704	—	—
Total Market Value of Investments	$458,597,611	$89,389,602	$788,190,335	$638,333,232	$117,480,029

Changes in the Balances of Level 3 Securities:

The Funds’ policy is to recognize transfers in and transfers out of Level 3 during the reporting period.

	Matthews Emerging Markets Equity Fund	Matthews Emerging Markets Small Companies Fund	Matthews China Small Companies Fund
	Common Equities— Russia	Common Equities— Russia	Common Equities— Real Estate
Balance as of 12/31/22 (market value)	$2,177	$30,067	$250

Accrued discounts/premiums	—	—	—

Realized gain/(loss)	—	—	(56,386)

Change in unrealized appreciation/(depreciation)	(302)	(4,948)	64,433

Purchases	—	—	—

Sales	—	—	(8,297)

Transfers in to Level 3	—	—	—

Transfer out of Level 3	—	—	—
Balance as of 12/31/23 (market value)	$1,875	$25,119	$—
Net change in unrealized appreciation/depreciation on Level 3 investments held as of 12/31/23*	($302)	($4,948)	$—

*	Included in the related amounts on the Statements of Operations.

C.

RISKS ASSOCIATED WITH NON-U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks not typically associated with investments in U.S. issuers. These risks include possible political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of Emerging Market or Asia Pacific countries where the Funds may invest; international relations with other nations; natural disasters; corruption; and military activity. Foreign securities may trade in securities markets that are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Foreign securities may be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. Foreign investing may also include the risk of

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Notes to Financial Statements (continued)

expropriation or confiscatory taxation, limitation on the removal of funds or other assets, currency crises and exchange controls, the imposition of foreign withholding tax on the interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Additionally, Emerging Market and Asia Pacific countries may utilize formal or informal currency exchange controls or “capital controls” that may limit the ability to repatriate investments or income or adversely affect the value of portfolio investments. The economies of many Emerging Market and Asia Pacific countries differ from the economies of more developed countries in many respects, such as their rate of growth, inflation, capital reinvestment, resource self-sufficiency and dependence on other economies, financial system stability, the national balance of payments position and sensitivity to changes in global trade.

Certain Emerging Market and Asia Pacific countries are highly dependent upon and may be affected by developments in the economies of other countries. Non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States, which may result in less transparency with respect to a company’s operations, and make obtaining information about them more difficult (or such information may be unavailable).

Among other risks of investing in foreign markets, particularly those of emerging and frontier markets in which the Funds invest, are the variable quality and reliability of financial information and related audits of companies. In some cases, financial information and related audits can be unreliable and not subject to verification. Auditing firms in some of these markets are not subject to independent inspection or oversight of audit quality. For example, China does not allow the Public Company Accounting Oversight Board to inspect the work that auditors perform in China for Chinese companies that sell stock into U.S. markets. This can result in investment decisions being made based on flawed or misleading information.

Foreign stock markets, particularly those of emerging and frontier markets in which the Funds invest, may not be as developed or efficient as those in more developed markets such as the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. The time between the trade and settlement dates of securities transactions on foreign exchanges ranges from one day to four weeks or longer and may result in higher custody charges. Custodial arrangements may be less well developed than in the United States. Foreign securities are generally denominated and pay distributions in foreign currencies, exposing the Funds to changes in foreign currency exchange rates. Investing in any Emerging Market or Asia Pacific country will also entail risks specific and unique to that country, and these risks can be significant and change rapidly.

Changes in interest rates in each of the countries in which the Funds may invest, as well as interest rates in more-developed countries, may cause a decline in the market value of an investment. Generally, fixed income securities will decrease in value when interest rates rise and can be expected to rise in value when interest rates decline. As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated.

The Funds may invest in certain operating companies in China through legal structures known as variable interest entities (“VIEs”). In China, ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as the Fund) is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs. In such an arrangement, a China-based operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a foreign exchange, such as the New York Stock Exchange. Foreign investors hold stock in the shell company rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership.

VIEs are a longstanding industry practice and well known to officials and regulators in China; however, VIEs are not formally recognized under Chinese law. Recently, the government of China provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through VIE structures. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the shell company’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of the Funds’ associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.

In February 2022, Russian forces entered Ukraine and commenced an armed conflict. Economic sanctions have since been imposed on Russia and certain of its citizens, including the exclusion of Russia from the SWIFT global payments network. As a result, Russian-related stocks and debt have since suffered significant declines in value. The ongoing conflict, together with growing turmoil from fluctuations in commodity prices and foreign exchange rates, has the potential to impact adversely global economies and has driven a sharp increase in volatility across markets. The duration of the Russian-Ukraine conflict and its effect on financial markets cannot be determined with certainty. The Funds’ performance could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring these events. As of December 31, 2023, the Russian positions held across the Matthews Asia Funds were valued near zero.

D.

DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund and Matthews China Dividend Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. It is the policy of Matthews Asia Dividend Fund to distribute net investment income on a quarterly basis and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

114	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

The tax character of distributions paid for the fiscal years ended December 31, 2023 and December 31, 2022 were as follows:

YEAR ENDED DECEMBER 31, 2023	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Matthews Emerging Markets Equity Fund	$422,432	$—	$422,432
Matthews Emerging Markets Sustainable Future Fund	7,022,135	8,301,672	15,323,807
Matthews Emerging Markets Small Companies Fund	9,668,640	39,323,118	48,991,758
Matthews Asia Growth Fund	7,189,167	—	7,189,167
Matthews Pacific Tiger Fund	64,358,726	—	64,358,726
Matthews Asia Innovators Fund	290,255	—	290,255
Matthews China Fund	4,081,170	—	4,081,170
Matthews China Small Companies Fund	2,172,164	—	2,172,164
Matthews India Fund	14,188,398	8,461,800	22,650,198
Matthews Japan Fund	—	—	—
Matthews Asian Growth and Income Fund	11,994,498	—	11,994,498
Matthews Asia Dividend Fund	17,501,957	—	17,501,957
Matthews China Dividend Fund	6,178,415	—	6,178,415

YEAR ENDED DECEMBER 31, 2022	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Matthews Emerging Markets Equity Fund	$658,304	$—	$658,304
Matthews Emerging Markets Sustainable Future Fund	1,492,800	7,214,833	8,707,633
Matthews Emerging Markets Small Companies Fund	3,923,578	24,305,438	28,229,016
Matthews Asia Growth Fund	5	18,069,743	18,069,748
Matthews Pacific Tiger Fund	16,179,343	286,471,072	302,650,415
Matthews Asia Innovators Fund	—	104,645,624	104,645,624
Matthews China Fund	240	54,199,190	54,199,430
Matthews China Small Companies Fund	3,042,313	—	3,042,313
Matthews India Fund	708,348	82,241,918	82,950,266
Matthews Japan Fund	—	46,366,482	46,366,482
Matthews Asian Growth and Income Fund	12,257,793	20,816,547	33,074,340
Matthews Asia Dividend Fund	26,407,965	—	26,407,965
Matthews China Dividend Fund	9,296,913	3,944,924	13,241,837

E.

INVESTMENT TRANSACTIONS AND INCOME: Securities transactions are accounted for on the date the securities are purchased or sold or on the following business day. Financial statements reflect security transactions on trade date. Gains or losses on the sale of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Dividend income is generally recorded on the ex-dividend date net of any foreign taxes withheld at the source. Dividend income for certain issuers headquartered in countries which the Funds invest may not be recorded until approved by the shareholders (which may occur after the ex-dividend date) if, in the judgment of management, such dividends are not reasonably determined as of the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which they invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that may be payable if the securities were disposed of on the valuation date.

F.

FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Estimated expenses are accrued daily. Direct expenses of each Fund or class are charged to that Fund or class while general expenses are allocated pro-rata among the Funds based on net assets or other appropriate methods.

G.

CASH, CASH OVERDRAFTS, AND FOREIGN CURRENCY: When any of the Funds’ cash balances are overdrawn, a Fund is charged an overdraft fee by the custodian based on the BBH Overdraft Base Rate which are set daily reflecting BBH’s effective trading rate in the relevant local money markets on each day. In markets where a true money market rate is not available, or is not reflective of the market, the BBH Treasury Group sets overdraft rates on a market-by-market basis, taking into consideration market standards and conditions.

QFI accounts (i.e., the accounts through which the QFI quota is accessed) are required by the local market to maintain a cash reserve. The cash reserve is based upon a fixed ratio of the QFI’s approved investment quota, which is defined as the amount remitted into its special Renminbi (RMB) cash account. These amounts, if any, are included in “Segregated foreign currency at value” on the Statements of Assets and Liabilities. The fixed ratio is set at 0.08 percent for the Shanghai and 0.06 percent for the Shenzhen market.

H.

USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

I.

RECENT ACCOUNTING GUIDANCE: The FASB issued Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting in March 2020 and ASU 2021-01 in January 2021 which provided further amendments and clarifications to Topic 848. These ASUs provide optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR), and other interbank-offered

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Notes to Financial Statements (continued)

based reference rates, through December 31, 2022. In December, 2022, FASB issued ASU 2022-06 which defers the sunset date of Topic 848 from December 31, 2022, to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. Management intends to rely upon the relief provided under Topic 848, which is not expected to have a material impact on the fund’s financial statements.

In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, the funds opted to early adopt, as permitted, effective December 1, 2022. Adoption of the guidance did not have a material impact on the fund’s financial statements.

3.	CAPITAL SHARE TRANSACTIONS

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
MATTHEWS EMERGING MARKETS EQUITY FUND

Investor Class

Shares sold	130,199	$1,517,088	543,935	$6,760,608

Shares issued through reinvestment of distributions	14,802	172,882	14,921	169,949

Shares redeemed	(241,424)	(2,808,019)	(580,296)	(6,968,303)
Net (decrease)	(96,423)	($1,118,049)	(21,440)	($37,746)
Institutional Class

Shares sold	135,272	$1,568,754	538,021	$6,550,963

Shares issued through reinvestment of distributions	11,876	138,360	32,061	364,856

Shares redeemed	(1,291,280)	(15,062,357)	(999,790)	(10,801,893)
Net (decrease)	(1,144,132)	($13,355,243)	(429,708)	($3,886,074)
MATTHEWS EMERGING MARKETS SUSTAINABLE FUTURE FUND

Investor Class

Shares sold	1,400,341	$18,501,952	1,098,927	$14,356,992

Shares issued through reinvestment of distributions	218,988	2,728,585	126,489	1,643,095

Shares redeemed	(1,153,317)	(15,028,964)	(1,223,916)	(16,262,366)
Net increase (decrease)	466,012	$6,201,573	1,500	($262,279)
Institutional Class

Shares sold	9,725,550	$127,823,168	8,359,951	$109,214,942

Shares issued through reinvestment of distributions	934,309	11,650,833	520,431	6,765,600

Shares redeemed	(8,197,384)	(106,508,110)	(3,359,345)	(43,484,222)
Net increase	2,462,475	$32,965,891	5,521,037	$72,496,320
MATTHEWS EMERGING MARKETS SMALL COMPANIES FUND

Investor Class

Shares sold	6,657,405	$171,573,564	1,463,829	$36,219,282

Shares issued through reinvestment of distributions	805,324	20,414,960	435,633	10,354,992

Shares redeemed	(2,312,400)	(59,107,206)	(1,685,415)	(43,078,500)
Net increase	5,150,329	$132,881,318	214,047	$3,495,774
Institutional Class

Shares sold	6,161,600	$158,396,820	4,719,237	$119,349,047

Shares issued through reinvestment of distributions	932,178	23,593,436	709,335	16,832,529

Shares redeemed	(4,141,488)	(105,630,589)	(2,933,352)	(71,109,980)
Net increase	2,952,290	$76,359,667	2,495,220	$65,071,596
MATTHEWS ASIA GROWTH FUND

Investor Class

Shares sold	681,889	$14,671,656	2,196,500	$53,440,225

Shares issued through reinvestment of distributions	133,749	2,784,644	280,586	6,105,563

Shares redeemed	(4,000,268)	(83,059,590)	(9,394,517)	(217,632,827)
Net (decrease)	(3,184,630)	($65,603,290)	(6,917,431)	($158,087,039)
Institutional Class

Shares sold	2,171,266	$46,938,027	8,636,741	$205,709,835

Shares issued through reinvestment of distributions	183,188	3,861,598	461,447	10,165,668

Shares redeemed	(11,858,416)	(250,750,018)	(26,559,936)	(616,610,455)
Net (decrease)	(9,503,962)	($199,950,393)	(17,461,748)	($400,734,952)

116	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
MATTHEWS PACIFIC TIGER FUND

Investor Class

Shares sold	2,622,151	$53,264,269	6,112,939	$142,892,124

Shares issued through reinvestment of distributions	1,153,844	20,936,017	4,149,003	86,008,839

Shares redeemed	(19,399,003)	(376,726,108)	(23,272,445)	(523,023,023)
Net (decrease)	(15,623,008)	($302,525,822)	(13,010,503)	($294,122,060)
Institutional Class

Shares sold	28,865,705	$594,631,720	62,395,908	$1,443,573,678

Shares issued through reinvestment of distributions	2,010,240	36,465,745	9,622,597	199,476,439

Shares redeemed	(94,570,201)	(1,825,016,435)	(137,484,729)	(3,041,572,531)
Net (decrease)	(63,694,256)	($1,193,918,970)	(65,466,224)	($1,398,522,414)
MATTHEWS ASIA INNOVATORS FUND

Investor Class

Shares sold	3,379,530	$39,588,998	7,678,394	$115,859,588

Shares issued through reinvestment of distributions	259	2,861	4,958,740	58,612,306

Shares redeemed	(11,577,974)	(127,586,880)	(13,166,923)	(190,724,602)
Net (decrease)	(8,198,185)	($87,995,021)	(529,789)	($16,252,708)
Institutional Class

Shares sold	6,073,905	$71,458,317	9,489,396	$148,205,928

Shares issued through reinvestment of distributions	25,503	285,889	3,693,765	44,362,122

Shares redeemed	(11,400,103)	(126,539,681)	(44,606,226)	(688,227,731)
Net (decrease)	(5,300,695)	($54,795,475)	(31,423,065)	($495,659,681)
MATTHEWS CHINA FUND

Investor Class

Shares sold	5,405,372	$76,137,353	6,751,257	$111,112,645

Shares issued through reinvestment of distributions	205,358	2,318,493	2,084,117	31,178,384

Shares redeemed	(10,724,293)	(141,161,279)	(12,430,268)	(194,631,328)
Net (decrease)	(5,113,563)	($62,705,433)	(3,594,894)	($52,340,299)
Institutional Class

Shares sold	8,772,746	$124,615,158	15,868,949	$265,191,549

Shares issued through reinvestment of distributions	140,159	1,579,591	1,343,972	20,078,939

Shares redeemed	(16,651,610)	(207,963,225)	(27,424,340)	(427,780,367)
Net (decrease)	(7,738,705)	($81,768,476)	(10,211,419)	($142,509,879)
MATTHEWS CHINA SMALL COMPANIES FUND

Investor Class

Shares sold	1,298,646	$14,331,798	3,436,963	$44,992,214

Shares issued through reinvestment of distributions	175,856	1,551,048	173,336	1,984,698

Shares redeemed	(4,378,721)	(44,437,991)	(6,599,506)	(82,835,265)
Net (decrease)	(2,904,219)	($28,555,145)	(2,989,207)	($35,858,353)
Institutional Class

Shares sold	1,047,082	$11,271,484	2,927,129	$38,281,777

Shares issued through reinvestment of distributions	66,880	589,214	78,949	904,757

Shares redeemed	(2,169,833)	(21,888,754)	(9,263,348)	(106,586,014)
Net (decrease)	(1,055,871)	($10,028,056)	(6,257,270)	($67,399,480)
MATTHEWS INDIA FUND

Investor Class

Shares sold	3,919,696	$95,491,976	1,593,397	$42,087,227

Shares issued through reinvestment of distributions	676,925	17,586,533	2,952,961	67,091,273

Shares redeemed	(4,205,352)	(99,370,862)	(4,188,976)	(106,860,935)
Net increase	391,269	$13,707,647	357,382	$2,317,565
Institutional Class

Shares sold	2,213,514	$55,491,165	894,519	$22,947,980

Shares issued through reinvestment of distributions	136,550	3,622,667	456,719	10,591,311

Shares redeemed	(1,121,111)	(27,232,664)	(1,541,629)	(39,262,095)
Net increase (decrease)	1,228,953	$31,881,168	(190,391)	($5,722,804)

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Notes to Financial Statements (continued)

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
MATTHEWS JAPAN FUND

Investor Class

Shares sold	2,053,466	$33,532,012	1,890,537	$31,931,773

Shares issued through reinvestment of distributions	—	—	877,175	13,482,177

Shares redeemed	(2,411,922)	(39,284,868)	(5,698,655)	(100,302,819)
Net (decrease)	(358,456)	($5,752,856)	(2,930,943)	($54,888,869)
Institutional Class

Shares sold	9,113,265	$148,126,179	20,568,891	$361,445,980

Shares issued through reinvestment of distributions	—	—	1,915,282	29,495,342

Shares redeemed	(13,244,007)	(213,636,143)	(47,662,766)	(784,368,302)
Net (decrease)	(4,130,742)	($65,509,964)	(25,178,593)	($393,426,980)
MATTHEWS ASIAN GROWTH AND INCOME FUND

Investor Class

Shares sold	1,396,555	$17,652,386	2,072,697	$28,836,381

Shares issued through reinvestment of distributions	578,586	7,288,561	1,292,489	16,634,895

Shares redeemed	(9,682,174)	(123,004,211)	(9,901,120)	(135,266,079)
Net (decrease)	(7,707,033)	($98,063,264)	(6,535,934)	($89,794,803)
Institutional Class

Shares sold	3,200,353	$41,505,777	9,508,243	$131,777,583

Shares issued through reinvestment of distributions	329,356	4,177,281	1,200,111	15,469,643

Shares redeemed	(18,830,714)	(234,492,223)	(23,448,483)	(305,383,902)
Net (decrease)	(15,301,005)	($188,809,165)	(12,740,129)	($158,136,676)
MATTHEWS ASIA DIVIDEND FUND

Investor Class

Shares sold	1,959,768	$26,746,118	7,514,453	$115,243,327

Shares issued through reinvestment of distributions	411,838	5,421,653	505,887	7,582,603

Shares redeemed	(18,593,714)	(249,195,190)	(46,253,275)	(662,868,059)
Net (decrease)	(16,222,108)	($217,027,419)	(38,232,935)	($540,042,129)
Institutional Class

Shares sold	8,552,111	$116,613,098	39,426,296	$582,376,055

Shares issued through reinvestment of distributions	812,192	10,685,012	1,155,172	17,289,211

Shares redeemed	(56,199,056)	(757,417,514)	(112,802,946)	(1,587,005,266)
Net (decrease)	(46,834,753)	($630,119,404)	(72,221,478)	($987,340,000)
MATTHEWS CHINA DIVIDEND FUND

Investor Class

Shares sold	1,208,680	$17,048,437	2,997,704	$43,780,103

Shares issued through reinvestment of distributions	313,080	3,747,677	563,832	8,208,582

Shares redeemed	(4,169,134)	(51,639,118)	(6,111,791)	(84,105,056)
Net (decrease)	(2,647,374)	($30,843,004)	(2,550,255)	($32,116,371)
Institutional Class

Shares sold	1,693,605	$23,175,473	2,658,451	$38,472,050

Shares issued through reinvestment of distributions	183,645	2,193,203	320,617	4,657,289

Shares redeemed	(3,953,406)	(50,423,051)	(4,375,736)	(62,829,410)
Net (decrease)	(2,076,156)	($25,054,375)	(1,396,668)	($19,700,071)

4.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Matthews, a registered investment advisor under the 1940 Act, provides the Funds with investment management services. Pursuant to the prior Investment Advisory Agreement dated August 13, 2004, as amended (the “Prior Advisory Agreement”) and the current Investment Advisory Agreement dated February 1, 2016, as amended (the “Current Advisory Agreement,” and together with the Prior Advisory Agreement, the “Advisory Agreement”), the Funds pay Matthews (i) for management and advisory services; and (ii) for certain administrative services, an annual fee as a percentage of average daily net assets. Under the Advisory Agreement each of the Funds, other than Matthews Emerging Markets Small Companies Fund and Matthews China Small Companies Fund (the “Family-Priced Funds”), pays Matthews 0.75% of their aggregate average daily net assets up to $2 billion, 0.6834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.65% of their aggregate average daily net assets over $5 billion up to $25 billion, 0.64% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.63% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.62% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.61% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.60% of their aggregate average daily net assets over $45 billion. Each of the Matthews Emerging Markets Small Companies Fund and the Matthews China Small Companies Fund pays Matthews an annual fee of 1.00% of the average daily net assets of such Fund up to $1 billion and 0.95% of the average daily net assets of such Fund over $1 billion pursuant to the Advisory Agreement. Each Fund pays Matthews a monthly fee at the annual rate using the applicable management fee calculated based on the actual number of days of that month and based on the Fund’s average daily net asset value for the month.

118	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

Pursuant to a fee waiver letter agreement, effective as of September 1, 2014, between the Trust, on behalf of the Family-Priced Funds, and Matthews (as amended from time to time, the “Fee Waiver Agreement”), for each Family-Priced Fund, Matthews has agreed to waive a portion of the fee payable under the Advisory Agreement and a portion of the fee payable under the Administration and Shareholder Services Agreement, if any Family-Priced Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of a Family-Priced Fund that are over $3 billion, the fee rates that otherwise would be applied for calculating fees payable under the Advisory Agreement and the Administration and Shareholder Services Agreement for such Family-Priced Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%.

Investment advisory fees charged, waived fees and reimbursed additional expenses for the year ended December 31, 2023, were as follows:

	Gross Advisory Fees	Advisory Fees Waived and Expenses Waived or Reimbursed in Excess of the Expense Limitation	Net Advisory Fee/ (Net Reimbursement)
Matthews Emerging Markets Equity Fund	$165,051	($143,956)	$21,095
Matthews Emerging Markets Sustainable Future Fund	1,554,456	—	1,554,456
Matthews Emerging Markets Small Companies Fund	5,015,523	(960,093)	4,055,430
Matthews Asia Growth Fund	3,650,147	—	3,650,147
Matthews Pacific Tiger Fund	23,257,575	(54,495)	23,203,080
Matthews Asia Innovators Fund	3,016,480	—	3,016,480
Matthews China Fund	4,626,467	—	4,626,467
Matthews China Small Companies Fund	1,312,855	(200,612)	1,112,243
Matthews India Fund	4,408,096	—	4,408,096
Matthews Japan Fund	4,462,435	—	4,462,435
Matthews Asian Growth and Income Fund	3,540,355	—	3,540,355
Matthews Asia Dividend Fund	10,447,486	—	10,447,486
Matthews China Dividend Fund	1,298,160	—	1,298,160

Under a written agreement between the Funds and Matthews (the “Operating Expense Agreement”), Matthews agrees to waive fees and reimburse expenses to a Fund if its expense ratio exceeds a certain percentage level. For all Funds, except the Matthews Emerging Markets Equity Fund, the Matthews Emerging Markets Sustainable Future Fund and the Matthews Emerging Markets Small Companies Fund, this level is 1.20% for the Institutional Class. For the Matthews Emerging Markets Equity Fund, this level is 0.90% for the Institutional Class. For the Matthews Emerging Markets Sustainable Future Fund and the Matthews Emerging Markets Small Companies Fund, this level is 1.15% for the Institutional Class. Matthews agrees to reduce the expense ratio for the Investor Class by waiving an equal amount of non-class specific expenses (e.g., custody fees) as the Institutional Class. Because certain expenses of the Investor Class may be higher than those of the Institutional Class and because class specific expenses may be waived solely for the Institutional Class, total annual Fund expenses for the Investor Class may exceed 1.20% (or 0.90% for the Matthews Emerging Markets Equity Fund, or 1.15% for the Matthews Emerging Markets Sustainable Future Fund and Matthews Emerging Markets Small Companies Fund). In turn, if the expenses of a Fund, fall below the level noted within three years after Matthews has made such a reimbursement, the Fund may reimburse Matthews up to an amount of the recoupment available not to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will continue through April 30, 2025, may be extended for additional periods not exceeding one year, and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

Waived Fees Subject to Possible Future Recoupment:

On December 31, 2023, the amounts expired and subject to possible future recoupment under the expense limitation agreement are as follows:

	Expired December 31,	Expiring December 31,
	2023	2024	2025	2026
Matthews Emerging Markets Equity Fund	$231,409	$248,206	$263,291	$143,956
Matthews Emerging Markets Small Companies Fund	378,868	638,812	647,978	960,093
Matthews China Small Companies Fund	362,019	309,590	388,736	200,612

The Funds have an Administration and Shareholder Services Agreement dated August 13, 2004, as amended (the “Shareholder Services Agreement” or “Services Agreement”), in which the Funds pay an annual administration and shareholder servicing fee to Matthews, as a percentage of the average daily net assets of each Fund in aggregate, computed and prorated on a daily basis. Under the Shareholder Services Agreement, the Funds in the aggregate pay Matthews 0.25% of their aggregate average daily net assets up to $2 billion, 0.1834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.15% of their aggregate average daily net assets over $5 billion up to $7.5 billion, 0.125% of their aggregate average daily net assets over $7.5 billion up to $15 billion, 0.11% of their aggregate average daily net assets over $15 billion up to $22.5 billion, 0.10% of their aggregate average daily net assets over $22.5 billion up to $25 billion, 0.09% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.08% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.07% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.06% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.05% of their aggregate average daily net assets over $45 billion.

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Notes to Financial Statements (continued)

Administration and shareholder servicing fees charged, for the year ended December 31, 2023, were as follows:

	Gross Administration and Shareholder Servicing Fees	Administration and Shareholder Servicing Fees Waived in Excess of Expense Limitation	Net Administration and Shareholder Servicing Fees
Matthews Emerging Markets Equity Fund	$42,566	$—	$42,566
Matthews Emerging Markets Sustainable Future Fund	402,204	—	402,204
Matthews Emerging Markets Small Companies Fund	893,272	—	893,272
Matthews Asia Growth Fund	938,233	—	938,233
Matthews Pacific Tiger Fund	5,980,014	(54,495)	5,925,519
Matthews Asia Innovators Fund	776,190	—	776,190
Matthews China Fund	1,190,414	—	1,190,414
Matthews China Small Companies Fund	230,701	—	230,701
Matthews India Fund	1,143,239	—	1,143,239
Matthews Japan Fund	1,153,909	—	1,153,909
Matthews Asian Growth and Income Fund	910,316	—	910,316
Matthews Asia Dividend Fund	2,688,362	—	2,688,362
Matthews China Dividend Fund	333,530	—	333,530

In addition to the fees paid to the Funds’ transfer agent, the Funds bear the cost of fees paid to certain service providers or intermediaries, including supermarkets, which provide transfer agency, record-keeping and shareholder servicing to certain shareholders. These fees are referred to as intermediary service fees on the Statements of Assets and Liabilities as well as the Statements of Operations. Additional information concerning these services and fees is contained in the Funds’ prospectuses.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), an indirect wholly owned subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ administrator, and in that capacity, performs various administrative and accounting services for each Fund. BNY Mellon also serves as the Funds’ transfer agent, dividend disbursing agent and registrar. An officer of BNY Mellon serves as Assistant Treasurer to the Funds. Total fees accrued by the Funds for administration and accounting services for the year ended December 31, 2023 were as follows:

Administration and Accounting fees
Matthews Emerging Markets Equity Fund	$1,930
Matthews Emerging Markets Sustainable Future Fund	18,164
Matthews Emerging Markets Small Companies Fund	40,124
Matthews Asia Growth Fund	42,719
Matthews Pacific Tiger Fund	272,178
Matthews Asia Innovators Fund	35,294
Matthews China Fund	54,133
Matthews China Small Companies Fund	10,503
Matthews India Fund	51,478
Matthews Japan Fund	52,151
Matthews Asian Growth and Income Fund	41,432
Matthews Asia Dividend Fund	122,240
Matthews China Dividend Fund	15,195

As of December 31, 2023, Matthews and its affiliates held significant shares in the Funds as follows:

	Shares held by Matthews and its Affiliates	Percentage of Outstanding Shares
Matthews Emerging Markets Equity Fund	479,071	27%

Certain officers and Trustees of the Funds are also officers and directors of Matthews. All officers serve without compensation from the Funds. The Funds paid the Independent Trustees $1,106,311 in aggregate for regular compensation during the year ended December 31, 2023.

120	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

5.	INVESTMENTS

The value of investment transactions made for unaffiliated holdings for the year ended December 31, 2023 were as follows:

	Unaffiliated Purchases	Proceeds from Unaffiliated Sales
Matthews Emerging Markets Equity Fund	$6,317,004	$20,715,205
Matthews Emerging Markets Sustainable Future Fund	137,716,277	110,048,711
Matthews Emerging Markets Small Companies Fund	289,005,130	134,253,394
Matthews Asia Growth Fund	401,554,174	673,468,929
Matthews Pacific Tiger Fund	483,704,686	1,973,198,989
Matthews Asia Innovators Fund	1,067,409,242	1,211,594,046
Matthews China Fund	329,035,315	458,187,836
Matthews China Small Companies Fund	75,873,588	116,548,293
Matthews India Fund	368,163,165	327,288,317
Matthews Japan Fund	638,823,500	712,087,573
Matthews Asian Growth and Income Fund	60,224,769	338,934,795
Matthews Asia Dividend Fund	1,127,815,559	1,951,373,901
Matthews China Dividend Fund	50,085,572	105,805,664

6.	INCOME TAX INFORMATION

It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 2023. Therefore, no federal income tax provision is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of December 31, 2023, the components of accumulated earnings/deficit on tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards
Matthews Emerging Markets Equity Fund	$15,753	$—	($5,511,740)
Matthews Emerging Markets Sustainable Future Fund	922,729	—	—
Matthews Emerging Markets Small Companies Fund	3,231,448	3,645,052	(81,857,957)
Matthews Asia Growth Fund	5,653,848	—	(191,108,276)
Matthews Pacific Tiger Fund	26,865,309	—	(136,707,674)
Matthews Asia Innovators Fund	—	—	(365,022,903)
Matthews China Fund	6,669,306	—	(249,092,745)
Matthews China Small Companies Fund	92,136	—	(141,217,659)
Matthews India Fund	266,756	25,731,850	—
Matthews Japan Fund	13,706,435	—	(182,262,551)
Matthews Asian Growth and Income Fund	7,565,556	—	(24,542,384)
Matthews Asia Dividend Fund	5,063,857	—	(325,014,516)
Matthews China Dividend Fund	2,371,419	—	(48,409,941)

	Late Year Losses*	Other Temporary Differences	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/(Deficit)
Matthews Emerging Markets Equity Fund	($250,173)	$—	($2,299,095)	($8,045,255)
Matthews Emerging Markets Sustainable Future Fund	(6,958,191)	—	($3,280,826)	(9,316,288)
Matthews Emerging Markets Small Companies Fund	—	—	33,795,595	(41,185,862)
Matthews Asia Growth Fund	(24,948,821)	—	40,328,582	(170,074,667)
Matthews Pacific Tiger Fund	(22,185,276)	—	140,432,149	8,404,508
Matthews Asia Innovators Fund	(39,910,603)	—	17,744,143	(387,189,363)
Matthews China Fund	(19,976,535)	—	(245,506,865)	(507,906,839)
Matthews China Small Companies Fund	—	—	(18,526,224)	(159,651,747)
Matthews India Fund	—	—	128,076,999	154,075,605
Matthews Japan Fund	—	—	79,541,106	(89,015,010)
Matthews Asian Growth and Income Fund	(6,675,723)	—	(11,501,192)	(35,153,743)
Matthews Asia Dividend Fund	—	—	(42,210,429)	(362,161,088)
Matthews China Dividend Fund	(5,763,461)	—	(34,849,114)	(86,651,097)

*	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next fiscal year.
**

The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

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Notes to Financial Statements (continued)

As of December 31, 2023, the Funds have capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	Amount With No Expiration
	Short-term Losses	Long-term Losses	Total
Matthews Emerging Markets Equity Fund	$3,760,174	$1,751,566	$5,511,740
Matthews Emerging Markets Small Companies Fund	—	81,857,957	81,857,957
Matthews Asia Growth Fund	147,700,945	43,407,331	191,108,276
Matthews Pacific Tiger Fund	36,136,924	100,570,750	136,707,674
Matthews Asia Innovators Fund	182,431,142	182,591,761	365,022,903
Matthews China Fund	113,008,257	136,084,488	249,092,745
Matthews China Small Companies Fund	53,830,257	87,387,402	141,217,659
Matthews Japan Fund	163,326,006	18,936,545	182,262,551
Matthews Asian Growth and Income Fund	12,592,875	11,949,509	24,542,384
Matthews Asia Dividend Fund	325,014,516	—	325,014,516
Matthews China Dividend Fund	25,846,673	22,563,268	48,409,941

The following Funds utilized capital loss carryforwards in the current year:

Utilized Capital Loss Carryforwards
Matthews Emerging Markets Small Companies Fund	$1,760,397
Matthews Asian Growth and Income Fund	26,016,180
Matthews Asia Dividend Fund	26,441,381

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. The permanent differences are primarily attributable to investments in PFICs, non-deductible expenses, foreign currency reclassification, NOL (net operating loss) adjustments, capital gains tax, distributions in excess of current earnings and profits, re-characterization of distributions, investment in swaps, adjustments on distributions related to taxable spinoffs and the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes. For the year ended December 31, 2023, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

	Increase/(Decrease) Capital Paid-in	Increase/(Decrease) Total Distributable Earnings/(Accumulated Loss)
Matthews Emerging Markets Sustainable Future Fund	$1,998,728	$(1,998,728)
Matthews Emerging Markets Small Companies Fund	3,389,690	(3,389,690)
Matthews Pacific Tiger Fund	—	—
Matthews India Fund	317,809	(317,809)

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Notes to Financial Statements (continued)

As of December 31, 2023, the tax cost of investments and the related net unrealized appreciation and depreciation were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Matthews Emerging Markets Equity Fund	$22,845,785	$2,698,503	($4,984,581)	($2,286,078)
Matthews Emerging Markets Sustainable Future Fund	214,628,926	35,098,720	(36,745,838)	(1,647,118)
Matthews Emerging Markets Small Companies Fund	576,132,838	130,263,217	(90,583,176)	39,680,041
Matthews Asia Growth Fund	328,359,002	55,038,611	(14,117,577)	40,921,034
Matthews Pacific Tiger Fund	1,800,986,791	458,862,369	(298,164,053)	160,698,316
Matthews Asia Innovators Fund	290,210,932	33,726,838	(14,570,937)	19,155,901
Matthews China Fund	704,103,987	38,907,609	(284,413,985)	(245,506,376)
Matthews China Small Companies Fund	107,919,123	6,152,222	(24,681,743)	(18,529,521)
Matthews India Fund	632,184,953	173,573,026	(17,567,644)	156,005,382
Matthews Japan Fund	558,804,238	88,696,587	(9,167,593)	79,528,994
Matthews Asian Growth and Income Fund	328,261,005	58,812,063	(69,846,758)	(11,034,695)
Matthews Asia Dividend Fund	1,114,622,242	99,108,450	(138,498,904)	(39,390,454)
Matthews China Dividend Fund	152,327,670	6,354,536	(41,202,177)	(34,847,641)

7.	SUBSEQUENT EVENTS

Effective January 1, 2024, pursuant to an amendment to the Investment Advisory Agreement, the advisory fee for each of the Matthews Emerging Markets Small Companies Fund and the Matthews China Small Companies Fund was reduced from 1.00% of average daily net assets (as described in Note 4) to 0.85% of average daily net assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Matthews International Funds and Shareholders of Matthews Emerging Markets Equity Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Emerging Markets Sustainable Future Fund, Matthews Asia Innovators Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Emerging Markets Small Companies Fund, and Matthews China Small Companies Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Matthews Emerging Markets Equity Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Emerging Markets Sustainable Future Fund, Matthews Asia Innovators Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Emerging Markets Small Companies Fund, and Matthews China Small Companies Fund (thirteen of the funds constituting Matthews International Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, CA

February 23, 2024

We have served as the auditor of one or more investment companies in Matthews International Funds since 2007.

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Tax Information (unaudited)

For shareholders who do not have a December 31, 2023 tax year-end, this notice is for informational purposes. For the period January 1, 2023 to December 31, 2023, the Funds report the following items with regard to distributions paid during the period. All reports are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

1. Qualified Dividend Income

The Funds report a portion of the ordinary income distributed during the year ended December 31, 2023 as Qualified Dividend Income (“QDI”) as defined in the Internal Revenue code as follows:

QDI Portion
Matthews Emerging Markets Equity Fund	100.00%
Matthews Emerging Markets Sustainable Future Fund	13.60%
Matthews Emerging Markets Small Companies Fund	18.24%
Matthews Asia Growth Fund	100.00%
Matthews Pacific Tiger Fund	53.36%
Matthews Asia Innovators Fund	100.00%
Matthews China Fund	100.00%
Matthews China Small Companies Fund	100.00%
Matthews India Fund	38.45%
Matthews Japan Fund	0.00%
Matthews Asian Growth and Income Fund	50.59%
Matthews Asia Dividend Fund	100.00%
Matthews China Dividend Fund	81.92%

2. Dividends Received Deduction

The Funds report a Dividend Received Deduction pursuant to Section 854 of the Internal Revenue Code for the year ended December 31, 2023 as follows:

Matthews Emerging Markets Equity Fund	2.29%
Matthews Emerging Markets Sustainable Future Fund	1.05%
Matthews Emerging Markets Small Companies Fund	0.00%
Matthews Asia Growth Fund	0.00%
Matthews Pacific Tiger Fund	1.53%
Matthews Asia Innovators Fund	9.81%
Matthews China Fund	0.05%
Matthews China Small Companies Fund	0.00%
Matthews India Fund	0.11%
Matthews Japan Fund	0.00%
Matthews Asian Growth and Income Fund	2.58%
Matthews Asia Dividend Fund	0.87%
Matthews China Dividend Fund	0.64%

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Tax Information (unaudited) (continued)

3. Long-Term Capital Gain Distributions

The Funds report Long-Term Capital Gain distributions pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2023 as follows:

Long-Term Capital Gains
Matthews Emerging Markets Equity Fund	$—
Matthews Emerging Markets Sustainable Future Fund	8,301,673
Matthews Emerging Markets Small Companies Fund	39,323,118
Matthews Asia Growth Fund	—
Matthews Pacific Tiger Fund	—
Matthews Asia Innovators Fund	—
Matthews China Fund	—
Matthews China Small Companies Fund	—
Matthews India Fund	8,461,800
Matthews Japan Fund	—
Matthews Asian Growth and Income Fund	—
Matthews Asia Dividend Fund	—
Matthews China Dividend Fund	—

4. Foreign Taxes Paid

The Funds have elected to pass through to their shareholders the foreign taxes paid for year ended December 31, 2023 as follows:

	Foreign Source Income	Foreign Taxes Paid/(Credit)
Matthews Emerging Markets Equity Fund	$688,182	$47,266
Matthews Emerging Markets Sustainable Future Fund	2,700,661	322,124
Matthews Emerging Markets Small Companies Fund	7,549,687	904,610
Matthews Asia Growth Fund	9,656,312	827,522
Matthews Pacific Tiger Fund	68,504,088	6,809,112
Matthews Asia Innovators Fund	6,997,594	581,034
Matthews China Fund	14,956,785	966,763
Matthews China Small Companies Fund	2,019,426	61,609
Matthews India Fund	11,362,888	1,905,708
Matthews Japan Fund	—	—
Matthews Asian Growth and Income Fund	17,728,867	1,242,200
Matthews Asia Dividend Fund	45,585,598	3,651,506
Matthews China Dividend Fund	7,461,041	350,344

5. Qualified Interest Income

The Funds report a portion of the net income dividends distributed during the year ended December 31, 2023, as Qualified Interest Income (QII), as defined in the Internal Revenue Code as follows:

QII Portion
Matthews Emerging Markets Equity Fund	1.07%
Matthews Emerging Markets Sustainable Future Fund	0.56%
Matthews Emerging Markets Small Companies Fund	1.11%
Matthews Asia Growth Fund	0.44%
Matthews Pacific Tiger Fund	1.01%
Matthews Asia Innovators Fund	3.85%
Matthews China Fund	0.30%
Matthews China Small Companies Fund	0.21%
Matthews India Fund	4.18%
Matthews Japan Fund	0.00%
Matthews Asian Growth and Income Fund	1.56%
Matthews Asia Dividend Fund	1.77%
Matthews China Dividend Fund	1.63%

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Tax Information (unaudited) (continued)

6. Qualified Short-Term Capital Gain Dividends

The Funds designate a portion of the short term capital gain dividends distributed during the year ended December 31, 2023, as Qualified Short Term Gain, as defined in the Internal Revenue Code as follows:

Short-Term Gains
Matthews Emerging Markets Equity Fund	0.00%
Matthews Emerging Markets Sustainable Future Fund	100.00%
Matthews Emerging Markets Small Companies Fund	0.00%
Matthews Asia Growth Fund	0.00%
Matthews Pacific Tiger Fund	0.00%
Matthews Asia Innovators Fund	0.00%
Matthews China Fund	0.00%
Matthews China Small Companies Fund	0.00%
Matthews India Fund	0.00%
Matthews Japan Fund	0.00%
Matthews Asian Growth and Income Fund	0.00%
Matthews Asia Dividend Fund	0.00%
Matthews China Dividend Fund	0.00%

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Approval of Advisory Agreement (unaudited)

The Funds, which are series of the Trust, have retained Matthews International Capital Management, LLC (“Matthews”) to manage their assets pursuant to an Investment Advisory Agreement dated as of February 1, 2016, as amended (the “Advisory Agreement”), which has been approved by the Board of Trustees of the Trust, including all of the Trustees who are not “interested persons” (“Independent Trustees”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), as well as by the shareholders of each Fund in accordance with the requirements of the 1940 Act. Following an initial two-year term with respect to each Fund, the Advisory Agreement continues in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for that purpose (the “Annual 15(c) Process”).

At a meeting held on August 23-24, 2023 (the “Meeting”), the Board, including all of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional one-year term beginning February 1, 2024 with respect to each Fund.

At the Meeting and at a prior meeting of the Independent Trustees on August 18, 2023, the Board received and considered information (both written and oral) provided to assist it in the review of the Advisory Agreement and made assessments with respect to each Fund individually. The Independent Trustees were advised by independent legal counsel with respect to these matters. Prior to the August 18, 2023 meeting, a working group of Independent Trustees and independent legal counsel had met with representatives of Matthews on August 2, 2023 to review relevant information in connection with the Annual 15(c) Process. After the August 2, 2023 and August 18, 2023 meetings, the Independent Trustees asked Matthews to provide certain additional information and to respond to certain additional questions at the Meeting. The Independent Trustees then reviewed this supplemental information, which was provided prior to and at the Meeting. The Independent Trustees discussed the renewal of the Advisory Agreement with representatives of Matthews and among themselves in private sessions on various occasions at which no representatives of Matthews were present.

In addition, the Board received presentations about the Funds throughout the year from management. Among the information considered by the Board were responses to a detailed information request sent on behalf of the Independent Trustees by their independent legal counsel. Matthews furnished extensive information in response to this request with respect to many subjects relating to the Advisory Agreement and other related agreements and addressed many of the factors discussed below, including, but not limited to, information about the services provided by Matthews, its structure, organization, operations and personnel, the financial condition of Matthews and the profitability to Matthews from the Advisory Agreement, compliance procedures and resources, investment performance of the Funds, expenses of the Funds, brokerage and portfolio transactions, distribution and marketing of the Funds, shareholder services and relationships with intermediaries, and other information considered relevant.

In considering information relating to management fee levels, which the Board considers to be the advisory and administrative fees both separately and on a combined basis, the Board considered, among other things, information provided by Matthews as to Fund management services and fees as compared to advisory services and fees charged by Matthews to its institutional clients and pooled vehicles organized outside of the United States. The Trustees also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to appropriate peer groups of mutual funds, as well as performance data provided by Matthews with respect to unmanaged benchmarks and pooled vehicles or other accounts managed by Matthews with similar investment objectives and/or strategies to the Funds, as applicable.

The Independent Trustees also considered that they had engaged an independent data provider, Broadridge, to assist them in their Annual 15(c) Process. The Independent Trustees considered the work and analysis performed by the independent data provider in selecting appropriate peer groups for the Funds. Furthermore, throughout the course of the year, the Board received a wide variety of materials relating to the services provided by Matthews, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent, and quality of services provided by Matthews to the Funds. The Board also considered that, under the Administration and Shareholder Services Agreement, Matthews provides additional services to the Funds that are essential to the operation of the Funds and that, although Matthews is separately compensated under that agreement, these additional services are provided in connection with Matthews’ advisory relationship with the Funds.

In addition to the information furnished by Matthews, the Trustees were provided with a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Advisory Agreement and discussed these matters with their counsel. The Board’s consideration of all this information, both at the Meeting and throughout the year, is part of a systematic process that it has used, and continues to use with regard to the Annual 15(c) Process.

The Trustees’ determinations at the Meeting were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Advisory Agreement with respect to each Fund, the Independent Trustees did not

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Approval of Advisory Agreement (unaudited) (continued)

identify any single factor or particular piece of information that, in isolation, was controlling. Each Independent Trustee may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

1.	The nature, extent and quality of the services provided by Matthews under the Advisory Agreement.

The Trustees considered the overall financial strength and long-term stability of Matthews and its ability to continue to provide a high level and high quality of services to the Funds. The Trustees considered that despite recent challenging conditions with respect to revenues and profitability of the organization, which have been caused by contracting revenues and assets under management, a difficult geopolitical environment and market volatility, Matthews has continued to provide high quality services to the Funds. They noted that past periods of volatile and challenging securities markets had not resulted in a diminution of services and that Matthews has always demonstrated a commitment to employ the resources necessary to maintain the high level of quality and services to the Funds. The Trustees positively viewed Matthews’ emphasis on preserving and enhancing portfolio management team resources, and careful business planning and management.

The Trustees considered the experience and qualifications of the executive and portfolio management personnel at Matthews who are responsible for providing services to the Funds and who are responsible for the daily management of the Funds’ portfolios. The Trustees noted that Matthews had experienced some turnover at the senior executive and professional staff levels in recent years. In this regard, the Trustees reviewed with Matthews the efforts undertaken to replace staff where appropriate and to otherwise minimize its impact on the Funds, including enhancements to the portfolio management teams of certain Funds. They also reviewed Matthews’ retention strategies and recent personnel developments relevant to certain of the Funds. They discussed efforts by Matthews to provide appropriate support to the Funds, including, but not limited to, appropriate back-up support for each Fund such as, but not limited to, enhancing the structure of the portfolio management teams to better recognize Matthews’ bench of talent, and ensuring succession plans are put in place. Among the improved capabilities noted by the Independent Trustees over the past several years are enhanced risk analytical resources and related professionals, including the ongoing enhancements to compliance, risk management, technology, business infrastructure, operations, marketing and client service, as well as enhancements to financial intermediary oversight and valuation practices.

As in past years, the Trustees considered the technical capabilities of Matthews, including the design and implementation of its disaster recovery and business continuity infrastructure. The Trustees also considered the Chief Compliance Officer’s report regarding Matthews’ compliance resources, risk assessment and other compliance initiatives and programs. The Trustees concluded that Matthews has implemented a robust and diligent compliance process, and demonstrates a strong commitment to a culture of compliance. The Independent Trustees took into consideration Matthews’ description of its supervision of the activities of the Funds’ various service providers, as well as supporting the Independent Trustees’ responsibilities and requests and its responsiveness to questions and/or concerns raised by the Trustees throughout the year.

The Trustees noted the significant role played by Matthews, as valuation designee, with respect to the valuation of portfolio securities, including research and analysis related to fair valued securities and due diligence and oversight of pricing vendors.

The Trustees concluded that Matthews had the quality of personnel and other investment resources essential to performing its duties under the Advisory Agreement, and that the nature, overall quality, cost and extent of such management services are satisfactory.

2.	The investment performance of the Funds.

The Trustees reviewed the short-term and long-term performance of each Fund on both an absolute basis and in comparison to appropriate peer funds, benchmark indices and to the extent they exist, Matthews’ similarly managed accounts, all for various periods ending June 30, 2023. The Trustees considered investment results in light of each Fund’s objective, strategies and market conditions, noting periods during which there were challenging investment conditions in various Asian and emerging markets. The Independent Trustees reviewed information as to peer group selections presented by Broadridge. In doing so, the Trustees recognized and took into account that the specialized nature of the Funds made it sometimes difficult to fairly benchmark performance against peers and also took into account that certain funds had a very limited universe of peers. The Board also considered that many of the Funds had investment objectives, goals and strategies that were very different from non-managed broad-based benchmarks, which rendered performance comparisons against such broad-based benchmarks of lesser utility. In this regard, the Board took into account that the Funds are not designed to perform like broad-based indices and therefore that most investors in the Funds likely are not seeking to achieve benchmark-like returns.

The Trustees reviewed each Fund’s performance on a case-by-case basis and noted that some Funds had outperformed their Performance Universe over certain periods and/or exceeded the return of their respective benchmark while others underperformed their Performance Universe over certain periods and/or trailed the return of their respective benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s long-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record was measured as of a specific ending date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader per-

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Approval of Advisory Agreement (unaudited) (continued)

spective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions.

The Trustees discussed with Matthews the fact that certain periods of underperformance may be transitory while other periods of underperformance may be caused by factors that warrant further consideration. To the extent of any concerns about performance with respect to any particular period for a Fund, the Trustees noted that Matthews had provided an explanation for that performance, explained its reasons for maintaining a consistent investment philosophy and discussed action taken to improve performance. For example, the Trustees recognized actions taken by Matthews from time to time in response to performance concerns, such as changes to members of a portfolio management team or changes in the investment process and strategies of certain Funds. A summary of each Fund’s performance track record is provided below.

For Matthews Pacific Tiger Fund, the Trustees noted that there were not enough funds in the peer universe to assign quintile performance for the ten-year and since-inception periods, but that the Fund’s performance ranked in the fifth quintile for the one-year period, the second quintile for the three-year period and the fifth quintile for the five-year period. The Trustees also noted that the Fund underperformed the median of its peer group for the one-year, five-year, ten-year and since-inception periods and outperformed that median for the three-year period. The Trustees took into account, however, that because the peer universe for the Fund was small over the longer time periods, with only a few comparable funds, relative peer performance was of less use for those periods than if the peer universe were larger. The Board considered Matthews’ discussion regarding the factors contributing to the periods of underperformance and took into account changes implemented in the portfolio by Matthews to address that underperformance.

For Matthews Asian Growth and Income Fund, the Trustees noted that the Fund has experienced improved performance due, in part, to changes implemented in the portfolio. The Trustees also noted that there were not enough funds in the peer universe to assign quintile performance for the ten-year and since-inception periods, but that the Fund ranked in the first quintile for the one-year and three-year periods and the third quintile for the five-year period. The Trustees also noted that the Fund outperformed the median of its peer group for the one-, three- and five-year periods and underperformed that median for the ten-year and since-inception periods. The Trustees took into account, however, that because the peer universe for the Fund was small over the longer time periods, with only a few comparable funds, relative peer performance was of less use for those periods than if the peer universe were larger.

For Matthews China Fund, the Trustees noted that there were not enough funds in the peer universe to assign quintile performance for the since-inception period, but that perform-

ance had ranked in the fourth quintile for the one-year period, third quintile for the three-year and ten-year periods and second quintile for the five-year period. The Trustees also noted that the Fund outperformed the median of its peer funds for the five-year period but underperformed that median for each of the other periods reviewed. The Trustees took into account, however, that because the peer universe for the Fund was small over the since-inception period, with only two comparable funds, relative peer performance was of less use for that period than if the peer universe were larger.

For Matthews Japan Fund, the Trustees noted that there were not enough funds in the peer universe to assign quintile performance for the ten-year and since-inception periods, but that the Fund’s performance had ranked in the third quintile for the one-year, three-year and five-year periods. The Trustees also noted that the Fund performed at or near the median of its peer funds over the one-year, three-year, and five-year periods and outperformed that median over the ten-year and since inception periods. The Trustees took into account, however, that because the peer universe for the Fund was small over the ten-year and since-inception periods, with only a few comparable funds, relative peer performance was of less use for those periods than if the peer universe were larger.

For Matthews Asia Innovators Fund, the Trustees noted that there were not enough funds in the peer universe to assign quintile performance for the ten-year and since-inception periods, but that the Fund’s performance ranked in the fifth quintile for the one-year period, the fourth quintile for the three-year period and the second quintile for the five-year period. The Trustees also noted that the Fund underperformed the median of its peer funds over the one-year and three-year periods and outperformed that median over the five-year, ten-year and since-inception periods. The Trustees took into account, however, that because the peer universe for the Fund was small over the ten-year and since-inception periods, with only a few comparable funds, relative peer performance was of less use for those periods than if the peer universe were larger. The Trustees took into consideration Matthews’ discussions regarding the factors that had contributed to the Fund’s shorter-term underperformance and efforts undertaken to improve performance.

For Matthews Asia Growth Fund, the Trustees noted that there were not enough funds in the peer universe to assign quintile performance for any period. The Trustees further noted that the Fund underperformed the median of its peer group for the one-year, three-year, five-year, ten-year and since-inception periods. The Trustees took into account, however, that because the peer universe for the Fund was small, with only two comparable funds, relative peer performance was of less use for those periods than if the peer universe were larger. The Trustees further took into account the narrower dispersion of underperformance against the medians. The Trustees also took into consideration Matthews’ discussions regarding the factors that had contributed to the Fund’s underperformance as well as efforts undertaken to improve performance.

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Approval of Advisory Agreement (unaudited) (continued)

For Matthews India Fund, the Trustees noted that there were not enough funds in the peer universe to assign quintile performance for the ten-year and since-inception periods, but that the Fund ranked in the first quintile for the one-year and three-year periods and fifth quintile for the five-year period. The Trustees further noted that the Fund outperformed the median of its peer group for the one-year, three-year, ten-year and since-inception periods and underperformed that median for the five-year period. The Trustees took into account, however, that because the peer universe for the Fund was small over the ten-year and since-inception periods, with only a few comparable funds, relative peer performance was of less use for those periods than if the peer universe were larger. The Trustees also took into consideration the Fund’s improved performance over the shorter-term periods.

For Matthews Asia Dividend Fund, the Trustees noted that there were not enough funds in the peer universe to assign quintile performance for any period. The Trustees further noted that the Fund underperformed the median of its peer group for the one-year, three-year and five-year periods, outperformed the median for the ten-year period and performed at the median for the since-inception period. The Trustees took into account, however, that the peer universe for the Fund was small, with only a few comparable funds, and that therefore relative peer performance was of less use than if the peer universe were larger.

For Matthews Emerging Markets Small Companies Fund, the Trustees noted that the Fund ranked in the second quintile of its peer group for the one-year period and the first quintile for the three-year, five-year, ten-year and since-inception periods. The Trustees further noted that the Fund had outperformed the median of its peer group for each of those periods..

For Matthews China Dividend Fund, the Trustees noted that there were not enough funds in the peer universe to assign quintile performance for the ten-year and since-inception periods, but that the Fund ranked in the first quintile of its peer group over the one-year, three-year and five-year periods. The Trustees also noted that the Fund had outperformed its peer group median for the one-year, three-year, five-year and ten-year periods and underperformed that median for the since-inception period. The Trustees took into account, however, that the peer universe for the Fund was small over the ten-year and since-inception periods, with only a few comparable funds, and that therefore relative peer performance was of less use than if the peer universe were larger.

For Matthews China Small Companies Fund, the Trustees noted that there were not enough funds in the peer universe to assign quintile performance for any time period; however, the Trustees noted that the Fund’s performance was at the median of its peer group for the one-year, five-year and since-inception periods, below that median for the three-year period and above the median for the ten-year period. The Trustees took into account, however, the very small size of the peer group, with only one or two comparable funds depending on the period, and that therefore relative peer performance was less useful than if the peer universe were larger.

For Matthews Emerging Markets Sustainable Future Fund, the Trustees noted that the Fund ranked in the third quintile for the one-year period and the first quintile for the three-year, five-year and since-inception periods. The Trustees further noted that the Fund had outperformed its peer group median for each of those periods. The Trustees noted that not all of the peer group funds had a similar ESG strategy as the Fund. The Trustees also considered that the Fund’s name and principal investment strategy had changed effective July 29, 2022.

For Matthews Emerging Markets Equity Fund, the Trustees noted that the Fund’s performance ranked in the first quintile for the one-year and since-inception periods and the second quintile for the three-year period. The Trustees also noted that the Fund had outperformed the peer group median for each of those periods.

After review, the Trustees concluded that each Fund’s overall performance was satisfactory or was being addressed as needed. The Trustees also reviewed Matthews’ trading policies and efforts to obtain best overall execution for the Funds in the various markets in which the Funds trade securities. The Trustees noted the relatively low turnover rates in many of the equity Funds and Matthews’ consistent adherence to its long-standing investment approach, which emphasizes fundamental bottom-up driven investment selection in light of its view of regional economic conditions.

3.	The extent to which Matthews realizes economies of scale as the Funds grow larger and whether Fund investors benefit from any economies of scale.

The Trustees first noted the substantial work done over the years between the Board and Matthews to establish fee structures for both the Advisory Agreement and other agreements that recognize the sharing of economies of scale that can arise as assets in the Funds grow through the use of breakpoints. In particular, they noted that the management fee structure contains breakpoints for the group-priced Funds as well as for certain individually priced Funds. That structure enhances the ability of the Funds and their shareholders to benefit from past and potential future economies of scale. They discussed the structure and level of these breakpoints and concluded that they continue to be appropriate given the sizes of the Funds. The Trustees further noted that as the Funds’ assets have decreased in recent periods, there were no additional economies to share at present, however, should the Funds grow additional economies of scale will continue to be shared with shareholders of the Funds through fee waivers and/or expense reimbursements pursuant to the Operating Expenses Agreement, fee waivers pursuant to the Fee Waiver Agreement, and the breakpoints in the fees payable under the Services Agreement. As another example of economies of scale, the Trustees noted that Matthews was successful in negotiating lower fees with the Funds’ custodian, first in 2014 and again in 2020, resulting in additional savings to the Funds.

The Trustees next discussed Matthews’ ongoing investment in its technology, systems, staffing and other aspects of its business that can benefit the Funds, noting that all these

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Approval of Advisory Agreement (unaudited) (continued)

endeavors are a means by which Matthews is sharing economies of scale with the Funds and their shareholders through reinvestment in products and services that are designed to benefit the Funds and their shareholders. The Trustees considered the new personnel hired over recent years, as well as planned hiring, and the extent to which that hiring could be expected to benefit shareholders. The Trustees also recognize that the Funds’ total assets have fluctuated, especially in certain strategies. Those fluctuations affect any economies of scale that could be enjoyed. As a result, the Trustees remain satisfied about the extent to which economies of scale have been and will continue to be shared with the Funds and their shareholders.

4.	The costs of the services provided by Matthews and others.

The Trustees considered the management fees and total fees and expenses of each Fund in comparison to the management and advisory fees and other fees and expenses of other funds in each Fund’s relevant peer group. The Trustees reviewed information developed by Broadridge as to appropriate peer groups for each Fund for these purposes. The Board placed greater emphasis on management fees, which include both advisory and administrative fees, as the basis of comparison rather than advisory fees alone.

The Trustees considered both the gross management fee rates charged by Matthews, as well as the effective management fee rates after taking into consideration the fees waived and expenses reimbursed pursuant to the Operating Expenses Agreement and the Fee Waiver Agreement. The Trustees considered that the contractual advisory rates (excluding administrative services) for the Funds were generally very competitive and often lower than those of the relevant peer group averages. The Trustees also considered that the total expense ratios paid by shareholders of the Funds, which are most representative of a shareholder’s net investment results, were also competitive. The Trustees noted that Matthews’ continued efforts in recent years had resulted in, for many of the Funds, reduced expenses over time. The Trustees also noted that, as an example of those efforts, in 2019 the Advisor had agreed to lower the level of the expense cap for the Institutional Class of each Fund by 5 basis points to 1.20%, thereby effectively lowering the expenses for the Investor Class of those Funds by the same amount. The Trustees also noted that all Funds, except for the Emerging Markets Equity Fund, Emerging Markets Small Companies Fund and China Small Companies Fund, are running below their existing caps, but that they have downside protection in the event that their assets decrease. The Trustees further noted that the Advisor had further lowered the expense cap for the Institutional Class of the Matthews Emerging Markets Small Companies Fund by an additional 5 basis points to 1.15% effective April 30, 2021 and had lowered the expense cap for the Institutional Class of the Matthews Emerging Markets Sustainable Future Fund to 1.15% effective July 29, 2022.

The Trustees also compared Matthews’ advisory fees with those of Matthews’ separate accounts and other investment products, noting that the Funds’ advisory expenses were not disadvantageous (not being substantially higher than the separate accounts’ rates). The Trustees agreed that advisory fees for the Funds appeared to be appropriate in comparison and taking into account the differences in services between these products and the Funds, including the differences in the frequency of net asset value calculations and other operational and compliance activities.

The Trustees’ overall assessment with respect to each Fund was that, taking into account the considerations noted below, the contractual advisory fee rates, the total expense ratio, and the effective or net advisory fee rates were fair and reasonable.

For the Matthews Pacific Tiger Fund, the actual management fee was above the peer group median and the contractual management fee was at the peer group median. The actual total expenses (excluding 12b-1 fees) were at the peer group median.

For the Matthews Asian Growth and Income Fund and the Matthews Asia Growth Fund, the actual management fee was above the peer group median and the contractual management fee was below the peer group median. The actual total expenses (excluding 12b-1 fees) were above the peer group median.

For the Matthews China Fund, Matthews China Dividend Fund and Matthews Emerging Markets Equity Fund, the actual management fee was above the peer group median and the contractual management fee was below the peer group median. The actual total expenses (excluding 12b-1 fees) were below the peer group median.

For the Matthews India Fund, the actual management fee was below the peer group median and the contractual management fee was below the peer group median. The actual total expenses (excluding 12b-1 fees) were below the peer group median.

For the Matthews Asia Innovators Fund, the actual management fee was above the peer group median and the contractual management fee was below the peer group median. The actual total expenses (excluding 12b-1 fees) were at the peer group median.

For the Matthews Emerging Markets Sustainable Future Fund, the actual management fee was above the peer group median and the contractual management fee was below the peer group median. The actual total expenses (excluding 12b-1 fees) were slightly above the peer group median.

For the Matthews Japan Fund, the actual management fee was above the peer group median and the contractual management fee was above the peer group median. The actual total expenses (excluding 12b-1 fees) were above the peer group median. The Trustees noted the very small size of the peer group, with only a few comparable funds, and that therefore relative fees and expenses were less useful than if the peer universe were larger.

For the Matthews Asia Dividend Fund, the actual management fee was above the peer group median and the contractual management fee was above the peer group median. The actual total expenses (excluding 12b-1 fees) were above the peer group median.

132	MATTHEWS ASIA FUNDS

Approval of Advisory Agreement (unaudited) (continued)

For the Matthews Emerging Markets Small Companies Fund and Matthews China Small Companies Fund, the actual management fee was above the peer group median and the contractual management fee was above the peer group median. The actual total expenses (excluding 12b-1 fees) were above the peer group median. The Trustees considered that these Funds each had breakpoints in its management fee schedule and noted that in 2019 the Advisor had recommended, and the Trustees agreed, to remove redemption fees from the Matthews Emerging Markets Small Companies Fund and Matthews China Small Companies Fund in order to promote asset growth and realize economies of scale.

5.	The profits to be realized by Matthews and its affiliates from the relationships with the Funds.

The Trustees reviewed information provided by Matthews regarding the costs of sponsoring and operating the Funds and information regarding the profitability to Matthews of the Advisory Agreement both on a fund-by-fund basis and overall for the family of Funds. In considering profitability, the Trustees discussed and considered the methodology employed by Matthews in calculating profit margins but also considered other elements relevant to discussions of profitability, such as the entrepreneurial risk undertaken by Matthews in sponsoring and maintaining the Funds and risks associated with commitments to maintain Fund expense ratios. The Trustees also reviewed information provided regarding the structure and manner in which Matthews’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered Matthews’ willingness to invest in technology, infrastructure and professional staff to reinforce and offer services and to accommodate changing regulatory requirements and industry practices.

The Trustees noted that Matthews has experienced reduced profitability this past year as assets under management have fallen but still appeared to be sufficiently profitable to operate as a viable investment management firm, able to honor its obligations as a sponsor of the Funds, including the Funds that did not generate a profit for Matthews, without earning excessive profits from any particular Fund or from the overall relationship with the Funds. The Trustees noted that, with fluctuations in asset levels in recent years, heightened volatility in revenues and profitability could be expected from time to time in the future, but they also noted the increased cost control measures by Matthews with certain continued expenditures on personnel and other resources where appropriate. The Board also considered information relating to the profitability of a limited number of publicly traded investment advisers, although the Board noted that this information was of limited utility because it was comprised of a limited universe of advisers, did not provide any information as to how profitability was determined and did not limit profitability analysis to the performance of advisory services to registered investment companies. The Board further noted that these advisers differed significantly from Matthews because they were not solely dedicated to investment in the Asian and emerging markets.

Based on information received, the Trustees noted that Matthews’ overall profitability from the Advisory Agreement appeared not to be excessive at the current time, whether considered inclusive or exclusive of distribution costs.

6.	Ancillary benefits.

The Trustees requested and received from Matthews information concerning other benefits received by Matthews as a result of its respective relationship with the Funds, including various service arrangements with Matthews. These potential benefits included, among other things, the use of soft dollars as well as potential benefits resulting from the structure of compensation arrangements between the Trust, the Adviser and financial intermediaries in the areas of shareholder servicing and sub-transfer agency services. The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

7.	Conclusions.

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement was fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement would be in the best interests of each Fund and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

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Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry. Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with the Liquidity Rule. The Program seeks to assess and manage each Fund’s liquidity risk (i.e., the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Program relies on a third-party vendor to assist with the liquidity classifications of the Funds’ portfolio holdings.

The Board of Trustees (the “Board”) of the Matthews International Funds, (the “Funds”) met on November 15, 2023 (the “Meeting”) to review the Program, in accordance with the requirements of the Liquidity Rule. The Board has appointed the Liquidity Risk Management Committee (“LRMC”), a sub-committee of the Enterprise Risk Management Committee of Matthews International Capital Management, LLC, as Program Administrator.

At the Meeting, the LRMC provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of the Highly Liquid Investment Minimum (“HLIM”), and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through October 31, 2023 (the “Program Reporting Period”).

The Report included a portfolio liquidity profile of each Fund as of October 31, 2023. The Report also discussed, among other thing, the factors and assumptions considered in establishing a Fund’s HLIM and Reasonably Anticipated Trading Size; the results of stress tests designed to assess liquidity under hypothetical stressed scenarios; and the impact of local holidays in non-US jurisdictions.

The Report concluded that based on the operation of the functions, as described in the Report, the Program is reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Program Reporting Period.

134	MATTHEWS ASIA FUNDS

Trustees and Officers of the Funds (unaudited)

The operations of each Fund are under the direction of the Board of Trustees. The Board of Trustees establishes each Fund’s policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Funds. The Statement of Additional Information, which includes additional information about Fund Trustees, is available without charge by calling 800.789.2742 or by visiting the Funds’ website, matthewsasia.com. The Trustees and executive officers of the Funds, their year of birth, business address, principal occupations during the past five years and other trusteeships/directorships are set forth below:

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INDEPENDENT TRUSTEES

GALE K. CARUSO Born 1957 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Chair of the Board of Trustees and Trustee	Trustee since 2015, Vice Chair (2021), and Chair of the Board since 2022	Formerly President and Chief Executive Officer (1999–2003), Zurich Kemper Life (life insurance and annuities); Chairman, President and Chief Executive Officer (1994–1999), Scudder Canada Investor Services, Ltd. (investment management); Managing Director (1986–1999), Scudder Kemper Investments, Inc. (investment management).	23	Trustee (since 2006), Pacific Select Funds (47 Portfolios); Member, Board of Governors (since 2022), Investment Company Institute; Member, Governing Council (since 2016), Independent Directors Council; Director (2005–2012), Make-A-Wish of Maine.

NEAL ANDREWS* Born 1966 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2024	Managing Director, BlackRock Inc. (2006–2020), Chief Financial Officer BlackRock Funds (2007–2020) and BlackRock iShares (2019); Senior Vice President and Line of Business Head, Accounting and Administration, PFPC Inc. (1992–2006); Senior Auditor, Price Waterhouse LLP (1987–1992).	23	Segall Bryant & Hamill Funds Trust (2023), (16 Portfolios)

CHRISTOPHER LEE Born 1967 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2015	Consultant and Associate Professor (since 2017), Hong Kong University of Science and Technology; Lecturer (part-time) (2013–2019), The Chinese University of Hong Kong; Private Investor and Partner (since 2012), FAA Investments (financial holding company); Managing Director, Asia Region, and Head of Global Markets Investment Products & db-X (2010–2012), Deutsche Bank AG (financial services); Managing Director, Equity Risk Management Products, and Head of Intermediary Business (2002–2010), UBS AG (financial services); Vice President, Global Markets & Investment Bank (2000–2002), Vice President, International Private Clients Group (1997–2000), Associate, Debt and Equity Markets Group (1995–1997), Merrill Lynch & Co., Inc. (brokerage and investment management).	23	Director (since 2017), Hong Kong Securities and Investment Institute; Director (2013–2018), Asian Master Funds (Australia) (1 Portfolio); Trustee (2013–2022), African Wildlife Foundation; Trustee (2010–2016), Oakland Museum of California.

RICHARD K. LYONS Born 1961 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2010	Chief Innovation and Entrepreneurship Officer (since 2020), UC Berkeley; Dean (2008–2018), Haas School of Business, UC Berkeley; Chief Learning Officer (2006–2008), Goldman Sachs (investment banking and investment management).	23	Trustee (since 2018), Syntax ETF Trust; Trustee (2001–2006), Barclays Global Investor Funds and Master Investment Portfolios (15 Portfolios); Trustee (2000–2006), iShares, Inc. (24 Portfolios) and iShares Trust (over 70 Portfolios); Trustee (1994–2006) and Chairman of the Board (2000–2006), Matthews Asia Funds (9 Portfolios).

1

Each Trustee serves for an indefinite term until his/her successor is elected and qualified or until his/her retirement, death, resignation or removal in accordance with the Trust’s policies. Officers serve at the pleasure of the Board of Trustees.

*	Effective January 1, 2024.

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Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INDEPENDENT TRUSTEES

RHODA ROSSMAN Born 1958 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2006	Council Member (since 2019), California Catastrophe Response Council; Vice President, Corporate Investment Officer (2007–2010), Senior Vice President and Treasurer (2003–2007), The PMI Group, Inc. (mortgage insurer).	23

JONATHAN F. ZESCHIN Born 1953 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Trustee since 2007 and Chair of the Board (2014–2021)	Partner (since 2009), Essential Investment Partners, LLC (investment advisory and wealth management).	23	Trustee (2019), Russell Investment Funds (9 portfolios) and Russell Investment Company (32 portfolios).

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INTERESTED TRUSTEES[2]

JAMES COOPER ABBOTT Born 1969 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee and President	Trustee and President since 2022	Director and Chief Executive Officer (since 2022), Matthews (investment management); Chairman and Chief Executive Officer/President (2009–2022), Carillon Tower Advisers, Inc. and Affiliates (asset management); Chief Executive Officer/President (2009–2022), Eagle Asset Management, Inc. (asset management); President (2003–021), Carillon Family of Funds (mutual fund company); President (2008–2019) Eagle Boston Investment Management, Inc. (asset management); Managing Member (2010–2022) Alternative Strategy Partnerships (asset management).	23	Director (since 2023), Matthews Asia Funds SICAV (15 Portfolios); Trustee (2017–2021), Carillon Family of Funds (12 Portfolios).

1

Each Trustee serves for an indefinite term until his/her successor is elected and qualified or until his/her retirement, death, resignation or removal in accordance with the Trust’s policies. Officers serve at the pleasure of the Board of Trustees.

2	A trustee is considered an “interested person” of the Trust as defined under the 1940 Act because of an ownership interest in the Advisor or an office held with the Trust or the Advisor.

136	MATTHEWS ASIA FUNDS

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Other Trusteeships/ Directorships (number of portfolios) Held by Officer
OFFICERS WHO ARE NOT TRUSTEES

JOHN P. McGOWAN Born 1964 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President and Secretary	Since 2005	Head of Fund Administration (since 2009), Chief Administrative Officer (2007–2008), Chief Operating Officer (2004–2007), Matthews (investment management); Vice President and Secretary (2013–2017), Matthews A Share Selections Fund, LLC (registered investment company); Director (since 2010), Matthews Asia Funds SICAV (Luxembourg) (investments); Director (2010–2020), Matthews Global Investors S.à r.l. (Luxembourg) (investment management); Director (since 2004), Matthews Asian Selections Funds, PLC (Ireland) (investments).	Director, Matthews Asian Selections Funds Plc (1 Portfolio); Director, Matthews Asia Funds SICAV (Luxembourg) (15 Portfolios).

SHAI A. MALKA Born 1973 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Treasurer	Since 2005	Vice President of Fund Accounting and Operations (since 2010), Senior Manager of Fund Accounting and Operations (2004–2009), Matthews (investment management); Treasurer (2013–2017), Matthews A Share Selections Fund, LLC (registered investment company).	None

LISA NICOSIA Born 1966 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Chief Compliance Officer and Anti-Money Laundering Officer	Since 2023	Chief Compliance Officer and Anti-Money Laundering Officer (since 2023), Matthews Asia Funds (registered investment company); Vice President (2014–2022), Goldman Sachs (investment management).	None

J. DAVID KAST Born 1966 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President	Since 2018	Chief Compliance Officer and Anti-Money Laundering Officer (since 2018), Global Head of Risk and Compliance (since 2017), Matthews (investment management); Managing Director (2009–2017), Goldman Sachs (investment management).	None

DEEPA DAMRE SMITH Born 1975 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President	Since 2022	General Counsel (since 2022), Matthews (investment management); Managing Director (2014–2022), Director (2009–2013), BlackRock (investment management); Principal (2004–2009), Barclays Global Investors (investment management).	None

SEAN TAYLOR Born 1967 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President	Since 2023	Portfolio Manager (since 2023), Matthews (investment management); Chief Investment Officer for APAC (2014-2023), Global Head of Emerging Markets (2014-2023), DWS Group (investment management); Head of Emerging Markets (2013-2023), Deutsche Asset and Wealth Management (investment management).	None

1

Each Trustee serves for an indefinite term until his/her successor is elected and qualified or until his/her retirement, death, resignation or removal in accordance with the Trust’s policies. Officers serve at the pleasure of the Board of Trustees.

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Matthews Asia Funds

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA

CUSTODIAN

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

	ACCOUNT SERVICES Matthews Asia Funds P.O. Box 534475 Pittsburgh, PA 15253-4475 800.789.ASIA LEGAL COUNSEL Paul Hastings LLP 101 California Street, 48th Floor San Francisco, CA 94111	ADMINISTRATOR & TRANSFER AGENT BNY Mellon 301 Bellevue Parkway Wilmington, DE 19809

P.O. Box 534475 | Pittsburgh, PA 15253-4475 | matthewsasia.com | 800.789.ASIA (2742)

Matthews Asia Funds are distributed in the United States by Foreside Funds Distributors LLC, Portland, Maine

Matthews Asia Funds are distributed in Latin America by Picton S. A.

AR-1223

Matthews Asia Active ETFs | Annual Report

December 31, 2023 | matthewsasia.com

Matthews Emerging Markets Equity Active ETF (MEM)

Matthews Emerging Markets ex China Active ETF (MEMX)

Matthews Emerging Markets Sustainable Future Active ETF (EMSF)

Matthews Asia Innovators Active ETF (MINV)

Matthews Pacific Tiger Active ETF (ASIA)

Matthews China Active ETF (MCH)

Matthews India Active ETF (INDE)

Matthews Japan Active ETF (JPAN)

Matthews Korea Active ETF (MKOR)

Matthews Asia Dividend Active ETF (ADVE)

Listed on the NYSE Arca

Matthews Asia Active Exchange-Traded Funds (ETFs) are actively managed and do not seek to replicate a specific index. ETFs are bought and sold through an exchange at the then current market price, not net asset value (NAV), and are not individually redeemed from the fund. Shares may trade at a premium or discount to their NAV when traded on an exchange. Brokerage commissions will reduce returns. There can be no guarantee that an active market for ETFs will develop or be maintained, or that the ETF’s listing will continue or remain unchanged.

ETF market price returns since inception are calculated using NAV for the period until market price becomes available (generally a few days after inception).

Investments are not FDIC-insured, nor are they deposits of, or guaranteed by, a bank or any other entity, so they may lose value.

This report has been prepared for Matthews International Funds (d/b/a Matthews Asia Funds) shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds’ investment objectives, risks and expenses. Additional copies of the prospectus or summary prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of December 31, 2023. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund’s future investment intent. Current and future portfolio holdings are subject to risk.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

2	MATTHEWS ASIA FUNDS

Investment Risk: Exchange-Traded Fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international and emerging markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of a concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds’ Prospectus and Statement of Additional Information for more risk disclosure.

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Message to Shareholders from the President of Your Funds

Dear Fellow Shareholder,

Thank you for your continued trust in Matthews as your active partner in a World of Emerging Opportunities.

I believe that Emerging Markets, Asia and China can offer investors important opportunity sets for returns and diversification. The Year of the Dragon may present unique prospects for investors willing to look beyond immediate-term volatility and headlines and focus on specific companies and the long-term growth potential of dynamic economies.

Emerging Markets

2023 was a volatile year for equity and fixed income markets around the world but Emerging Market economies remained resilient, with their central banks largely ahead of inflation and managing rates effectively. We saw renewed interest in India (digitalization and financialization, along with a Moon landing) and South Korea (technology and cultural leadership), as well as broader Emerging Market mandates. While China’s markets remained challenging as it emerged from COVID lockdowns—disappointing expectations for a sharp rebound and geopolitical ‘balloons’—quarterly financials of leading Chinese companies have begun to show encouraging results in both revenue and earnings. Meanwhile, small and mid caps outside of China performed well as investors looked into opportunities in companies that are less affected by regulatory and external concerns and are tied more directly to local economies. Asia’s developed markets, such as Japan, are also generating interest once again, driven by resilient earnings growth amid a tepid global macro economy.

As we look ahead, Emerging Markets and Asia—including India, Brazil, Mexico, Japan, Vietnam and the Gulf—remain attractive with increased opportunities for stock picking supported by risk awareness. Many of the markets we invest in offer compelling valuation and diversification potential. With deep investment experience in these markets and strong fundamental research capabilities, the importance of Matthews as an experienced and trusted guide remains paramount.

Matthews’ Active ETFs and the Power of Choice

Based on our history of providing investors with unique access to Emerging Markets, Asia and China, we further enhanced our leadership in Active ETFs during the year. Building upon the first of their kind suite of active ETFs focused on these regions, Matthews added nine Active ETFs through January 2024. This suite of 12 active, research-based ETF vehicles incorporate experienced insights, sustainability considerations, and our deep research to offer a range of investment opportunity in a new way.

These sophisticated investments incorporate deep understanding of markets and companies to build differentiated portfolios, providing investors with the ‘power of choice’ for investing—and fine-tuning exposures—in these dynamic markets.

Evolution…and Looking Forward

2023 was a year of dynamic changes, focused on the future. At the Funds’ Board of Trustees level, we bid farewell to Toshi Shibano as he retired as a Trustee. He has been replaced by industry veteran Neal Andrews who brings 35 years of experience in financial services, adding to the diverse perspectives and experience of your Board of Trustees, led by Board Chair Gale Caruso. Additionally, Sean Taylor succeeded Robert Horrocks, PhD, as Matthews’ Chief Investment Officer as of January 1, 2024, bringing a depth of intellectual knowledge and team management across Emerging Markets. We thank Toshi and Robert for their support—and Robert will continue as a portfolio manager on the Matthews Asian Growth and Income and the Matthews Asia Dividend Funds.

Looking forward, we will continue to maintain a thoughtful and opportunistic approach to identifying the most attractive long-term investment prospects and we remain steadfast in our research-based investment strategy.

We take seriously the stewardship of your assets and thank you for being a valued shareholder during what has been a tumultuous and challenging year. We look forward to the opportunities to come in the Lunar Year of the Dragon!

Cooper Abbott, CFA

President of the Matthews Asia Funds

Chief Executive Officer, Matthews International Capital Management, LLC

4	MATTHEWS ASIA FUNDS

Message to Shareholders from the Investment Advisor

Dear Valued Shareholder,

At the start of 2023, much attention was devoted to China. Emerging later than most from COVID lockdowns, China was anticipated by investors to deliver a post-pandemic economic recovery similar to that of other markets. And yet they were to be disappointed. The magnitude of the miscalculation was not immediately evident. However, as the year continued, one disappointment followed the next and the stocks of major companies in China ground down, impacting markets and the relative performance of your portfolios to different degrees.

Many explanations have been given for China’s weak recovery: an interventionist regulatory environment; continued geopolitical risks; underlying lack of confidence among consumers and businesses; and perhaps even fears of a global recession. What seems undeniable is that the problems China encountered were largely domestic in nature and therefore its real problems were domestic as well. A remarkable feature of China’s economic recovery has been consumers ‘trading down’ to cheaper goods while interest rates fell, inflation subsided and unemployment, particularly youth unemployment, rose to a level where it seems the authorities were no longer comfortable publishing the figures.

Less Scrooge, more Ebeneezer

You can talk about geopolitical risks and other external headwinds but I think China’s woes have, to a significant extent, been self-inflicted. After seeing the rise in inflation in other countries after their COVID-related stimulus measures, China’s government declined to boost its own economy. It also continued moves to curb speculation in its housing market. Both decisions negatively impacted the economy significantly, in my view. The subsequent removal of many of the restrictions and rhetoric seeking to limit housing market activity is good news and may well have laid the ground for more effective stimulus measures. We shall see.

Other countries that your portfolios can invest in were less overly restrictive in their policy-making in 2023, in my opinion, preferring to be more Ebeneezer and less Scrooge. This meant that some saw inflation rates rise—India, Brazil, Mexico among them—in the immediate post-COVID period and thus spent much of the last year with elevated interest rates. And yet their domestic demand was strong and many emerging markets economies performed surprisingly well given that backdrop. The transient nature of inflation—another way of saying that a good portion was created by temporary supply-chain issues—meant that stimulus could also be withdrawn without great damage to their economies. The overall resilience of emerging markets in this rate-rise cycle, I believe, was a mixture of good policy choices made in the past and some good fortune in that the nature of the inflation problem made it inherently easier to treat.

While returns were hard to come by in 2023, there were some standout performances and India was one of them. Prime Minister Modi’s reforms are starting to bear fruit, and hopes of global supply chain realignments bringing more manufacturing export business to India are also cause for optimism even if results on the ground remain debatable. By the end of 2023, some of the blush looked to have come off the rose as falling nominal growth rates started to approach the level of interest rates on India’s government debt and this brought fiscal pressures back into focus. Still, the growth runway for India remains robust and compelling in our view.

Turning to another key market, Brazil has done almost as much to add to volatility as it has to returns over the past five years. However, it is not without its attractions. Valuations are reasonable and the central bank has been ahead of the curve in terms of tightening in the recent inflationary environment. It is likely to benefit, therefore, from falling inflation and, if the promise of recession-less disinflation bears out, the cyclicality of many of its business will not be the headwind that many fear.

matthewsasia.com | 833.228.5605	5

Japan has also done well though it did finish 2023 on comparatively high valuations. For close to 20 years, I have thought that Japan has needed inflation and I expect that global disinflationary conditions may slow its progress somewhat relative to other markets. Nevertheless, it remains home to world-class companies that will do well amid a weak yen.

Markets with opportunities

In terms of industry trends, semiconductors were a strong source of market excitement. In this segment, Asia has some top quality companies and they continued to perform well. As belief grows over some of the productivity-enhancing aspects of artificial intelligence (AI), chip companies can expect continued strong demand, I believe. AI, for now, can do routine work where compromises can be made on quality and originality and I can see how this could be a boon for developed markets where low-skilled tasks are costly. In the medium term, at least, this is less likely to be an opportunity in low-wage economies. Therefore, I see AI impacting our markets and our portfolios most positively in the areas of hardware and components rather than from the practical adoption of the technology.

It was also a strong year for smaller companies. Smaller-scale businesses tend to do well in reflationary environments and that has been the case in this cycle. At Matthews, we have always had a tilt toward smaller companies because of the greater entrepreneurship they embody relative to their less commercial (or sometimes commercial but over-regulated) large-cap competitors. I would expect this to be a tilt that continues in the future.

At the same time as small caps rallied, value companies also picked up. Value-stock rallies are often correlated with a rebound in cyclical names in the financial and raw materials industries. Perhaps nowhere was this effect more noticeable than in Japan where its large trading companies had stellar performances. In a relative sense, this detracted from performance in some cases as your portfolios are typically weighted more toward secular growth.

In 2024, concerns over China’s weak recovery and the struggles of its many former mega-cap leaders will undoubtedly remain. The year, however, also holds the possibility of being one of many changes. Hong Kong, for example, has been hit hard—by the weak demand in China and by the fact that due to its fixed exchange rate, its interest rates must rise in the face of such economic weakness, precisely the opposite of what economic common sense dictates. As the U.S. enters a downward rate cycle, it could be positioned for a reversal in fortune.

And beyond China we also have solid grounds for optimism. India’s outlook appears sound, key markets in Latin America are in good shape, and emerging markets, particularly in Asia, will likely become ever more embedded in secular trends like AI. Navigating these opportunities will demand flexibility and a continued focus on companies adept at plotting their own course for growth. In all cases, we shall place emphasis on finding good businesses for the long term.

Finally, as of January 1st, I am stepping down from my CIO responsibilities. What a privilege it has been to work with my colleagues on your behalf. But I felt it was time for a change. We have all—myself, Cooper, and many other colleagues on the investment team and in other departments—worked together to find Sean Taylor to take over the role. He has all the experience needed to run and grow a successful Emerging Markets and Asian team and will strive to achieve good performance in your portfolios. I remain at Matthews to continue to do my bit as a Portfolio Manager in that effort.

Robert Horrocks, PhD

Chief Investment Officer

Matthews International Capital Management, LLC

6	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Alex Zarechnak
Lead Manager

Sean Taylor	Andrew Mattock, CFA
Co-Manager	Co-Manager

Peeyush Mittal, CFA	Jeremy Sutch, CFA
Co-Manager	Co-Manager

FUND FACTS

Ticker	MEM
CUSIP	577125818
Inception Date	07/13/22
Gross Expense Ratio	0.79%
NAV (as of 12/31/23)	$28.24
Market Price (as of 12/31/23)	$28.27
# of Positions	55
Net Assets	$55.9 million
Portfolio Turnover	54.86%
Weight Average Market Cap	$116.2 billion
Benchmark
MSCI Emerging Markets Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in emerging market countries. Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe.

Matthews Emerging Markets Equity Active ETF (unaudited)

FUND INSIGHTS

•	The top three contributors to absolute performance during the year included Prologis Property Mexico, a Mexican real estate company, Taiwan Semiconductor Manufacturing , a Taiwanese information technology company, and Samsung Electronics, a South Korean information technology company.

•	The largest detractors to performance during the year included JD.com, a Chinese consumer discretionary company, First Quantum Minerals, a Zambian materials company, and AIA Group, a Hong Kong financials company.

•	The top three contributors to relative performance, on a country basis, were Mexico, due to an overweight allocation, China/Hong Kong, because of an underweight allocation, and Vietnam, due to an off-benchmark allocation.

•	The top three detractors to relative performance, on a country basis, were India and South Korea due to stock selection, and Taiwan due to an underweight position.

•	The top three contributors to relative performance, on a sector basis, were real estate, consumer staples and financials due to stock selection.

•	The top three detractors to relative performance, on a sector basis, were consumer discretionary, energy and health care due to stock selection.

PERFORMANCE AS OF DECEMBER 31, 2023
			Average Annual Total Returns
	3 Months	1 Year	Since Inception	Inception date
Emerging Markets Equity Active ETF (NAV)[1]	7.26%	7.51%	9.05%	07/13/22
Emerging Markets Equity Active ETF (market price)	7.54%	6.93%	9.12%
MSCI Emerging Markets Index[2]	7.93%	10.27%	6.83%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when sold, shares may be worth more or less than their original cost. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION

Plotted Monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

1

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 39 for index definition.

matthewsasia.com | 833.228.5605	7

TOP TEN HOLDINGS[3]
Name	Sector	Country	% Net Assets
Samsung Electronics Co., Ltd., Pfd.	Information Technology	South Korea	6.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	5.4%
Prologis Property Mexico SA de CV REIT	Real Estate	Mexico	4.2%
Tencent Holdings, Ltd.	Communication Services	China	3.9%
HDFC Bank, Ltd. ADR	Financials	India	3.5%
Banco BTG Pactual SA	Financials	Brazil	2.7%
FPT Corp.	Information Technology	Vietnam	2.6%
ICICI Bank, Ltd. ADR	Financials	India	2.4%
Infosys, Ltd. ADR	Information Technology	India	2.4%
Woodside Energy Group, Ltd.	Energy	Australia	2.4%
% OF ASSETS IN TOP 10			35.6%

3	Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)[4,5]
India	16.6
China/Hong Kong	15.5
Brazil	11.0
Mexico	9.2
South Korea	7.4
Taiwan	6.7
United States	5.5
Vietnam	4.7
France	3.6
Philippines	2.6
Australia	2.4
Indonesia	2.2
United Kingdom	2.0
United Arab Emirates	2.0
Poland	2.0
Kazakhstan	1.5
Switzerland	1.4
Saudi Arabia	1.0
Cash and Other Assets, Less Liabilities	2.7

SECTOR ALLOCATION (%)[5]
Financials	24.2
Information Technology	22.0
Consumer Discretionary	14.8
Materials	10.2
Energy	5.8
Real Estate	5.3
Consumer Staples	4.4
Industrials	4.2
Communication Services	3.9
Health Care	2.4
Cash and Other Assets, Less Liabilities	2.7

MARKET CAP EXPOSURE (%)[5]
Mega Cap (over $25B)	58.1
Large Cap ($10B-$25B)	12.2
Mid Cap ($3B-10B)	20.6
Small Cap (under $3B)	6.4
Cash and Other Assets, Less Liabilities	2.7
4	Not all countries where the Fund may invest are included in the benchmark index.

5

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

8	Matthews Emerging Markets Equity Active ETF

Matthews Emerging Markets Equity Active ETF

December 31, 2023

Schedule of Investments

COMMON EQUITIES: 91.3%

	Shares	Value

INDIA: 16.6%
HDFC Bank, Ltd. ADR	29,004	$1,946,458

ICICI Bank, Ltd. ADR	57,408	1,368,607

Infosys, Ltd. ADR	73,964	1,359,458

UltraTech Cement, Ltd.	8,002	1,009,994

Indian Hotels Co., Ltd.	166,548	877,335

PI Industries, Ltd.	17,987	759,976

Restaurant Brands Asia, Ltd.[a]	555,025	745,692

Varun Beverages, Ltd.	41,433	615,866

Kotak Mahindra Bank, Ltd.	25,326	580,728

Total India		9,264,114

CHINA/HONG KONG: 15.5%
Tencent Holdings, Ltd.	58,600	2,203,349

AIA Group, Ltd.	126,200	1,099,809

H World Group, Ltd. ADR	27,976	935,517

JD.com, Inc. Class A	63,450	914,142

Midea Group Co., Ltd. A Shares	115,800	891,988

Yum China Holdings, Inc.	17,958	761,958

BYD Co., Ltd. A Shares	26,400	734,095

Innovent Biologics, Inc.[a,b,c]	83,500	457,143

Shenzhen Mindray Bio-Medical Electronics Co., Ltd. A Shares	9,600	391,787

PDD Holdings, Inc. ADR[a]	1,854	271,259

Midea Group Co., Ltd. A Shares	2,600	19,947

Total China/Hong Kong		8,680,994

BRAZIL: 11.0%
Banco BTG Pactual SA	191,500	1,482,690

Armac Locacao Logistica E Servicos SA	246,300	864,504

Vale SA ADR	53,989	856,266

Vinci Partners Investments, Ltd. Class A	74,862	819,739

WEG SA	83,700	635,986

PRIO SA	65,600	621,887

Hapvida Participacoes e Investimentos SAa,b,c	567,700	520,064

NU Holdings, Ltd. Class Aa	39,159	326,195

Total Brazil		6,127,331

MEXICO: 9.2%
Prologis Property Mexico SA de CV REIT	494,800	2,359,391

GCC SAB de CV	91,700	1,083,429

Grupo Financiero Banorte SAB de CV Class O	91,500	922,645

Becle SAB de CV	386,200	758,740

Total Mexico		5,124,205

TAIWAN: 6.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	157,000	3,033,545

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	7,031	731,224

Total Taiwan		3,764,769

UNITED STATES: 5.5%
Globant SAa	5,232	1,245,111

Applied Materials, Inc.	7,072	1,146,159

Freeport-McMoRan, Inc.	15,534	661,283

Total United States		3,052,553

	Shares	Value

VIETNAM: 4.7%
FPT Corp.	362,505	$1,435,856

Military Commercial Joint Stock Bank	933,105	717,270

HDBank	589,818	493,500

Total Vietnam		2,646,626

FRANCE: 3.6%
TotalEnergies SE ADR	19,603	1,320,850

LVMH Moet Hennessy Louis Vuitton SE	851	689,626

Total France		2,010,476

PHILIPPINES: 2.6%
Ayala Corp.	66,720	820,520

Wilcon Depot, Inc.	1,711,200	645,853

Total Philippines		1,466,373

AUSTRALIA: 2.4%
Woodside Energy Group, Ltd.	62,602	1,326,774

Total Australia		1,326,774

INDONESIA: 2.2%
PT Bank Rakyat Indonesia Persero Tbk	3,302,200	1,227,843

Total Indonesia		1,227,843

UNITED KINGDOM: 2.0%
Prudential PLC	100,727	1,139,226

Total United Kingdom		1,139,226

UNITED ARAB EMIRATES: 2.0%
Emaar Properties PJSC	273,456	589,687

Fertiglobe PLC	660,263	533,927

Total United Arab Emirates		1,123,614

POLAND: 2.0%
Dino Polska SAa,b,c	9,462	1,108,562

Total Poland		1,108,562

KAZAKHSTAN: 1.5%
Kaspi.KZ JSC GDR[c]	9,011	829,012

Total Kazakhstan		829,012

SOUTH KOREA: 1.4%
LG Chem, Ltd.	2,059	797,765

Total South Korea		797,765

SWITZERLAND: 1.4%
Cie Financiere Richemont SA Class A	5,633	774,692

Total Switzerland		774,692

SAUDI ARABIA: 1.0%
Bupa Arabia for Cooperative Insurance Co.	9,841	559,494

Total Saudi Arabia		559,494

TOTAL COMMON EQUITIES		51,024,423

(Cost $48,557,535)

matthewsasia.com | 833.228.5605	9

Matthews Emerging Markets Equity Active ETF

December 31, 2023

Schedule of Investments (continued)

PREFERRED EQUITIES: 6.0%

	Shares	Value

SOUTH KOREA: 6.0%
Samsung Electronics Co., Ltd., Pfd.	69,481	$3,361,027

Total South Korea		3,361,027

TOTAL PREFERRED EQUITIES		3,361,027

(Cost $2,808,273)

SHORT-TERM INVESTMENTS: 2.0%

MONEY MARKET FUNDS: 2.0%
JPMorgan U.S. Government Money Market Fund, Capital Shares, 5.25%[d]	1,107,780	1,107,780

(Cost $1,107,780)

TOTAL INVESTMENTS: 99.3%		55,493,230
(Cost $52,473,588)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.7%		413,783

NET ASSETS: 100.0%		$55,907,013

a	Non-income producing security.

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2023, the aggregate value is $2,085,769, which is 3.73% of net assets.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

d	Rate shown is the current yield as of December 31, 2023.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

JSC	Joint Stock Co.

Pfd.	Preferred

PJSC	Public Joint Stock Co.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

10	Matthews Emerging Markets Equity Active ETF

PORTFOLIO MANAGERS

Alex Zarechnak
Lead Manager

Sean Taylor	Peeyush Mittal, CFA
Co-Manager	Co-Manager

Jeremy Sutch, CFA
Co-Manager

FUND FACTS

Ticker	MEMX
CUSIP	577125792
Inception Date	01/10/23
Gross Expense Ratio	0.79%
NAV (as of 12/31/23)	$27.60
Market Price (as of 12/31/23)	$27.74
# of Positions	47
Net Assets	$8.8 million
Portfolio Turnover	28.64%
Weight Average Market Cap	$114.4 billion
Benchmark
MSCI Emerging Markets ex China Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in emerging market countries excluding China. Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe.

Matthews Emerging Markets ex China Active ETF

(unaudited)

FUND INSIGHTS

•	The Matthews Emerging Markets ex China Active ETF launched on January 10, 2023.

•	The top three contributors to absolute performance during the period included Taiwan Semiconductor Manufacturing, a Taiwanese information technology company, Prologis Property Mexico, a Mexican real estate company, and Banco BTG Pactual, a Brazilian financials company.

•	The largest detractors to performance during the year included First Quantum Minerals, a Zambian Materials company, Prudential, a United Kingdom financials company, and Wilcon Depot, a Philippines consumer discretionary company.

•	The top three contributors to relative performance, on a country basis, were Vietnam, because of an off-benchmark allocation, Mexico, due to an overweight position, and South Africa, due to a zero allocation.

•	The top three detractors to relative performance, on a country basis were India due to stock selection, and the United Kingdom and Singapore, due to off-benchmark allocations.

•	The top three contributors to relative performance, on a sector basis, were real estate and financials due to stock selection and communication services because of an underweight allocation.

•	The top three detractors to relative performance, on a sector basis, were energy, consumer discretionary and industrials due to stock selection.

PERFORMANCE AS OF DECEMBER 31, 2023
		Actual Return, Not Annualized
	3 Months	Since Inception	Inception date
Emerging Markets ex China Active ETF (NAV)[1]	9.88%	11.68%	01/10/23
Emerging Markets ex China Active ETF (market price)	10.25%	12.23%
MSCI Emerging Markets ex China Index[2]	13.12%	15.73%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when sold, shares may be worth more or less than their original cost. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION

Plotted Monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

1

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 39 for index definition.

matthewsasia.com | 833.228.5605	11

TOP TEN HOLDINGS[3]
Name	Sector	Country	% Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	Information Technology	Taiwan	9.6%
Samsung Electronics Co., Ltd., Pfd.	Information Technology	South Korea	6.5%
Prologis Property Mexico SA de CV REIT	Real Estate	Mexico	4.3%
HDFC Bank, Ltd. ADR	Financials	India	3.9%
Infosys, Ltd. ADR	Information Technology	India	3.0%
Banco BTG Pactual SA	Financials	Brazil	3.0%
Woodside Energy Group, Ltd.	Energy	Australia	2.7%
TotalEnergies SE ADR	Energy	France	2.7%
FPT Corp.	Information Technology	Vietnam	2.6%
ICICI Bank, Ltd. ADR	Financials	India	2.6%
% OF ASSETS IN TOP 10			40.8%

3	Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)[4,5]
India	19.8
Brazil	12.9
Mexico	9.8
South Korea	9.6
Taiwan	9.6
United States	5.9
Vietnam	4.4
France	4.0
Philippines	3.2
Australia	2.7
United Arab Emirates	2.6
Indonesia	2.3
Poland	2.3
United Kingdom	2.3
Kazakhstan	1.6
Switzerland	1.5
Chile	1.2
Saudi Arabia	1.2
Turkey	1.0
Cash and Other Assets, Less Liabilities	2.2

SECTOR ALLOCATION (%)[5]
Information Technology	26.4
Financials	24.5
Materials	12.7
Consumer Discretionary	9.3
Consumer Staples	6.8
Energy	6.5
Real Estate	5.7
Industrials	4.6
Health Care	1.1
Cash and Other Assets, Less Liabilities	2.2

MARKET CAP EXPOSURE (%)[5]
Mega Cap (over $25B)	55.4
Large Cap ($10B-$25B)	13.2
Mid Cap ($3B-10B)	22.1
Small Cap (under $3B)	7.1
Cash and Other Assets, Less Liabilities	2.2
4	Not all countries where the Fund may invest are included in the benchmark index.

5

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

12	Matthews Emerging Markets ex China Active ETF

Matthews Emerging Markets ex China Active ETF

December 31, 2023

Schedule of Investments

COMMON EQUITIES: 91.3%

	Shares	Value

INDIA: 19.8%
HDFC Bank, Ltd. ADR	5,139	$344,878

Infosys, Ltd. ADR	14,611	268,550

ICICI Bank, Ltd. ADR	9,551	227,696

UltraTech Cement, Ltd.	1,504	189,831

Indian Hotels Co., Ltd.	29,957	157,806

Restaurant Brands Asia, Ltd.[a]	100,225	134,655

PI Industries, Ltd.	3,124	131,994

Kotak Mahindra Bank, Ltd.	4,882	111,945

Varun Beverages, Ltd.	6,594	98,014

Hindustan Unilever, Ltd.	2,709	86,724

Total India		1,752,093

BRAZIL: 12.9%
Banco BTG Pactual SA	34,300	265,568

Vale SA ADR	10,272	162,914

Vinci Partners Investments, Ltd. Class A	13,537	148,230

Armac Locacao Logistica E Servicos SA	41,200	144,611

WEG SA	15,400	117,015

PRIO SA	10,800	102,384

Hapvida Participacoes e Investimentos SAa,b,c	106,800	97,838

NU Holdings, Ltd. Class Aa	11,718	97,611

Total Brazil		1,136,171

MEXICO: 9.8%
Prologis Property Mexico SA de CV REIT	79,000	376,701

GCC SAB de CV	16,200	191,402

Grupo Financiero Banorte SAB de CV Class O	16,200	163,354

Becle SAB de CV	66,700	131,041

Total Mexico		862,498

TAIWAN: 9.6%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	8,122	844,688

Total Taiwan		844,688

UNITED STATES: 5.9%
Globant SAa	945	224,891

Applied Materials, Inc.	1,212	196,429

Freeport-McMoRan, Inc.	2,416	102,849

Total United States		524,169

VIETNAM: 4.4%
FPT Corp.	57,620	228,229

Military Commercial Joint Stock Bank	121,080	93,073

HDBank	76,600	64,091

Total Vietnam		385,393

FRANCE: 4.0%
TotalEnergies SE ADR	3,504	236,099

LVMH Moet Hennessy Louis Vuitton SE	145	117,504

Total France		353,603

PHILIPPINES: 3.2%
Ayala Corp.	11,980	147,330

	Shares	Value

Wilcon Depot, Inc.	355,600	$134,213

Total Philippines		281,543

SOUTH KOREA: 3.1%
Kia Corp.	1,885	146,362

LG Chem, Ltd.	339	131,347

Total South Korea		277,709

AUSTRALIA: 2.7%
Woodside Energy Group, Ltd.	11,244	238,303

Total Australia		238,303

UNITED ARAB EMIRATES: 2.6%
Emaar Properties PJSC	60,090	129,579

Fertiglobe PLC	125,041	101,116

Total United Arab Emirates		230,695

INDONESIA: 2.3%
PT Bank Rakyat Indonesia Persero Tbk	546,200	203,091

Total Indonesia		203,091

POLAND: 2.3%
Dino Polska SAa,b,c	1,701	199,288

Total Poland		199,288

UNITED KINGDOM: 2.2%
Prudential PLC	17,594	198,989

Total United Kingdom		198,989

KAZAKHSTAN: 1.6%
Kaspi.KZ JSC GDR[c]	1,525	140,300

Total Kazakhstan		140,300

SWITZERLAND: 1.5%
Cie Financiere Richemont SA Class A	978	134,502

Total Switzerland		134,502

CHILE: 1.2%
Antofagasta PLC	5,130	109,835

Total Chile		109,835

SAUDI ARABIA: 1.2%
Bupa Arabia for Cooperative Insurance Co.	1,806	102,677

Total Saudi Arabia		102,677

TURKEY: 1.0%
BIM Birlesik Magazalar AS	8,579	87,361

Total Turkey		87,361

TOTAL COMMON EQUITIES		8,062,908

(Cost $7,299,198)

matthewsasia.com | 833.228.5605	13

Matthews Emerging Markets ex China Active ETF

December 31, 2023

Schedule of Investments (continued)

PREFERRED EQUITIES: 6.5%

	Shares	Value

SOUTH KOREA: 6.5%
Samsung Electronics Co., Ltd., Pfd.	11,842	$572,837

Total South Korea		572,837

TOTAL PREFERRED EQUITIES		572,837

(Cost $515,185)

SHORT-TERM INVESTMENTS: 2.0%

MONEY MARKET FUNDS: 2.0%
JPMorgan U.S. Government Money Market Fund, Capital Shares, 5.25%[d]	177,061	177,061

(Cost $177,061)

TOTAL INVESTMENTS: 99.8%		8,812,806
(Cost $7,991,444)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.2%		18,483

NET ASSETS: 100.0%		$8,831,289

a	Non-income producing security.

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2023, the aggregate value is $297,126, which is 3.36% of net assets.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

d	Rate shown is the current yield as of December 31, 2023.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

JSC	Joint Stock Co.

Pfd.	Preferred

PJSC	Public Joint Stock Co.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

14	Matthews Emerging Markets ex China Active ETF

PORTFOLIO MANAGERS

Vivek Tanneeru
Lead Manager

Inbok Song
Co-Manager

FUND FACTS

Ticker	EMSF
CUSIP	577130628
Inception Date	09/21/23
Gross Expense Ratio	0.79%
NAV (as of 12/31/23)	$25.74
Market Price (as of 12/31/23)	$25.79
# of Positions	56
Net Assets	$14.2 million
Portfolio Turnover	0.37%
Weight Average Market Cap	$19.0 billion
Benchmark
MSCI Emerging Markets Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies of any market capitalization located in emerging market countries that satisfy one or more of the Fund’s environmental, social and governance (“ESG”) standards. Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe.

3	Holdings may combine more than one security from same issuer and related depositary receipts.
4	Not all countries where the Fund may invest are included in the benchmark index.
5

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Emerging Markets Sustainable Future Active ETF (unaudited)

PERFORMANCE AS OF DECEMBER 31, 2023
		Actual Return, Not Annualized
	3 months	Since Inception	Inception date
Emerging Markets Sustainable Future Active ETF (NAV)[1]	2.17%	2.98%	09/21/23
Emerging Markets Sustainable Future Active ETF (market price)	2.20%	3.18%
MSCI Emerging Markets Index[2]	7.93%	7.61%

1

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 39 for index definition.

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when sold, shares may be worth more or less than their original cost. For the Fund’s most recent month-end performance visit matthewsasia.com.

TOP TEN HOLDINGS[3]
Name	Sector	Country	% Net Assets
Shriram Finance, Ltd.	Financials	India	6.8%
Bandhan Bank, Ltd.	Financials	India	6.4%
JD Health International, Inc.	Consumer Staples	China	5.4%
Full Truck Alliance Co., Ltd. ADR	Industrials	China	5.1%
Meituan Class B	Consumer Discretionary	China	4.4%
Legend Biotech Corp. ADR	Health Care	China	4.0%
Samsung SDI Co., Ltd.	Information Technology	South Korea	3.8%
Hong Kong Exchanges & Clearing, Ltd.	Financials	Hong Kong	3.7%
YDUQS Participacoes SA	Consumer Discretionary	Brazil	3.7%
Micron Technology, Inc.	Information Technology	United States	3.6%
% OF ASSETS IN TOP 10			47.0%

COUNTRY ALLOCATION (%)[4,5]
China/Hong Kong	41.1
India	20.2
Taiwan	9.5
South Korea	7.9
Brazil	7.7
United States	3.6
Poland	3.2
Saudi Arabia	2.6
Romania	1.3
Jordan	1.1
Chile	0.7
Estonia	0.7
Vietnam	0.1
Bangladesh	0.1
Cash and Other Assets, Less Liabilities	0.1

SECTOR ALLOCATION (%)[5]
Financials	24.9
Information Technology	22.7
Industrials	16.2
Consumer Discretionary	11.7
Health Care	9.0
Consumer Staples	7.1
Communication Services	4.7
Real Estate	2.1
Utilities	1.5
Cash and Other Assets, Less Liabilities	0.1

MARKET CAP EXPOSURE (%)[5]
Mega Cap (over $25B)	22.3
Large Cap ($10B-$25B)	15.7
Mid Cap ($3B-10B)	40.6
Small Cap (under $3B)	21.4
Cash and Other Assets, Less Liabilities	0.1

matthewsasia.com | 833.228.5605	15

Matthews Emerging Markets Sustainable Future Active ETF

December 31, 2023

Schedule of Investmentsa

COMMON EQUITIES: 99.5%

	Shares	Value

CHINA/HONG KONG: 41.1%
JD Health International, Inc.[b,c,d]	153,950	$770,879

Full Truck Alliance Co., Ltd. ADR[c]	102,617	719,345

Meituan Class Bb,c,d	59,400	623,017

Legend Biotech Corp. ADR[c]	9,493	571,194

Hong Kong Exchanges & Clearing, Ltd.	15,400	528,549

Airtac International Group	11,000	362,001

Lam Research Corp.	407	318,787

Zhihu, Inc. ADR[c]	322,873	302,338

Medlive Technology Co., Ltd.[b,d]	236,500	256,836

Contemporary Amperex Technology Co., Ltd. A Shares	9,900	226,986

Silergy Corp.	11,000	179,209

Flat Glass Group Co., Ltd. H Shares	102,000	172,165

Ginlong Technologies Co., Ltd. A Shares	16,500	161,974

Innovent Biologics, Inc.[b,c,d]	22,000	120,445

Hangzhou Tigermed Consulting Co., Ltd. A Shares	11,000	84,918

Wuxi Biologics Cayman, Inc.[b,c,d]	22,000	83,396

OPT Machine Vision Tech Co., Ltd. A Shares	4,499	70,765

Centre Testing International Group Co., Ltd. A Shares	35,200	70,477

Zhejiang HangKe Technology, Inc. Co. A Shares	21,329	70,332

China Conch Venture Holdings, Ltd.	82,500	68,463

Morimatsu International Holdings Co., Ltd.[c,d]	66,000	46,488

WuXi XDC Cayman, Inc.[c]	520	2,131

Total China/Hong Kong		5,810,695

INDIA: 20.2%
Shriram Finance, Ltd.	38,729	955,639

Bandhan Bank, Ltd.[b,d]	312,794	907,404

Indus Towers, Ltd.[c]	152,524	364,842

Phoenix Mills, Ltd.	10,494	283,071

Mahindra & Mahindra, Ltd.	10,901	226,551

UNO Minda, Ltd.	10,230	84,537

Marico, Ltd.	5,411	35,666

Total India		2,857,710

TAIWAN: 9.5%
Andes Technology Corp.	22,000	344,080

Elite Material Co., Ltd.	22,000	273,831

M31 Technology Corp.	6,000	207,230

Poya International Co., Ltd.	11,000	197,846

Sporton International, Inc.	22,000	172,757

Formosa Sumco Technology Corp.	22,000	120,787

AP Memory Technology Corp.	2,000	30,563

Total Taiwan		1,347,094

BRAZIL: 7.7%
YDUQS Participacoes SA	114,400	528,007

B3 SA - Brasil Bolsa Balcao	152,900	457,982

NU Holdings, Ltd. Class Ac	12,760	106,291

Total Brazil		1,092,280

SOUTH KOREA: 7.5%
Samsung SDI Co., Ltd.	1,462	535,805

Eugene Technology Co., Ltd.	7,370	233,478

	Shares	Value

Solus Advanced Materials Co., Ltd.	7,304	$150,288

Ecopro BM Co., Ltd.	594	132,830

LG Energy Solution, Ltd.[c]	22	7,303

Total South Korea		1,059,704

UNITED STATES: 3.6%
Micron Technology, Inc.	6,015	513,320

Total United States		513,320

POLAND: 3.2%
InPost SAc	17,963	248,333

Jeronimo Martins SGPS SA	8,074	205,493

Total Poland		453,826

SAUDI ARABIA: 2.6%
Saudi Tadawul Group Holding Co.	7,623	373,222

Total Saudi Arabia		373,222

ROMANIA: 1.3%
Banca Transilvania SA	34,716	187,008

Total Romania		187,008

JORDAN: 1.1%
Hikma Pharmaceuticals PLC	6,721	153,280

Total Jordan		153,280

CHILE: 0.8%
Aguas Andinas SA Class A	324,797	105,850

Total Chile		105,850

ESTONIA: 0.7%
Enefit Green AS	25,443	99,944

Total Estonia		99,944

VIETNAM: 0.1%
Nam Long Investment Corp.	12,600	19,034

Total Vietnam		19,034

BANGLADESH: 0.1%
BRAC Bank PLC	17,844	5,447

GrameenPhone, Ltd.	1,302	3,103

Total Bangladesh		8,550

TOTAL COMMON EQUITIES		14,081,517

(Cost $13,460,189)

PREFERRED EQUITIES: 0.4%

SOUTH KOREA: 0.4%
Samsung SDI Co., Ltd., Pfd.	341	65,134

Total South Korea		65,134

TOTAL PREFERRED EQUITIES		65,134

(Cost $61,975)

16	Matthews Emerging Markets Sustainable Future Active ETF

Matthews Emerging Markets Sustainable Future Active ETF

December 31, 2023

Schedule of Investmentsa (continued)

SHORT-TERM INVESTMENTS: 0.2%

	Shares	Value

MONEY MARKET FUNDS: 0.2%
JPMorgan U.S. Government Money Market Fund, Capital Shares, 5.25%[e]	26,961	$26,961

(Cost $26,961)

TOTAL INVESTMENTS: 100.1%		14,173,612
(Cost $13,549,125)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: (0.1%)		(19,013)

NET ASSETS: 100.0%		$14,154,599

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2023, the aggregate value is $2,761,977, which is 19.51% of net assets.

c	Non-income producing security.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

e	Rate shown is the current yield as of December 31, 2023.

ADR	American Depositary Receipt

Pfd.	Preferred

See accompanying notes to financial statements.

matthewsasia.com | 833.228.5605	17

PORTFOLIO MANAGERS

Michael J. Oh, CFA
Lead Manager

Inbok Song
Co-Manager

FUND FACTS

Ticker	MINV
CUSIP	577125826
Inception Date	07/13/22
Gross Expense Ratio	0.79%
NAV (as of 12/31/23)	$23.56
Market Price (as of 12/31/23)	$23.41
# of Positions	49
Net Assets	$84.8 million
Portfolio Turnover	277.86%
Weight Average Market Cap	$188.3 billion
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia ex Japan that Matthews believes are innovators in their products, services, processes, business models, management, use of technology, or approach to creating, expanding or servicing their markets. Asia ex Japan consists of all countries and markets in Asia excluding Japan, including developed, emerging, and frontier countries and markets in the Asia region.

Matthews Asia Innovators Active ETF (unaudited)

FUND INSIGHTS

•	The top three contributors to absolute performance during the year included PDD Holdings, a Chinese consumer discretionary company, Alchip Technologies, a Taiwanese information technology company, and Samsung Electronics, a South Korean information technology company.

•	The largest detractors to performance during the year included Meituan, a Chinese consumer discretionary company, Wuxi Biologics, a Chinese health care company, and Kuaishou Technology, a Chinese communication services company.

•	The top three contributors to relative performance, on a country basis, were United States due to an off-benchmark allocation, Thailand due to underweight allocation and Malaysia due to zero allocation.

•	The top three detractors to relative performance, on a country basis, were China/Hong Kong, India and South Korea due to stock selection.

•	The top three contributors to relative performance, on a sector basis, were real estate due to stock selection, information technology due to overweight allocation and stock selection and utilities due to zero allocation.

•	The top three detractors to relative performance, on a sector basis, were communication services and health care due to stock selection and consumer discretionary due to overweight allocation.

PERFORMANCE AS OF DECEMBER 31, 2023
			Average Annual Total Returns
	3 Months	YTD	Since Inception	Inception date
Asia Innovators Active ETF (NAV)[1]	6.00%	-1.83%	-3.30%	07/13/22
Asia Innovators Active ETF (market price)	5.89%	-2.66%	-3.72%
MSCI AC Asia ex Japan Index[2]	6.48%	6.34%	3.25%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when sold, shares may be worth more or less than their original cost. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION

Plotted Monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

1

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 39 for index definition.

18	Matthews Asia Innovators Active ETF

TOP TEN HOLDINGS[3]
Name	Sector	Country	% Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	9.0%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	7.5%
PDD Holdings, Inc. ADR	Consumer Discretionary	China	7.1%
NVIDIA Corp.	Information Technology	United States	3.5%
PT Bank Rakyat Indonesia Persero Tbk	Financials	Indonesia	3.5%
ICICI Bank, Ltd.	Financials	India	3.4%
Axis Bank, Ltd.	Financials	India	3.4%
SK Hynix, Inc.	Information Technology	South Korea	3.2%
Reliance Industries, Ltd.	Energy	India	3.1%
Zomato, Ltd.	Consumer Discretionary	India	2.9%
% OF ASSETS IN TOP 10			46.7%

3	Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)[4,5]
China/Hong Kong	32.5
India	25.2
Taiwan	14.9
South Korea	13.9
United States	5.0
Indonesia	3.5
Hong Kong	2.1
Netherlands	1.9
Brazil	1.1
Cash and Other Assets, Less Liabilities	2.1

SECTOR ALLOCATION (%)[5]
Information Technology	32.9
Consumer Discretionary	25.3
Financials	18.3
Industrials	7.1
Communication Services	5.8
Energy	3.1
Health Care	3.0
Consumer Staples	1.2
Real Estate	1.0
Cash and Other Assets, Less Liabilities	2.1

MARKET CAP EXPOSURE (%)[5]
Mega Cap (over $25B)	72.0
Large Cap ($10B-$25B)	14.1
Mid Cap ($3B-10B)	11.6
Small Cap (under $3B)	0.2
Cash and Other Assets, Less Liabilities	2.1
4	Not all countries where the Fund may invest are included in the benchmark index.

5

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

matthewsasia.com | 833.228.5605	19

Matthews Asia Innovators Active ETF

December 31, 2023

Schedule of Investments

COMMON EQUITIES: 97.9%

	Shares	Value

CHINA/HONG KONG: 32.5%

PDD Holdings, Inc. ADR[a]	41,360	$6,051,382

Alibaba Group Holding, Ltd.	246,900	2,390,410

AIA Group, Ltd.	208,600	1,817,909

Tencent Holdings, Ltd.	41,400	1,556,632

Trip.com Group, Ltd. ADR[a]	35,977	1,295,532

WuXi AppTec Co., Ltd. A Shares	126,500	1,292,607

Shenzhen Mindray Bio-Medical Electronics Co., Ltd. A Shares	31,500	1,285,552

Meituan Class Ba,b,c	120,900	1,268,060

Full Truck Alliance Co., Ltd. ADR[a]	177,854	1,246,757

Contemporary Amperex Technology Co., Ltd. A Shares	49,000	1,123,464

Shenzhen Inovance Technology Co., Ltd. A Shares	115,500	1,024,165

Kanzhun, Ltd. ADR	60,394	1,003,144

BYD Co., Ltd. H Shares	36,000	988,455

Zhejiang Shuanghuan Driveline Co., Ltd. A Shares	240,600	879,197

KE Holdings, Inc. ADR	53,970	874,854

MINISO Group Holding, Ltd. ADR	41,795	852,618

DiDi Global, Inc.[a]	206,083	814,028

New Oriental Education & Technology Group, Inc. ADR[a]	9,597	703,268

Tencent Music Entertainment Group ADR[a]	72,799	655,919

NAURA Technology Group Co., Ltd. A Shares	12,600	434,787

Total China/Hong Kong		27,558,740

INDIA: 25.2%

ICICI Bank, Ltd.	244,205	2,924,693

Axis Bank, Ltd.	216,860	2,872,660

Reliance Industries, Ltd.	84,358	2,620,495

Zomato, Ltd.[a]	1,657,568	2,464,030

HDFC Bank, Ltd.	114,352	2,348,844

Mahindra & Mahindra, Ltd.	84,426	1,754,594

Godrej Consumer Products, Ltd.	76,845	1,044,624

Indian Hotels Co., Ltd.	194,228	1,023,146

ABB India, Ltd.	17,667	992,511

Titan Co., Ltd.	19,463	859,657

Bajaj Finance, Ltd.	9,407	828,374

Cummins India, Ltd.	34,274	808,910

HDFC Life Insurance Co., Ltd.[b,c]	103,338	803,097

Total India		21,345,635

TAIWAN: 14.9%

Taiwan Semiconductor Manufacturing Co., Ltd.	396,000	7,651,488

Alchip Technologies, Ltd.	17,000	1,814,079

Accton Technology Corp.	54,000	920,220

Unimicron Technology Corp.	146,000	837,262

Wiwynn Corp.	14,000	832,505

Lotes Co., Ltd.	12,000	418,371

M31 Technology Corp.	5,000	172,692

Total Taiwan		12,646,617

SOUTH KOREA: 13.9%

Samsung Electronics Co., Ltd.	104,392	6,362,895

SK Hynix, Inc.	24,575	2,700,025

	Shares	Value

NAVER Corp.	10,022	$1,743,092

Kia Corp.	12,447	966,457

Total South Korea		11,772,469

UNITED STATES: 5.0%

NVIDIA Corp.	5,986	2,964,387

Applied Materials, Inc.	7,724	1,251,828

Total United States		4,216,215

INDONESIA: 3.5%

PT Bank Rakyat Indonesia Persero Tbk	7,968,200	2,962,781

Total Indonesia		2,962,781

NETHERLANDS: 1.8%

ASML Holding NV	2,091	1,582,720

Total Netherlands		1,582,720

BRAZIL: 1.1%

NU Holdings, Ltd. Class Aa	111,730	930,711

Total Brazil		930,711

TOTAL COMMON EQUITIES		83,015,888

(Cost $70,816,737)

SHORT-TERM INVESTMENTS: 0.7%

MONEY MARKET FUNDS: 0.7%
JPMorgan U.S. Government Money Market Fund, Capital Shares, 5.25%[d]	579,144	579,144

(Cost $579,144)

TOTAL INVESTMENTS: 98.6%		83,595,032
(Cost $71,395,881)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.4%		1,214,371

NET ASSETS: 100.0%		$84,809,403

a	Non-income producing security.

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2023, the aggregate value is $2,071,157, which is 2.44% of net assets.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

d	Rate shown is the current yield as of December 31, 2023.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

20	Matthews Asia Innovators Active ETF

PORTFOLIO MANAGERS

Sean Taylor	Inbok Song
Lead Manager	Lead Manager

Winnie Chwang	Andrew Mattock, CFA
Co-Manager	Co-Manager

Peeyush Mittal, CFA	Jeremy Sutch, CFA
Co-Manager	Co-Manager

FUND FACTS

Ticker	ASIA
CUSIP	577130578
Inception Date	09/21/23
Gross Expense Ratio	0.79%
NAV (as of 12/31/23)	$25.33
Market Price (as of 12/31/23)	$25.44
# of Positions	52
Net Assets	$79.8 million
Portfolio Turnover	12.07%
Weight Average Market Cap	$139.4 billion
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

3	Holdings may combine more than one security from same issuer and related depositary receipts.
4	Not all countries where the Fund may invest are included in the benchmark index.
5

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Pacific Tiger Active ETF (unaudited)

PERFORMANCE AS OF DECEMBER 31, 2023
		Actual Return, Not Annualized
	3 months	Since Inception	Inception date
Pacific Tiger Active ETF (NAV)[1]	1.85%	1.44%	09/21/23
Pacific Tiger Active ETF (market price)	2.21%	1.88%
MSCI AC Asia ex Japan Index[2]	6.48%	6.39%

1

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 39 for index definition.

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when sold, shares may be worth more or less than their original cost. For the Fund’s most recent month-end performance visit matthewsasia.com.

TOP TEN HOLDINGS[3]
Name	Country	Sector	% Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	Taiwan	Information Technology	8.8%
Samsung Electronics Co., Ltd.	South Korea	Information Technology	8.8%
Tencent Holding, Ltd.	China	Communication Services	4.5%
Central Pattana Public Co., Ltd.	Thailand	Real Estate	3.7%
ICICI Bank, Ltd. ADR	India	Financials	3.1%
Titan Co., Ltd.	India	Consumer Discretionary	3.1%
HDFC Bank, Ltd. ADR	India	Financials	3.0%
Alibaba Group Holding, Ltd. ADR	China	Consumer Discretionary	2.9%
PT Bank Central Asia Tbk	Indonesia	Financials	2.8%
CITIC Securities Co., Ltd. H Shares	China	Financials	2.5%
% OF ASSETS IN TOP 10			43.0%

COUNTRY ALLOCATION (%)[4,5]
China/Hong Kong	36.8
India	19.8
Taiwan	19.0
South Korea	13.3
Thailand	3.7
Indonesia	2.8
Philippines	2.0
Singapore	1.5
Vietnam	0.9
Cash and Other Assets, Less Liabilities	0.2

SECTOR ALLOCATION (%)[5]
Information Technology	28.3
Financials	19.4
Consumer Discretionary	12.1
Real Estate	9.5
Communication Services	9.2
Consumer Staples	8.1
Industrials	6.4
Materials	3.3
Utilities	1.9
Health Care	1.7
Cash and Other Assets, Less Liabilities	0.2

MARKET CAP EXPOSURE (%)[5]
Mega Cap (over $25B)	62.6
Large Cap ($10B-$25B)	19.5
Mid Cap ($3B-10B)	17.6
Small Cap (under $3B)	0.0
Cash and Other Assets, Less Liabilities	0.2

matthewsasia.com | 833.228.5605	21

Matthews Pacific Tiger Active ETF

December 31, 2023

Schedule of Investmentsa

COMMON EQUITIES: 99.8%

	Shares	Value

CHINA/HONG KONG: 36.8%

Tencent Holdings, Ltd.	94,500	$3,553,182

Alibaba Group Holding, Ltd. ADR	30,343	2,351,886

CITIC Securities Co., Ltd. H Shares	976,500	1,993,380

AIA Group, Ltd.	226,800	1,976,518

KE Holdings, Inc. ADR	109,116	1,768,770

Shenzhen Inovance Technology Co., Ltd. A Shares	195,300	1,731,770

Hong Kong Exchanges & Clearing, Ltd.	50,400	1,729,796

Kweichow Moutai Co., Ltd. A Shares	6,300	1,527,090

Yum China Holdings, Inc.	35,073	1,488,147

Shenzhen Mindray Bio-Medical Electronics Co., Ltd. A Shares	33,300	1,359,012

China Resources Mixc Lifestyle Services, Ltd.[b,c]	365,400	1,303,237

China Resources Beer Holdings Co., Ltd.	288,000	1,261,387

China Tourism Group Duty Free Corp., Ltd. A Shares	81,900	962,589

Will Semiconductor Co., Ltd. Shanghai A Shares	63,000	944,124

Contemporary Amperex Technology Co., Ltd. A Shares	37,800	866,673

Tencent Music Entertainment Group ADR[d]	91,556	824,920

Kuaishou Technology[b,c,d]	119,700	811,689

Shandong Sinocera Functional Material Co., Ltd. A Shares	239,400	777,312

StarPower Semiconductor, Ltd. A Shares	25,200	640,564

Meituan Class Bb,c,d	55,400	581,063

Kanzhun, Ltd. ADR	32,940	547,133

ENN Energy Holdings, Ltd.	50,400	371,132

WuXi XDC Cayman, Inc.[d]	120	492

Total China/Hong Kong		29,371,866

INDIA: 19.8%

ICICI Bank, Ltd. ADR	103,572	2,469,157

Titan Co., Ltd.	55,503	2,451,500

HDFC Bank, Ltd. ADR	35,112	2,356,366

Pidilite Industries, Ltd.	56,196	1,833,564

Tata Consultancy Services, Ltd.	39,128	1,783,697

Ashok Leyland, Ltd.	616,455	1,344,939

Tata Power Co., Ltd.	285,516	1,139,645

Dabur India, Ltd.	146,186	978,863

Tata Consumer Products, Ltd.	63,664	831,474

Mahindra & Mahindra, Ltd.	30,601	635,969

Total India		15,825,174

TAIWAN: 19.0%

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	67,479	7,017,816

Chailease Holding Co., Ltd.	252,000	1,584,725

MediaTek, Inc.	43,000	1,422,101

E Ink Holdings, Inc.	181,000	1,161,825

Eclat Textile Co., Ltd.	63,000	1,153,647

Accton Technology Corp.	63,000	1,073,590

Uni-President Enterprises Corp.	361,000	876,313

Delta Electronics, Inc.	63,000	643,538

ASE Technology Holding Co., Ltd.	58,000	255,128

Total Taiwan		15,188,683

SOUTH KOREA: 13.3%

Samsung Electronics Co., Ltd.	115,026	7,011,057

NAVER Corp.	9,111	1,584,645

	Shares	Value

Samsung Engineering Co., Ltd.[d]	52,101	$1,173,173

Orion Corp.	9,180	827,547

Total South Korea		10,596,422

THAILAND: 3.7%

Central Pattana Public Co., Ltd.	1,436,400	2,921,888

Total Thailand		2,921,888

INDONESIA: 2.8%

PT Bank Central Asia Tbk	3,604,200	2,200,395

Total Indonesia		2,200,395

PHILIPPINES: 2.0%

SM Prime Holdings, Inc.	2,624,100	1,559,059

Total Philippines		1,559,059

SINGAPORE: 1.5%

DBS Group Holdings, Ltd.	47,700	1,208,140

Total Singapore		1,208,140

VIETNAM: 0.9%

FPT Corp.	151,900	601,664
Vietnam Dairy Products JSC	53,100	147,950

Total Vietnam		749,614

TOTAL COMMON EQUITIES		79,621,241

(Cost $76,623,537)

SHORT-TERM INVESTMENTS: 4.7%

MONEY MARKET FUNDS: 4.7%
JPMorgan U.S. Government Money Market Fund, Capital Shares, 5.25%[e]	3,771,939	3,771,939

(Cost $3,771,939)

TOTAL INVESTMENTS: 104.5%		83,393,180
(Cost $80,395,476)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: (4.5%)		(3,604,029)

NET ASSETS: 100.0%		$79,789,151

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2023, the aggregate value is $2,695,989, which is 3.38% of net assets.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

d	Non-income producing security.

e	Rate shown is the current yield as of December 31, 2023.

ADR	American Depositary Receipt

JSC	Joint Stock Co.

See accompanying notes to financial statements.

22	Matthews Pacific Tiger Active ETF

PORTFOLIO MANAGERS

Andrew Mattock, CFA
Lead Manager

Winnie Chwang	Sherwood Zhang, CFA
Co-Manager	Co-Manager

FUND FACTS

Ticker	MCH
CUSIP	577125834
Inception Date	07/13/22
Gross Expense Ratio	0.79%
NAV (as of 12/31/23)	$19.07
Market Price (as of 12/31/23)	$19.04
# of Positions	51
Net Assets	$21.7 million
Portfolio Turnover	58.98%
Weight Average Market Cap	$101 billion
Benchmark
MSCI China Index
MSCI China All Shares Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its administrative and other districts, such as Hong Kong.

Matthews China Active ETF (unaudited)

FUND INSIGHTS

•	The top three contributors to absolute performance during the year included PDD Holdings, a consumer discretionary company, Beijing Kingsoft Office Software, an information technology company, and Tencent Music Entertainment Group, a communication services company.

•	The largest detractors to performance during the year included Meituan and JD.com, a consumer discretionary company and CIFI Holdings (Group), a real estate company.

•	The top three contributors to relative performance, on a sector basis, were materials due to an underweight allocation, and information technology and consumer staples due to stock selection.

•	The top three detractors to relative performance, on a sector basis, were real estate and consumer discretionary due to stock selection and communication services due to an underweight allocation.

PERFORMANCE AS OF DECEMBER 31, 2023
			Average Annual Total Returns
	3 Months	1 Year	Since Inception	Inception date
China Active ETF (NAV)[1]	-5.23%	-19.35%	-15.89%	07/13/22
China Active ETF (market price)	-5.68%	-19.92%	-16.00%
MSCI China Index[2]	-4.21%	-11.04%	-12.49%
MSCI China All Shares Index[2]	-3.81%	-11.35%	-13.90%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when sold, shares may be worth more or less than their original cost. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION

Plotted Monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

1

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 39 for index definition.

matthewsasia.com | 833.228.5605	23

TOP TEN HOLDINGS[3]
	Sector
Tencent Holdings, Ltd.	Communication Services	8.9%
Alibaba Group Holding, Ltd.	Consumer Discretionary	7.8%
PDD Holdings, Inc. ADR	Consumer Discretionary	7.2%
JD.com, Inc. Class A	Consumer Discretionary	4.6%
CITIC Securities Co., Ltd. H Shares	Financials	4.4%
China Merchants Bank Co., Ltd. A Shares	Financials	4.2%
KE Holdings, Inc. ADR	Real Estate	4.0%
Meituan Class B	Consumer Discretionary	3.7%
China International Capital Corp., Ltd. H Shares	Financials	3.3%
China Construction Bank Corp. H Shares	Financials	2.1%
% OF ASSETS IN TOP 10		50.1%

3	Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)[4,5]
China/Hong Kong	99.4
Cash and Other Assets, Less Liabilities	0.6

SECTOR ALLOCATION (%)[4]
Consumer Discretionary	33.9
Financials	18.9
Communication Services	15.4
Consumer Staples	6.7
Industrials	6.5
Real Estate	5.7
Information Technology	5.3
Health Care	4.2
Energy	1.8
Utilities	0.9
Cash and Other Assets, Less Liabilities	0.6

MARKET CAP EXPOSURE (%)[5]
Mega Cap (over $25B)	63.8
Large Cap ($10B-$25B)	24.3
Mid Cap ($3B-10B)	7.3
Small Cap (under $3B)	3.9
Cash and Other Assets, Less Liabilities	0.6
4	Not all countries where the Fund may invest are included in the benchmark index.

5

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

24	Matthews China Active ETF

Matthews China Active ETF

December 31, 2023

Schedule of Investments

COMMON EQUITIES: 99.4%

	Shares	Value

CONSUMER DISCRETIONARY: 34.0%
Broadline Retail: 19.7%

Alibaba Group Holding, Ltd.	175,400	$1,698,169

PDD Holdings, Inc. ADR[a]	10,728	1,569,614

JD.com, Inc. Class A	70,050	1,009,230

		4,277,013

Hotels, Restaurants & Leisure: 8.9%

Meituan Class Ba,b,c	77,010	807,719

Galaxy Entertainment Group, Ltd.	74,000	414,610

Yum China Holdings, Inc.	6,253	265,315

Trip.com Group, Ltd. ADR[a]	6,871	247,425

Luckin Coffee, Inc. ADR[a]	7,418	202,363

		1,937,432

Household Durables: 3.1%

Midea Group Co., Ltd. A Shares	47,400	363,658

Man Wah Holdings, Ltd.	436,000	298,724

		662,382

Diversified Consumer Services: 0.8%
China Education Group Holdings, Ltd.[c]	292,000	183,235

Automobiles: 0.8%
Yadea Group Holdings, Ltd.[b,c]	92,000	161,648

Specialty Retail: 0.7%
China Tourism Group Duty Free Corp., Ltd. A Shares	13,300	156,318

Total Consumer Discretionary		7,378,028

FINANCIALS: 18.9%
Capital Markets: 9.3%

CITIC Securities Co., Ltd. H Shares	463,500	946,167

China International Capital Corp., Ltd. H Shares[b,c]	483,600	709,742

Hong Kong Exchanges & Clearing, Ltd.	6,300	216,225

East Money Information Co., Ltd. A Shares	80,040	157,818

		2,029,952

Banks: 6.3%

China Merchants Bank Co., Ltd. A Shares	233,500	912,278

China Construction Bank Corp. H Shares	756,000	450,199

		1,362,477

Insurance: 3.3%

Ping An Insurance Group Co. of China, Ltd. H Shares	87,000	393,857

PICC Property & Casualty Co., Ltd. H Shares	266,000	316,125

		709,982

Total Financials		4,102,411

COMMUNICATION SERVICES: 15.4%
Interactive Media & Services: 11.5%

Tencent Holdings, Ltd.	51,400	1,932,630

Kuaishou Technology[a,b,c]	50,400	341,764

Baidu, Inc. Class Aa	15,300	227,485

		2,501,879

Entertainment: 2.0%

Tencent Music Entertainment Group ADR[a]	47,295	426,128

	Shares	Value
Media: 1.9%

Focus Media Information Technology Co., Ltd. A Shares	478,911	$425,065

Total Communication Services		3,353,072

CONSUMER STAPLES: 6.7%
Beverages: 4.3%

Wuliangye Yibin Co., Ltd. A Shares	18,700	368,480

Tsingtao Brewery Co., Ltd. H Shares	46,000	308,687

Shanxi Xinghuacun Fen Wine Factory Co., Ltd. A Shares	8,100	262,466

		939,633

Consumer Staples Distribution & Retail: 1.3%

JD Health International, Inc.[a,b,c]	54,600	273,400

Food Products: 1.1%

Guangdong Haid Group Co., Ltd. A Shares	38,600	243,452

Total Consumer Staples		1,456,485

INDUSTRIALS: 6.5%
Electrical Equipment: 3.3%

Contemporary Amperex Technology Co., Ltd. A Shares	16,300	373,724

Sungrow Power Supply Co., Ltd. A Shares	29,100	357,957

		731,681

Machinery: 2.1%

Shenzhen Inovance Technology Co., Ltd. A Shares	30,600	271,337

Estun Automation Co., Ltd. A Shares	68,600	179,096

		450,433

Transportation Infrastructure: 1.1%

Shanghai International Airport Co., Ltd. A Shares[a]	51,252	235,941

Total Industrials		1,418,055

REAL ESTATE: 5.7%
Real Estate Management & Development: 5.7%

KE Holdings, Inc. ADR	53,212	862,567

Country Garden Services Holdings Co., Ltd.	224,000	193,634

CIFI Holdings Group Co., Ltd.[a]	3,718,000	121,417

Times China Holdings, Ltd.[a]	1,790,000	59,601

Total Real Estate		1,237,219

INFORMATION TECHNOLOGY: 5.3%
Electronic Equipment, Instruments & Components: 2.4%

Wingtech Technology Co., Ltd. A Shares[a]	46,800	278,081

SUPCON Technology Co., Ltd. A Shares	36,470	232,272

		510,353

Semiconductors & Semiconductor Equipment: 1.5%

NAURA Technology Group Co., Ltd. A Shares	5,887	203,142

Zhejiang Jingsheng Mechanical & Electrical Co., Ltd. A Shares	21,503	133,145

		336,287

matthewsasia.com | 833.228.5605	25

Matthews China Active ETF

December 31, 2023

Schedule of Investments (continued)

COMMON EQUITIES (continued)

	Shares	Value
Software: 1.4%

Shanghai Baosight Software Co., Ltd. A Shares	44,256	$303,302

Total Information Technology		1,149,942

HEALTH CARE: 4.2%
Health Care Equipment & Supplies: 1.9%

Shenzhen Mindray Bio-Medical Electronics Co., Ltd. A Shares	10,000	408,112

Life Sciences Tools & Services: 1.4%

Wuxi Biologics Cayman, Inc.[a,b,c]	80,500	305,153

WuXi XDC Cayman, Inc.[a]	153	627

		305,780

Health Care Providers & Services: 0.9%

Sinopharm Group Co., Ltd. H Shares	78,000	204,276

Total Health Care		918,168

ENERGY: 1.8%
Oil, Gas & Consumable Fuels: 1.8%

PetroChina Co., Ltd. H Shares	602,000	397,810

Total Energy		397,810

UTILITIES: 0.9%
Gas Utilities: 0.9%

ENN Energy Holdings, Ltd.	27,400	201,766

Total Utilities		201,766

TOTAL COMMON EQUITIES		21,612,956

(Cost $28,176,536)

SHORT-TERM INVESTMENTS: 0.5%

MONEY MARKET FUNDS: 0.5%
JPMorgan U.S. Government Money Market Fund, Capital Shares, 5.25%[d]	106,564	106,564

(Cost $106,564)

TOTAL INVESTMENTS: 99.9%		21,719,520
(Cost $28,283,100)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.1%		17,680

NET ASSETS: 100.0%		$21,737,200

a	Non-income producing security.

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2023, the aggregate value is $2,599,426, which is 11.96% of net assets.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

d	Rate shown is the current yield as of December 31, 2023.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

26	Matthews China Active ETF

PORTFOLIO MANAGERS

Peeyush Mittal, CFA
Lead Manager

Swagato Ghosh
Co-Manager

FUND FACTS

Ticker	INDE
CUSIP	577130610
Inception Date	09/21/23
Gross Expense Ratio	0.79%
NAV (as of 12/31/23)	$27.00
Market Price (as of 12/31/23)	$27.03
# of Positions	60
Net Assets	$5.9 million
Portfolio Turnover	14.97%
Weight Average Market Cap	$44.1 billion
Benchmark
S&P Bombay Stock Exchange 100 Index MSCI India Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

4	Holdings may combine more than one security from same issuer and related depositary receipts.
5

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews India Active ETF (unaudited)

PERFORMANCE AS OF DECEMBER 31, 2023
		Actual Return, Not Annualized
	3 months	Since Inception	Inception date
India Active ETF (NAV)[1]	8.48%	8.00%	09/21/23
India Active ETF (market price)	9.34%	8.12%
S&P Bombay Stock Exchange 100 Index[2]	11.38%	10.89%
MSCI India Index[3]	11.98%	11.59%

1

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2

It is not possible to invest directly in an index. Source: Index data from S&P BSE 100 Index and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 39 for index definition.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 39 for index definition.

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when sold, shares may be worth more or less than their original cost. For the Fund’s most recent month-end performance visit matthewsasia.com.

TOP TEN HOLDINGS[4]
Name	Sector	% Net Assets
HDFC Bank, Ltd.	Financials	6.1%
ICICI Bank, Ltd.	Financials	5.2%
Reliance Industries, Ltd.	Energy	4.7%
Shriram Finance, Ltd.	Financials	4.5%
Neuland Laboratories, Ltd.	Health Care	4.2%
Infosys, Ltd.	Information Technology	4.0%
IndusInd Bank, Ltd.	Financials	3.3%
Axis Bank, Ltd.	Financials	3.2%
Tata Consultancy Services, Ltd.	Information Technology	3.2%
Titan Co., Ltd.	Consumer Discretionary	2.3%
% OF ASSETS IN TOP 10		40.7%

COUNTRY ALLOCATION (%)[5]
India	100.7
Liabilities in Excess of Cash and Other Assets	-0.7

SECTOR ALLOCATION (%)[5]
Financials	33.4
Information Technology	15.4
Consumer Discretionary	12.0
Industrials	11.2
Health Care	10.6
Consumer Staples	9.1
Energy	4.7
Materials	4.1
Communication Services	0.2
Liabilities in Excess of Cash and Other Assets	-0.7

MARKET CAP EXPOSURE (%)[5]
Mega Cap (over $25B)	41.5
Large Cap ($10B-$25B)	15.4
Mid Cap ($3B-10B)	24.3
Small Cap (under $3B)	19.6
Liabilities in Excess of Cash and Other Assets	-0.7

matthewsasia.com | 833.228.5605	27

Matthews India Active ETF

December 31, 2023

Schedule of Investments

COMMON EQUITIES: 100.7%

	Shares	Value

FINANCIALS: 33.4%
Banks: 22.5%
HDFC Bank, Ltd.	17,527	$360,013

ICICI Bank, Ltd.	25,868	309,805

IndusInd Bank, Ltd.	10,054	193,187

Axis Bank, Ltd.	14,562	192,897

Kotak Mahindra Bank, Ltd.	5,197	119,168

Federal Bank, Ltd.	62,610	117,487

Bandhan Bank, Ltd.[a,b]	15,343	44,510

		1,337,067

Consumer Finance: 9.4%
Shriram Finance, Ltd.	10,818	266,934

Bajaj Finance, Ltd.	1,333	117,383

Cholamandalam Investment and Finance Co., Ltd.	6,407	96,998

Mahindra & Mahindra Financial Services, Ltd.	22,033	73,264

		554,579

Insurance: 1.5%
PB Fintech, Ltd.[c]	6,546	62,511

HDFC Life Insurance Co., Ltd.[a,b]	3,465	26,928

		89,439

Total Financials		1,981,085

INFORMATION TECHNOLOGY: 15.4%
IT Services: 12.5%
Infosys, Ltd.	12,722	235,884

Tata Consultancy Services, Ltd.	4,198	191,371

LTIMindtree, Ltd.[a,b]	1,176	88,962

Persistent Systems, Ltd.	999	88,711

Coforge, Ltd.	977	73,667

HCL Technologies, Ltd.	3,655	64,395

		742,990

Software: 1.9%
Newgen Software Technologies, Ltd.	6,037	113,338

Electronic Equipment, Instruments & Components: 1.0%

Kaynes Technology India, Ltd.[c]	987	30,964

Syrma SGS Technology, Ltd.	3,692	29,771

		60,735

Total Information Technology		917,063

CONSUMER DISCRETIONARY: 12.0%
Automobiles: 5.0%
Bajaj Auto, Ltd.	1,364	111,417

TVS Motor Co., Ltd.	4,499	109,526

Maruti Suzuki India, Ltd.	599	74,160

		295,103

Automobile Components: 2.5%

Sona Blw Precision Forgings, Ltd.[a,b]	8,536	66,112

Divgi Torqtransfer Systems, Ltd.	3,229	38,057

Alicon Castalloy, Ltd.	2,809	29,324

Dynamatic Technologies, Ltd.	239	14,684

		148,177

	Shares	Value
Textiles, Apparel & Luxury Goods: 2.3%
Titan Co., Ltd.	3,145	$138,911

Hotels, Restaurants & Leisure: 1.5%
Restaurant Brands Asia, Ltd.[c]	44,264	59,470

Lemon Tree Hotels, Ltd.[a,b,c]	20,668	29,767

		89,237

Specialty Retail: 0.7%
Shankara Building Products, Ltd.	4,921	42,206

Total Consumer Discretionary		713,634

INDUSTRIALS: 11.2%
Machinery: 4.7%
Cummins India, Ltd.	5,020	118,479

Thermax, Ltd.	2,664	98,651

Ashok Leyland, Ltd.	28,114	61,337

		278,467

Electrical Equipment: 2.1%
Bharat Heavy Electricals, Ltd.	53,628	124,735

Construction & Engineering: 1.7%
Sterling and Wilson Renewable Energy, Ltd.[b,c]	10,921	56,742

Voltas, Ltd.	3,807	44,759

		101,501

Transportation Infrastructure: 1.5%
Gujarat Pipavav Port, Ltd.	48,037	88,352

Professional Services: 1.2%
Latent View Analytics, Ltd.[c]	13,340	72,949

Total Industrials		666,004

HEALTH CARE: 10.6%
Pharmaceuticals: 5.5%
Neuland Laboratories, Ltd.	3,960	251,809

Sun Pharmaceutical Industries, Ltd.	4,968	75,191

		327,000

Life Sciences Tools & Services: 2.0%
Syngene International, Ltd.[a,b]	7,080	59,681

Divi’s Laboratories, Ltd.	1,210	56,766

		116,447

Health Care Equipment & Supplies: 1.9%
Poly Medicure, Ltd.	6,333	113,389

Health Care Providers & Services: 1.2%
Metropolis Healthcare, Ltd.[a,b]	3,506	70,705

Total Health Care		627,541

CONSUMER STAPLES: 9.1%
Food Products: 4.8%
Britannia Industries, Ltd.	1,992	127,794

Nestle India, Ltd.	396	126,491

Tata Consumer Products, Ltd.	2,434	31,789

		286,074

Personal Care Products: 4.3%
Hindustan Unilever, Ltd.	3,794	121,458

Godrej Consumer Products, Ltd.	5,236	71,178

28	Matthews India Active ETF

Matthews India Active ETF

December 31, 2023

Schedule of Investments (continued)

COMMON EQUITIES (continued)

	Shares	Value

Honasa Consumer, Ltd.[c]	9,100	$48,204

Bajaj Consumer Care, Ltd.	5,848	15,433

		256,273

Total Consumer Staples		542,347

ENERGY: 4.7%
Oil, Gas & Consumable Fuels: 4.7%
Reliance Industries, Ltd.	8,921	277,122

Total Energy		277,122

MATERIALS: 4.1%
Chemicals: 2.2%
PI Industries, Ltd.	1,584	66,926

Asian Paints, Ltd.	1,506	61,577

		128,503

Metals & Mining: 1.2%
APL Apollo Tubes, Ltd.	3,944	72,838

Construction Materials: 0.7%
Ramco Cements, Ltd.	3,467	42,512

Total Materials		243,853

COMMUNICATION SERVICES: 0.2%
Diversified Telecommunication Services: 0.2%
HFCL, Ltd.	14,286	14,447

Total Communication Services		14,447

TOTAL INVESTMENTS: 100.7%		5,983,096
(Cost $5,499,236)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: (0.7%)		(43,183)

NET ASSETS: 100.0%		$5,939,913

a

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2023, the aggregate value is $386,665, which is 6.51% of net assets.

b	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

c	Non-income producing security.

See accompanying notes to financial statements.

matthewsasia.com | 833.228.5605	29

PORTFOLIO MANAGERS

Shuntaro Takeuchi	Donghoon Han
Lead Manager	Lead Manager

FUND FACTS

Ticker	JPAN
CUSIP	577130594
Inception Date	09/21/23
Gross Expense Ratio	0.79%
NAV (as of 12/31/23)	$26.31
Market Price (as of 12/31/23)	$26.29
# of Positions	42
Net Assets	$1.1 million
Portfolio Turnover	45.53%
Weight Average Market Cap	$51.0 billion
Benchmark
MSCI Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

4	Holdings may combine more than one security from same issuer and related depositary receipts.
5

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Japan Active ETF (unaudited)

PERFORMANCE AS OF DECEMBER 31, 2023
		Actual Return, Not Annualized
	3 months	Since Inception	Inception date
Japan Active ETF (NAV)[1]	8.48%	5.79%	09/21/23
Japan Active ETF (market price)	8.31%	5.71%
MSCI Japan index[2]	8.22%	5.01%

1

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 39 for index definition.

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when sold, shares may be worth more or less than their original cost. For the Fund’s most recent month-end performance visit matthewsasia.com.

TOP TEN HOLDINGS[3]
	Sector
Shin-Etsu Chemical Co., Ltd.	Materials	5.6%
Sony Group Corp.	Consumer Discretionary	4.5%
Keyence Corp.	Information Technology	4.2%
Tokio Marine Holdings, Inc.	Financials	4.0%
Renesas Electronics Corp.	Information Technology	3.4%
Hitachi, Ltd.	Industrials	3.4%
Tokyo Electron, Ltd.	Information Technology	3.4%
Ajinomoto Co., Inc.	Consumer Staples	2.9%
FUJIFILM Holdings Corp.	Information Technology	2.9%
NEC Corp.	Information Technology	2.8%
% OF ASSETS IN TOP 10		37.2%

COUNTRY ALLOCATION (%)[4,5]
Japan	93.9
Cash and Other Assets, Less Liabilities	6.1

SECTOR ALLOCATION (%)[5]
Information Technology	21.1
Consumer Discretionary	20.3
Industrials	19.1
Financials	10.6
Materials	6.1
Health Care	5.1
Consumer Staples	4.9
Communication Services	4.1
Real Estate	2.6
Cash and Other Assets, Less Liabilities	6.1

MARKET CAP EXPOSURE (%)[5]
Mega Cap (over $25B)	50.5
Large Cap ($10B-$25B)	26.2
Mid Cap ($3B-10B)	14.4
Small Cap (under $3B)	2.7
Cash and Other Assets, Less Liabilities	6.1

30	Matthews Japan Active ETF

Matthews Japan Active ETF

December 31, 2023

Schedule of Investments

COMMON EQUITIES: 93.9%

	Shares	Value

INFORMATION TECHNOLOGY: 21.1%
Semiconductors & Semiconductor Equipment: 9.2%
Renesas Electronics Corp.[a]	2,000	$36,161

Tokyo Electron, Ltd.	200	35,828

Disco Corp.	100	24,812

		96,801

IT Services: 4.4%
NEC Corp.	500	29,614

OBIC Co., Ltd.	100	17,233

		46,847

Electronic Equipment, Instruments & Components: 4.2%
Keyence Corp.	100	44,063

Technology Hardware, Storage & Peripherals: 2.9%
FUJIFILM Holdings Corp.	500	30,050

Software: 0.4%
Appier Group, Inc.[a]	300	3,937

Total Information Technology		221,698

CONSUMER DISCRETIONARY: 20.3%
Household Durables: 4.5%
Sony Group Corp.	500	47,560

Automobiles: 4.4%
Suzuki Motor Corp.	600	25,676

Toyota Motor Corp.	1,100	20,212

		45,888

Broadline Retail: 4.3%
Pan Pacific International Holdings Corp.	1,000	23,862

Isetan Mitsukoshi Holdings, Ltd.	2,000	21,762

		45,624

Specialty Retail: 4.3%
Fast Retailing Co., Ltd.	100	24,819

ZOZO, Inc.	900	20,269

		45,088

Hotels, Restaurants & Leisure: 1.6%
Kyoritsu Maintenance Co., Ltd.	400	16,995

Textiles, Apparel & Luxury Goods: 1.2%
Asics Corp.	400	12,535

Total Consumer Discretionary		213,690

INDUSTRIALS: 19.1%
Trading Companies & Distributors: 5.4%

Mitsubishi Corp.	1,500	23,977

ITOCHU Corp.	500	20,453

Toyota Tsusho Corp.	200	11,786

		56,216

Industrial Conglomerates: 5.0%
Hitachi, Ltd.	500	36,069

Hikari Tsushin, Inc.	100	16,584

		52,653

	Shares	Value
Professional Services: 2.8%
Recruit Holdings Co., Ltd.	700	$29,608

Electrical Equipment: 2.7%
Mitsubishi Electric Corp.	2,000	28,358

Construction & Engineering: 1.9%
Kajima Corp.	1,200	20,058

Commercial Services & Supplies: 1.3%
TOPPAN Holdings, Inc.	500	13,956

Total Industrials		200,849

FINANCIALS: 10.6%
Insurance: 4.0%
Tokio Marine Holdings, Inc.	1,700	42,554

Financial Services: 2.5%
ORIX Corp.	1,400	26,376

Banks: 2.5%
Mitsubishi UFJ Financial Group, Inc.	3,000	25,780

Consumer Finance: 1.6%
Credit Saison Co., Ltd.	900	16,595

Total Financials		111,305

MATERIALS: 6.1%
Chemicals: 6.1%
Shin-Etsu Chemical Co., Ltd.	1,400	58,759

Mitsui Chemicals, Inc.	200	5,933

Total Materials		64,692

HEALTH CARE: 5.1%
Pharmaceuticals: 2.9%
Daiichi Sankyo Co., Ltd.	500	13,733

Astellas Pharma, Inc.	800	9,567

Sawai Group Holdings Co., Ltd.	200	7,390

		30,690

Health Care Equipment & Supplies: 2.2%
Terumo Corp.	700	22,949

Total Health Care		53,639

CONSUMER STAPLES: 4.9%
Food Products: 4.9%
Ajinomoto Co., Inc.	800	30,870

Nissin Foods Holdings Co., Ltd.	600	20,943

Total Consumer Staples		51,813

COMMUNICATION SERVICES: 4.1%
Wireless Telecommunication Services: 1.8%
KDDI Corp.	600	19,092

Entertainment: 1.5%
Capcom Co., Ltd.	500	16,158

Diversified Telecommunication Services: 0.8%
Internet Initiative Japan, Inc.	400	8,183

Total Communication Services		43,433

matthewsasia.com | 833.228.5605	31

Matthews Japan Active ETF

December 31, 2023

Schedule of Investments (continued)

COMMON EQUITIES (continued)

	Shares	Value

REAL ESTATE: 2.6%
Real Estate Management & Development: 2.6%
Mitsui Fudosan Co., Ltd.	1,100	$26,981

Total Real Estate		26,981

TOTAL COMMON EQUITIES		988,100

(Cost $911,198)

SHORT-TERM INVESTMENTS: 6.1%

MONEY MARKET FUNDS: 6.1%
JPMorgan U.S. Government Money Market Fund, Capital Shares, 5.25%[b]	64,395	64,395

(Cost $64,395)

TOTAL INVESTMENTS: 100.0%		1,052,495
(Cost $975,593)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.0%		26

NET ASSETS: 100.0%		$1,052,521

a	Non-income producing security.

b	Rate shown is the current yield as of December 31, 2023.

See accompanying notes to financial statements.

32	Matthews Japan Active ETF

PORTFOLIO MANAGERS

Michael J. Oh	Elli Lee
Lead Manager	Lead Manager

Sojung Park
Co-Manager

FUND FACTS

Ticker	MKOR
CUSIP	577125784
Inception Date	10/29/10
Gross Expense Ratio	0.88%*
NAV (as of 12/31/23)	$26.31
Market Price (as of 12/31/23)	$25.90
# of Positions	35
Net Assets	$67.2 million
Portfolio Turnover	31.75%
Weight Average Market Cap	$93.2 billion
Benchmark
Korea Composite Stock Price Index MSCI Korea Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

*	The ongoing gross expense ratio for the Fund is expected to be 0.79% (see Note 4).

Matthews Korea Active ETF (unaudited)

FUND INSIGHTS

•	The top three contributors to absolute performance during the year included information technology companies SK Hynix, Samsung Electronics and HPSP.

•	The largest detractors to performance during the year included BGF Retail, a consumer staples company, Samsung SDI, an information technology company, and Pan Ocean, an industrials company.

•	The top three contributors to relative performance, on a sector basis, were communication services and consumer discretionary due to stock selection and utilities due to zero allocation.

•	The top three detractors to relative performance, on a sector basis were consumer staples due to an overweight allocation, industrials and energy due to stock selection.

PERFORMANCE AS OF DECEMBER 31, 2023
			Average Annual Total Returns
	3 months	1 Year	5 Years	10 Years	Since Inception	Inception date
Korea Active ETF (NAV)[1]	10.92%	15.41%	4.71%	4.27%	5.84%	10/29/10
Korea Active ETF (market price)	10.03%	13.62%	4.38%	4.11%	5.72%
Korea Composite Stock Price Index[2]	13.57%	17.24%	4.31%	2.61%	3.37%
MSCI Korea Index[3]	15.42%	23.59%	5.84%	3.62%	4.44%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when sold, shares may be worth more or less than their original cost. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION

Plotted Monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

1

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2

Korea Composite Stock Price Index performance data may be readjusted periodically by the Korea Exchange due to certain factors, including the declaration of dividends. It is not possible to invest directly in an index. Source: Index data from Korea Composite Stock Price Index and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 39 for index definition.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 39 for index definition.

matthewsasia.com | 833.228.5605	33

TOP TEN HOLDINGS[4]
Name	Sector	% Net Assets
Samsung Electronics Co., Ltd., Pfd.	Information Technology	13.1%
SK Hynix, Inc.	Information Technology	6.3%
Samsung Electronics Co., Ltd.	Information Technology	5.0%
Samsung SDI Co., Ltd.	Information Technology	3.9%
NAVER Corp.	Communication Services	3.6%
BGF Retail Co., Ltd.	Consumer Staples	3.5%
S-Oil Corp.	Energy	3.3%
KT&G Corp.	Consumer Staples	3.1%
Hyundai Mobis Co., Ltd.	Consumer Discretionary[5]	2.9%
Samsung Fire & Marine Insurance Co., Ltd.	Financials	2.9%
% OF ASSETS IN TOP 10		47.6%

4	Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)[5]
South Korea	93.6
Cash and Other Assets, Less Liabilities	6.4

SECTOR ALLOCATION (%)[5]
Information Technology	38.0
Consumer Discretionary	10.8
Consumer Staples	9.4
Communication Services	8.6
Financials	7.3
Health Care	6.2
Industrials	5.6
Materials	4.4
Energy	3.3
Cash and Other Assets, Less Liabilities	6.4

MARKET CAP EXPOSURE (%)[5]
Mega Cap (over $25B)	43.9
Large Cap ($10B-$25B)	9.4
Mid Cap ($3B-10B)	20.5
Small Cap (under $3B)	19.9
Cash and Other Assets, Less Liabilities	6.4
5

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

34	Matthews Korea Active ETF

Matthews Korea Active ETF

December 31, 2023

Schedule of Investments

COMMON EQUITIES: 80.5%

	Shares	Value

INFORMATION TECHNOLOGY: 24.9%
Semiconductors & Semiconductor Equipment: 12.6%
SK Hynix, Inc.	38,406	$4,219,620

KoMiCo., Ltd.	28,645	1,434,586

Eugene Technology Co., Ltd.	44,956	1,424,183

LEENO Industrial, Inc.	5,605	881,289

HPSP Co., Ltd.	14,089	479,698

		8,439,376

Electronic Equipment, Instruments & Components: 7.3%
Samsung SDI Co., Ltd.	7,213	2,643,479

Park Systems Corp.	11,177	1,505,714

Samsung Electro-Mechanics Co., Ltd.	6,275	746,432

		4,895,625

Technology Hardware, Storage & Peripherals: 5.0%
Samsung Electronics Co., Ltd.	55,089	3,357,781

Total Information Technology		16,692,782

CONSUMER DISCRETIONARY: 10.8%
Automobiles: 5.5%
Kia Corp.	24,670	1,915,521

Hyundai Motor Co.	11,179	1,766,385

		3,681,906

Automobile Components: 3.4%
Hyundai Mobis Co., Ltd.	10,674	1,964,235

HL Mando Co., Ltd.	11,319	345,836

		2,310,071

Broadline Retail: 1.9%
Coupang, Inc.[a]	79,798	1,291,930

Total Consumer Discretionary		7,283,907

CONSUMER STAPLES: 9.4%
Consumer Staples Distribution & Retail: 3.5%
BGF Retail Co., Ltd.	22,789	2,323,314

Tobacco: 3.1%
KT&G Corp.	31,283	2,110,795

Food Products: 2.8%
Orion Corp.	21,030	1,895,786

Total Consumer Staples		6,329,895

COMMUNICATION SERVICES: 8.6%
Interactive Media & Services: 4.9%
NAVER Corp.	13,819	2,403,491

Kakao Corp.	21,539	908,120

		3,311,611

Wireless Telecommunication Services: 2.0%
SK Telecom Co., Ltd.	33,655	1,309,197

Diversified Telecommunication Services: 1.7%
KINX, Inc.	14,964	1,158,406

Total Communication Services		5,779,214

FINANCIALS: 7.3%
Insurance: 2.9%
Samsung Fire & Marine Insurance Co., Ltd.	9,566	1,953,458

	Shares	Value
Capital Markets: 2.2%
Macquarie Korea Infrastructure Fund	153,319	$1,480,929

Banks: 2.2%
KB Financial Group, Inc.	35,095	1,474,213

Total Financials		4,908,600

HEALTH CARE: 6.2%
Life Sciences Tools & Services: 2.8%
Samsung Biologics Co., Ltd.[a,b,c]	3,183	1,878,314

Pharmaceuticals: 1.9%
Yuhan Corp.	24,458	1,306,554

Health Care Equipment & Supplies: 1.5%
InBody Co., Ltd.	50,579	995,557

Total Health Care		4,180,425

INDUSTRIALS: 5.6%
Construction & Engineering: 2.4%
Samsung Engineering Co., Ltd.[a]	72,760	1,638,357

Machinery: 2.1%
Hyundai Mipo Dockyard Co., Ltd.	21,043	1,387,181

Marine Transportation: 1.1%
Pan Ocean Co., Ltd.	256,269	743,198

Total Industrials		3,768,736

MATERIALS: 4.4%
Chemicals: 2.7%
LG Chem, Ltd.	2,969	1,150,346

PI Advanced Materials Co., Ltd.	28,566	676,499

		1,826,845

Metals & Mining: 1.7%
Korea Zinc Co., Ltd.	2,848	1,101,253

Total Materials		2,928,098

ENERGY: 3.3%
Oil, Gas & Consumable Fuels: 3.3%
S-Oil Corp.	40,697	2,199,325

Total Energy		2,199,325

TOTAL COMMON EQUITIES		54,070,982

(Cost $48,809,246)

PREFERRED EQUITIES: 13.1%

INFORMATION TECHNOLOGY: 13.1%
Technology Hardware, Storage & Peripherals: 13.1%
Samsung Electronics Co., Ltd., Pfd.	182,506	8,828,421

Total Information Technology		8,828,421

TOTAL PREFERRED EQUITIES		8,828,421

(Cost $5,655,001)

matthewsasia.com | 833.228.5605	35

Matthews Korea Active ETF

December 31, 2023

Schedule of Investments (continued)

SHORT-TERM INVESTMENTS: 5.2%

	Shares	Value

MONEY MARKET FUNDS: 5.2%
JPMorgan U.S. Government Money Market Fund, Capital Shares, 5.25%[d]	3,455,324	$3,455,324

(Cost $3,455,324)

TOTAL INVESTMENTS: 98.8%		66,354,727
(Cost $57,919,571)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.2%		815,890

NET ASSETS: 100.0%		$67,170,617

a	Non-income producing security.

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2023, the aggregate value is $1,878,314, which is 2.80% of net assets.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

d	Rate shown is the current yield as of December 31, 2023.

Pfd.	Preferred

See accompanying notes to financial statements.

36	Matthews Korea Active ETF

PORTFOLIO MANAGERS

Robert Horrocks, PhD	Kenneth Lowe, CFA
Lead Manager	Lead Manager

Siddarth Bhargava	Winnie Chwang
Co-Manager	Co-Manager

Elli Lee
Co-Manager

FUND FACTS

Ticker	ADVE
CUSIP	577130586
Inception Date	09/21/23
Gross Expense Ratio	0.79%
NAV (as of 12/31/23)	$31.63
Market Price (as of 12/31/23)	$31.69
# of Positions	53
Net Assets	$1.6 million
Portfolio Turnover	5.82%
Weight Average Market Cap	$79.3 billion
Benchmark
MSCI AC Asia Pacific Index

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in convertible debt and equity securities of companies located in Asia.

3	Holdings may combine more than one security from same issuer and related depositary receipts.
4	Not all countries where the Fund may invest are included in the benchmark index.
5

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Asia Dividend Active ETF (unaudited)

PERFORMANCE AS OF DECEMBER 31, 2023
		Actual Return, Not Annualized
	3 months	Since Inception	Inception date
Asia Dividend Active ETF (NAV)[1]	6.76%	5.83%	09/21/23
Asia Dividend Active ETF (market price)	6.96%	6.03%
MSCI AC Asia Pacific Index[2]	8.00%	6.91%

1

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 39 for index definition.

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when sold, shares may be worth more or less than their original cost. For the Fund’s most recent month-end performance visit matthewsasia.com.

TOP TEN HOLDINGS[3]
Name	Sector	Country	% Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	Information Technology	Taiwan	4.6%
Keyence Corp.	Information Technology	Japan	2.8%
HDFC Bank, Ltd. ADR	Financials	India	2.7%
ITOCHU Corp.	Industrials	Japan	2.6%
PT Bank Rakyat Indonesia Persero Tbk	Financials	Indonesia	2.4%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	2.4%
ORIX Corp.	Financials	Japan	2.3%
Tokio Marine Holdings, Inc.	Financials	Japan	2.2%
AIA Group, Ltd.	Financials	Hong Kong	2.2%
Suzuki Motor Corp.	Consumer Discretionary	Japan	2.2%
% OF ASSETS IN TOP 10			26.4%

COUNTRY ALLOCATION (%)[4,5]
Japan	31.2
China/Hong Kong	25.1
Australia	9.8
Taiwan	8.5
India	8.2
South Korea	6.2
Singapore	3.4
Indonesia	2.4
Thailand	1.6
Vietnam	1.4
Cash and Other Assets, Less Liabilities	2.1

SECTOR ALLOCATION (%)[5]
Financials	19.3
Information Technology	18.3
Consumer Discretionary	13.5
Communication Services	10.3
Consumer Staples	10.3
Industrials	9.2
Real Estate	4.8
Materials	3.6
Health Care	3.4
Utilities	3.3
Energy	1.9
Cash and Other Assets, Less Liabilities	2.1

MARKET CAP EXPOSURE (%)[5]
Mega Cap (over $25B)	50.9
Large Cap ($10B-$25B)	20.0
Mid Cap ($3B-10B)	17.2
Small Cap (under $3B)	9.9
Cash and Other Assets, Less Liabilities	2.1

matthewsasia.com | 833.228.5605	37

Matthews Asia Dividend Active ETF

December 31, 2023

Schedule of Investmentsa

COMMON EQUITIES: 97.9%

	Shares	Value

JAPAN: 31.2%
Keyence Corp.	100	$44,063

ITOCHU Corp.	1,000	40,907

ORIX Corp.	1,900	35,795

Tokio Marine Holdings, Inc.	1,400	35,045

Suzuki Motor Corp.	800	34,235

Shin-Etsu Chemical Co., Ltd.	800	33,576

Nissin Foods Holdings Co., Ltd.	900	31,415

Ajinomoto Co., Inc.	700	27,011

Capcom Co., Ltd.	800	25,853

KDDI Corp.	800	25,456

GLP J-Reit	25	24,915

Disco Corp.	100	24,812

Bandai Namco Holdings, Inc.	1,200	24,059

Kakaku.com, Inc.	1,900	23,531

Nomura Research Institute, Ltd.	800	23,271

Toray Industries, Inc.	4,400	22,880

Hikari Tsushin, Inc.	100	16,584

Total Japan		493,408

CHINA/HONG KONG: 25.1%
AIA Group, Ltd.	4,000	34,859

Tencent Holdings, Ltd.	900	33,840

Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	8,700	32,683

Midea Group Co., Ltd. A Shares	4,000	30,811

NARI Technology Co., Ltd. A Shares	9,100	28,525

Link REIT	4,900	27,517

NetEase, Inc.	1,500	27,009

Wuliangye Yibin Co., Ltd. A Shares	1,300	25,616

Yum China Holdings, Inc.	595	25,246

JD.com, Inc. Class A	1,700	24,492

Minth Group, Ltd.	12,000	24,250

Techtronic Industries Co., Ltd.	2,000	23,833

Guangdong Investment, Ltd.	32,000	23,277

Yuexiu Transport Infrastructure, Ltd.	40,000	21,771

Milkyway Chemical Supply Chain Service Co., Ltd. A Shares	1,800	13,451

Total China/Hong Kong		397,180

AUSTRALIA: 9.9%
Ampol, Ltd.	1,216	29,995

CSL, Ltd.	153	29,926

Breville Group, Ltd.	1,370	25,455

Lottery Corp., Ltd.	7,598	25,093

AUB Group, Ltd.	1,273	24,104

Treasury Wine Estates, Ltd.	2,852	20,979

Total Australia		155,552

TAIWAN: 8.5%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	700	72,800

Chailease Holding Co., Ltd.	5,000	31,443

Delta Electronics, Inc.	3,000	30,645

Total Taiwan		134,888

	Shares	Value

INDIA: 8.2%
HDFC Bank, Ltd. ADR	633	$42,481
Tata Consultancy Services, Ltd.	721	32,868

Power Grid Corp. of India, Ltd.	10,360	29,531

Hindustan Unilever, Ltd.	786	25,162

Total India		130,042

SOUTH KOREA: 6.2%
Samsung Electronics Co., Ltd.	628	38,278

Macquarie Korea Infrastructure Fund	3,446	33,285

SK Telecom Co., Ltd. ADR	1,259	26,943

Total South Korea		98,506

SINGAPORE: 3.4%
United Overseas Bank, Ltd.	1,400	30,195

Capitaland India Trust	26,900	23,247

Total Singapore		53,442

INDONESIA: 2.4%
PT Bank Rakyat Indonesia Persero Tbk	103,300	38,410

Total Indonesia		38,410

THAILAND: 1.6%
Bangkok Dusit Medical Services Public Co., Ltd. F Shares	30,500	24,595

Total Thailand		24,595

VIETNAM: 1.4%
FPT Corp.	5,600	22,181

Total Vietnam		22,181

TOTAL COMMON EQUITIES		1,548,204

(Cost $1,464,701)

SHORT-TERM INVESTMENTS: 1.9%

MONEY MARKET FUNDS: 1.9%
JPMorgan U.S. Government Money Market Fund, Capital Shares, 5.25%[b]	30,049	30,049

(Cost $30,049)

TOTAL INVESTMENTS: 99.8%		1,578,253
(Cost $1,494,750)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.2%		3,438

NET ASSETS: 100.0%		$1,581,691

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Rate shown is the current yield as of December 31, 2023.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

38	Matthews Asia Dividend Active ETF

Index Definitions

The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index of the stock markets of Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI Emerging Markets ex China Index is a free float-adjusted market capitalization-weighted index that captures large and mid cap representation across 23 of the 24 Emerging Markets (EM) countries excluding China: Brazil, Chile, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI All Country Asia ex Japan Index is a free float– adjusted market capitalization-weighted index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float–adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Index is a free float–adjusted market capitalization-weighted index of Chinese equities that includes H shares listed on the Hong Kong exchange, B shares listed on the Shanghai and Shenzhen ex-exchanges, and Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China), and foreign listings (e.g., ADRs).

The MSCI China All Shares Index captures large and mid-cap representation across China A shares, B shares, H shares, Red Chips (issued by entities owned by national or local governments in China), P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China), and foreign listings (e.g., ADRs). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China.

The S&P Bombay Stock Exchange 100 (S&P BSE 100) Index is a free float–adjusted market capitalization–weighted index of 100 stocks listed on the Bombay Stock Exchange.

The MSCI India Index is a free float-adjusted market capitalization-weighted index of Indian equities listed in India.

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization-weighted index of all common stocks listed on the Korea Stock Exchange.

The MSCI Korea Index is a free float-adjusted market capitalization-weighted index of Korean equities listed in Korea.

matthewsasia.com | 833.228.5605	39

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of December 31, 2023. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORTs are available on the SEC’s website at www.sec.gov. Complete schedules of investments are also available without charge, upon request, from the Funds by calling us at 833.228.5605.

Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30, is available upon request, at no charge, at the Funds’ website at matthewsasia.com or by calling 833.228.5605, or on the SEC’s website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds’ expenses, we try to identify related shareholders in a household and send only one copy of the Funds’ prospectus and financial reports to that address. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds’ current prospectus, summary prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds’ prospectus or financial reports, please call us at 833.228.5605.

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All ETFs have operating expenses. As a shareholder of an ETF, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other ETFs. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Operating Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an

$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled “Operating Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your fund’s costs with those of other ETFs. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other ETFs because the Securities and Exchange Commission requires all registered funds to calculate expenses based on an assumed 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs. You may pay brokerage commissions on your purchases and sales of fund shares, which are not reflected in the table.

Matthews Asia Funds does not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

40	MATTHEWS ASIA FUNDS

December 31, 2023

Disclosure of Fund Expenses (unaudited) (continued)

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expense Ratio	Operating Expenses Paid During Period 7/1/23– 12/31/23[1]

Matthews Emerging Markets Equity Active ETF
Actual Fund Return	$1,000.00	$1,022.20	0.79%	$4.03
Hypothetical 5% Returns	$1,000.00	$1,021.22	0.79%	$4.02
Matthews Emerging Markets ex China Active ETF
Actual Fund Return	$1,000.00	$1,053.20	0.79%	$4.09
Hypothetical 5% Returns	$1,000.00	$1,021.22	0.79%	$4.02
Matthews Emerging Markets Sustainable Future Active ETF[2]
Actual Fund Return	$1,000.00	$1,029.80	0.79%	$2.22
Hypothetical 5% Returns	$1,000.00	$1,021.22	0.79%	$4.02
Matthews Pacific Tiger Active ETF[2]
Actual Fund Return	$1,000.00	$1,014.40	0.79%	$2.20
Hypothetical 5% Returns	$1,000.00	$1,021.22	0.79%	$4.02
Matthews Asia Innovators Active ETF
Actual Fund Return	$1,000.00	$1,010.50	0.79%	$4.00
Hypothetical 5% Returns	$1,000.00	$1,021.22	0.79%	$4.02
Matthews China Active ETF
Actual Fund Return	$1,000.00	$934.80	0.79%	$3.85
Hypothetical 5% Returns	$1,000.00	$1,021.22	0.79%	$4.02
Matthews India Active ETF[2]
Actual Fund Return	$1,000.00	$1,080.00	0.79%	$2.27
Hypothetical 5% Returns	$1,000.00	$1,021.22	0.79%	$4.02
Matthews Japan Active ETF[2]
Actual Fund Return	$1,000.00	$1,057.90	0.79%	$2.25
Hypothetical 5% Returns	$1,000.00	$1,021.22	0.79%	$4.02
Matthews Korea Active ETF
Actual Fund Return	$1,000.00	$1,057.50	0.84%	$4.36
Hypothetical 5% Returns	$1,000.00	$1,020.97	0.84%	$4.28
Matthews Asia Dividend Active ETF[2]
Actual Fund Return	$1,000.00	$1,058.30	0.79%	$2.25
Hypothetical 5% Returns	$1,000.00	$1,021.22	0.79%	$4.02

1	Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, then divided by 365.

2

The Fund commenced operations on September 21, 2023. Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 101 days, then divided by 365. The hypothetical expense example is based on the half-year period beginning July 1, 2023, as required by the SEC.

matthewsasia.com | 833.228.5605	41

Statements of Assets and Liabilities

December 31, 2023

	Matthews Emerging Markets Equity Active ETF	Matthews Emerging Markets ex China Active ETF	Matthews Emerging Markets Sustainable Future Active ETF	Matthews Pacific Tiger Active ETF

ASSETS:

Investments at value (A) (Note 2-A):

Unaffiliated issuers	$55,493,230	$8,812,806	$14,173,612	$83,393,180

Cash	399,606	19,969	39	19,118

Segregated foreign currency at value	159,335	—	5,238	53

Foreign currency at value (B)	20,612	11	3	936,687

Dividends and interest receivable	95,727	18,429	5,398	89,948

Receivable for securities sold	—	—	—	946,556

Receivable for capital shares sold	1,508	—	—	11,186

Other receivable	30,027	1,033	—	—
TOTAL ASSETS	56,200,045	8,852,248	14,184,290	85,396,728

LIABILITIES:

Payable for securities purchased	186,681	—	—	5,448,769

Deferred foreign capital gains tax liability (Note 2-C)	70,495	14,334	22,457	118,545

Due to Advisor (Note 4)	35,856	5,780	7,234	39,796

Accrued other expenses payable	—	845	—	467
TOTAL LIABILITIES	293,032	20,959	29,691	5,607,577

NET ASSETS	$55,907,013	$8,831,289	$14,154,599	$79,789,151

SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)	1,980,000	320,000	550,000	3,150,000

Net asset value, offering price and redemption price	28.24	27.60	25.74	25.33

NET ASSETS CONSISTS OF:

Capital paid-in	$54,698,406	$8,191,671	$13,578,322	$77,678,654

Total distributable earnings/(accumulated loss)	1,208,607	639,618	576,277	2,110,497
NET ASSETS	$55,907,013	$8,831,289	$14,154,599	$79,789,151

(A) Investments at cost:

Unaffiliated Issuers	$52,473,588	$7,991,444	$13,549,125	$80,395,476

(B) Foreign Currency at Cost	$20,611	$11	$3	$936,688

See accompanying notes to financial statements.

42	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (continued)

December 31, 2023

	Matthews Asia Innovators Active ETF	Matthews China Active ETF	Matthews India Active ETF

ASSETS:

Investments at value (A) (Note 2-A):

Unaffiliated issuers	$83,595,032	$21,719,520	$5,983,096

Cash	68,525	24	—

Segregated foreign currency at value	2,341	94	—

Foreign currency at value (B)	1,245	—	61,462

Dividends and interest receivable	105,047	31,536	126

Receivable for securities sold	6,221,332	—	—

Other receivable	2,728	421	—
TOTAL ASSETS	89,996,250	21,751,595	6,044,684

LIABILITIES:

Cash overdraft	—	—	11,816

Payable for securities purchased	4,801,837	4	—

Deferred foreign capital gains tax liability (Note 2-C)	322,955	—	89,031

Due to Advisor (Note 4)	56,009	14,391	3,924

Accrued other expenses payable	6,046	—	—
TOTAL LIABILITIES	5,186,847	14,395	104,771

NET ASSETS	$84,809,403	$21,737,200	$5,939,913

SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)	3,600,000	1,140,000	220,000

Net asset value, offering price and redemption price	23.56	19.07	27.00

NET ASSETS CONSISTS OF:

Capital paid-in	$94,719,839	$30,738,744	$5,563,942

Total distributable earnings/(accumulated loss)	(9,910,436)	(9,001,544)	375,971
NET ASSETS	$84,809,403	$21,737,200	$5,939,913

(A) Investments at cost:

Unaffiliated Issuers	$71,395,881	$28,283,100	$5,499,236

(B) Foreign Currency at Cost	$1,245	$—	$61,462

See accompanying notes to financial statements.

matthewsasia.com | 833.228.5605	43

Statements of Assets and Liabilities (continued)

December 31, 2023

	Matthews Japan Active ETF	Matthews Korea Active ETF		Matthews Asia Dividend Active ETF

ASSETS:

Investments at value (A) (Note 2-A):

Unaffiliated issuers	$1,052,495	$66,354,727		$1,578,253

Cash	—	41,361		2,167

Segregated foreign currency at value	—	—		2,344

Foreign currency at value (B)	—	—		816

Dividends and interest receivable	401	808,713		1,458

Receivable for securities sold	—	517,537		—

Receivable for capital shares sold	—	4,064		—

Other receivable	313	8,099		163
TOTAL ASSETS	1,053,209	67,734,501		1,585,201

LIABILITIES:

Payable for securities purchased	—	479,369		1,049

Deferred foreign capital gains tax liability (Note 2-C)	—	—		1,432

Due to Advisor (Note 4)	688	43,154		1,029

Other liabilities	—	41,361		—
TOTAL LIABILITIES	688	563,884		3,510

NET ASSETS	$1,052,521	$67,170,617		$1,581,691

SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)	40,000	2,553,223	[1]	50,000

Net asset value, offering price and redemption price	26.31	26.31		31.63

NET ASSETS CONSISTS OF:

Capital paid-in	$1,000,000	$57,782,663		$1,500,000

Total distributable earnings/(accumulated loss)	52,521	9,387,954		81,691
NET ASSETS	$1,052,521	$67,170,617		$1,581,691

(A) Investments at cost:

Unaffiliated Issuers	$975,593	$57,919,571		$1,494,750

(B) Foreign Currency at Cost	$—	$—		$816

1

The Matthews Korea Active ETF acquired all assets and liabilities of the Matthews Korea Fund (the “Predecessor Fund”) in a reorganization that occurred on July 14, 2023. The performance and financial history of the Predecessor Fund’s Institutional Class have been adopted by the Matthews Korea Active ETF. (See Note 1).

See accompanying notes to financial statements.

44	MATTHEWS ASIA FUNDS

Statements of Operations

Period Ended December 31, 2023

	Matthews Emerging Markets Equity Active ETF	Matthews Emerging Markets ex China Active ETF[1]	Matthews Emerging Markets Sustainable Future Active ETF[2]	Matthews Pacific Tiger Active ETF[2]

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$1,125,766	$146,415	$13,779	$119,615

Interest	26,630	5,037	1,531	40,832

Foreign withholding tax	(95,855)	(14,270)	(2,165)	(17,203)
TOTAL INVESTMENT INCOME	1,056,541	137,182	13,145	143,244

EXPENSES:

Investment advisory fees (Note 4)	343,630	41,746	12,124	71,197

Other expenses	108	—	—	—
TOTAL EXPENSES	343,738	41,746	12,124	71,197

NET INVESTMENT INCOME (LOSS)	712,803	95,436	1,021	72,047

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	(1,663,985)	(156,823)	(1,183)	(775,477)

Net realized gain (loss) on in-kind redemptions—Unaffiliated Issuers	316,892	—	—	—

Net realized gain (loss) on foreign currency related transactions	(1,155,971)	(5,929)	(22,526)	(5,805)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	2,995,674	821,362	624,487	2,997,704

Net change in deferred foreign capital gains taxes on unrealized appreciation/depreciation	(70,322)	(14,334)	(22,457)	(118,544)

Net change in unrealized appreciation/depreciation on foreign currency related translations	2,588	140	48	(869)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	424,876	644,416	578,369	2,097,009

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,137,679	$739,852	$579,390	$2,169,056

1	The Fund commenced operations on January 10, 2023.
2	The Fund commenced operations on September 21, 2023.

See accompanying notes to financial statements.

matthewsasia.com | 833.228.5605	45

Statements of Operations (continued)

Period Ended December 31, 2023

	Matthews Asia Innovators Active ETF	Matthews China Active ETF	Matthews India Active ETF[1]

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$1,499,531	$580,422	$4,188

Interest	95,048	25,302	460

Foreign withholding tax	(179,932)	(42,630)	(998)
TOTAL INVESTMENT INCOME	1,414,647	563,094	3,650

EXPENSES:

Investment advisory fees (Note 4)	950,400	229,548	6,902

NET INVESTMENT INCOME (LOSS)	464,247	333,546	(3,252)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	(19,889,407)	(2,385,266)	(6,588)

Net realized gain (loss) on in-kind redemptions—Unaffiliated Issuers	2,501,220	(195,202)	—

Net realized gain (loss) on foreign currency related transactions	(278,659)	(8,258)	(9,018)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	9,905,585	(7,009,584)	483,860

Net change in deferred foreign capital gains taxes on unrealized appreciation/depreciation	(326,321)	—	(89,031)

Net change in unrealized appreciation/depreciation on foreign currency related translations	(1,996)	(570)	—
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	(8,089,578)	(9,598,880)	379,223

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	($7,625,331)	($9,265,334)	$375,971

1	The Fund commenced operations on September 21, 2023.

See accompanying notes to financial statements.

46	MATTHEWS ASIA FUNDS

Statements of Operations (continued)

Period Ended December 31, 2023

	Matthews Japan Active ETF[1]	Matthews Korea Active ETF[2]	Matthews Asia Dividend Active ETF[1]

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$7,819	$1,475,836	$9,333

Interest	872	79,071	1,046

Foreign withholding tax	(902)	(228,323)	(1,110)
TOTAL INVESTMENT INCOME	7,789	1,326,584	9,269

EXPENSES:

Investment advisory fees (Note 4)	2,153	502,279	3,272

Administration and accounting fees (Note 4)	—	3,124	—

Administration and shareholder servicing fees (Note 4)	—	66,964	—

Accounting out-of-pocket fees	—	16,254	—

Custodian fees	—	24,399	—

Printing fees	—	17,240	—

Intermediary service fees (Note 4)	—	34,044	—

Professional fees	—	24,364	—

Registration fees	—	36,123	—

Transfer agent fees	—	17,667	—

Trustee fees	—	7,280	—

Other expenses	—	30,147	—
TOTAL EXPENSES	2,153	779,885	3,272

NET INVESTMENT INCOME (LOSS)	5,636	546,699	5,997

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	(24,334)	5,109,934	353

Net realized gain (loss) on in-kind redemptions—Unaffiliated Issuers	—	21,103	—

Net realized gain (loss) on foreign currency related transactions	(317)	(8,632)	(993)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	76,902	4,454,389	83,503

Net change in deferred foreign capital gains taxes on unrealized appreciation/depreciation	—	—	(1,433)

Net change in unrealized appreciation/depreciation on foreign currency related translations	12	(2,020)	82
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	52,263	9,574,774	81,512

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$57,899	$10,121,473	$87,509

1	The Fund commenced operations on September 21, 2023.
2

The Matthews Korea Active ETF acquired all assets and liabilities of the Matthews Korea Fund (the “Predecessor Fund”) in a reorganization that occurred on July 14, 2023. The performance and financial history of the Predecessor Fund’s Institutional Class have been adopted by the Matthews Korea Active ETF. As a result, the information prior to July 14, 2023 reflects that of the Predecessor Fund. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).

See accompanying notes to financial statements.

matthewsasia.com | 833.228.5605	47

Statements of Changes in Net Assets

MATTHEWS EMERGING MARKETS EQUITY ACTIVE ETF	Year Ended December 31, 2023	For the Period Ended December 31, 2022[1]

OPERATIONS:

Net investment income (loss)	$712,803	$31,792

Net realized gain (loss) on investments, in-kind redemptions and foreign currency related transactions	(2,503,064)	(47,523)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	2,998,262	23,964

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(70,322)	(173)
Net increase (decrease) in net assets resulting from operations	1,137,679	8,060

DISTRIBUTIONS TO SHAREHOLDERS:

Net decrease in net assets resulting from distributions	(5,917)	(28,090)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	48,471,365	6,323,916
Total increase (decrease) in net assets	49,603,127	6,303,886
NET ASSETS:

Beginning of period	6,303,886	—
End of period	$55,907,013	$6,303,886

1 The Fund commenced operations on July 13, 2022.

MATTHEWS EMERGING MARKETS EX CHINA ACTIVE ETF		For the Period Ended December 31, 2023[1]

OPERATIONS:

Net investment income (loss)		$95,436

Net realized gain (loss) on investments and foreign currency related transactions		(162,752)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations		821,502

Net change on foreign capital gains taxes on unrealized appreciation/depreciation		(14,334)
Net increase (decrease) in net assets resulting from operations		739,852

DISTRIBUTIONS TO SHAREHOLDERS:

Net decrease in net assets resulting from distributions		(100,234)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)		8,191,671
Total increase (decrease) in net assets		8,831,289
NET ASSETS:

Beginning of period		—
End of period		$8,831,289

1 The Fund commenced operations on January 10, 2023.

MATTHEWS EMERGING MARKETS SUSTAINABLE FUTURE ACTIVE ETF		For the Period Ended December 31, 2023[1]

OPERATIONS:

Net investment income (loss)		$1,021

Net realized gain (loss) on investments and foreign currency related transactions		(23,709)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations		624,535

Net change on foreign capital gains taxes on unrealized appreciation/depreciation		(22,457)
Net increase (decrease) in net assets resulting from operations		579,390

DISTRIBUTIONS TO SHAREHOLDERS:

Net decrease in net assets resulting from distributions		(3,113)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)		13,578,322
Total increase (decrease) in net assets		14,154,599
NET ASSETS:

Beginning of period		—
End of period		$14,154,599

1	The Fund commenced operations on September 21, 2023.

See accompanying notes to financial statements.

48	MATTHEWS ASIA FUNDS

Statements of Changes in Net Assets (continued)

MATTHEWS PACIFIC TIGER ACTIVE ETF		For the Period Ended December 31, 2023[1]

OPERATIONS:

Net investment income (loss)		$72,047

Net realized gain (loss) on investments and foreign currency related transactions		(781,282)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations		2,996,835

Net change on foreign capital gains taxes on unrealized appreciation/depreciation		(118,544)
Net increase (decrease) in net assets resulting from operations		2,169,056

DISTRIBUTIONS TO SHAREHOLDERS:

Net decrease in net assets resulting from distributions		(58,559)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)		77,678,654
Total increase (decrease) in net assets		79,789,151
NET ASSETS:

Beginning of period		—
End of period		$79,789,151

1 The Fund commenced operations on September 21, 2023.

MATTHEWS ASIA INNOVATORS ACTIVE ETF	Year Ended December 31, 2023	For the Period Ended December 31, 2022[1]

OPERATIONS:

Net investment income (loss)	$464,247	($34,351)

Net realized gain (loss) on investments and foreign currency related transactions	(17,666,846)	(1,392,598)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	9,903,589	2,293,574

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(326,321)	—
Net increase (decrease) in net assets resulting from operations	(7,625,331)	866,625

DISTRIBUTIONS TO SHAREHOLDERS:

Net decrease in net assets resulting from distributions	(841,608)	—
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	(12,162,685)	104,572,402
Total increase (decrease) in net assets	(20,629,624)	105,439,027
NET ASSETS:

Beginning of period	105,439,027	—
End of period	$84,809,403	$105,439,027

1 The Fund commenced operations on July 13, 2022.

MATTHEWS CHINA ACTIVE ETF	Year Ended December 31, 2023	For the Period Ended December 31, 2022[1]

OPERATIONS:

Net investment income (loss)	$333,546	($4,643)

Net realized gain (loss) on investments and foreign currency related transactions	(2,588,726)	(47,731)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(7,010,154)	446,556
Net increase (decrease) in net assets resulting from operations	(9,265,334)	394,182

DISTRIBUTIONS TO SHAREHOLDERS:

Net decrease in net assets resulting from distributions	(350,744)	—
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	21,254,398	9,704,698
Total increase (decrease) in net assets	11,638,320	10,098,880
NET ASSETS:

Beginning of period	10,098,880	—
End of period	$21,737,200	$10,098,880

1	The Fund commenced operations on July 13, 2022.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS INDIA ACTIVE ETF		For the Period Ended December 31, 2023[1]

OPERATIONS:

Net investment income (loss)		($3,252)

Net realized gain (loss) on investments and foreign currency related transactions		(15,606)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations		483,860

Net change on foreign capital gains taxes on unrealized appreciation/depreciation		(89,031)
Net increase (decrease) in net assets resulting from operations		375,971
CAPITAL SHARE TRANSACTIONS (net) (Note 3)		5,563,942
Total increase (decrease) in net assets		5,939,913
NET ASSETS:

Beginning of period		—
End of period		$5,939,913

1 The Fund commenced operations on September 21, 2023.

MATTHEWS JAPAN ACTIVE ETF		For the Period Ended December 31, 2023[1]

OPERATIONS:

Net investment income (loss)		$5,636

Net realized gain (loss) on investments and foreign currency related transactions		(24,651)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations		76,914
Net increase (decrease) in net assets resulting from operations		57,899

DISTRIBUTIONS TO SHAREHOLDERS:

Net decrease in net assets resulting from distributions		(5,378)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)		1,000,000
Total increase (decrease) in net assets		1,052,521
NET ASSETS:

Beginning of period		—
End of period		$1,052,521

1 The Fund commenced operations on September 21, 2023.

MATTHEWS KOREA ACTIVE ETF[1]	Year Ended December 31, 2023	Year Ended December 31, 2022

OPERATIONS:

Net investment income (loss)	$546,699	$1,080,067

Net realized gain (loss) on investments and foreign currency related transactions	5,122,405	(3,280,646)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	4,452,369	(31,168,278)
Net increase (decrease) in net assets resulting from operations	10,121,473	(33,368,857)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	—	(7,639,996)

Institutional Class/Fund	(1,077,132)	(968,596)
Net decrease in net assets resulting from distributions	(1,077,132)	(8,608,592)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	(21,896,480)	(10,938,083)
Total increase (decrease) in net assets	(12,852,139)	(52,915,532)
NET ASSETS:

Beginning of period	80,022,756	132,938,288
End of period	$67,170,617	$80,022,756

1

The Matthews Korea Active ETF acquired all assets and liabilities of the Matthews Korea Fund (the “Predecessor Fund”) in a reorganization that occurred on July 14, 2023. The performance and financial history of the Predecessor Fund’s Institutional Class have been adopted by the Matthews Korea Active ETF. As a result, the information prior to July 14, 2023 reflects that of the Predecessor Fund. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).

See accompanying notes to financial statements.

50	MATTHEWS ASIA FUNDS

Statements of Changes in Net Assets (continued)

MATTHEWS ASIA DIVIDEND ACTIVE ETF	For the Period Ended December 31, 2023[1]

OPERATIONS:

Net investment income (loss)	$5,997

Net realized gain (loss) on investments and foreign currency related transactions	(640)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	83,585

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(1,433)
Net increase (decrease) in net assets resulting from operations	87,509

DISTRIBUTIONS TO SHAREHOLDERS:

Net decrease in net assets resulting from distributions	(5,818)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	1,500,000
Total increase (decrease) in net assets	1,581,691
NET ASSETS:

Beginning of period	—
End of period	$1,581,691

1	The Fund commenced operations on September 21, 2023.

See accompanying notes to financial statements.

matthewsasia.com | 833.228.5605	51

Financial Highlights

Matthews Emerging Markets Equity Active ETF

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31, 2023		Period Ended Dec. 31, 2022[1]
Net Asset Value, beginning of Period	$26.27		$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.44		0.23
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	1.53		1.18
Total from investment operations	1.97		1.41
LESS DISTRIBUTIONS FROM:
Net investment income	—	[3]	(0.14)
Net Asset Value, end of Period	$28.24		$26.27
TOTAL RETURN	7.51%		5.63%	[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of Period (in 000’s)	$55,907		$6,304
Ratio of expenses to average net assets (Note 4)	0.79%		0.79%	[5]
Ratio of net investment income (loss) to average net assets	1.64%		1.93%	[5]
Portfolio turnover	54.86%		15.47%	[4]

1	The Fund commenced operations on July 13, 2022.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	Not annualized.
5	Annualized.

See accompanying notes to financial statements.

52	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Emerging Markets ex China Active ETF

The table below sets forth financial data for a share of beneficial interest outstanding throughout the period presented.

	Period Ended Dec. 31, 2023[1]
Net Asset Value, beginning of Period	$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.45
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	2.46
Total from investment operations	2.91
LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)
Net Asset Value, end of Period	$27.60
TOTAL RETURN	11.68%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of Period (in 000’s)	$8,831
Ratio of expenses to average net assets (Note 4)	0.79%	[4]
Ratio of net investment income (loss) to average net assets	1.81%	[4]
Portfolio turnover	28.64%	[3]

1	The Fund commenced operations on January 10, 2023.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.

See accompanying notes to financial statements.

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Financial Highlights (continued)

Matthews Emerging Markets Sustainable Future Active ETF

The table below sets forth financial data for a share of beneficial interest outstanding throughout the period presented.

	Period Ended Dec. 31, 2023[1]
Net Asset Value, beginning of Period	$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	—	[3]
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	0.75
Total from investment operations	0.75
LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)
Net Asset Value, end of Period	$25.74
TOTAL RETURN	2.98%	[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of Period (in 000’s)	$14,155
Ratio of expenses to average net assets (Note 4)	0.79%	[5]
Ratio of net investment income (loss) to average net assets	0.07%	[5]
Portfolio turnover	0.37%	[4]

1	The Fund commenced operations on September 21, 2023.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	Not annualized.
5	Annualized.

See accompanying notes to financial statements.

54	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Pacific Tiger Active ETF

The table below sets forth financial data for a share of beneficial interest outstanding throughout the period presented.

	Period Ended Dec. 31, 2023[1]
Net Asset Value, beginning of Period	$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.05
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	0.31
Total from investment operations	0.36
LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)
Net Asset Value, end of Period	$25.33
TOTAL RETURN	1.44%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of Period (in 000’s)	$79,789
Ratio of expenses to average net assets (Note 4)	0.79%	[4]
Ratio of net investment income (loss) to average net assets	0.80%	[4]
Portfolio turnover	12.07%	[3]

1	The Fund commenced operations on September 21, 2023.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 833.228.5605	55

Financial Highlights (continued)

Matthews Asia Innovators Active ETF

The table below sets forth financial data for a share of beneficial interest outstanding throughout the period presented.

	Year Ended Dec. 31, 2023	Period Ended Dec. 31, 2022[1]
Net Asset Value, beginning of Period	$24.24	$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.09	(0.04)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(0.54)	(0.72)
Total from investment operations	(0.45)	(0.76)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	—
Net Asset Value, end of Period	$23.56	$24.24
TOTAL RETURN	(1.83% )	(3.04%	)[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of Period (in 000’s)	$84,809	$105,439
Ratio of expenses to average net assets (Note 4)	0.79%	0.79%	[4]
Ratio of net investment income (loss) to average net assets	0.39%	(0.33%	)[4]
Portfolio turnover	277.86%	72.56%	[3]

1	The Fund commenced operations on July 13, 2022.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.

See accompanying notes to financial statements.

56	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews China Active ETF

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31, 2023	Period Ended Dec. 31, 2022[1]
Net Asset Value, beginning of Period	$24.04	$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.25	(0.03)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(4.91)	(0.93)
Total from investment operations	(4.66)	(0.96)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)	—
Net Asset Value, end of Period	$19.07	$24.04
TOTAL RETURN	(19.35% )	(3.84%	)[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of Period (in 000’s)	$21,737	$10,099
Ratio of expenses to average net assets (Note 4)	0.79%	0.79%	[4]
Ratio of net investment income (loss) to average net assets	1.15%	(0.24%	)[4]
Portfolio turnover	58.98%	12.48%	[3]

1	The Fund commenced operations on July 13, 2022.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.

See accompanying notes to financial statements.

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Financial Highlights (continued)

Matthews India Active ETF

The table below sets forth financial data for a share of beneficial interest outstanding throughout the period presented.

	Period Ended Dec. 31, 2023[1]
Net Asset Value, beginning of Period	$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	(0.03)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	2.03
Total from investment operations	2.00
Net Asset Value, end of Period	$27.00
TOTAL RETURN	8.00%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of Period (in 000’s)	$5,940
Ratio of expenses to average net assets (Note 4)	0.79%	[4]
Ratio of net investment income (loss) to average net assets	(0.37%	)[4]
Portfolio turnover	14.97%	[3]

1	The Fund commenced operations on September 21, 2023.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.

See accompanying notes to financial statements.

58	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Japan Active ETF

The table below sets forth financial data for a share of beneficial interest outstanding throughout the period presented.

	Period Ended Dec. 31, 2023[1]
Net Asset Value, beginning of Period	$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.14
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	1.30
Total from investment operations	1.44
LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)
Net Asset Value, end of Period	$26.31
TOTAL RETURN	5.79%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of Period (in 000’s)	$1,053
Ratio of expenses to average net assets (Note 4)	0.79%	[4]
Ratio of net investment income (loss) to average net assets	2.07%	[4]
Portfolio turnover	45.53%	[3]

1	The Fund commenced operations on September 21, 2023.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.

See accompanying notes to financial statements.

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Financial Highlights (continued)

Matthews Korea Active ETF

The table below sets forth financial data for a share of beneficial interest outstanding throughout the period presented.

	Year Ended Dec. 31, 2023[1,2]	Year Ended Dec. 31, 2022[2]	Year Ended Dec. 31, 2021[2]	Year Ended Dec. 31, 2020[2]	Year Ended Dec. 31, 2019[2]
Net Asset Value, beginning of Year	$23.18	$34.53	$37.05	$26.54	$27.68
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[3]	0.55	0.36	0.36	0.06	0.06
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	3.00	(9.07)	(0.42)	10.75	1.02
Total from investment operations	3.55	(8.71)	(0.06)	10.81	1.08
LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)	—	(0.66)	(0.30)	—
Net realized gains on investments	—	(2.64)	(1.80)	—	(2.22)
Total distributions	(0.42)	(2.64)	(2.46)	(0.30)	(2.22)
Net Asset Value, end of Year	$26.31	$23.18	$34.53	$37.05	$26.54
TOTAL RETURN	15.41%	(25.39% )	(0.16% )	40.76%	4.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of Year (in 000’s)	$67,171	$9,166	$14,998	$12,192	$23,426
Ratio of expenses to average net assets (Note 4)	0.88%	1.08%	0.98%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	2.26%	1.20%	0.93%	0.28%	0.29%
Portfolio turnover	31.75%	56.94%	40.18%	39.62%	36.63%

1

The Matthews Korea Active ETF acquired all assets and liabilities of the Matthews Korea Fund (the “Predecessor Fund”) in a reorganization that occurred on July 14, 2023. The performance and financial history of the Predecessor Fund’s Institutional Class have been adopted by the Matthews Korea Active ETF. As a result, the information prior to July 14, 2023 reflects that of the Predecessor Fund’s Institutional Class. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).

2	On June 23, 2023, the Predecessor Fund effected a reverse share split with a ratio of 1 : 0.166538 (old to new). All per share data has been adjusted to reflect the reverse share split.
3	Calculated using the average daily shares method.

See accompanying notes to financial statements.

60	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Asia Dividend Active ETF

The table below sets forth financial data for a share of beneficial interest outstanding throughout the period presented.

	Period Ended Dec. 31, 2023[1]
Net Asset Value, beginning of Period	$30.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.12
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	1.63
Total from investment operations	1.75
LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)
Net Asset Value, end of Period	$31.63
TOTAL RETURN	5.83%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of Period (in 000’s)	$1,582
Ratio of expenses to average net assets (Note 4)	0.79%	[4]
Ratio of net investment income (loss) to average net assets	1.45%	[4]
Portfolio turnover	5.82%	[3]

1	The Fund commenced operations on September 21, 2023.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 833.228.5605	61

Notes to Financial Statements

1.	ORGANIZATION

Matthews International Funds (d/b/a Matthews Asia Funds) (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2023, the Trust issued twenty-three separate series of shares. This shareholder report pertains to ten of those series (each a “Fund”, and collectively, the “Funds”): Matthews Emerging Markets Equity Active ETF, Mathews Emerging Markets ex China Active ETF, Matthews Emerging Markets Sustainable Future Active ETF, Matthews Pacific Tiger Active ETF, Matthews Asia Innovators Active ETF, Matthews China Active ETF, Matthews India Active ETF, Matthews Japan Active ETF, Matthews Korea Active ETF and Matthews Asia Dividend Active ETF. All of the Funds are considered diversified with the exception of Matthews Emerging Markets Sustainable Future Active ETF and Matthews India Active ETF, which are considered non-diversified. The other thirteen separate series of the Trust are mutual funds and are covered in a separate shareholder report.

The Funds issue and redeem shares at their net asset value per share (NAV) only in large blocks of shares (Creation Units). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutional investors who have entered into an authorized participant agreement may purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the Funds are not redeemable securities.

Individual shares of the Funds trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). A chart showing the frequency at which each fund’s daily closing market price was at a discount or premium to each fund’s NAV can be found at www.matthewsasia.com.

Pursuant to an Agreement and Plan of Reorganization and Liquidation approved by the Board of Trustees of the Trust, the Matthews Korea Fund (the “Acquired Fund”) was reorganized into the Matthews Korea Active ETF (the “Acquiring Fund”) (the “Reorganization”) on July 14, 2023 (the “Closing Date”).

Following the Reorganization, the Acquired Fund’s Institutional Class performance and financial history were adopted by the Acquiring Fund. In connection with the Reorganization, each shareholder of the Acquired Fund received Acquiring Fund shares equal in value to the number of Acquired Fund shares owned on the Closing Date, including a cash payment in lieu of fractional Acquiring Fund shares. The Acquiring Fund has the same investment advisor, investment objective and fundamental investment policies, and a substantially similar investment strategy, as the Acquired Fund. Effective as of the Closing Date, the Acquired Fund ceased operations.

Costs incurred by the Acquiring Fund and the Acquired Fund associated with the Reorganization (including legal costs) were borne by the Advisor which paid them directly, or waived fees or reimbursed expenses to offset those costs. The management fee of the Acquiring Fund is slightly higher than the advisory fee of the Acquired Fund. The Acquiring Fund, however, employs a unitary fee structure pursuant to which Matthews bears all operating expenses of the Fund subject to limited exceptions, which is expected to result in a lower net expense ratio than each share class of the Acquired Fund. The Reorganization did not materially change the Acquired Fund’s portfolio holdings. There are no material differences in the accounting policies of the Acquired Fund and the Acquiring Fund.

The Acquiring Fund did not purchase or sell securities following the Reorganization for purposes of realigning its investment portfolio. Accordingly, the Reorganization did not affect the Acquiring Fund’s portfolio turnover ratio for the period ended December 31, 2023.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements. Each Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

SECURITY VALUATION: Pursuant to Rule 2a-5 under the 1940 Act, the Funds’ Board of Trustees (the “Board”) has designated authority to a Valuation Designee, Matthews International Capital Management, LLC (“Matthews”), the Funds’ investment advisor, to make fair valuation determinations under adopted procedures subject to Board oversight. Matthews has formed a Valuation Committee (the “Valuation Committee”) to administer the pricing and valuation of portfolio securities and other assets and liabilities and to ensure that prices determined by Matthews or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value. The value of the Trust’s securities is based on market quotations for those securities, or on their fair value determined by the valuation policies approved by the Board. Market quotations and valuation information are provided by commercial pricing services or securities dealers that are independent of the Funds and Matthews in accordance with procedures established by the Valuation Designee. Foreign exchange-traded securities are valued as of the close of trading on the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued by other third-party vendors or by using indicative bid quotations from dealers or market makers, or other available market information. Market values for securities are determined based on quotations, market data or other information from the principal (or most advantageous) market on which the security is traded. Market quotations for equity securities used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and ask prices. The Funds may also utilize independent pricing services to assist them in determining a current market value for each security based on sources believed to be reliable.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its Net Asset Value (“NAV”) may differ from any quoted or published prices for the same securities for that day. Events affecting the value of foreign investments may occur between the time at which they are determined and when the Funds calculate their NAV, which is normally the close of trading on the NYSE. If such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value in accordance with pricing policies. The fair value of a security held by the Funds may be determined using the services of third-party pricing services to assist in this process.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rates. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds isolate that portion of gains and losses on investments in fixed income securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of securities.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the value of the Funds may be significantly affected on days when shareholders have no access to the Funds.

62	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

B.

FAIR VALUE MEASUREMENTS: The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

Level 1: Unadjusted quoted prices in active markets for identical securities (foreign securities that are valued based on market quotations).

Level 2: Other significant observable inputs. Certain foreign securities may be fair valued by Matthews using information such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and foreign exchange. Additionally, external pricing services are used when the Funds determine that events affecting the value of foreign securities which occur between the time at which they are determined and the close of trading on the NYSE render market quotations unreliable.

Level 3: Significant unobservable inputs. Level 3 securities are valued based on significant unobservable inputs as determined under procedures approved by the Board. Characterization of such securities as Level 3 securities are not necessarily an indication of their liquidity or the risk associated with investing in these securities. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 securities and could impact overall Fund performance.

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

On December 31, 2023, securities held by the Matthews Emerging Markets Equity Active ETF, Mathews Emerging Markets ex China Active ETF, Matthews Asia Innovators Active ETF, Matthews China Active ETF, Matthews India Active ETF, Matthews Japan Active ETF and Matthews Korea Active ETF were classified as Level 1, based on the inputs used to determine their fair values.

On December 31, 2023, the following Funds had level 1 and level 2 fair valued securities:

	Matthews Emerging Markets Sustainable Future Active ETF	Matthews Pacific Tiger Active ETF	Matthews Asia Dividend Active ETF
Assets:

Investments:
Level 1: Quoted Prices
Common Equities:
Australia	$—	$—	$155,552
Brazil	1,092,280	—	—
Chile	105,850	—	—
China/Hong Kong	5,810,695	29,371,866	397,180
Estonia	99,944	—	—
France	—	—	—
India	2,857,710	15,825,174	130,042
Indonesia	—	2,200,395	38,410
Japan	—	—	493,408
Jordan	153,280	—	—
Philippines	—	1,559,059	—
Poland	453,826	—	—
Romania	187,008	—	—
Saudi Arabia	373,222	—	—
Singapore	—	1,208,140	53,442
South Korea	1,059,704	10,596,422	98,506
Switzerland	—	—	—
Taiwan	1,347,094	15,188,683	134,888
United States	513,320	—	—
Vietnam	19,034	749,614	22,181
Preferred Equities:
South Korea	65,134	—	—
Short-Term Investments	26,961	3,771,939	30,049
Total	14,165,062	80,471,292	1,553,658
Level 2: Other Significant Observable Inputs
Common Equities:
Bangladesh	8,550	—	—
Thailand	—	2,921,888	24,595
Total Market Value of Investments	$14,173,612	$83,393,180	$1,578,253

C.

RISKS ASSOCIATED WITH NON-U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks not typically associated with investments in U.S. issuers. These risks include possible political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of Emerging Market or Asia Pacific countries where the Funds may invest; international relations with other nations; natural disasters; corruption; and military activity. Foreign securities may trade in securities markets that are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Foreign securities may be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. Foreign investing may also include the risk of expropriation or confiscatory taxation, limitation on the removal of funds or other assets, currency crises and exchange controls, the imposition of foreign withholding tax on the interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Additionally, Emerging Market and Asia Pacific countries may utilize formal or informal currency exchange controls or “capital controls” that may limit the ability to repatriate investments or income or adversely affect the value of portfolio investments. The economies of many Emerging Market and Asia Pacific countries differ from the economies of more developed countries in many respects, such as their rate of growth, inflation, capital reinvestment, resource self-sufficiency and dependence on other economies, financial system stability, the national balance of payments position and sensitivity to changes in global trade.

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Notes to Financial Statements (continued)

Certain Emerging Market and Asia Pacific countries are highly dependent upon and may be affected by developments in the economies of other countries. Non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States, which may result in less transparency with respect to a company’s operations, and make obtaining information about them more difficult (or such information may be unavailable).

Among other risks of investing in foreign markets, particularly those of emerging and frontier markets in which the Funds invest, are the variable quality and reliability of financial information and related audits of companies. In some cases, financial information and related audits can be unreliable and not subject to verification. Auditing firms in some of these markets are not subject to independent inspection or oversight of audit quality. For example, China does not allow the Public Company Accounting Oversight Board to inspect the work that auditors perform in China for Chinese companies that sell stock into U.S. markets. This can result in investment decisions being made based on flawed or misleading information.

Foreign stock markets, particularly those of emerging and frontier markets in which the Funds invest, may not be as developed or efficient as those in more developed markets such as the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. The time between the trade and settlement dates of securities transactions on foreign exchanges ranges from one day to four weeks or longer and may result in higher custody charges. Custodial arrangements may be less well developed than in the United States. Foreign securities are generally denominated and pay distributions in foreign currencies, exposing the Funds to changes in foreign currency exchange rates. Investing in any Emerging Market or Asia Pacific country will also entail risks specific and unique to that country, and these risks can be significant and change rapidly.

Changes in interest rates in each of the countries in which the Funds may invest, as well as interest rates in more-developed countries, may cause a decline in the market value of an investment. Generally, fixed income securities will decrease in value when interest rates rise and can be expected to rise in value when interest rates decline. As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated.

The Funds may invest in certain operating companies in China through legal structures known as variable interest entities (“VIEs”). In China, ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as the Fund) is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs. In such an arrangement, a China-based operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a foreign exchange, such as the New York Stock Exchange. Foreign investors hold stock in the shell company rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership.

VIEs are a longstanding industry practice and well known to officials and regulators in China; however, VIEs are not formally recognized under Chinese law. Recently, the government of China provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through VIE structures. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the shell company’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of the Funds’ associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.

In February 2022, Russian forces entered Ukraine and commenced an armed conflict. Economic sanctions have since been imposed on Russia and certain of its citizens, including the exclusion of Russia from the SWIFT global payments network. As a result, Russian-related stocks and debt have since suffered significant declines in value. The ongoing conflict, together with growing turmoil from fluctuations in commodity prices and foreign exchange rates, has the potential to impact adversely global economies and has driven a sharp increase in volatility across markets. The duration of the Russian-Ukraine conflict and its effect on financial markets cannot be determined with certainty. The Funds’ performance could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring these events. As of December 31, 2023, the Funds did not hold any Russian securities.

D.	DISTRIBUTIONS TO SHAREHOLDERS:

The Funds generally distribute their net investment income once annually in December. Any net realized gain from the sale of portfolio securities and net realized gains from foreign currency transactions are distributed at least once each year unless they are used to offset losses carried forward from prior years. The Funds will declare and pay income and capital gain distributions in cash. Distributions in cash may be reinvested automatically in additional whole shares of the Funds only if the broker through whom you purchased your shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you. Distributions are treated the same for tax purposes whether received in cash or reinvested. If you buy shares when a Fund has realized but not yet distributed ordinary income or capital gains, you will be “buying a dividend” by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable dividend.

The tax character of distributions paid for the periods ended December 31, 2023 and December 31, 2022 were as follows:

PERIOD ENDED DECEMBER 31, 2023	Ordinary Income
Matthews Emerging Markets Equity Active ETF	$5,917
Matthews Emerging Markets ex China Active ETF	100,234
Matthews Emerging Markets Sustainable Future Active ETF	3,113
Matthews Pacific Tiger Active ETF	58,559
Matthews Asia Innovators Active ETF	841,608
Matthews China Active ETF	350,744
Matthews Japan Active ETF	5,378
Matthews Korea Active ETF	1,077,132
Matthews Asia Dividend Active ETF	5,818

PERIOD ENDED DECEMBER 31, 2022	Ordinary Income
Matthews Emerging Markets Equity Active ETF	$28,090

64	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

E.

INVESTMENT TRANSACTIONS AND INCOME: Securities transactions are accounted for on the date the securities are purchased or sold or on the following business day. Financial statements reflect security transactions on trade date. Gains or losses on the sale of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Dividend income is generally recorded on the ex-dividend date net of any foreign taxes withheld at the source. Dividend income for certain issuers headquartered in countries which the Funds invest may not be recorded until approved by the shareholders (which may occur after the ex-dividend date) if, in the judgment of management, such dividends are not reasonably determined as of the ex-dividend date.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which they invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that may be payable if the securities were disposed of on the valuation date.

F.

CASH, CASH OVERDRAFTS, AND FOREIGN CURRENCY: When any of the Funds’ cash balances are overdrawn, a Fund is charged an overdraft fee by the custodian of 3% above the effective federal funds rate on outstanding balances. QFI accounts (i.e., the accounts through which the QFI quota is accessed) are required by the local market to maintain a cash reserve. The cash reserve is based upon a fixed ratio of the QFI’s approved investment quota, which is defined as the amount remitted into its special Renminbi (RMB) cash account. These amounts, if any, are included in “Segregated foreign currency at value” on the Statements of Assets and Liabilities. The fixed ratio is set at 0.08 percent for the Shanghai and 0.06 percent for the Shenzhen market.

G.

USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

H.	RECENT ACCOUNTING GUIDANCE

The FASB issued Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting in March 2020 and ASU 2021-01 in January 2021 which provided further amendments and clarifications to Topic 848. These ASUs provide optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR), and other interbank-offered based reference rates, through December 31, 2022. In December 2022, FASB issued ASU 2022-06 which defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. Management intends to rely upon the relief provided under Topic 848, which is not expected to have a material impact on the Funds’ financial statements.

In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, the Funds opted to early adopt, as permitted, effective December 1, 2022. Adoption of the guidance did not have a material impact on the Funds’ financial statements.

3.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (Creation Units) at NAV, in return for securities, other instruments, and/or cash (the Basket). Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statement of Changes in Net Assets. Purchasers and redeemers of Creation Units are charged a transaction fee to cover the estimated cost to the Fund of processing the purchase or redemption, including costs charged to it by the NSCC (National Securities Clearing Corporation) or DTC (Depository Trust Company), and the estimated transaction costs, e.g., brokerage commissions, bid ask spread, and market impact trading costs, incurred in converting the Basket to or from the desired portfolio composition. The transaction fee is determined daily and will be limited to amounts approved by the Board and determined by the Adviser to be appropriate to defray the expenses that the Fund incurs in connection with the purchase or redemption. The purpose of transaction fees is to protect the Fund’s existing shareholders from the dilutive costs associated with the purchase and redemption of Creation Units. The amount of transaction fees will differ depending on the estimated trading costs for portfolio positions and Basket processing costs and other considerations. Transaction fees may include fixed amounts per creation or redemption transactions, amounts varying with the number of Creation Units purchased or redeemed, and varying amounts based on the time an order is placed. The Fund may impose higher transaction fees when cash is substituted for Basket instruments. Higher transaction fees may apply to purchases and redemptions through the DTC than through the NSCC.

	Year Ended December 31, 2023		For the Period Ended December 31, 2022[1]
	Shares	Amount	Shares	Amount
MATTHEWS EMERGING MARKETS EQUITY ACTIVE ETF

Shares sold	2,700,000	$73,704,102	240,000	$6,323,916

Shares redeemed	(960,000)	(25,232,737)	—	—
Net increase	1,740,000	$48,471,365	240,000	$6,323,916

1	The Fund commenced operations on July 13, 2022.

	For the Period Ended December 31, 2023[1]
	Shares	Amount
MATTHEWS EMERGING MARKETS EX CHINA ACTIVE ETF

Shares sold	320,000	$8,191,671

Shares redeemed	—	—
Net increase	320,000	$8,191,671

1	The Fund commenced operations on January 10, 2023.

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Notes to Financial Statements (continued)

	For the Period Ended December 31, 2023[1]
	Shares	Amount
MATTHEWS EMERGING MARKETS SUSTAINABLE FUTURE ACTIVE ETF

Shares sold	550,000	$13,578,322

Shares redeemed	—	—
Net increase	550,000	$13,578,322

1	The Fund commenced operations on September 21, 2023.

	For the Period Ended December 31, 2023[1]
	Shares	Amount
MATTHEWS PACIFIC TIGER ACTIVE ETF

Shares sold	3,150,000	$77,678,654

Shares redeemed	—	—
Net increase	3,150,000	$77,678,654

1	The Fund commenced operations on September 21, 2023.

	Year Ended December 31, 2023		For the Period Ended December 31, 2022[1]
	Shares	Amount	Shares	Amount
MATTHEWS ASIA INNOVATORS ACTIVE ETF

Shares sold	1,400,000	$36,516,439	4,350,000	$104,572,402

Shares redeemed	(2,150,000)	(48,679,124)	—	—
Net increase (decrease)	(750,000)	($12,162,685)	4,350,000	$104,572,402

1	The Fund commenced operations on July 13, 2022.

	Year Ended December 31, 2023		For the Period Ended December 31, 2022[1]
	Shares	Amount	Shares	Amount
MATTHEWS CHINA ACTIVE ETF

Shares sold	1,160,000	$30,207,259	420,000	$9,704,698

Shares redeemed	(440,000)	(8,952,861)	—	—
Net increase	720,000	$21,254,398	420,000	$9,704,698

1	The Fund commenced operations on July 13, 2022.

	For the Period Ended December 31, 2023[1]
	Shares	Amount
MATTHEWS INDIA ACTIVE ETF

Shares sold	220,000	$5,563,942

Shares redeemed	—	—
Net increase	220,000	$5,563,942

1	The Fund commenced operations on September 21, 2023.

	For the Period Ended December 31, 2023[1]
	Shares	Amount
MATTHEWS JAPAN ACTIVE ETF

Shares sold	40,000	$1,000,000

Shares redeemed	—	—
Net increase	40,000	$1,000,000

1	The Fund commenced operations on September 21, 2023.

66	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

	Year Ended December 31, 2023[1]		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
MATTHEWS KOREA ACTIVE ETF (FORMERLY INSTITUTIONAL CLASS)[2]

Shares sold	2,718,906	$70,480,765	81,837	$2,268,597

Reinvestment of distributions	42,186	1,051,693	40,393	953,194

Shares redeemed	(603,244)	(15,058,183)	(161,336)	(4,304,395)
Net increase (decrease)	2,157,848	$56,474,275	(39,106)	($1,082,604)
Investor class

Shares sold	318,248	$1,279,757	1,794,314	$7,344,868

Shares issued through reinvestment of distributions	—	—	1,920,486	7,451,487

Shares redeemed	(18,877,339)	(79,650,512)	(5,847,971)	(24,651,834)
Net (decrease)	(18,559,091)	($78,370,755)	(2,133,171)	($9,855,479)

1

The Matthews Korea Active ETF acquired all assets and liabilities of the Matthews Korea Fund (the “Predecessor Fund”) in a reorganization that occurred on July 14, 2023. The performance and financial history of the Predecessor Fund’s Institutional Class have been adopted by the Matthews Korea Active ETF. As a result, the information prior to July 14, 2023 reflects that of the Predecessor Fund’s Institutional Class. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).

2

On June 23, 2023, the Predecessor Fund’s Institutional Class effected a reverse share split with a ratio of 1 : 0.166538 (old to new). Share amounts transacted prior to June 23, 2023 have been adjusted to reflect the reverse share split.

	For the Period Ended December 31, 2023[1]
	Shares	Amount
MATTHEWS ASIA DIVIDEND ACTIVE ETF

Shares sold	50,000	$1,500,000

Shares redeemed	—	—
Net increase	50,000	$1,500,000

1	The Fund commenced operations on September 21, 2023.

4.	INVESTMENT MANAGEMENT FEES

Pursuant to the Investment Management Agreement, as amended, between Matthews and the Trust, Matthews will pay substantially all the expenses of each Fund excluding management fees, interest expenses, taxes, brokerage fees, securities lending fees, payments under a Fund’s 12b-1 plan (if any), acquired fund fees, litigation expenses and any extraordinary expenses.

For the Matthews Korea Active ETF, Matthews has contractually agreed to a fee waiver agreement dated April 28, 2023 (the “Fee Waiver Agreement”), under which Matthews has agreed to waive a portion of the management fee with respect to the Matthews Korea Active ETF if and to the extent that the total annual operating expense ratio of the lowest cost share class of any “Family-Priced Fund” is less than the applicable management fee rate of the Matthews Korea Active ETF. The Family-Priced Funds are the series of the Trust that are operated as mutual funds, other than the Matthews Emerging Markets Small Companies Fund and the Matthews China Small Companies Fund. The Fee Waiver Agreement will remain in effect until terminated by the Board and a majority of the Independent Trustees. Based on the currently applicable expense ratios for the Family-Priced Funds, it is not expected that a waiver under the Fee Waiver Agreement will occur in the foreseeable future.

The investment management fee, accrued daily and paid monthly by the Funds based on the average daily net assets of each Fund, are as follows:

Matthews Emerging Markets Equity Active ETF	0.79%
Matthews Emerging Markets ex China Active ETF	0.79%
Matthews Emerging Markets Sustainable Future Active ETF	0.79%
Matthews Pacific Tiger Active ETF	0.79%
Matthews Asia Innovators Active ETF	0.79%
Matthews China Active ETF	0.79%
Matthews India Active ETF	0.79%
Matthews Japan Active ETF	0.79%
Matthews Korea Active ETF*	0.79%
Matthews Asia Dividend Active ETF	0.79%

*

Prior to July 14, 2023, Matthews, a registered investment advisor under the 1940 Act, provided the Matthews Korea Active ETF (formerly the Matthews Korea Fund) (the “Korea Fund”) with investment management services pursuant to an Investment Advisory Agreement dated February 1, 2016, as amended (the “Advisory Agreement”), under which the Korea Fund paid Matthews (i) for management and advisory services; and (ii) for certain administrative services, an annual fee as a percentage of average daily net assets. Under the Advisory Agreement, the family-priced Matthews Asia Funds mutual funds (the “Mutual Funds”), including the Korea Fund, paid Matthews 0.75% of their aggregate average daily net assets up to $2 billion, 0.6834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.65% of their aggregate average daily net assets over $5 billion up to $25 billion, 0.64% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.63% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.62% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.61% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.60% of their aggregate average daily net assets over $45 billion. The Korea Fund paid Matthews a monthly fee at the annual rate using the applicable management fee calculated based on the actual number of days of that month and based on the its average daily net asset value for the month.

Prior to July 14, 2023, pursuant to an Administration and Shareholder Services Agreement dated August 13, 2004, as amended (the “Services Agreement”), the Mutual Funds, including the Korea Fund, paid an annual administration and shareholder servicing fee to Matthews, as a percentage of the average daily net assets of each fund in aggregate, computed and prorated on a daily basis. Under the Services Agreement, the Mutual Funds in the aggregate paid Matthews 0.25% of their aggregate average daily net assets up to $2 billion, 0.1834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.15% of their aggregate average daily net assets over $5 billion up to $7.5 billion, 0.125% of their aggregate average daily net assets over $7.5 billion up to $15 billion, 0.11% of their aggregate average daily net assets over $15 billion up to $22.5 billion, 0.10% of their aggregate average daily net assets over $22.5 billion up to $25 billion, 0.09% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.08% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.07% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.06% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.05% of their aggregate average daily net assets over $45 billion.

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Notes to Financial Statements (continued)

As of December 31, 2023, Matthews and its affiliates held significant shares in the Funds as follows:

	Shares held by Matthews and its Affiliates	Percentage of Outstanding Shares
Matthews Japan Active ETF	22,356	56%
Matthews Asia Dividend Active ETF	8,820	18%

5.	INVESTMENTS

For the period ended December 31, 2023, the cost of investments purchased and proceeds from sale of investments (excluding in-kind transactions and short-term investments) were as follows:

	Purchases	Proceeds from Sales
Matthews Emerging Markets Equity Active ETF	$46,800,240	$22,894,986
Matthews Emerging Markets ex China Active ETF	5,424,899	1,583,574
Matthews Emerging Markets Sustainable Future Active ETF	10,097,066	24,409
Matthews Pacific Tiger Active ETF	57,231,055	4,301,500
Matthews Asia Innovators Active ETF	320,844,443	324,845,238
Matthews China Active ETF	41,862,006	16,338,428
Matthews India Active ETF	6,014,104	507,487
Matthews Japan Active ETF	1,363,257	427,725
Matthews Korea Active ETF	21,172,694	45,850,637
Matthews Asia Dividend Active ETF	1,549,091	84,686

For the period ended December 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

	Purchases	Proceeds from Sales
Matthews Emerging Markets Equity Active ETF	$37,912,445	$15,203,686
Matthews Emerging Markets ex China Active ETF	4,129,232	—
Matthews Emerging Markets Sustainable Future Active ETF	3,450,690	—
Matthews Pacific Tiger Active ETF	24,469,455	—
Matthews Asia Innovators Active ETF	13,930,518	21,778,633
Matthews China Active ETF	2,203,227	6,422,647
Matthews Korea Active ETF	129,165	91,186

6.	INCOME TAX INFORMATION

It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 2023. Therefore, no federal income tax provision is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of December 31, 2023, the components of accumulated earnings/deficit on tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Late Year Losses*	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings/ (Deficit)
Matthews Emerging Markets Equity Active ETF	$—	$(821,113)	$(459,414)	$2,489,134	$1,208,607
Matthews Emerging Markets ex China Active ETF	24,984	(52,444)	(95,491)	762,569	639,618
Matthews Emerging Markets Sustainable Futures Active ETF	26,214	—	—	550,063	576,277
Matthews Pacific Tiger Active ETF	179,396	—	(362,038)	2,293,139	2,110,497
Matthews Asia Innovators Active ETF	173,283	(15,663,027)	(4,065,416)	9,644,724	(9,910,436)
Matthews China Active ETF	—	(2,191,158)	(296)	(6,810,090)	(9,001,544)
Matthews India Active ETF	11,252	—	—	364,719	375,971
Matthews Japan Active ETF	5,508	(17,075)	(6,785)	70,873	52,521
Matthews Korea Active ETF	2,471,623	—	—	6,916,331	9,387,954
Matthews Asia Dividend Active ETF	7,109	—	—	74,582	81,691

*	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next fiscal year.

**

The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

68	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

As of December 31, 2023, the Funds have capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	Amount With No Expiration
	Short-term Losses	Long-term Losses	Total
Matthews Emerging Markets Equity Active ETF	$807,971	$13,142	$821,113
Matthews Emerging Markets ex China Active ETF	52,444	—	52,444
Matthews Asia Innovators Active ETF	15,537,340	125,687	15,663,027
Matthews China Active ETF	2,071,547	119,611	2,191,158
Matthews Japan Active ETF	17,075	—	17,075

The following Funds utilized capital loss carryforwards in the current year:

Utilized Capital Loss Carryforwards
Matthews Korea Active ETF	$4,223,076

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. The permanent differences are primarily attributable to investments in non-deductible expenses, NOL (net operating loss) adjustments, distributions in excess of current earnings and profits and in-kind redemptions. For the year ended December 31, 2023, permanent differences in book and tax accounting have been reclassified as follows:

	Increase/(Decrease) Capital paid-in	Increase/(Decrease) Total Distributable Earnings/(Accumulated Loss)
Matthews Emerging Markets Equity Active ETF	$(96,875)	$96,875
Matthews Asia Innovators Active ETF	2,365,781	(2,365,781)
Matthews China Active ETF	(215,188)	215,188
Matthews Korea Active ETF	21,103	(21,103)

As of December 31, 2023, the tax cost of investments and the related net unrealized appreciation and depreciation were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Matthews Emerging Markets Equity Active ETF	$52,936,185	$6,087,592	$(3,530,547)	$2,557,045
Matthews Emerging Markets ex China Active ETF	8,036,043	1,030,507	(253,744)	776,763
Matthews Emerging Markets Sustainable Futures Active ETF	13,601,140	833,976	(261,504)	572,472
Matthews Pacific Tiger Active ETF	80,980,628	3,986,451	(1,573,899)	2,412,552
Matthews Asia Innovators Active ETF	73,621,999	12,323,660	(2,350,627)	9,973,033
Matthews China Active ETF	28,529,592	878,648	(7,688,720)	(6,810,072)
Matthews India Active ETF	5,529,346	486,908	(33,158)	453,750
Matthews Japan Active ETF	981,634	82,093	(11,232)	70,861
Matthews Korea Active ETF	59,442,514	11,116,137	(4,203,924)	6,912,213
Matthews Asia Dividend Active ETF	1,502,320	107,096	(31,163)	75,933

7.	OTHER MATTERS

Mergers and Reorganizations—Pursuant to an Agreement and Plan of Reorganization (a “Reorganization Agreement”) between the Matthews Korea Fund (the “Acquired Fund”), and the Matthews Korea Active ETF (the “Acquiring Fund”), that occurred on July 14, 2023, all of the assets and liabilities of the Institutional Class of the Acquired Fund were transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate NAV equal to the NAV of such Acquired Fund as of the time of valuation specified in the applicable Reorganization Agreement, which were then distributed to shareholders of record of such Acquired Fund in a tax-free exchange (the “Reorganization”) as follows:

Acquired Fund/Acquiring Fund	Exchanged Shares of Acquiring Fund Issued	Value of Exchanged Shares	Acquired Fund’s Shares Outstanding as of July 14, 2023
Matthews Korea Fund, Institutional Class/Matthews Korea Active ETF	2,493,212	$65,862,730	2,493,212

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Notes to Financial Statements (continued)

The Acquiring Fund has been organized solely in connection with the Reorganization to acquire all of the assets and liabilities of the Acquired Fund and continue the business of the Acquired Fund. Therefore, after the Reorganization, the Acquired Fund will remain the “accounting survivor.” This means that the Acquiring Fund will continue to show the historical investment performance and returns of the Acquired Fund (even after conversion of the Acquired Fund).

The following chart shows Acquiring Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized depreciation:

Acquired Fund/Acquiring Fund	Acquiring Fund’s Aggregate Net Assets before acquisition	Acquired Fund’s Aggregate Net Assets before acquisition	Acquiring Fund’s Aggregate Net Assets immediately after acquisition	Acquired Fund’s Unrealized Appreciation (Depreciation)[1]	Acquired Fund’s Capital Loss Carryforward[2]
Matthews Korea Fund, Institutional Class/Matthews Korea Active ETF	—	$65,862,730	$65,862,730	$9,969,616	$4,223,076

1

The Acquiring Fund has elected to carry forward the assets of the Acquired Fund at the Acquired Fund’s historical cost basis for purposes of measuring unrealized depreciation and future realized gain or loss of those acquired assets.

2	Represents Capital Loss Carryforward of Acquired Fund as of December 31, 2022.

8.	SUBSEQUENT EVENTS

On January 10, 2024, the Matthews Emerging Markets Discovery Active ETF and the Matthews China Discovery Active ETF, each a new series of the Trust, were launched.

70	MATTHEWS ASIA FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Matthews International Funds and Shareholders of each of the ten funds listed in the table below:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (ten of the funds constituting Matthews International Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of Operations	Statement of Changes in Net Assets
Matthews China Active ETF Matthews Asia Innovators Active ETF Matthews Emerging Markets Equity Active ETF	For the year ended December 31, 2023	For the year ended December 31, 2023 and for the period July 13, 2022 (commencement of operations) to December 31, 2022
Matthews Korea Active ETF	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Matthews Emerging Markets ex China Active ETF	For the period January 10, 2023 (commencement of operations) to December 31, 2023	For the period January 10, 2023 (commencement of operations) to December 31, 2023
Matthews Emerging Markets Sustainable Future Active ETF Matthews Asia Dividend Active ETF Matthews India Active ETF Matthews Pacific Tiger Active ETF Matthews Japan Active ETF	For the period September 21, 2023 (commencement of operations) to December 31, 2023	For the period September 21, 2023 (commencement of operations) to December 31, 2023

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, CA

February 23, 2024

We have served as the auditor of one or more investment companies in Matthews International Funds since 2007.

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Tax Information (unaudited)

For shareholders who do not have a December 31, 2023 tax year-end, this notice is for informational purposes. For the period January 1, 2023 to December 31, 2023, the Funds report the following items with regard to distributions paid during the period. All reports are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

1. Qualified Dividend Income

The Funds report a portion of the ordinary income distributed during the the period ended December 31, 2023 as Qualified Dividend Income (“QDI”) as defined in the Internal Revenue code as follows:

QDI Portion
Matthews Emerging Markets Equity Active ETF	100.00%
Matthews Emerging Markets ex China Active ETF	54.09%
Matthews Emerging Markets Sustainable Future Active ETF	98.24%
Matthews Pacific Tiger Active ETF	32.65%
Matthews Asia Innovators Active ETF	44.40%
Matthews China Active ETF	100.00%
Matthews Japan Active ETF	47.95%
Matthews Korea Active ETF	100.00%
Matthews Asia Dividend Active ETF	51.46%

2. Dividends Received Deduction

The Funds report a Dividend Received Deduction pursuant to Section 854 of the Internal Revenue Code for the period ended December 31, 2023 as follows:

Matthews Emerging Markets ex China Active ETF	1.24%
Matthews Emerging Markets Sustainable Future Active ETF	3.41%
Matthews Asia Innovators Active ETF	2.12%

3. Foreign Taxes Paid

The Funds have elected to pass through to their shareholders the foreign taxes paid for year ended December 31, 2023 as follows:

	Foreign Source Income	Foreign Taxes Paid/(Credit)
Matthews Emerging Markets Equity Active ETF	$1,127,786	$—
Matthews Emerging Markets ex China Active ETF	145,778	14,269
Matthews Emerging Markets Sustainable Futures Active ETF	12,584	2,165
Matthews Pacific Tiger Active ETF	116,451	17,203
Matthews Asia Innovators Active ETF	1,845,951	179,932
Matthews China Active ETF	604,029	42,630
Matthews India Active ETF	4,188	—
Matthews Japan Active ETF	7,819	902
Matthews Korea Active ETF	1,063,668	228,323
Matthews Asia Dividend Active ETF	9,266	1,110

4. Qualified Interest Income

The Funds report a portion of the net income dividends distributed during the period ended December 31, 2023, as Qualified Interest Income (QII), as defined in the Internal Revenue Code as follows:

QII Portion
Matthews Emerging Markets Equity Active ETF	0.27%
Matthews Emerging Markets ex China Active ETF	3.08%
Matthews Emerging Markets Sustainable Future Active ETF	8.60%
Matthews Pacific Tiger Active ETF	19.65%
Matthews Asia Innovators Active ETF	5.72%
Matthews China Active ETF	4.12%
Matthews Japan Active ETF	6.25%
Matthews Korea Active ETF	1.62%
Matthews Asia Dividend Active ETF	6.82%

72	MATTHEWS ASIA FUNDS

Tax Information (unaudited) (continued)

5. Qualified Short-Term Capital Gain Dividends

The Funds report a portion of the short term capital gain dividends distributed during the year ended December 31, 2023, as Qualified Short-Term Gain, as defined in the Internal Revenue Code as follows:

Short-Term Gains
Matthews Asia Dividend Active ETF	100.00%

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Approval of Investment Management Agreement (unaudited)

Matthews Emerging Markets ex China Active ETF

The Matthews Emerging Markets ex China Active ETF (the “Fund”), which is a new series of the Trust, has retained Matthews International Capital Management, LLC (“Matthews”) to manage its assets pursuant to the Management Agreement, which has been approved by the Board of Trustees of the Trust, including the Independent Trustees.

At a meeting held on November 15-16, 2022, the Board, including the Independent Trustees of the Trust, approved the Management Agreement, with respect to the Fund, for an initial term of two years. Following the initial term upon the commencement of operations of the Fund, the Management Agreement continues in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Fund, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for that purpose.

The Independent Trustees reviewed and discussed the information provided by Matthews at that and prior meetings. The Independent Trustees were assisted in their deliberations by their independent legal counsel. Below is a summary of the factors considered by the Board in approving the Management Agreement with respect to the Fund.

1.	The nature, extent and quality of the services to be provided by Matthews under the Management Agreement.

The Trustees considered the services provided to the other series of the Trust pursuant to the Management Agreement and, with respect to those series operated as mutual funds, pursuant to the Investment Advisory Agreement between the Trust, on behalf of each such series, and Matthews. The Trustees further considered the experience and qualifications of the personnel at Matthews who would be responsible for providing services to the Fund and would be responsible for the daily management of the Fund’s portfolio. The Trustees noted Matthews’ on-going commitment to governance, compliance, risk and valuation practices. The Trustees viewed Matthews as well positioned to provide high quality services to the Fund under various market conditions, as demonstrated by the past volatile and challenging securities markets that have caused either contracting revenues or rapidly expanding assets at different times. The Trustees concluded that Matthews has the quality of personnel and other investment resources essential to performing its duties under the Management Agreement, and that the nature, overall quality and extent of such management services are expected to be satisfactory and reliable.

2.	The investment performance of Matthews.

The Trustees are familiar with the short-term and long-term performance of other series of the Trust on both an absolute basis and in comparison to peer funds and benchmark indices. The Trustees noted that the Fund is a new Fund without any prior performance, but that Matthews intends to follow a similar framework and investment process as for the

Matthews Emerging Markets Equity Active ETF and Matthews Emerging Markets Equity Fund. The Board considered the investment performance of those series, while also taking into account relevant distinctions and differences with respect to the investment strategies of the Fund. The Trustees also emphasized longer-term performance goals, which they believe are more important than short isolated periods for purposes of evaluating Matthews’s success in meeting Fund and shareholder objectives. The Trustees concluded that Matthews has the potential to generate acceptable long-term performance for the Fund.

3.	The extent to which Matthews will realize economies of scale as the Fund grows larger and whether Fund investors will benefit from any economies of scale.

Because the Fund is new, it is not expected to recognize economies of scale for some time. The Trustees expect to monitor the Fund’s growth and evaluate economies of scale at future renewals of the Management Agreement in effect at that time. They expect that the Fund will benefit from existing economies of scale through relatively low fee rates established at inception, as well as through additional investment in the Trust’s business and the provision of improved or additional infrastructure and services to the Fund and its shareholders. As a result, the Trustees were satisfied about the extent to which economies of scale would be shared with the Fund and its shareholders.

4.	The costs of the services to be provided by Matthews and others.

The Trustees considered the management fees and expenses of the Fund in comparison to the advisory fees and other fees and expenses of other existing series of the Trust, noting that, as compared to the other series of the Trust that are operated as mutual funds, the Fund has a unitary management fee structure which will cover most of the ordinary operating expenses of the Fund. The Trustees noted that because Matthews would be assuming many of the operating expenses of the Fund, the total expense ratio for the Fund is lower, and in some cases substantially lower, than the total expense ratios of the series of the Trust that are operated as mutual funds. The Trustees further noted that the total expense ratio of the Fund is the same as the total expense ratio of each other series of the Trust that is operated as an exchange-traded fund. The Trustees also considered the fees and expenses of the competitive universe of actively-managed exchange-traded funds, noting that there were a limited number of such funds in the competitive universe for the Fund. The Trustees considered that the total expense ratio to be paid by investors in the Fund, which is most representative of an investor’s net experience, would be reasonable.

5.	The profits to be realized by Matthews and its affiliates from the relationships with the Fund.

The Trustees recognized that, as a new fund with a unitary fee structure, it is unlikely that the Fund will generate profits for Matthews initially and may not do so until the Fund has experienced some significant growth. The Trustees also

74	MATTHEWS ASIA FUNDS

Approval of Investment Management Agreement (unaudited) (continued)

considered that the additional benefits expected to be derived by Matthews from its relationship with the Fund are limited, and largely consist of research benefits received in exchange for “soft dollars.”

No single factor was determinative of the Board’s decision to approve the Management Agreement, but rather the Trustees based their determination on the total mix of information available to them. After considering the factors described above, the Board concluded that the terms of the management arrangements would be fair and reasonable to the Fund in light of the services that Matthews is expected to provide, and that the Fund’s shareholders are expected to receive reasonable value in return for the management fees paid. For these reasons, the approval of the Management Agreement would be in the best interests of the Fund and its shareholders.

The Management Agreement may be terminated by the Trustees on behalf of the Fund or by Matthews upon 60 days’ prior written notice without penalty. The Management Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.

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Approval of Investment Management Agreement (unaudited)

Matthews Korea Active ETF

The Fund named above, which is a series of the Trust, has retained Matthews International Capital Management, LLC (“Matthews”) to manage its assets pursuant to an Investment Management Agreement dated as of June 30, 2022, as amended (the “Management Agreement”), which has been approved by the Board of Trustees of the Trust, including all of the Trustees who are not “interested persons” (“Independent Trustees”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Following an initial two-year term with respect to the Fund, the Management Agreement continues in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for that purpose (the “Annual 15(c) Process”).

At a meeting held on February 22-23, 2023 (the “Meeting”), the Board, including all of the Independent Trustees, approved the Management Agreement for an initial two-year term from April 28, 2023 through April 27, 2025 with respect to the Fund.

The Board recognized at the Meeting that the approval of the Management Agreement in connection with the organization of the Fund was related to the proposed reorganization of the Matthews Korea Fund into the Fund, which was also considered and approved at the Meeting.

At the Meeting and at a prior meeting of the Independent Trustees on January 12, 2023, the Board received and considered information (both written and oral) provided to assist it in the review of the Management Agreement and made assessments with respect to the Fund. The Independent Trustees were advised by independent legal counsel with respect to these matters. The Independent Trustees discussed the approval of the Management Agreement with representatives of Matthews and among themselves in private sessions on various occasions at which no representatives of Matthews were present.

In addition, the Board received presentations about the Trust and its other series throughout the year from management. That other information considered by the Board addressed many of the factors discussed below, including, but not limited to, information about the services provided by Matthews, its structure, organization, operations and personnel, the financial condition of Matthews and the profitability to Matthews from the Management Agreement, compliance procedures and resources, investment performance of other series and any similar strategies, expected expenses of the Fund, planned distribution and marketing of the Fund, relationships with Authorized Participants and market makers, and other information considered relevant.

In considering information relating to management fee levels, the Board took into account that the Fund would pay

Matthews a single unitary fee and that Matthews would be responsible for payment of all ordinary fund expenses out of the unitary fee. The Board considered that Matthews had aimed to provide an estimate of that portion of the unitary fee that might be considered to constitute payment for advisory services, but noted that such estimates were imprecise and not representative of the different market in which the Fund would operate. The Board noted that the current almost universal practice among exchange-traded funds was to charge a single unitary fee and therefore considered as highly relevant the unitary fees charged by other similarly managed exchange-traded funds. The Board also received, and considered to the extent it thought relevant, information provided by Matthews as to Fund management services and fees as compared to advisory services and fees charged by Matthews to its open-end mutual funds, institutional clients and pooled vehicles organized outside of the United States. The Trustees also considered information comparing the proposed fee and expense levels of the Fund to appropriate peer groups of funds, as well as performance data provided by Matthews with respect to unmanaged benchmarks and pooled vehicles or other accounts managed by Matthews with similar investment objectives and/or strategies to the Fund, as applicable.

Furthermore, throughout the course of the year, the Board received a wide variety of materials relating to the services provided by Matthews, and relating to the nature, extent, and quality of services that would be provided by Matthews to the Fund. The Board also considered that, under the Management Agreement and as part of the unitary management fee, Matthews would provide additional services to the Fund that are essential to the operation of the Fund.

In addition to the information furnished by Matthews, the Trustees were provided with advice from their independent legal counsel discussing their fiduciary duties related to their approval of the Management Agreement and discussed these matters with their counsel.

The Trustees’ determinations at the Meeting were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In deciding to recommend the approval of the Management Agreement with respect to the Fund, the Independent Trustees did not identify any single factor or particular piece of information that, in isolation, was controlling. Each Independent Trustee may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

1.	The nature, extent and quality of the services provided by Matthews under the Management Agreement.

The Trustees considered the overall financial strength and long-term stability of Matthews and its ability to provide a high level and high quality of services to the Fund. The Trustees considered that despite recent challenging conditions with respect to revenues and profitability of the organization, which have been caused by contracting revenues and assets under management, a difficult geopolitical environment and market volatility, Matthews has the

76	MATTHEWS ASIA FUNDS

Approval of Investment Management Agreement (unaudited) (continued)

resources to provide high quality services to the Fund. They considered Matthews’ services provided to the Trust and noted that past periods of volatile and challenging securities markets had not resulted in a diminution of services to the Trust and that Matthews has always demonstrated a commitment to employ the resources necessary to maintain the high level of quality and services to the Trust’s family of funds. The Trustees positively viewed Matthews’ emphasis on preserving and enhancing portfolio management team resources, and careful business planning and management.

The Trustees considered the experience and qualifications of the executive and portfolio management personnel at Matthews who are responsible for providing services to the Fund and who would be responsible for the daily management of the Fund’s portfolios. The Trustees noted that Matthews had experienced some turnover at the senior executive and professional staff levels in recent years. In this regard, the Trustees also reviewed with Matthews the efforts undertaken to replace staff where appropriate and to otherwise minimize its impact on the Trust, including enhancements to the portfolio management teams of certain funds. They also reviewed Matthews’ retention strategies and recent personnel developments relevant to the Trust. They discussed efforts by Matthews to provide appropriate support to the Trust, including, but not limited to, appropriate back-up support such as, but not limited to, enhancing the structure of the portfolio management team to better recognize Matthews’ bench of talent, and ensuring succession plans are put in place. Among the improved capabilities noted by the Independent Trustees over the past several years are enhanced risk analytical resources and related professionals, including ongoing enhancements to compliance, risk management, technology, business infrastructure, operations, marketing and client service, as well as enhancements to valuation practices.

The Trustees considered the technical capabilities of Matthews, including the design and implementation of its disaster recovery and business continuity infrastructure. The Trustees also considered the Chief Compliance Officer’s report regarding Matthews’ compliance resources, risk assessment and other compliance initiatives and programs. The Trustees concluded that Matthews has implemented a robust and diligent compliance process, and demonstrates a strong commitment to a culture of compliance. The Independent Trustees took into consideration Matthews’ description of its supervision of the activities of the Fund’s various service providers, as well as supporting the Independent Trustees’ responsibilities and requests and its responsiveness to questions and/or concerns raised by the Trustees throughout the year.

The Trustees noted the significant role played by Matthews, as valuation designee, with respect to the valuation of portfolio securities, including research and analysis related to fair valued securities and due diligence and oversight of pricing vendors.

The Trustees concluded that Matthews had the quality of personnel and other investment resources essential to performing its duties under the Management Agreement, and that the nature, overall quality, cost and extent of such management services are satisfactory.

2.	The investment performance of the Fund.

The Trustees considered the performance of other series of Trust with similar strategies, namely the Korea Fund that would be reorganized into the Fund, on both an absolute basis and in comparison to appropriate peer funds, benchmark indices and to the extent they exist, Matthews’ similarly managed accounts, for various periods. The Trustees considered those investment results in light of the Fund’s objective, strategies and market conditions, noting periods during which there were challenging investment conditions in various Asian and emerging markets. The Board also considered that the Fund has investment objectives, goals and strategies that are nearly identical to the Korea Fund but very different from non-managed broad-based benchmarks, which rendered performance comparisons against such broad-based benchmarks of lesser utility. In this regard, the Board took into account that the Fund is not designed to perform like broad-based indices and therefore that most investors in the Fund likely are not seeking to achieve benchmark-like returns.

After review, the Trustees concluded that the Fund has the potential to achieve acceptable performance. The Trustees also reviewed Matthews’ trading policies and ability to obtain best overall execution for the Fund in the various markets in which the Fund trades securities. The Trustees noted Matthews’ consistent adherence to its long-standing investment approach, which emphasizes fundamental bottom-up driven investment selection in light of its view of regional economic conditions.

3.	The extent to which Matthews realizes economies of scale as the Fund grows larger and whether Fund investors benefit from any economies of scale.

The Trustees considered that, although the Fund would be newly launched, it would be the surviving entity in the reorganization with the Korea Fund, which will give it a larger asset base compared to a typical new fund. However, it would still have limited assets at commencement of operations and, therefore, is not expected to recognize economies of scale for some time. The Trustees noted that they expect to monitor the Fund’s growth and evaluate economies of scale at future renewals of the Management Agreement in effect at that time. The Trustees further noted that the Fund benefits from existing economies of scale through relatively low fee rates established at inception, as well as through additional investment in the Trust’s business and the provision of improved or additional infrastructure and services to the Fund and its shareholders. The Trustees discussed Matthews’ ongoing investment in its technology, systems, staffing and other aspects of its business that can benefit the Fund, noting that all these endeavors are a means by which Matthews is sharing economies of scale with the Fund and its shareholders through reinvestment in products and services that are designed to benefit the Fund and its shareholders. The Trustees considered the new personnel hired over recent years, as

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Approval of Investment Management Agreement (unaudited) (continued)

well as planned hiring, and the extent to which that hiring could be expected to benefit shareholders. As a result, the Trustees remain satisfied about the extent to which economies of scale are being and will continue to be shared with the Fund and its shareholders.

4.	The costs of the services provided by Matthews and others.

The Trustees considered the unitary fee, which is the total expense ratio of the Fund. The Board also considered that Matthews had aimed to provide an estimate of that portion of the unitary fee that might be considered to constitute payment for advisory services, but noted that such estimates were imprecise and not representative of the different market in which the Fund operates. The Board considered as highly relevant the unitary fees charged by other similarly managed exchange-traded funds in the Fund’s relevant peer group.

The Trustees also received, and considered to the extent they thought relevant, information relating to the estimated management fees and total expenses of the Fund in comparison to the advisory fees and other fees and expenses of other existing series of the Trust, noting that, as compared to the other series of the Trust that are operated as mutual funds, the Fund has a unitary management fee structure that covers most of the ordinary operating expenses of the Fund. The Board noted that Matthews has agreed to waive a portion of its management fee for the Fund in certain extraordinary circumstances to the extent necessary to ensure that the advisory fee payable by the Fund is not more than the advisory fee that would have been payable by the Korea Fund if the proposed reorganization did not occur;

The Trustees also compared the Fund’s unitary fee with the advisory or management fee charged by Matthews for its separate accounts and other investment products. The Trustees considered Matthews’ explanations as to the differences in services between these products and the Fund, including the differences in the frequency of net asset value calculations and other operational and compliance activities.

The Trustees’ overall assessment with respect to the Fund was that, taking into account the considerations noted below, the total expense ratio to be paid by investors in the Fund, which is most representative of an investor’s net experience, would be fair and reasonable.

The Trustees recognized that, because the Fund is expected to have relatively limited assets at commencement of operations and with a unitary fee structure, it is unlikely that the Fund will generate profits for Matthews initially and may not do so until the Fund has experienced some significant growth.

The Trustees also reviewed information provided regarding the structure and manner in which Matthews’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered Matthews’ willingness to invest in technology, infrastructure and professional staff to reinforce and offer services and to accommodate changing regulatory requirements and industry practices.

The Trustees noted that Matthews has experienced reduced profitability this past year as overall assets under management have fallen due to continued risk off sentiment in the asset class but still appeared to be sufficiently profitable to operate as a viable investment management firm, able to honor its obligations as a sponsor of the Fund, including the funds that do not generate a profit for Matthews. The Trustees noted that, with fluctuations in asset levels in the Trust in recent years, heightened volatility in revenues and profitability could be expected from time to time in the future, but they also noted the increased cost control measures by Matthews with certain continued expenditures on personnel and other resources where appropriate.

Based on information received, the consensus of the Trustees was that Matthews’ expected overall profitability from the Management Agreement with respect to the Fund would not be excessive in the foreseeable future.

5.	Ancillary benefits.

The Trustees requested and received from Matthews information concerning other benefits received by Matthews as a result of its respective relationship with the Trust, including various service arrangements with Matthews. These potential benefits included, among other things, the use of soft dollars as well as potential benefits resulting from the structure of compensation arrangements between the Trust, the Adviser and financial intermediaries in the areas of shareholder servicing and sub-transfer agency services. The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

6.	Conclusions.

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Management Agreement would be fair and reasonable with respect to the Fund and its shareholders, and that the approval of the Management Agreement would be in the best interests of the Fund and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Management Agreement, but indicated that the Board based its determination on the total mix of information available to it.

78	MATTHEWS ASIA FUNDS

Approval of Investment Management Agreement (unaudited)

Matthews Emerging Markets Equity Active ETF

Matthews Asia Innovators Active ETF

Matthews China Active ETF

The Funds named above, which are series of the Trust, have retained Matthews International Capital Management, LLC (“Matthews”) to manage their assets pursuant to an Investment Management Agreement dated as of June 30, 2022, as amended (the “Management Agreement”), which has been approved by the Board of Trustees of the Trust, including all of the Trustees who are not “interested persons” (“Independent Trustees”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Following an initial two-year term with respect to each Fund, the Management Agreement continues in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for that purpose (the “Annual 15(c) Process”).

At a meeting held on August 23-24, 2023 (the “Meeting”), the Board, including all of the Independent Trustees, approved the continuation of the Management Agreement for an additional one-year term ending June 29, 2025, with respect to each Fund.

At the Meeting and at a prior meeting of the Independent Trustees on August 18, 2023, the Board received and considered information (both written and oral) provided to assist it in the review of the Management Agreement and made assessments with respect to each Fund individually. The Independent Trustees were advised by independent legal counsel with respect to these matters. Prior to the August 18, 2023 meeting, a working group of Independent Trustees and independent legal counsel had met with representatives of Matthews on August 2, 2023 to review relevant information in connection with the Annual 15(c) Process. After the August 2, 2023 and August 18, 2023 meetings, the Independent Trustees asked Matthews to provide certain additional information and to respond to certain additional questions at the Meeting. The Independent Trustees then reviewed this supplemental information, which was provided prior to and at the Meeting. The Independent Trustees discussed the renewal of the Management Agreement with representatives of Matthews and among themselves in private sessions on various occasions at which no representatives of Matthews were present.

In addition, the Board received presentations about the Funds throughout the year from management. Among the information considered by the Board were responses to a detailed information request sent on behalf of the Independent Trustees by their independent legal counsel. Matthews furnished extensive information in response to this request with respect to many subjects relating to the Management Agreement and other related agreements and addressed many of the factors discussed below, including, but not limited to, information about the services provided by Matthews, its structure, organization, operations and personnel, the financial condition of Matthews and the profitability to Matthews from the Management Agreement, compliance procedures and resources, investment performance of the Funds, expenses of the Funds, brokerage and portfolio transactions, distribution and marketing of the Funds, relationships with Authorized Participants and market makers, and other information considered relevant.

In considering information relating to management fee levels, the Board took into account that the Funds pay Matthews a single unitary fee and that Matthews is responsible for payment of all ordinary fund expenses out of the unitary fee. The Board considered that Matthews had aimed to provide an estimate of that portion of the unitary fee that might be considered to constitute payment for advisory services, but noted that such estimates were imprecise and not representative of the different market that the Funds operate in. The Board noted that the current almost universal practice among exchange-traded funds was to charge a single unitary fee and therefore considered as highly relevant the unitary fees charged by other similarly managed exchange-traded funds. The Board also received, and considered to the extent they thought relevant, information provided by Matthews as to Fund management services and fees as compared to advisory services and fees charged by Matthews to its open-end mutual funds, institutional clients and pooled vehicles organized outside of the United States. The Trustees also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to appropriate peer groups of funds, as well as performance data provided by Matthews with respect to unmanaged benchmarks and pooled vehicles or other accounts managed by Matthews with similar investment objectives and/or strategies to the Funds, as applicable.

The Independent Trustees also considered that they had engaged an independent data provider, Broadridge, to assist them in their Annual 15(c) Process. The Independent Trustees considered the work and analysis performed by the independent data provider in selecting appropriate peer groups for the Funds. Furthermore, throughout the course of the year, the Board received a wide variety of materials relating to the services provided by Matthews, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, and other information relating to the nature, extent, and quality of services provided by Matthews to the Funds. The Board also considered that, under the Management Agreement and as part of the unitary management fee, Matthews provides additional services to the Funds that are essential to the operation of the Funds.

In addition to the information furnished by Matthews, the Trustees were provided with a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Management Agreement and discussed these matters with their counsel. The Board’s consideration of all this information, both at the Meeting and throughout the year, is part of a systematic process that it has used, and continues to use, with regard to the Annual 15(c) Process.

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Approval of Investment Management Agreement (unaudited) (continued)

The Trustees’ determinations at the Meeting were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Management Agreement with respect to each Fund, the Independent Trustees did not identify any single factor or particular piece of information that, in isolation, was controlling. Each Independent Trustee may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

1.	The nature, extent and quality of the services provided by Matthews under the Management Agreement.

The Trustees considered the overall financial strength and long-term stability of Matthews and its ability to continue to provide a high level and high quality of services to the Funds. The Trustees considered that despite recent challenging conditions with respect to revenues and profitability of the organization, which have been caused by contracting revenues and assets under management, a difficult geopolitical environment and market volatility, Matthews has continued to provide high quality services to the Funds. They considered Matthews’ services provided to the Trust and noted that past periods of volatile and challenging securities markets had not resulted in a diminution of services to the Trust and that Matthews has always demonstrated a commitment to employ the resources necessary to maintain the high level of quality and services to the Trust’s family of funds. The Trustees positively viewed Matthews’ emphasis on preserving and enhancing portfolio management team resources, and careful business planning and management.

The Trustees considered the experience and qualifications of the executive and portfolio management personnel at Matthews who are responsible for providing services to the Funds and who are responsible for the daily management of the Funds’ portfolios. The Trustees noted that Matthews had experienced some turnover at the senior executive and professional staff levels in recent years. In this regard, the Trustees reviewed with Matthews the efforts undertaken to replace staff where appropriate and to otherwise minimize its impact on the Funds, including enhancements to the portfolio management teams of certain Funds. They also reviewed Matthews’ retention strategies and recent personnel developments relevant to certain of the Funds. They discussed efforts by Matthews to provide appropriate support to the Funds, including, but not limited to, appropriate back-up support for each Fund such as, but not limited to, enhancing the structure of the portfolio management teams to better recognize Matthews’ bench of talent, and ensuring succession plans are put in place. Among the improved capabilities noted by the Independent Trustees over the past several years are enhanced risk analytical resources and related professionals, including ongoing enhancements to compliance, risk management, technology, business infrastructure, operations, marketing and client service, as well as enhancements to valuation practices.

The Trustees considered the technical capabilities of Matthews, including the design and implementation of its disaster recovery and business continuity infrastructure. The Trustees also considered the Chief Compliance Officer’s report regarding Matthews’ compliance resources, risk assessment and other compliance initiatives and programs. The Trustees concluded that Matthews has implemented a robust and diligent compliance process, and demonstrates a strong commitment to a culture of compliance. The Independent Trustees took into consideration Matthews’ description of its supervision of the activities of the Funds’ various service providers, as well as supporting the Independent Trustees’ responsibilities and requests and its responsiveness to questions and/or concerns raised by the Trustees throughout the year.

The Trustees noted the significant role played by Matthews, as valuation designee, with respect to the valuation of portfolio securities, including research and analysis related to fair valued securities and due diligence and oversight of pricing vendors.

The Trustees concluded that Matthews had the quality of personnel and other investment resources essential to performing its duties under the Management Agreement, and that the nature, overall quality, cost and extent of such management services are satisfactory.

2.	The investment performance of the Funds.

The Trustees reviewed the performance of each Fund on both an absolute basis and in comparison to appropriate peer funds, benchmark indices and to the extent they exist, Matthews’ similarly managed accounts, for the period since the Funds’ inception through June 30, 2023. The Trustees considered investment results in light of each Fund’s objective, strategies and market conditions, noting periods during which there were challenging investment conditions in various Asian and emerging markets. The Independent Trustees reviewed information as to peer group selections presented by Broadridge. In doing so, the Trustees recognized and took into account that the specialized nature of the Funds made it sometimes difficult to fairly benchmark performance against peers and also took into account that certain funds had a very limited universe of peers. The Board also considered that the Funds had investment objectives, goals and strategies that were very different from non-managed broad-based benchmarks, which rendered performance comparisons against such broad-based benchmarks of lesser utility. In this regard, the Board took into account that the Funds are not designed to perform like broad-based indices and therefore that most investors in the Funds likely are not seeking to achieve benchmark-like returns.

The Trustees reviewed each Fund’s performance on a case-by-case basis and noted that the Funds had commenced operations in July 2022 and therefore had only limited performance history to review. The Board also took into account that each Fund’s track record was measured as of a specific ending date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund that is

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currently underperforming, the Trustees also considered the market conditions experienced during the period under review, as well as the outlook for the Fund going forward in light of expected future market conditions.

The Trustees discussed with Matthews the fact that certain periods of underperformance may be transitory while other periods of underperformance may be caused by factors that warrant further consideration. To the extent of any concerns about performance with respect to a Fund, the Trustees noted that Matthews had provided an explanation for that performance and explained its reasons for maintaining a consistent investment philosophy going forward. A summary of each Fund’s performance track record is provided below.

For Matthews Asia Innovators Active ETF, the Trustees noted that the Fund’s performance ranked in the fifth quintile for the since-inception period. The Trustees also noted that the Fund underperformed the median of its peer group for same period. The Board considered Matthews’ discussion regarding the factors contributing to underperformance and efforts undertaken to improve performance and also noted the limited operating history of the Fund.

For Matthews China Active ETF, the Trustees noted that the Fund’s performance ranked in the second quintile for the since-inception period. The Trustees also noted that the Fund outperformed the median of its peer group for same period. The Board further noted the limited operating history of the Fund.

For Matthews Emerging Markets Equity Active ETF, the Trustees noted that the Fund’s performance ranked in the third quintile for the since-inception period. The Trustees also noted that the Fund outperformed the median of its peer group for same period. The Board further noted the limited operating history of the Fund.

After review, the Trustees concluded that each Fund’s overall performance was satisfactory or was being addressed as needed. The Trustees also reviewed Matthews’ trading policies and efforts to obtain best overall execution for the Funds in the various markets in which the Funds trade securities. The Trustees noted Matthews’ consistent adherence to its long-standing investment approach, which emphasizes fundamental bottom-up driven investment selection in light of its view of regional economic conditions.

3.	The extent to which Matthews realizes economies of scale as the Funds grow larger and whether Fund investors benefit from any economies of scale.

The Trustees considered that because the Funds are newly launched, they are not expected to recognize economies of scale for some time. The Trustees noted that they expect to monitor each Fund’s growth and evaluate economies of scale at future renewals of the Management Agreement in effect at that time. The Trustees further noted that each Fund benefits from existing economies of scale through relatively low fee rates established at inception, as well as through additional investment in the Trust’s business and the provision of improved or additional infrastructure and services to the

Funds and their shareholders. The Trustees discussed Matthews’ ongoing investment in its technology, systems, staffing and other aspects of its business that can benefit the Funds, noting that all these endeavors are a means by which Matthews is sharing economies of scale with the Funds and their shareholders through reinvestment in products and services that are designed to benefit the Funds and their shareholders. The Trustees considered the new personnel hired over recent years, as well as planned hiring, and the extent to which that hiring could be expected to benefit shareholders. As a result, the Trustees remain satisfied about the extent to which economies of scale are being and will continue to be shared with the Funds and their shareholders.

4.	The costs of the services provided by Matthews and others.

The Trustees considered the unitary fee, which was the total expense ratio of each Fund. The Board also considered that Matthews had aimed to provide an estimate of that portion of the unitary fee that might be considered to constitute payment for advisory services, but noted that such estimates were imprecise and not representative of the different market that the Funds operate in. The Board considered as highly relevant the unitary fees charged by other similarly managed exchange-traded funds in each Fund’s relevant peer group. The Trustees reviewed information developed by Broadridge as to appropriate peer groups for each Fund for these purposes.

The Trustees also received, and considered to the extent they thought relevant, information relating to the estimated management fees and total expenses of the Funds in comparison to the advisory fees and other fees and expenses of other existing series of the Trust, noting that, as compared to the other series of the Trust that are operated as mutual funds, the Funds have a unitary management fee structure that covers most of the ordinary operating expenses of the Funds.

The Trustees also compared the Funds unitary fee with the advisory or management fee charged by Matthews for its separate accounts and other investment products. The Trustees considered Matthews’ explanations as to the differences in services between these products and the Funds, including the differences in the frequency of net asset value calculations and other operational and compliance activities.

The Trustees’ overall assessment with respect to each Fund was that, taking into account the considerations noted below, the total expense ratio to be paid by investors in the Fund, which is most representative of an investor’s net experience, was fair and reasonable.

For the Matthews Asia Innovators Active ETF, the actual management fee was above the peer group median and the contractual management fee was slightly above the peer group median. The actual total expenses were above the peer group median.

For the Matthews China Active ETF, the actual management fee was above the peer group median and the contractual management fee was above the peer group median. The actual total expenses were above the peer group median.

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Approval of Investment Management Agreement (unaudited) (continued)

For the Matthews Emerging Markets Equity Active ETF, the actual management fee was above the peer group median and the contractual management fee was above the peer group median. The actual total expenses were slightly below the peer group median.

The Trustees reviewed information provided by Matthews regarding the costs of sponsoring and operating the Funds and information regarding the profitability to Matthews of the Management Agreement both on a fund-by-fund basis and overall for the family of Funds. In considering profitability, the Trustees discussed and considered the methodology employed by Matthews in calculating profit margins but also considered other elements relevant to discussions of profitability, such as the entrepreneurial risk undertaken by Matthews in sponsoring and maintaining the Funds. The Trustees recognized that, as new funds with a unitary fee structure, it is unlikely that a Fund will generate profits for Matthews initially and may not do so until the Fund has experienced some significant growth.

The Trustees also reviewed information provided regarding the structure and manner in which Matthews’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered Matthews’ willingness to invest in technology, infrastructure and professional staff to reinforce and offer services and to accommodate changing regulatory requirements and industry practices.

The Trustees noted that Matthews has experienced reduced profitability this past year as overall assets under management have fallen significantly due to continued risk off sentiment in the asset class but still appeared to be sufficiently profitable to operate as a viable investment management firm, able to honor its obligations as a sponsor of the Funds, including the Funds that did not generate a profit for Matthews, without earning excessive profits from any particular Fund or from the overall relationship with the Funds. The Trustees noted that, with fluctuations in asset levels in the Trust in recent years, heightened volatility in revenues and profitability could be expected from time to time in the future, but they also noted the increased cost control measures by Matthews with certain continued expenditures on personnel and other resources where appropriate. The Board also considered information relating to the profitability of a limited number of publicly traded investment advisers, although the Board noted that this information was of limited utility because it was comprised of a limited universe of advisers, did not provide any information as to how profitability was determined and did not limit profitability analysis to the performance of advisory services to registered investment companies. The Board further noted that these advisers differed significantly from Matthews because they were not solely dedicated to investment in the Asian and emerging markets.

Based on information received, the Trustees noted that Matthews’ overall profitability from the Management Agreement appeared not to be excessive at the current time.

5.	Ancillary benefits.

The Trustees requested and received from Matthews information concerning other benefits received by Matthews as a result of its respective relationship with the Funds, including various service arrangements with Matthews. These potential benefits included, among other things, the use of soft dollars as well as potential benefits resulting from the structure of compensation arrangements between the Trust, the Adviser and financial intermediaries in the areas of shareholder servicing and sub-transfer agency services. The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

6.	Conclusions.

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Management Agreement was fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Management Agreement would be in the best interests of each Fund and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Management Agreement, but indicated that the Board based its determination on the total mix of information available to it.

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Approval of Investment Management Agreement (unaudited)

Matthews Emerging Markets Sustainable Future Active ETF

Matthews Pacific Tiger Active ETF

Matthews India Active ETF

Matthews Japan Active ETF

Matthews Asia Dividend Active ETF

The Funds named above, which are series of the Trust, have retained Matthews International Capital Management, LLC (“Matthews”) to manage their assets pursuant to an Investment Management Agreement dated as of June 30, 2022, as amended (the “Management Agreement”), which has been approved by the Board of Trustees of the Trust, including all of the Trustees who are not “interested persons” (“Independent Trustees”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Following an initial two-year term with respect to each Fund, the Management Agreement continues in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for that purpose (the “Annual 15(c) Process”).

At a meeting held on August 23-24, 2023 (the “Meeting”), the Board, including all of the Independent Trustees, approved the Management Agreement for an initial two-year term from September 20, 2023 through September 19, 2025 with respect to each Fund.

At the Meeting and at a prior meeting of the Independent Trustees on July 6, 2023, the Board received and considered information (both written and oral) provided to assist it in the review of the Management Agreement and made assessments with respect to each Fund individually. The Independent Trustees were advised by independent legal counsel with respect to these matters. The Independent Trustees discussed the approval of the Management Agreement with representatives of Matthews and among themselves in private sessions on various occasions at which no representatives of Matthews were present.

In addition, the Board received presentations about the Trust and its other series throughout the year from management. That other information considered by the Board addressed many of the factors discussed below, including, but not limited to, information about the services provided by Matthews, its structure, organization, operations and personnel, the financial condition of Matthews and the profitability to Matthews from the Management Agreement, compliance procedures and resources, investment performance of other series and any similar strategies, expected expenses of the Funds, planned distribution and marketing of the Funds, relationships with Authorized Participants and market makers, and other information considered relevant.

In considering information relating to management fee levels, the Board took into account that the Funds would pay Matthews a single unitary fee and that Matthews would be responsible for payment of all ordinary fund expenses out of the unitary fee. The Board considered that Matthews had aimed to provide an estimate of that portion of the unitary fee that might be considered to constitute payment for advisory services, but noted that such estimates were imprecise and not representative of the different market in which the Funds would operate. The Board noted that the current almost universal practice among exchange-traded funds was to charge a single unitary fee and therefore considered as highly relevant the unitary fees charged by other similarly managed exchange-traded funds. The Board also received, and considered to the extent it thought relevant, information provided by Matthews as to Fund management services and fees as compared to advisory services and fees charged by Matthews to its open-end mutual funds, institutional clients and pooled vehicles organized outside of the United States. The Trustees also considered information comparing the proposed fee and expense levels of each Fund to appropriate peer groups of funds, as well as performance data provided by Matthews with respect to unmanaged benchmarks and pooled vehicles or other accounts managed by Matthews with similar investment objectives and/or strategies to the Funds, as applicable.

Furthermore, throughout the course of the year, the Board received a wide variety of materials relating to the services provided by Matthews, and relating to the nature, extent, and quality of services that would be provided by Matthews to the Funds. The Board also considered that, under the Management Agreement and as part of the unitary management fee, Matthews would provide additional services to the Funds that are essential to the operation of the Funds.

In addition to the information furnished by Matthews, the Trustees were provided with advice from their independent legal counsel discussing their fiduciary duties related to their approval of the Management Agreement and discussed these matters with their counsel.

The Trustees’ determinations at the Meeting were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In deciding to recommend the approval of the Management Agreement with respect to each Fund, the Independent Trustees did not identify any single factor or particular piece of information that, in isolation, was controlling. Each Independent Trustee may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

1.	The nature, extent and quality of the services provided by Matthews under the Management Agreement.

The Trustees considered the overall financial strength and long-term stability of Matthews and its ability to provide a high level and high quality of services to the Funds. The Trustees considered that despite recent challenging conditions with respect to revenues and profitability of the organization, which have been caused by contracting revenues and assets under management, a difficult geopolitical environment and market volatility, Matthews has the resources to provide high quality services to the Funds. They

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Approval of Investment Management Agreement (unaudited) (continued)

considered Matthews’ services provided to the Trust and noted that past periods of volatile and challenging securities markets had not resulted in a diminution of services to the Trust and that Matthews has always demonstrated a commitment to employ the resources necessary to maintain the high level of quality and services to the Trust’s family of funds. The Trustees positively viewed Matthews’ emphasis on preserving and enhancing portfolio management team resources, and careful business planning and management.

The Trustees considered the experience and qualifications of the executive and portfolio management personnel at Matthews who would be responsible for providing services to the Funds and who are responsible for the daily management of the Funds’ portfolios. The Trustees noted that Matthews had experienced some turnover at the senior executive and professional staff levels in recent years. In this regard, the Trustees reviewed with Matthews the efforts undertaken to replace staff where appropriate and to otherwise minimize its impact on the Trust, including enhancements to the portfolio management teams of certain funds. They also reviewed Matthews’ retention strategies and recent personnel developments relevant to the Trust. They discussed efforts by Matthews to provide appropriate support to the Trust, including, but not limited to, appropriate back-up support such as, but not limited to, enhancing the structure of the portfolio management team to fully recognize Matthews’ bench of talent, and ensuring succession plans are put in place. Among the improved capabilities noted by the Independent Trustees over the past several years are enhanced risk analytical resources and related professionals, including ongoing enhancements to compliance, risk management, technology, business infrastructure, operations, marketing and client service, as well as enhancements to valuation practices.

The Trustees considered the technical capabilities of Matthews, including the design and implementation of its disaster recovery and business continuity infrastructure. The Trustees also considered the Chief Compliance Officer’s report regarding Matthews’ compliance resources, risk assessment and other compliance initiatives and programs. The Trustees concluded that Matthews has implemented a robust and diligent compliance process, and demonstrates a strong commitment to a culture of compliance. The Independent Trustees took into consideration Matthews’ description of its supervision of the activities of the Funds’ various service providers, as well as supporting the Independent Trustees’ responsibilities and requests and its responsiveness to questions and/or concerns raised by the Trustees throughout the year.

The Trustees noted the significant role played by Matthews, as valuation designee, with respect to the valuation of portfolio securities, including research and analysis related to fair valued securities and due diligence and oversight of pricing vendors.

The Trustees concluded that Matthews had the quality of personnel and other investment resources essential to performing its duties under the Management Agreement, and that the nature, overall quality, cost and extent of such management services are satisfactory.

2.	The investment performance of the Funds.

The Trustees considered the performance of other series of Trust with similar strategies, on both an absolute basis and in comparison to appropriate peer funds, benchmark indices and to the extent they exist, Matthews’ similarly managed accounts, for various periods. The Trustees considered those investment results in light of each Fund’s objective, strategies and market conditions, noting periods during which there were challenging investment conditions in various Asian and emerging markets. The Board also considered that the Funds had investment objectives, goals and strategies that were very different from non-managed broad-based benchmarks, which rendered performance comparisons against such broad-based benchmarks of lesser utility. In this regard, the Board took into account that the Funds are not designed to perform like broad-based indices and therefore that most investors in the Funds likely are not seeking to achieve benchmark-like returns.

After review, the Trustees concluded that each Fund has the potential to achieve acceptable performance. The Trustees also reviewed Matthews’ trading policies and ability to obtain best overall execution for the Funds in the various markets in which the Funds trade securities. The Trustees noted Matthews’ consistent adherence to its long-standing investment approach, which emphasizes fundamental bottom-up driven investment selection in light of its view of regional economic conditions.

3.	The extent to which Matthews realizes economies of scale as the Funds grow larger and whether Fund investors benefit from any economies of scale.

The Trustees considered that because the Funds would be newly launched, they are not expected to recognize economies of scale for some time. The Trustees noted that they expect to monitor each Fund’s growth and evaluate economies of scale at future renewals of the Management Agreement in effect at that time. The Trustees further noted that each Fund benefits from existing economies of scale through relatively low fee rates established at inception, as well as through additional investment in the Trust’s business and the provision of improved or additional infrastructure and services to the Funds and their shareholders. The Trustees discussed Matthews’ ongoing investment in its technology, systems, staffing and other aspects of its business that can benefit the Funds, noting that all these endeavors are a means by which Matthews is sharing economies of scale with the Funds and their shareholders through reinvestment in products and services that are designed to benefit the Funds and their shareholders. The Trustees considered the new personnel hired over recent years, as well as planned hiring, and the extent to which that hiring could be expected to benefit shareholders. As a result, the Trustees remain satisfied about the extent to which economies of scale are being and will continue to be shared with the Funds and their shareholders.

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Approval of Investment Management Agreement (unaudited) (continued)

4.	The costs of the services provided by Matthews and others.

The Trustees considered the unitary fee, which is the total expense ratio of each Fund. The Board also considered that Matthews had aimed to provide an estimate of that portion of the unitary fee that might be considered to constitute payment for advisory services, but noted that such estimates were imprecise and not representative of the different market in which the Funds operate. The Board considered as highly relevant the unitary fees charged by other similarly managed exchange-traded funds in each Fund’s relevant peer group.

The Trustees also received, and considered to the extent they thought relevant, information relating to the estimated management fees and total expenses of the Funds in comparison to the advisory fees and other fees and expenses of other existing series of the Trust, noting that, as compared to the other series of the Trust that are operated as mutual funds, the Funds have a unitary management fee structure that covers most of the ordinary operating expenses of the Funds.

The Trustees also compared the Funds unitary fee with the advisory or management fee charged by Matthews’ for its separate accounts and other investment products. The Trustees considered Matthews’ explanations as to the differences in services between these products and the Funds, including the differences in the frequency of net asset value calculations and other operational and compliance activities.

The Trustees’ overall assessment with respect to each Fund was that, taking into account the considerations noted below, the total expense ratio to be paid by investors in the Fund, which is most representative of an investor’s net experience, would be fair and reasonable.

The Trustees recognized that, as new funds with a unitary fee structure, it is unlikely that a Fund will generate profits for Matthews initially and may not do so until the Fund has experienced some significant growth.

The Trustees also reviewed information provided regarding the structure and manner in which Matthews’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered Matthews’ willingness to invest in technology, infrastructure and professional staff to reinforce and offer services and to accommodate changing regulatory requirements and industry practices.

The Trustees noted that Matthews has experienced reduced profitability this past year as overall assets under management have fallen due to continued risk off sentiment in the asset class but still appeared to be sufficiently profitable to operate as a viable investment management firm, able to honor its obligations as a sponsor of the Funds, including the funds that do not generate a profit for Matthews. The Trustees noted that, with fluctuations in asset levels in the Trust in recent years, heightened volatility in revenues and profitability could be expected from time to time in the future, but they also noted the increased cost control measures by Matthews with certain continued expenditures on personnel and other resources where appropriate.

Based on information received, the consensus of the Trustees was that Matthews’ expected overall profitability from the Management Agreement with respect to the Funds would not be excessive in the foreseeable future.

5.	Ancillary benefits.

The Trustees requested and received from Matthews information concerning other benefits received by Matthews as a result of its respective relationship with the Trust, including various service arrangements with Matthews. These potential benefits included, among other things, the use of soft dollars as well as potential benefits resulting from the structure of compensation arrangements between the Trust, the Adviser and financial intermediaries in the areas of shareholder servicing and sub-transfer agency services. The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

6.	Conclusions.

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Management Agreement would be fair and reasonable with respect to each Fund and its shareholders, and that the approval of the Management Agreement would be in the best interests of each Fund and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Management Agreement, but indicated that the Board based its determination on the total mix of information available to it.

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Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry. Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with the Liquidity Rule. The Program seeks to assess and manage each Fund’s liquidity risk (i.e., the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Program relies on a third-party vendor to assist with the liquidity classifications of the Funds’ portfolio holdings.

The Board of Trustees (the “Board”) of the Matthews International Funds (the “Funds”) met on November 15, 2023 (the “Meeting”) to review the Program, in accordance with the requirements of the Liquidity Rule. The Board has appointed the Liquidity Risk Management Committee (“LRMC”), a sub-committee of the Enterprise Risk Management Committee of Matthews International Capital Management, LLC, as Program Administrator.

At the Meeting, the LRMC provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of the Highly Liquid Investment Minimum (“HLIM”) and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022, through October 31, 2023 (the “Program Reporting Period”).

The Report included a portfolio liquidity profile of each Fund as of October 31, 2023. The Report also discussed, among other things, the factors and assumptions considered in establishing a Fund’s HLIM and Reasonably Anticipated Trading Size; the results of stress tests designed to assess liquidity under hypothetical stressed scenarios; and the impact of local holidays in non-US jurisdictions. The Board approved revisions to the Funds’ RATS and HLIM at the Meeting

The Report concluded that based on the operation of the functions, as described in the Report, the Program is reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Program Reporting Period.

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Trustees and Officers of the Funds (unaudited)

The operations of each Fund are under the direction of the Board of Trustees. The Board of Trustees establishes each Fund’s policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Funds. The Statement of Additional Information, which includes additional information about Fund Trustees, is available without charge by calling 833.228.5605 or by visiting the Funds’ website, matthewsasia.com. The Trustees and executive officers of the Funds, their year of birth, business address, principal occupations during the past five years and other trusteeships/directorships are set forth below:

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INDEPENDENT TRUSTEES

GALE K. CARUSO Born 1957 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Chair of the Board of Trustees and Trustee	Trustee since 2015, Vice Chair (2021), and Chair of the Board since 2022	Formerly President and Chief Executive Officer (1999–2003), Zurich Kemper Life (life insurance and annuities); Chairman, President and Chief Executive Officer (1994–1999), Scudder Canada Investor Services, Ltd. (investment management); Managing Director (1986–1999), Scudder Kemper Investments, Inc. (investment management).	23	Trustee (since 2006), Pacific Select Funds (47 Portfolios); Member, Board of Governors (since 2022), Investment Company Institute; Member, Governing Council (since 2016), Independent Directors Council; Director (2005-2012), Make-A-Wish of Maine.

NEAL ANDREWS* Born 1966 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2024	Managing Director, BlackRock Inc. (2006–2020), Chief Financial Officer BlackRock Funds (2007–2020) and BlackRock iShares (2019); Senior Vice President and Line of Business Head, Accounting and Administration, PFPC Inc. (1992–2006); Senior Auditor, Price Waterhouse LLP (1987–1992).	23	Segall Bryant & Hamill Funds Trust (2023), (16 Portfolios)

CHRISTOPHER LEE Born 1967 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2015	Consultant and Associate Professor (since 2017), Hong Kong University of Science and Technology; Lecturer (part-time) (2013–2019), The Chinese University of Hong Kong; Private Investor and Partner (since 2012), FAA Investments (financial holding company); Managing Director, Asia Region, and Head of Global Markets Investment Products & db-X (2010–2012), Deutsche Bank AG (financial services); Managing Director, Equity Risk Management Products, and Head of Intermediary Business (2002–2010), UBS AG (financial services); Vice President, Global Markets & Investment Bank (2000–2002), Vice President, International Private Clients Group (1997–2000), Associate, Debt and Equity Markets Group (1995–1997), Merrill Lynch & Co., Inc. (brokerage and investment management).	23	Director (since 2017), Hong Kong Securities and Investment Institute; Director (2013–2018), Asian Master Funds (Australia) (1 Portfolio); Trustee (2013-2022), African Wildlife Foundation; Trustee (2010–2016), Oakland Museum of California.

RICHARD K. LYONS Born 1961 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2010	Chief Innovation and Entrepreneurship Officer (since 2020), UC Berkeley; Dean (2008–2018), Haas School of Business, UC Berkeley; Chief Learning Officer (2006–2008), Goldman Sachs (investment banking and investment management).	23	Trustee (since 2018), Syntax ETF Trust; Trustee (2001–2006), Barclays Global Investor Funds and Master Investment Portfolios (15 Portfolios); Trustee (2000–2006), iShares, Inc. (24 Portfolios) and iShares Trust (over 70 Portfolios); Trustee (1994–2006) and Chairman of the Board (2000–2006), Matthews Asia Funds (9 Portfolios).

1

Each Trustee serves for an indefinite term until his/her successor is elected and qualified or until his/her retirement, death, resignation or removal in accordance with the Trust’s policies. Officers serve at the pleasure of the Board of Trustees.

*	Effective January 1, 2024.

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Trustees and Officers of the Funds (unaudited) (continued)

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INDEPENDENT TRUSTEES

RHODA ROSSMAN Born 1958 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2006	Council Member (since 2019), California Catastrophe Response Council; Vice President, Corporate Investment Officer (2007–2010), Senior Vice President and Treasurer (2003–2007), The PMI Group, Inc. (mortgage insurer).	23

JONATHAN F. ZESCHIN Born 1953 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Trustee since 2007 and Chair of the Board (2014–2021)	Partner (since 2009), Essential Investment Partners, LLC (investment advisory and wealth management).	23	Trustee (2019), Russell Investment Funds (9 portfolios) and Russell Investment Company (32 portfolios).

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INTERESTED TRUSTEES[2]

JAMES COOPER ABBOTT Born 1969 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee and President	Trustee and President since 2022	Director and Chief Executive Officer (since 2022), Matthews (investment management); Chairman and Chief Executive Officer/President (2009–2022), Carillon Tower Advisers, Inc. and Affiliates (asset management); Chief Executive Officer/President (2009–2022), Eagle Asset Management, Inc. (asset management); President (2003–021), Carillon Family of Funds (mutual fund company); President (2008–2019) Eagle Boston Investment Management, Inc. (asset management); Managing Member (2010–2022) Alternative Strategy Partnerships (asset management).	23	Director (since 2023), Matthews Asia Funds SICAV (Luxembourg)(investments);

1

Each Trustee serves for an indefinite term until his/her successor is elected and qualified or until his/her retirement, death, resignation or removal in accordance with the Trust’s policies. Officers serve at the pleasure of the Board of Trustees.

2	A trustee is considered an “interested person” of the Trust as defined under the 1940 Act because of an ownership interest in the Advisor or an office held with the Trust or the Advisor.

88	MATTHEWS ASIA FUNDS

Trustees and Officers of the Funds (unaudited) (continued)

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Other Trusteeships/ Directorships (number of portfolios) Held by Officer
OFFICERS WHO ARE NOT TRUSTEES

JOHN P. McGOWAN Born 1964 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President and Secretary	Since 2005	Head of Fund Administration (since 2009), Chief Administrative Officer (2007–2008), Chief Operating Officer (2004–2007), Matthews (investment management); Vice President and Secretary (2013–2017), Matthews A Share Selections Fund, LLC (registered investment company); Director (since 2010), Matthews Asia Funds SICAV (Luxembourg) (investments); Director (2010–2020), Matthews Global Investors S.à r.l. (Luxembourg) (investment management); Director (2004–2023), Matthews Asian Selections Funds, PLC (Ireland) (investments).	None

SHAI A. MALKA Born 1973 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Treasurer	Since 2005	Vice President of Fund Accounting and Operations (since 2010), Senior Manager of Fund Accounting and Operations (2004–2009), Matthews (investment management); Treasurer (2013–2017), Matthews A Share Selections Fund, LLC (registered investment company).	None

LISA NICOSIA Born 1966 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Chief Compliance Officer and Anti-Money Laundering Officer	Since 2023	Chief Compliance Officer and Anti-Money Laundering Officer (since 2023), Matthews Asia Funds (registered investment company); Vice President (2014-2022), Goldman Sachs (investment management).	None

J. DAVID KAST Born 1966 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President	Since 2018	Chief Compliance Officer and Anti-Money Laundering Officer (since 2018), Global Head of Risk and Compliance (since 2017), Matthews (investment management); Managing Director (2009–2017), Goldman Sachs (investment management).	None

DEEPA DAMRE SMITH Born 1975 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President	Since 2022	General Counsel (since 2022), Matthews (investment management); Managing Director (2014–2022), Director (2009–2013), BlackRock (investment management); Principal (2004–2009), Barclays Global Investors (investment management).	None

SEAN TAYLOR Born 1967 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President	Since 2023	Portfolio Manager (since 2023), Matthews (investment management); Chief Investment Officer for APAC (2014–2023), Global Head of Emerging Markets (2014-2023), DWS Group (investment management); Head of Emerging Markets (2013-2023), Deutsche Asset and Wealth Management (investment management).	None

1

Each Trustee serves for an indefinite term until his/her successor is elected and qualified or until his/her retirement, death, resignation or removal in accordance with the Trust’s policies. Officers serve at the pleasure of the Board of Trustees.

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Matthews Asia Funds

INVESTMENT ADVISOR Matthews International Capital Management, LLC Four Embarcadero Center, Suite 550 San Francisco, CA 94111 833.228.5605	ADMINISTRATOR, CUSTODIAN & TRANSFER AGENT BNY Mellon 240 Greenwich St. New York, NY 10007	LEGAL COUNSEL Paul Hastings LLP 101 California Street, 48th Floor San Francisco, CA 94111

P.O. Box 9791 | Providence, RI 02940 | matthewsasia.com | 833.228.5605

Matthews Asia Funds are distributed in the United States by Foreside Funds Distributors LLC, Portland, Maine

Matthews Asia Funds are distributed in Latin America by Picton S. A.

AR-ETF-1223

(b) Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	As of the end of the period covered by the report, the registrant’s board of directors has determined that the registrant has three audit committee financial experts serving on its audit committee.

(a)(2)	The audit committee financial experts are Christopher F. Lee, Jonathan F. Zeschin, and Richard K. Lyons, each of whom is “independent.”

(b)

Mr. Lee is an associate professor (part-time) of science practice in financial mathematics at the Hong Kong University of Science & Technology where he teaches courses in capital markets and risk management. In addition, Mr. Lee was the chairman and currently is a member of the Audit Committee of Hong Kong Securities and Investment Institute (HKSI). HKSI conducts all the licensing examinations and professional development of securities professionals in Hong Kong. Since HKSI receives funding from the Securities and Futures Commission and the Financial Services & Treasury Bureau of Hong Kong, the Audit Committee must provide the oversight in selecting professional auditing firms and preparing annual financial reports that are in compliance with government rules and regulations. Furthermore, Mr. Lee has served as a member of the Audit Committee at other large organizations such as the Oakland Museum of California and the Washington DC based African Wildlife Foundation. Mr. Lee was designated as Chair of the Audit Committee of Matthews International Funds on November 19, 2020.

Mr. Zeschin is Partner of Essential Investment Partners, LLC, a wealth management and investment advisory firm. He is also the portfolio manager for that firm’s Essential Growth Portfolio. Essential Investment Partners, LLC succeeded to the business of Essential Advisers, Inc. Prior to forming Essential Advisers, Inc., Mr. Zeschin held senior executive positions with Founders Asset Management, Inc., Invesco Funds Group, and Stein Roe & Farnham, Inc. Mr. Zeschin holds a Masters of Management from the Kellogg School at Northwestern University, with majors in Finance and Marketing, and a Bachelor in Business Administration in Accounting with distinction from the University of Michigan. He holds a Certified Public Accountant license from the state of Colorado and is a Certified Financial Planner certificant. Mr. Zeschin is a former chair of the ICI’s Accounting Treasurer’s Committee and a former member of the AICPA Investment Companies committee. Mr. Zeschin was previously the chairman of the Board of Trustees of two NYSE listed closed-end funds. He has served on the audit committees of mutual fund boards since 2002. He has experience analyzing and evaluating financial statements at the appropriate level of complexity through his professional activities referenced above. Mr. Zeschin has gained additional accounting expertise as a member of the Audit Committee of Matthews International Funds.

Mr. Lyons is a Professor of Finance and Economics at the Haas School of Business at the University of California, Berkeley, and has served as the university’s Chief Innovation and Entrepreneurship Officer since 2020. Mr. Lyons oversaw the accounting and finance functions at the Haas School of Business when he served as Dean from 2008 to 2018. From 2006 to 2008 Mr. Lyons was on leave from UC Berkeley to serve as Chief Learning Officer at Goldman Sachs. In that role he interacted regularly with the leadership of the Securities Division, which oversees all Sales and Trading at Goldman Sachs. His teaching is primarily in International Finance and Currency Markets in both the MBA and Master’s in Financial Engineering programs. These courses include content on international accounting standards. His research for over two decades has been on the functioning of currency markets and, more recently, on the functioning of cryptocurrency markets.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $651,600 in 2022 and $755,200 in 2023.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2022 and $0 in 2023.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $170,400 in 2022 and $212,120 in 2023. Tax fees include services provided by the principal accountant for tax return preparations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2022 and $0 in 2023.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Auditor Services.

Pre-Approval Requirements. Before the Auditor is engaged by the Trust to render audit related or permissible non-audit services, either:

(i)	The Audit Committee shall pre-approve all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Trust; or

(ii)

The Audit Committee shall establish policies and procedures governing the Auditor’s engagement. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section 4(e) shall be presented to the full Audit Committee at its next scheduled meeting.

De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons. With respect to services that have a direct impact on the operations or financial reporting of the Trust, the Audit Committee shall pre-approve all such non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

Application of De Minimis Exception: The de minimis exceptions set forth above under Section 4(e)(ii) apply to pre-approvals under this Section 4(e)(iii) as well, except that the “total amount of revenues” calculation for Section 4(e)(iii) services is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not Applicable

(c) Not Applicable

(d) Not Applicable

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $277,237 in 2022 and $281,814 in 2023.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Matthews International Funds

By (Signature and Title)*	/s/ J. Cooper Abbott
J. Cooper Abbott, President
(principal executive officer)

Date	March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ J. Cooper Abbott
J. Cooper Abbott, President
(principal executive officer)

Date	March 8, 2024

By (Signature and Title)*	/s/ Shai Malka
Shai Malka, Treasurer
(principal financial officer)

Date	March 8, 2024

*	Print the name and title of each signing officer under his or her signature.